     As filed with the Securities and Exchange Commission on April 26, 2006


                                                     Registration Nos. 333-84023
                                                                   and 811-09507

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]
                         Pre-Effective Amendment No. ___                     [ ]


                         Post-Effective Amendment No. 9                      [X]


                                       and
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY             [ ]
                                   ACT OF 1940


                                 Amendment No. 10                            [X]


                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                               (Name of Depositor)

            3003 - 77th Avenue, S.E., Mercer Island, Washington 98040
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                 (206) 232-8400


Name and Address of Agent for Service:                    Copy to:
--------------------------------------                    --------
Brian F. Kreger, Esq.                                     Mary Jane Wilson-Bilik, Esq.
Vice President, Corporate Secretary and General Counsel   Sutherland Asbill & Brennan LLP
Farmers New World Life Insurance Company                  1275 Pennsylvania Avenue, N.W.
3003 - 77th Avenue, S.E.                                  Washington, DC 20004-2415
Mercer Island, Washington 98040


                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

[ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  On May 1, 2006 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  On __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                      Title of securities being registered:

    Units of interest in a separate account under individual flexible premium variable life insurance policies.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    Issued by
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                                     Through
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

Home Office                             Service Center
3003 - 77TH AVENUE, S.E.                P.O. BOX 724208
MERCER ISLAND, WASHINGTON 98040         ATLANTA, GEORGIA 31139
PHONE: (206) 232-8400                   PHONE: 1-877-376-8008 (TOLL FREE)
                                        8:00 A.M. TO 6:00 P.M. EASTERN TIME


                                   PROSPECTUS
                                   MAY 1, 2006


                                FARMERS VARIABLE
                                      LIFE

This prospectus describes the Farmers Variable Life, an individual flexible premium variable life insurance policy, (the "Policy") issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (the death benefit proceeds) payable on the insured's life if the insured dies while the Policy is in force. The amount of life insurance, and the number of years the Policy is in force, may increase or decrease, depending on the investment experience of the subaccounts of the Farmers Variable Life Separate Account A (the "variable account") in which you invest. You choose one of two death benefit options.

INVESTMENT RISK -- Your Contract Value will vary according to the investment performance of the portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the subaccounts. YOU MAY BE REQUIRED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE IF INVESTMENT PERFORMANCE IS TOO LOW. The Policy is not suitable as a short-term savings vehicle because the surrender charge is considerable.

LOANS, WITHDRAWALS AND SURRENDER -- You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the Policy's death benefit proceeds and its Surrender Value, and increase the risk that your Policy will lapse without value unless you pay additional premiums. If your Policy lapses while loans are outstanding, you will have no Surrender Value and you will likely have to pay a significant amount in taxes.

You choose one of two death benefit options. The death benefit will be at least the principal sum shown in the Policy's specifications page, adjusted for any increases or decreases in principal sum, and reduced by any outstanding loan amount.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs.

REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR TO MAINTAIN THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY.

AN INVESTMENT IN THIS POLICY IS NOT A BANK DEPOSIT, AND THE POLICY IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

INVESTING IN THIS POLICY INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PREMIUMS. PLEASE READ THE "RISK SUMMARY" SECTION OF THIS PROSPECTUS. IT DESCRIBES SOME OF THE RISKS ASSOCIATED WITH INVESTING IN THE POLICY.

This Policy has 38 funding choices - one fixed account (paying a guaranteed minimum fixed rate of interest) and 37 subaccounts. The subaccounts invest in the following 37 portfolios:

-    CALVERT VARIABLE SERIES, INC.

          CVS Social Small Cap Growth Portfolio

-    DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES

          Developing Leaders Portfolio

          Quality Bond Portfolio

-    THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS SHARES

-    DWS VARIABLE SERIES I (FORMERLY SCUDDER VARIABLE SERIES I) - CLASS A SHARES



          DWS Bond VIP (formerly Scudder Bond Portfolio)



          DWS Global Opportunities VIP (formerly Scudder Global Discovery Portfolio)



          DWS Growth & Income VIP (formerly Scudder Growth and Income Portfolio)



          DWS International VIP (formerly Scudder International Portfolio)



          (DWS) Money Market VIP (formerly Scudder Money Market Portfolio)



-    DWS VARIABLE SERIES II (FORMERLY SCUDDER VARIABLE SERIES II) - CLASS A
     SHARES



          DWS Dreman High Return Equity VIP (formerly SVS Dreman High Return Equity Portfolio)



          DWS Government & Agency Securities VIP (formerly Scudder Government & Agency Securities Portfolio)



          DWS High Income VIP (formerly Scudder High Income Portfolio)



          DWS Small Cap Growth VIP (formerly Scudder Small Cap Growth Portfolio)



-    FIDELITY VARIABLE INSURANCE PRODUCTS ("VIP") FUNDS - SERVICE CLASS SHARES


          Fidelity VIP Growth Portfolio

          Fidelity VIP Index 500 Portfolio

          Fidelity VIP Mid Cap Portfolio

-    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES


          Franklin Small-Mid Cap Growth Securities Fund


          Franklin Small Cap Value Securities Fund

          Templeton Developing Markets Securities Fund

          Templeton Global Asset Allocation Fund

-    GOLDMAN SACHS VARIABLE INSURANCE TRUST

          Goldman Sachs Capital Growth Fund


          Goldman Sachs Mid Cap Value Fund*



          Goldman Sachs Structured Small Cap Equity Fund (formerly Goldman Sachs CORE(SM) Small Cap Equity Fund)





-    JANUS ASPEN SERIES

          Janus Aspen Balanced Portfolio (Service Shares)

          Janus Aspen Forty Portfolio (Institutional Shares)

          Janus Aspen Mid Cap Growth Portfolio (Service Shares)

-    PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES


          PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged



          PIMCO VIT Low Duration Portfolio





























-    WM VARIABLE TRUST - CLASS 2 SHARES

          WM Equity Income Fund

          WM Mid Cap Stock Fund

          WM Small Cap Growth Fund

          WM West Coast Equity Fund

-    WM VARIABLE TRUST - CLASS 2 SHARES STRATEGIC ASSET MANAGEMENT (SAM)
     PORTFOLIOS

          WM SAM Balanced Portfolio

          WM SAM Conservative Balanced Portfolio

          WM SAM Conservative Growth Portfolio

          WM SAM Flexible Income Portfolio

          WM SAM Strategic Growth Portfolio


----------
* As of May 1, 2006, the Goldman Sachs Mid Cap Value Fund is closed to new investors. Only contractowners who are currently invested in that fund may allocate new premiums or transfer additional money into the Goldman Sachs Mid Cap Value Fund.


   A prospectus for each of the portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
               TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

Not FDIC Insured                 May Lose Value                No Bank Guarantee

TABLE OF CONTENTS


POLICY BENEFITS/RISKS SUMMARY.............................................     1
POLICY BENEFITS...........................................................     1
   Your Policy in General.................................................     1
   Premium Flexibility....................................................     1
   Death Benefit..........................................................     2
   Surrender and Withdrawals..............................................     2
   Transfers..............................................................     2
   Loans..................................................................     3
POLICY RISKS..............................................................     3
   Risk of Poor Investment Performance....................................     3
   Risks of Market Timing and Disruptive Trading..........................     3
   Risk of Lapse..........................................................     3
   Tax Risks..............................................................     4
   Limits on Cash Withdrawals.............................................     4
   Loan Risks.............................................................     5
   Increase in Current Fees and Expenses..................................     5
   Effects of Surrender Charges...........................................     5
PORTFOLIO RISKS...........................................................     5
FEE TABLE.................................................................     6
REDEMPTION FEES...........................................................    14
DISTRIBUTION COSTS........................................................    14
PERSONALIZED ILLUSTRATIONS................................................    14
FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT............    14
   Farmers New World Life Insurance Company...............................    14
   The Fixed Account......................................................    15
THE VARIABLE ACCOUNT AND THE PORTFOLIOS...................................    15
   The Variable Account...................................................    15
   The Portfolios.........................................................    16
   Investment Objectives of the Portfolios................................    16
   Selection of the Portfolios............................................    20
   Availability of the Portfolios.........................................    21
   Your Right to Vote Portfolio Shares....................................    21
THE POLICY................................................................    22
   Purchasing a Policy....................................................    22
   Tax-Free 'Section 1035' Exchanges......................................    22
   When Insurance Coverage Takes Effect...................................    23
   Canceling a Policy (Right-to-Examine Period)...........................    23
   State Variations.......................................................    24
   Other Policies.........................................................    24
   Ownership Rights.......................................................    24
   Modifying the Policy...................................................    25
   Policy Termination.....................................................    25
PREMIUMS..................................................................    25
   Premium Flexibility....................................................    25
   Minimum Premiums.......................................................    26
   Allocating Premiums....................................................    27
YOUR CONTRACT VALUES......................................................    28
   Subaccount Value.......................................................    28
   Subaccount Unit Value..................................................    28
   Fixed Account Value....................................................    28
   Loan Account Value.....................................................    29
CHARGES AND DEDUCTIONS....................................................    29
   Premium Deductions.....................................................    30
   Monthly Deduction......................................................    30
   Mortality and Expense Risk Charge......................................    31
   Surrender Charge.......................................................    32
   Transfer Charge........................................................    33
   Loan Charges...........................................................    33
   Portfolio Management Fees and Expenses.................................    33
   Other Charges..........................................................    34
DEATH BENEFIT.............................................................    34
   Death Benefit Proceeds.................................................    34
   Death Benefit Options..................................................    34
   Changing Death Benefit Options.........................................    35
   Effects of Withdrawals on the Death Benefit............................    36
   Changing the Principal Sum.............................................    36
   Payment Options........................................................    37
SUPPLEMENTAL BENEFITS (RIDERS)............................................    37
SURRENDER AND WITHDRAWALS.................................................    38
   Surrender..............................................................    38
   Partial Withdrawals....................................................    38
   When We Will Make Payments.............................................    39
TRANSFERS.................................................................    40
   Third Party Transfers..................................................    40
   Telephone Transfers....................................................    40
   Policy and Procedures Regarding Disruptive Trading and Market Timing...    41
   Asset Allocation Models................................................    44
   Automatic Asset Rebalancing Program....................................    45
   Dollar Cost Averaging Program..........................................    45
LOANS.....................................................................    45
   Effects of Policy Loans................................................    46
POLICY LAPSE AND REINSTATEMENT............................................    46
   Lapse..................................................................    46
   Reinstatement..........................................................    46
FEDERAL TAX CONSIDERATIONS................................................    47
   Tax Status of the Policy...............................................    48
   Tax Treatment of Policy Benefits.......................................    48
ADDITIONAL INFORMATION....................................................    52
   Distribution of the Policies...........................................    52
   Legal Proceedings......................................................    53
   Financial Statements...................................................    53
TABLE OF CONTENTS FOR THE SAI.............................................    54
GLOSSARY..................................................................    55
APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES...................   A-1
APPENDIX B - TABLE OF SURRENDER CHARGE FACTORS............................   B-1

POLICY BENEFITS/RISKS SUMMARY

     This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

POLICY BENEFITS

                             YOUR POLICY IN GENERAL

- TAX-DEFERRED ACCUMULATION. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's Contract Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals) on your Contract Value.

- LONG-TERM SAVINGS VEHICLE. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. THERE MAY BE ADVERSE CONSEQUENCES IF YOU DECIDE TO SURRENDER YOUR POLICY EARLY; YOU MAY BE REQUIRED TO PAY A SURRENDER CHARGE THAT APPLIES DURING THE FIRST FOURTEEN YEARS OF THE POLICY.

- PERSONALIZED ILLUSTRATIONS. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

- FIXED ACCOUNT. You may place money in the fixed account where we guarantee that it will earn interest at an annual rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the fixed account will be reduced by most of the fees and charges we assess. The fixed account is part of our general account.

- SEPARATE ACCOUNT. You may allocate premium(s) and Contract Value to one or more subaccounts of the variable account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the subaccounts will vary each day with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

                               PREMIUM FLEXIBILITY

- FLEXIBLE PREMIUMS. You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an initial premium, you can pay subsequent premiums (minimum $25) at any time. You may also choose to have premiums deducted directly from your bank account.

- MINIMUM PREMIUMS. This Policy does not provide a no-lapse period. PAYING THE MINIMUM PREMIUMS FOR THE POLICY MAY REDUCE YOUR RISK OF LAPSE, BUT WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

- RIGHT-TO-EXAMINE PERIOD. You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. If you decide to cancel the Policy during the right-to-examine period, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy. The terms of the right-to-examine period may be different for Policy owners over age 60 who purchase their Policy in California.

                                  DEATH BENEFIT

- As long as the Policy remains in force, we will pay a death benefit payment to the beneficiary upon the death of the insured.

-    You must choose one of two death benefit options under the Policy.

     - OPTION A is a variable death benefit through attained age 99 that is the greater of:

          -    the principal sum plus the Contract Value on the date of death;
               or

          - the Contract Value multiplied by the applicable death benefit percentage.

     - OPTION B is a level death benefit through attained age 99 that is the greater of:

          -    the principal sum on the date of death; or

          - the Contract Value multiplied by the applicable death benefit percentage.

- Any death benefit proceeds paid will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and will be reduced by the amount of any outstanding loan amount (and any interest you owe) and any due and unpaid monthly deductions.

- CHANGE IN DEATH BENEFIT OPTION AND PRINCIPAL SUM. After the first Policy year, you may change the death benefit option or increase or decrease the principal sum once each Policy year if the insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and principal sum during the same Policy year unless done simultaneously). Surrender charges may apply. A change in death benefit option or principal sum may have tax consequences.

                            SURRENDER AND WITHDRAWALS

- SURRENDER. At any time while the Policy is in force, you may submit a written request to surrender your Policy and receive the Surrender Value (that is, the Contract Value minus any surrender charge, and minus any outstanding loan amount and any interest you owe). A surrender may have tax consequences.

- PARTIAL WITHDRAWALS. After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences.

     -    You may make only 1 withdrawal each calendar quarter.

     -    You must request at least $500.

     -    You may not request more than 75% of the Surrender Value.

     - For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.

     - In addition, surrender charges may apply to the withdrawal if you have selected a level death benefit (Option B).

     - If you select a level death benefit (Option B), the principal sum will be reduced by the amount of the partial withdrawal (but not by any surrender charges or the processing fee).

                                    TRANSFERS

- Each Policy year, you may make an unlimited number of transfers from and among the subaccounts and one transfer from the fixed account.

- Transfers from subaccounts must be a minimum of $250, or the total value in the subaccount if less.

- Transfers from the fixed account may not be for more than 25% of the unloaned value in the fixed account. If the balance in the fixed account after the transfer is less than $250, then the entire balance will be transferred.

- We charge $25 for the 13th and each additional transfer during a Policy year.

                                      LOANS

- You may take a loan against the Policy for amounts up to the Surrender Value, minus the loan interest you would have to pay by the next Policy anniversary. To secure the loan, we transfer an amount equal to the loan from the subaccounts and fixed account to the loan account (part of our general account). Unless you specify otherwise, the amount is withdrawn from the subaccounts and the fixed account on a pro-rata basis.

- Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

- During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

- You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as "loan repayments" or they will be credited as premiums.

- We deduct any unpaid loans, plus any interest you owe, from the proceeds payable on the insured's death.

-    A loan may have adverse tax consequences.

POLICY RISKS

                       RISK OF POOR INVESTMENT PERFORMANCE

     If you invest your Contract Value in one or more subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Policy Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

     If you allocate premiums and Contract Value to the fixed account, we will credit your Contract Value in the fixed account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

                  RISKS OF MARKET TIMING AND DISRUPTIVE TRADING

     THIS POLICY AND THE UNDERLYING PORTFOLIOS ARE NOT DESIGNED FOR MARKET TIMERS. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying portfolios, see the "Policy and Procedures Regarding Disruptive Trading and Market Timing" section below.

                                  RISK OF LAPSE

     This Policy does not provide a no-lapse period. You greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. PAYING THE MINIMUM PREMIUMS FOR THE POLICY WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep your Policy in force until maturity.

     Loans, withdrawals, any increase in the principal sum, any increase in the current charges, and/or poor investment returns, could increase your risk of lapse.

     Your Policy will enter a 61-day pre-lapse grace period if either of the following occurs:

     - total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are less than the cumulative minimum premiums, AND the Surrender Value is not large enough to cover the monthly deduction when due; or

     - total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are greater than the cumulative minimum premiums, BUT the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrender the Policy, is too low to pay the entire monthly deduction when due.

     Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. We will notify you if a grace period begins and of the minimum payment due.

     A POLICY LAPSE MAY HAVE ADVERSE TAX CONSEQUENCES.

     You may reinstate a lapsed Policy within three years after the Policy enters the grace period, if the insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been surrendered for the Surrender Value.

                                    TAX RISKS

     A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of Tax Code requirements to a Policy issued on a special premium class basis particularly if the full amount of premiums permitted under the Policy is paid.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, a surrender and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, a surrender and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans after the fourteenth Policy year are uncertain. You should consult a qualified tax adviser about such loans.

     The Federal tax laws are unclear in a variety of areas. You should review the "Federal Tax Considerations" section of this prospectus carefully and you should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

                           LIMITS ON CASH WITHDRAWALS

     The Policy permits you to take only one partial withdrawal in any calendar quarter, after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value. You may not withdraw less than $500. If 75% of the Surrender Value is less than $500, then a partial withdrawal is not available.

     A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will lapse. Surrender charges are assessed on certain partial withdrawals. A withdrawal also may have tax consequences.

     A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the principal sum by the amount of the withdrawal (not including the surrender charge or the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.

                                   LOAN RISKS

     A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the subaccounts and fixed account and place this amount into the loan account as collateral. We credit a fixed interest rate of 3% per year to the loan account. During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. As a result, the loan collateral does not participate in the investment results of the subaccounts, nor does it receive as high an interest rate as amounts allocated to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate charged against and credited to the fixed account, the effect could be favorable or unfavorable.

     A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

     A Policy loan will increase the risk that the Policy will lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the monthly deduction when due, then the Policy will enter the 61-day grace period, and possibly lapse. Adverse tax consequences could result. In addition, the tax consequences of loans after the fourteenth Policy year are uncertain. You should consult a tax adviser about such loans.

                      INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums you pay to keep the Policy in force.

                          EFFECTS OF SURRENDER CHARGES

     The surrender charges under this Policy are significant during the first 14 Policy years. It is likely that you will receive no Surrender Value if you surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial principal sum for a substantial period of time.

     Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse. If you have not paid sufficient premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly lapse.

PORTFOLIO RISKS

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLE

     The following tables describe the fees and charges that you will pay when buying and owning the Policy.(1) If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical Policy owner or insured with the characteristics listed below. These charges may not be typical of the charges you will pay since you may not be of the same age, gender, and risk class as the typical insured.

     The first table describes the fees and charges that you will pay when you pay premiums, make cash withdrawals from the Policy, fully surrender the Policy, transfer cash value among the subaccounts and the fixed account, or increase the principal sum of the Policy.

                                TRANSACTION FEES


                                                                                           AMOUNT DEDUCTED(2)
                                                                            ------------------------------------------------
                                                                                   GUARANTEED
                   CHARGE                       WHEN CHARGE IS DEDUCTED          MAXIMUM CHARGE            CURRENT CHARGE
                   ------                    ----------------------------   ------------------------   ---------------------
PREMIUM CHARGE                               Upon payment of each premium   3.5% of premiums paid      3.5% of premiums paid

PARTIAL WITHDRAWAL CHARGE                    Upon cash withdrawal           2.0% of the amount         2.0% of the amount
                                                                            withdrawn, not to exceed   withdrawn, not to
                                                                            $25                        exceed $25

SURRENDER CHARGE(3)                          Upon full surrender of the     Per $1,000 of premiums     Per $1,000 of
                                             Policy during first 14         paid                       premiums paid
                                             Policy years

1. DEFERRED SALES CHARGE COMPONENT:

   -    Minimum Charge in Policy year 1(4)                                  $50 per $1,000             $50 per $1,000

   -    Maximum Charge in Policy year 1(5)                                  $75 per $1,000             $75 per $1,000

   -    Charge in Policy year 1 for an                                      $75 per $1,000             $75 per $1,000
        insured younger than age 66 on the
        issue date



----------
(1) The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.



(2) We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.



(3) The surrender charge is equal to: (a) + (b), where (a) is the deferred sales charge component; and (b) is the administrative component. The deferred sales charge component of the surrender charge is assessed on the sum of all premiums paid under the Policy. The administrative component of the surrender charge is based upon the issue age, gender and premium class of the insured and number of full Policy years since the issue date. The surrender charge for an insured with an issue age 65 or younger is level for 5 Policy years, then declines each year until it reaches zero in Policy year 15. For insureds with an issue age greater than 65, the charge begins to decline in the 4th Policy year. The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the surrender charges that apply to you by contacting your agent and by referring to the surrender charge tables in this prospectus.



(4) The minimum deferred sales charge is based on an insured who is older than 65 at issue.



(5) The maximum deferred sales charge is based on an insured who is younger than 66 at issue.

                                TRANSACTION FEES


                                                                                AMOUNT DEDUCTED(2)
                                                                -------------------------------------------------
                                                                       GUARANTEED
             CHARGE                 WHEN CHARGE IS DEDUCTED          MAXIMUM CHARGE            CURRENT CHARGE
             ------                 -----------------------          --------------            --------------
2. ADMINISTRATIVE COMPONENT:(6)   Upon full surrender of the    Per $1,000 of principal   Per $1,000 of principal
                                  Policy, upon a decrease in    sum surrendered or        sum surrendered or
   -    Minimum Charge in         principal sum,(7) and/or      decreased                 decreased
        Policy year 1(9)          upon certain partial
                                  withdrawals,(8) during        $5.32 per $1,000          $5.32 per $1,000
                                  first 14 Policy years
   -    Maximum Charge in
        Policy year 1(10)                                       $17.50 per $1,000         $17.50 per $1,000

   -    Charge during Policy                                    $5.98 per $1,000          $5.98 per $1,000
        years 1-5 for a Policy
        insuring a male, issue
        age 32, who is in a
        preferred or standard
        non-nicotine premium
        class

INCREASE IN PRINCIPAL SUM         Upon increase in principal    $300                      $1.50 per $1000 of
CHARGE                            sum                                                     principal sum increase

TRANSFER CHARGE                   Upon transfer                 $25                       First 12 transfers in a
                                                                                          Policy year are free,
                                                                                          $25 for each subsequent
                                                                                          transfer

ADDITIONAL ANNUAL REPORT FEE      Upon request for additional   $5                        $5
                                  annual report

OPTIONAL RIDERS WITH
TRANSACTION FEES:(11)

ACCELERATED DEATH BENEFIT         When a benefit is paid        Charge per $1,000 of      Charge per $1,000 of
RIDER(12)                         under this rider              the amount of death       the amount of death
                                                                benefit accelerated       benefit accelerated
                                                                plus the actuarial        plus the actuarial
                                                                discount                  discount

ACCELERATED BENEFIT RIDER FOR     When a benefit is paid        $250 plus the actuarial   $150 plus the actuarial
TERMINAL ILLNESS(13)              under this rider              discount                  discount


----------

(6) The administrative component of the surrender charge is calculated by multiplying the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum being surrendered or decreased.



(7) Only a decrease in the principal sum in effect on the issue date incurs a charge. If you decrease the principal sum that was in effect on the issue date, we will assess the administrative component of the surrender charge on the amount of the decrease in the principal sum.



(8) If the level death benefit (Option B) is in effect and you make a partial withdrawal during the first 14 Policy years, your Policy's principal sum will be reduced by the amount of the withdrawal and we will assess the administrative component of the surrender charge on this reduction.



(9)  The minimum charge is based on a female insured younger than age 11.



(10) The maximum charge is based on a male insured in either the nicotine or non-nicotine standard class who is 66 or older at issue.



(11) We are phasing out the availability of the Accelerated Death Benefit Rider, and replacing it with the Accelerated Benefit Rider for Terminal Illness ("ABRTI") as soon as the ABRTI is approved for sale in a state.



(12) Charges for the accelerated death benefit rider vary by the amount of death benefit that is accelerated. The charges shown may not be representative of the charges you will pay. You can obtain more information about these rider charges by contacting your agent.



(13) The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit.

     The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                                 AMOUNT DEDUCTED
                                                                -------------------------------------------------
                                                                       GUARANTEED
             CHARGE                 WHEN CHARGE IS DEDUCTED          MAXIMUM CHARGE            CURRENT CHARGE
             ------               -------------------------     -----------------------   -----------------------
MONTHLY ADMINISTRATIVE CHARGE     Monthly on the issue date     $8.00 per month           $5.00 per month
                                  and on each monthly due
                                  date

COST OF INSURANCE(14) (NO         Monthly on the issue date     Per $1,000 of Risk        Per $1,000 of Risk
SPECIAL PREMIUM CLASS CHARGE      and on each monthly due       Insurance Amount(17)      Insurance Amount
OR EXTRA RATINGS)(15)             date(16)                      each month                each month

   -    Minimum Charge(18)                                      $0.06 per $1,000          $0.06 per $1,000

   -    Maximum Charge(19)                                      $83.07 per $1,000         $41.82 per $1,000

   -    Charge for a Policy                                     $0.14 per $1,000          $0.15 per $1,000
        insuring a male, issue
        age 32, in the standard
        non-nicotine premium
        class, in Policy year 5

MONTHLY SPECIAL PREMIUM CLASS     Monthly on the issue date     Factor multiplied by      Factor multiplied by
CHARGE(20)                        and on each monthly due       Cost of Insurance         Cost of Insurance
                                  date                          Charge                    Charge

   -    Minimum Charge                                          1                         1

   -    Maximum Charge                                          5                         5

   -    Charge for an insured                                   1                         1
        in a preferred or
        standard premium class
        (not in a Special
        Premium Class)



----------
(14) Cost of insurance charges are based on the insured's issue age, sex, and premium class, the Risk Insurance Amount and the number of months since the issue date. The cost of insurance charge rate you pay increases annually with the age of the insured. The current cost of insurance rates generally increase significantly on the earlier of the 21st Policy year or the insured's age 80. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.



(15) Special premium class charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.



(16) The cost of insurance charge is assessed until the insured attains age 100.



(17) The Risk Insurance Amount equals the death benefit on a monthly due date, minus the Contract Value at the end of the Business Day preceding the monthly due date, plus all other charges that are due on the monthly due date.



(18) The minimum guaranteed charge is based on a female insured, attained age
     10. The minimum current charge is based on a female insured, issue age 5 in Policy year 6.



(19) This maximum charge is based on a male insured, attained age 99, in any underwriting class who does not have any special premium class rating. This maximum charge will be higher for a Policy if it has a special premium class rating and/or a flat extra monthly charge.



(20) If the insured is in a special premium class, the cost of insurance charge will be the base rate times a special premium rating factor shown on the Policy's specifications page. The monthly special premium class charge shown in the table may not be representative of any charge you may pay. If a monthly special premium class charge applies to your Policy, the charge will be shown on the Policy's specifications page. You can obtain more information about the charge by contacting your agent.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                                              AMOUNT DEDUCTED
                                                                             -------------------------------------------------
                                                                                GUARANTEED MAXIMUM
                   CHARGE                        WHEN CHARGE IS DEDUCTED              CHARGE                CURRENT CHARGE
                   ------                     ----------------------------   -----------------------   -----------------------
FLAT EXTRA MONTHLY CHARGE(21)                 Monthly on the issue date      Per $1,000 of Risk        Per $1,000 of Risk
                                              and on each monthly due date   Insurance Amount each     Insurance Amount each
                                                                             month                     month

   -    Minimum Charge                                                       $0 per $1,000             $0 per $1,000

   -    Maximum Charge                                                       $1,000 per $1,000         $25.00 per $1,000

   -    Charge for an insured in a standard                                  $0 per $1,000             $0 per $1,000
        premium class

MORTALITY AND EXPENSE RISK CHARGE             Daily                          0.90% (on an annual       0.90% (on an annual
                                                                             basis) of daily net       basis) of daily net
                                                                             assets in each            assets in each
                                                                             subaccount in which you   subaccount in which you
                                                                             are invested              are invested

LOAN INTEREST SPREAD(22)                      At the end of each Policy      5.0% annually of amount   1.5% annually of amount
                                              year                           in the loan account       in loan account during
                                                                             during the first 14       the first 14 Policy
                                                                             Policy years              years

OPTIONAL RIDERS WITH PERIODIC CHARGES:(23)

ACCIDENTAL DEATH BENEFIT RIDER(23)            Monthly on the issue date      Per $1,000 of rider       Per $1,000 of rider
                                              and on each monthly due date   principal sum             principal sum

   -    Minimum Charge(24)                                                   $0.09 per $1,000          $0.04 per $1,000

   -    Maximum Charge(25)                                                   $0.38 per $1,000          $0.34 per $1,000

   -    Charge for an insured at attained                                    $0.09 per $1,000          $0.06 per $1,000
        age 36



----------
(21) A flat extra monthly charge is assessed on policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to insureds in hazardous occupations, to insureds who participate in hazardous avocations, such as aviation, and to insureds with certain physical impairments. Any flat extra charge will be shown on the Policy's specifications page. The flat extra monthly charge shown in the table may not be representative of any charge you may pay. You can obtain more information about the charge by contacting your agent.



(22) During the first 14 Policy years, the loan interest spread is the difference between the amount of interest we charge you for a loan (currently 4.5%, guaranteed not to exceed 8.00%, compounded annually) and the amount of interest we credit to the amount in your loan account (currently 3%, guaranteed to be no lower than 3%, annually). After the 14th Policy year, the maximum loan interest rate we charge and the minimum loan interest we credit is 3%, compounded annually, so that the loan interest spread is 0%.



(23) Charges for the accidental death benefit rider, the monthly disability benefit rider, and disability waiver rider vary with the age of the insured. Charges for the Additional Insured Term Rider are based on the Additional Insured's age, sex and premium class and generally increase annually with the age of the Additional Insured. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.



(24) The minimum charge is based on any insured at attained age 13.



(25) The maximum charge is based on an insured at attained age 69 whose occupation and/or avocations at issue lead the Company to believe the insured's risk of accidental death is roughly double that of a typical insured.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                                              AMOUNT DEDUCTED
                                                                             -------------------------------------------------
                                                                                GUARANTEED MAXIMUM
                   CHARGE                        WHEN CHARGE IS DEDUCTED              CHARGE                CURRENT CHARGE
                   ------                     ----------------------------   -----------------------   -----------------------
MONTHLY DISABILITY BENEFIT RIDER(23)(26)      Monthly on issue date and on   Charge assessed each      Charge assessed each
                                              each monthly due date          month per $100 of         month per $100 of
                                                                             monthly benefit           monthly benefit

   -    Minimum Charge(27)                                                   $6 per month per $100     $4 per month per $100
                                                                             of monthly benefit        of monthly benefit

   -    Maximum Charge(28)                                                   $40 per month per $100    $30 per month per $100
                                                                             of monthly benefit        of monthly benefit

   -    Charge at the insured's attained                                     $7 per month per $100     $4.50 per month per
        age 35                                                               of monthly benefit        $100 of monthly benefit

DISABILITY WAIVER RIDER(23)(26)               Monthly on the issue date      Charge assessed as a      Charge assessed as a
                                              and on each monthly due date   percentage of all other   percentage of all other
                                                                             monthly charges           monthly charges

   -    Minimum Charge(27)                                                   6%                        4%

   -    Maximum Charge(28)                                                   40%                       30%

   -    Charge at the insured's attained                                     7%                        4.5%
        age 35

CHILDREN'S TERM RIDER                         Monthly on issue date and on   $0.87 per $1,000 of       $0.78 per $1,000 of
                                              each monthly due date          Children's Term Rider     Children's Term Rider
                                                                             amount                    amount

ADDITIONAL INSURED TERM RIDER(23)             Monthly on issue date and on   Per $1,000 of             Per $1,000 of
                                              each monthly due date          Additional Insured Term   Additional Insured Term
                                                                             Rider amount              Rider amount

   -    Minimum Charge(29)                                                   $0.09 per $1,000          $0.09 per $1,000

   -    Maximum Charge(30)                                                   $4.35 per $1,000          $4.10 per $1,000

   -    Charge for a rider where the                                         $0.13 per $1,000          $0.11 per $1,000
        Additional Insured is a female,
        issue age 31, in the preferred
        non-nicotine premium class, in
        Policy year 5



----------
(26) The monthly disability benefit rider charge and the disability waiver rider charge depend on the insured's attained age and generally increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.



(27) The minimum charge is for an insured at attained age 21.



(28) The maximum charge is for an insured at attained age 56 or older whose medical condition, occupation or avocations at issue lead the Company to believe the insured's risk of disability is roughly double that of a typical insured.



(29) The minimum charge is for an additional insured in the female preferred non-nicotine class, issue age 21, in the first Policy year.



(30) The maximum charge is at attained age 69 for a male smoker additional insured whose rider was issued at his age 45 or younger. This maximum charge will be higher for a Policy with special premium class ratings and/or flat extra monthly charges.

     The following table shows the range of portfolio fees and expenses for the fiscal year ended December 31, 2005. Expenses of the portfolios may be higher or lower in the future. You can obtain more detailed information concerning each portfolio's fees and expenses in the prospectus for each portfolio.


RANGE OF ANNUAL OPERATING EXPENSES FOR THE PORTFOLIOS(1)


                                                                             LOWEST   HIGHEST
                                                                             ------   -------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are
deducted from portfolio assets, including management fees, 12b-1 fees, and    0.20%    1.78%
other expenses)



----------
(1) The portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2005. Current or future expenses may be greater or less than those shown.



     The next table shows the fees and expenses charged by each portfolio for the fiscal year ended December 31, 2005.



ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average daily net assets in the portfolios as of December 31, 2005):



                                                                                              CONTRACTUAL
                                                                                     GROSS      WAIVER         NET
                                                                                     TOTAL     OR EXPENSE     TOTAL
                                                 MANAGEMENT    12B-1      OTHER     ANNUAL     REIMBURSE-    ANNUAL
PORTFOLIO                                           FEES      Fees(1)   EXPENSES   EXPENSES       MENT      EXPENSES
---------                                        ----------   -------   --------   --------   -----------   --------
CALVERT VARIABLE SERIES, INC
   CVS Social Small Cap Growth Portfolio(2)         1.00%       N/A       0.56%      1.56%        N/A         1.56%

DREYFUS VARIABLE INVESTMENT FUND (SERVICE
   CLASS SHARES)
   Developing Leaders Portfolio                     0.75%      0.25%      0.06%      1.06%        N/A         1.06%
   Quality Bond Portfolio(3)                        0.65%      0.25%      0.09%      0.99%        N/A         0.99%

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND,
   INC. (SERVICE CLASS SHARES)
                                                    0.75%      0.25%      0.06%      1.06%        N/A         1.06%

DWS VARIABLE SERIES I (FORMERLY SCUDDER
   VARIABLE SERIES I) (CLASS A SHARES)
   DWS Bond VIP (formerly Scudder Bond
      Portfolio)                                    0.48%       N/A       0.20%      0.68%        N/A         0.68%
   DWS Global Opportunities VIP (formerly
      Scudder Global Discovery Portfolio)           0.98%       N/A       0.19%      1.17%        N/A         1.17%
   DWS Growth & Income VIP (formerly Scudder
      Growth and Income Portfolio) (4)              0.47%       N/A       0.09%      0.56%       0.02%        0.54%
   DWS International VIP (formerly Scudder
      International Portfolio)                      0.86%       N/A       0.16%      1.02%        N/A         1.02%
   (DWS) Money Market VIP (formerly Scudder
      Money Market Portfolio)                       0.37%       N/A       0.23%      0.60%        N/A         0.60%

                                                                                              CONTRACTUAL
                                                                                     GROSS      WAIVER         NET
                                                                                     TOTAL     OR EXPENSE     TOTAL
                                                 MANAGEMENT    12B-1      OTHER     ANNUAL     REIMBURSE-    ANNUAL
PORTFOLIO                                           FEES      Fees(1)   EXPENSES   EXPENSES       MENT      EXPENSES
---------                                        ----------   -------   --------   --------   -----------   --------
DWS VARIABLE SERIES II (FORMERLY SCUDDER
   VARIABLE SERIES II) (CLASS A SHARES)
   DWS Dreman High Return Equity VIP (formerly
      SVS Dreman High Return Equity Portfolio)      0.73%       N/A       0.05%      0.78%        N/A         0.78%
   DWS Government & Agency Securities VIP
      (formerly Scudder Government & Agency
      Securities Portfolio)                         0.55%       N/A       0.08%      0.63%        N/A         0.63%
   DWS High Income VIP (formerly Scudder High
      Income Portfolio)                             0.60%       N/A       0.10%      0.70%        N/A         0.70%
   DWS Small Cap Growth VIP (formerly Scudder
      Small Cap Growth Portfolio)(5)                0.65%       N/A       0.07%      0.72%        N/A         0.72%

FIDELITY VARIABLE INSURANCE PRODUCTS ("VIP")
   FUNDS (SERVICE CLASS SHARES)
   Fidelity VIP Growth Portfolio(6)                 0.57%      0.10%      0.10%      0.77%        N/A         0.77%
   Fidelity VIP Index 500 Portfolio(7)              0.10%      0.10%      0.00%      0.20%        N/A         0.20%
   Fidelity VIP Mid Cap Portfolio(6)                0.57%      0.10%      0.12%      0.79%        N/A         0.79%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
   TRUST (CLASS 2 SHARES)
   Franklin Small-Mid Cap Growth Securities
      Fund(8)                                       0.48%      0.25%      0.28%      1.01%       0.02%        0.99%
   Franklin Small Cap Value Securities Fund(8)      0.52%      0.25%      0.17%      0.94%       0.05%        0.89%
   Templeton Developing Markets Securities
      Fund                                          1.24%      0.25%      0.29%      1.78%        N/A         1.78%
   Templeton Global Asset Allocation Fund(8)        0.60%      0.25%      0.26%      1.11%       0.01%        1.10%

GOLDMAN SACHS VARIABLE INSURANCE TRUST(9)
   Goldman Sachs Capital Growth Fund                0.75%       N/A       0.15%      0.90%        N/A         0.90%
   Goldman Sachs Mid Cap Value Fund(10)             0.80%       N/A       0.07%      0.87%        N/A         0.87%
   Goldman Sachs Structured Small Cap Equity
      Fund (formerly Goldman Sachs CORE(SM)
      Small Cap Equity Fund)                        0.75%       N/A       0.18%      0.93%        N/A         0.93%

JANUS ASPEN SERIES
   Janus Aspen Balanced Portfolio (Service
      Shares)                                       0.55%      0.25%      0.02%      0.82%        N/A         0.82%
   Janus Aspen Forty Portfolio (Institutional
      Shares)                                       0.64%       N/A       0.03%      0.67%        N/A         0.67%
   Janus Aspen Mid Cap Growth Portfolio
      (Service Shares)                              0.64%      0.25%      0.03%      0.92%        N/A         0.92%

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE
   CLASS SHARES)
   PIMCO VIT Foreign Bond Portfolio (U.S
      Dollar-Hedged)(11)                            0.25%      0.15%      0.50%      0.90%        N/A         0.90%
   PIMCO VIT Low Duration Portfolio(12)             0.25%      0.15%      0.25%      0.65%        N/A         0.65%

                                                                                              CONTRACTUAL
                                                                                     GROSS      WAIVER         NET
                                                                                     TOTAL     OR EXPENSE     TOTAL
                                                 MANAGEMENT    12B-1      OTHER     ANNUAL     REIMBURSE-    ANNUAL
PORTFOLIO                                           FEES      Fees(1)   EXPENSES   EXPENSES       MENT      EXPENSES
---------                                        ----------   -------   --------   --------   -----------   --------
WM VARIABLE TRUST (CLASS 2 SHARES)
   WM Equity Income Fund                            0.63%      0.25%      0.03%      0.91%        N/A         0.91%
   WM Mid Cap Stock Fund                            0.75%      0.25%      0.06%      1.06%        N/A         1.06%
   WM Small Cap Growth Fund                         0.85%      0.25%      0.26%      1.36%        N/A         1.36%
   WM West Coast Equity Fund                        0.63%      0.25%      0.05%      0.93%        N/A         0.93%

WM VARIABLE TRUST (CLASS 2 SHARES)
STRATEGIC ASSET MANAGEMENT (SAM)
   PORTFOLIOS(13)
   WM SAM Balanced Portfolio                        0.10%      0.25%      0.91%      1.26%        N/A         1.26%
   WM SAM Conservative Balanced Portfolio           0.10%      0.25%      0.94%      1.29%        N/A         1.29%
   WM SAM Conservative Growth Portfolio             0.10%      0.25%      0.97%      1.32%        N/A         1.32%
   WM SAM Flexible Income Portfolio                 0.10%      0.25%      0.80%      1.15%        N/A         1.15%
   WM SAM Strategic Growth Portfolio                0.10%      0.25%      1.00%      1.35%        N/A         1.35%



(1) The 12b-1 distribution plan is described in the Portfolios' prospectus and/or statement of additional information. Because the 12b-1 fees are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost more than paying other types of sales charges.



(2) The Net Total Annual Expenses for the Calvert CVS Social Small Cap Growth Portfolio reflect an indirect fee and fees before waivers resulting from the Portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits were used to reduce the Portfolio's expenses. The net operating expenses after reductions for fees paid indirectly and fee waivers was 1.44% during 2005. Management fees include the subadvisory fees paid by the Portfolio's advisor ("Calvert") to the subadvisors and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of Calvert.



(3) The Dreyfus Corporation, the adviser to the Quality Bond Portfolio, has agreed to waive a portion of the Portfolio's management fee, in the amount of 0.15% of 1% of the value of the Portfolio's average daily net assets, until June 30, 2006.



(4) Pursuant to their respective agreements with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed for the three year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the Net Total Annual Expenses of the DWS Growth & Income VIP to 0.54%.



(5) Pursuant to their respective agreements with DWS Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the three year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the Net Total Annual Expenses of DWS Small Cap Growth VIP to 0.72%.



(6) A portion of the brokerage commissions that the Fidelity VIP Growth Portfolio and Fidelity VIP Mid Cap Portfolio pay may be reimbursed and used to reduce each Portfolio's expenses. In addition, through arrangements with each Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce each Portfolio's custodian expenses. After taking into account these voluntary offsets, the Net Total Annual Expenses for the Fidelity VIP Growth Portfolio and Fidelity VIP Mid Cap Portfolio were 0.73% and 0.74%, respectively, during 2005. These offsets may be discontinued at any time.



(7) Management fees for the Fidelity VIP Index 500 Portfolio have been reduced to 0.10%, and Service Class expenses are limited to 0.20% (excluding interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the Portfolio's shareholders and board of trustees. Thus, the expense limit is now required by contract and is not voluntary on the fund manager's part. The annual class operating expenses for the Portfolio are based on historical expenses adjusted to reflect current fees.



(8) While the maximum amount payable under the Franklin Small-Mid Cap Growth Securities Fund's and Franklin Small Cap Value Securities Fund's Class 2 Shares 12b-1 plan is 0.35% per year of the Funds' Class 2 Shares average annual net assets, the Funds' Board of Trustees has set the 12b-1 rate at 0.25% per year.



     The manager of the Franklin Small-Mid Cap Growth Securities Fund, the Franklin Small Cap Value Securities Fund, and the Templeton Global Asset Allocation Fund has agreed in advance to reduce its fees from assets invested by the Fund's in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees and an exemptive order by the SEC.

(9) "Other Expenses" for the Goldman Sachs Variable Insurance Trust include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund plus all other ordinary expenses not detailed above. Additionally, the adviser for the Funds has voluntarily agreed to limit "Other Expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.11% of the average daily net assets of the Goldman Sachs Capital Growth Fund and Goldman Sachs Structured Small Cap Equity Fund, and 0.25% of the Goldman Sachs Mid Cap Value Fund. The annual expenses for the Goldman Sachs Structured Small Cap Equity Fund after the reimbursements of 0.03% and voluntary waivers of 0.02% were 0.88% during 2005. The adviser may cease or modify the expense limitations at its discretion at any time. If this occurs, "Other Expenses" and "Net Total Annual Expenses" may increase without shareholder approval.



     The adviser to the Goldman Sachs Variable Insurance Trust has entered into a fee reduction commitment for the Funds which was implemented on a voluntary basis beginning July 1, 2005 and on a contractual basis as of the date of the Funds' 2006 Prospectuses. The fee reduction commitment provides that the adviser is entitled to receive an annual management fee based on the Fund's average daily net assets at the following rates: for the Goldman Sachs Capital Growth Fund (0.75% on the first $1 Billion, 0.68% on the next $1 Billion, and 0.65% in excess of $2 Billion); for the Goldman Sachs Mid Cap Value Fund (0.80% on the first $2 Billion, and 0.72% in excess of $2 Billion); and for the Goldman Sachs Structured Small Cap Equity Fund (0.75% on the first $2 Billion, and 0.68% in excess of $2 Billion).



(10) As of May 1, 2006, the Goldman Sachs Mid Cap Value Fund is closed to new investors. Only contractowners who are currently invested in that Fund may allocate new premiums or transfer additional money into the Goldman Sachs Mid Cap Value Fund.



(11) "Other Expenses" for the PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) reflect an administrative fee of 0.50%.



(12) "Other Expenses" for the PIMCO VIT Low Duration Portfolio reflect an administrative fee of 0.25%.



(13) Each WM SAM Portfolio is an asset-allocation "fund of funds" that typically allocates its assets, within predetermined percentage ranges, among certain funds of the WM Variable Trust and the WM High Yield Fund (the "Funds"). Each Portfolio has its own set of operating expenses, as does each of the Funds in which it invests. If you choose to invest in one of the WM SAM Portfolios subaccounts, you will be responsible for the indirect expense of the applicable WM SAM Portfolio as well as those of its Funds. Each WM SAM Portfolio indirectly bears a proportionate share of the applicable expenses of the Funds (including management fees) and is a shareholder of the Funds. Depending on which Funds are held by a WM SAM Portfolio and in what proportion, the fees will vary over time. "Other Expenses" and "Net Total Annual Expenses" show combined annual expenses for each WM SAM Portfolio and the Funds in which the Portfolio invests. The expenses shown assume a constant allocation by each Portfolio of its assets among the Funds identical to such Portfolio's actual allocation at December 31, 2005. A Portfolio's actual expenses may be higher or lower as a result of changes in the allocation of the Portfolio's assets among the Funds, and the expenses of the Fund and of the Portfolio.


                                 REDEMPTION FEES

     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the portfolio prospectus.

                               DISTRIBUTION COSTS

     For information concerning the compensation paid for the sale of the Policies, see "Distribution of the Policies."


                           PERSONALIZED ILLUSTRATIONS





     Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. YOU SHOULD REQUEST PERSONALIZED ILLUSTRATIONS FROM YOUR AGENT TO HELP YOU DECIDE WHAT LEVEL OF PREMIUM PAYMENTS TO PAY IN YOUR PARTICULAR CIRCUMSTANCES.

FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY

     Farmers New World Life Insurance Company ("Farmers") is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040. We are obligated to pay all benefits under the Policy.

                                THE FIXED ACCOUNT

     You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the fixed account. The fixed account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The fixed account is part of Farmers' general account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed account's assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the general account are subject to our general liabilities from business operations. The fixed account may not be available in all states.

     Money you place in the fixed account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

     The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

     We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

     We currently allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis ("LIFO") for the purpose of crediting interest.

     The fixed account is not registered with the Securities and Exchange Commission ("SEC"). The disclosures included in this prospectus about the fixed account are for your information and have not been reviewed by the staff of the SEC. However, fixed account disclosure may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

                              THE VARIABLE ACCOUNT

     Farmers established the variable account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the variable account. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the Federal securities laws.

     The variable account is divided into subaccounts, each of which invests in shares of one portfolio of a fund.

     Income, gains, and losses credited to, or charged against, a subaccount of the variable account reflect the subaccount's own investment experience and not the investment experience of our other assets. The variable account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the variable account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

     CHANGES TO THE VARIABLE ACCOUNT. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

                                 THE PORTFOLIOS

     Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

     The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

     Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

     Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Policy. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Policy.


     An investment in a subaccount, or in any portfolio, including the (DWS) Money Market VIP (formerly Scudder Money Market Portfolio), is not insured or guaranteed by the U.S. Government and there can be no assurance that the (DWS) Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.


                     INVESTMENT OBJECTIVES OF THE PORTFOLIOS

     The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, CONDITIONS OF INVESTING, AND FEES AND EXPENSES OF EACH PORTFOLIO, IN THE PROSPECTUSES FOR THE PORTFOLIOS THAT ARE ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY.


PORTFOLIO                                          Investment Objective and Investment Adviser
---------                                          -------------------------------------------
CALVERT CVS SOCIAL SMALL CAP GROWTH          Seeks to achieve long-term capital appreciation by
PORTFOLIO                                    investing primarily in the equity securities of small
                                             companies publicly traded in the United States.
                                             Investment adviser is Calvert Asset Management Company,
                                             Inc. The subadviser is Renaissance(R) Investment
                                             Management.

DREYFUS VIF DEVELOPING LEADERS PORTFOLIO     Seeks capital growth. Investment adviser is The Dreyfus
(SERVICE CLASS SHARES)                       Corporation.

DREYFUS VIF QUALITY BOND PORTFOLIO           Seeks to maximize total return, consisting of capital
(SERVICE CLASS SHARES)                       appreciation and current income. Investment adviser is
                                             The Dreyfus Corporation.

PORTFOLIO                                          Investment Objective and Investment Adviser
---------                                          -------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH      Seeks to provide capital growth, with current income as
FUND, INC. (SERVICE CLASS SHARES)            a secondary goal. Investment adviser is The Dreyfus
                                             Corporation.

DWS BOND VIP (FORMERLY SCUDDER BOND          Seeks to maximize total return consistent with
PORTFOLIO) (CLASS A SHARES)                  preservation of capital and prudent investment
                                             management, by investing for both current income and
                                             capital appreciation. Investment adviser is Deutsche
                                             Investment Management Americas Inc. Aberdeen Asset
                                             Management Inc. is the subadviser. Aberdeen Asset
                                             Management Investment Services Limited is the
                                             sub-subadviser.

DWS DREMAN HIGH RETURN EQUITY VIP            Seeks to achieve a high rate of total return.
(FORMERLY SVS DREMAN HIGH RETURN EQUITY      Investment adviser is Deutsche Investment Management
PORTFOLIO) (CLASS A SHARES)                  Americas Inc. The subadviser is Dreman Value Management
                                             L.L.C.

DWS GLOBAL OPPORTUNITIES VIP (FORMERLY       Seeks above-average capital appreciation over the long
SCUDDER GLOBAL DISCOVERY PORTFOLIO) (CLASS   term. Investment adviser is Deutsche Investment
A SHARES)                                    Management Americas Inc.

DWS GOVERNMENT & AGENCY SECURITIES VIP       Seeks high current income consistent with preservation
(FORMERLY SCUDDER GOVERNMENT & AGENCY        of capital. Investment adviser is Deutsche Investment
SECURITIES PORTFOLIO) (CLASS A SHARES)       Management Americas Inc.

DWS GROWTH AND INCOME VIP (FORMERLY          Seeks long-term growth of capital, current income and
SCUDDER GROWTH AND INCOME PORTFOLIO)         growth of income. Investment adviser is Deutsche
(CLASS A SHARES)                             Investment Management Americas Inc.

DWS HIGH INCOME VIP (FORMERLY SCUDDER HIGH   Seeks to provide a high level of current income.
INCOME PORTFOLIO) (CLASS A SHARES)           Investment adviser is Deutsche Investment Management
                                             Americas Inc.

DWS INTERNATIONAL VIP (FORMERLY SCUDDER      Seeks long-term growth of capital primarily through
INTERNATIONAL PORTFOLIO) (CLASS A SHARES)    diversified holdings of marketable foreign equity
                                             investments (equities issued by foreign-based companies
                                             and listed on foreign exchanges). Investment adviser is
                                             Deutsche Investment Management Americas Inc.

(DWS) MONEY MARKET VIP (CLASS A SHARES)      Seeks to maintain the stability of capital and,
(FORMERLY SCUDDER MONEY MARKET PORTFOLIO)    consistent therewith, to maintain the liquidity of
                                             capital and to provide current income. Investment
                                             adviser is Deutsche Investment Management Americas Inc.

DWS SMALL CAP GROWTH VIP (FORMERLY SCUDDER   Seeks maximum appreciation of investors' capital.
SMALL CAP GROWTH PORTFOLIO) (CLASS A         Investment adviser is Deutsche Investment Management
SHARES)                                      Americas Inc.

FIDELITY VIP GROWTH PORTFOLIO (SERVICE       Seeks to achieve capital appreciation. Investment
CLASS SHARES)                                adviser is Fidelity Management & Research Company. The
                                             subadvisers are: Fidelity Management and Research
                                             (U.K.) Inc., Fidelity Management and Research (Far
                                             East) Inc., Fidelity International Investment Advisors,
                                             Fidelity International Investment Advisors (U.K.)
                                             Limited, Fidelity Investments Japan Limited, and FMR
                                             Co., Inc.

PORTFOLIO                                          Investment Objective and Investment Adviser
---------                                          -------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE    Seeks investment results that correspond to the total
CLASS SHARES)                                return of common stocks publicly traded in the United
                                             States, as represented by the Standard & Poor's 500(SM)
                                             Index. Investment adviser is Fidelity Management &
                                             Research Company. The subadvisers are Geode Capital
                                             Management, LLC and FMR Co., Inc.

FIDELITY VIP MID CAP PORTFOLIO (SERVICE      Seeks long-term growth of capital. Investment adviser
CLASS SHARES)                                is Fidelity Management & Research Company. The
                                             subadvisers are: Fidelity Management and Research
                                             (U.K.) Inc., Fidelity Management and Research (Far
                                             East) Inc., Fidelity International Investment Advisors,
                                             Fidelity International Investment Advisors (U.K.)
                                             Limited, Fidelity Investments Japan Limited, and FMR
                                             Co., Inc.

FRANKLIN SMALL-MID CAP GROWTH SECURITIES     Seeks long-term capital growth. Investment adviser is
FUND (CLASS 2 SHARES)                        Franklin Advisers, Inc.

FRANKLIN SMALL CAP VALUE SECURITIES FUND     Seeks long-term total return. Investment adviser is
(CLASS 2 SHARES)                             Franklin Advisory Services, LLC.

GOLDMAN SACHS CAPITAL GROWTH FUND            Seeks long-term growth. Investment adviser is Goldman
                                             Sachs Asset Management, L.P.

GOLDMAN SACHS MID CAP VALUE FUND(1)          Seeks long-term capital appreciation. Investment
                                             adviser is Goldman Sachs Asset Management, L.P.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY    Seeks long-term growth of capital. Investment adviser
FUND (FORMERLY GOLDMAN SACHS CORE(SM)        is Goldman Sachs Asset Management, L.P.
SMALL CAP EQUITY FUND)

JANUS ASPEN BALANCED PORTFOLIO (SERVICE      Seeks long-term capital growth, consistent with
SHARES)                                      preservation of capital and balanced by current income.
                                             Investment adviser is Janus Capital Management LLC.

JANUS ASPEN FORTY PORTFOLIO (INSTITUTIONAL   Seeks long-term growth of capital. Investment adviser
SHARES)                                      is Janus Capital Management LLC.

JANUS ASPEN MID CAP GROWTH PORTFOLIO         Seeks long-term growth of capital. Investment adviser
(SERVICE SHARES)                             is Janus Capital Management LLC.

PIMCO VIT FOREIGN BOND PORTFOLIO (U.S.       Seeks maximum total return, consistent with
DOLLAR-HEDGED) (ADMINISTRATIVE CLASS         preservation of capital and prudent investment
SHARES)                                      management. Investment adviser is Pacific Investment
                                             Management Company LLC.

PIMCO VIT LOW DURATION (ADMINISTRATIVE       Seeks maximum total return, consistent with
CLASS SHARES)                                preservation of capital and prudent investment
                                             management. Investment adviser is Pacific Investment
                                             Management Company LLC.

TEMPLETON DEVELOPING MARKETS SECURITIES      Seeks long-term capital appreciation. Investment
FUND (CLASS 2 SHARES)                        adviser is Templeton Asset Management Ltd.



----------
(1) As of May 1, 2006, the Goldman Sachs Mid Cap Value Fund is closed to new investors. Only contractowners who are currently invested in that Fund May allocate new premiums or transfer additional money into the Goldman Sachs Mid Cap Value Fund. If, after May 1, 2006, your Contract Value in the Goldman Sachs Mid Cap Value Subaccount falls to zero, the Subaccount will be permanently closed to you and you may not invest additional money in that Subaccount.

PORTFOLIO                                    Investment Objective and Investment Adviser
---------                                    -------------------------------------------
TEMPLETON GLOBAL ASSET ALLOCATION FUND       Seeks high total return. Investment adviser is
(CLASS 2 SHARES)                             Templeton Investment Counsel, LLC. The subadvisers are
                                             Franklin Advisers, Inc., and Franklin Templeton
                                             Investment Management Limited.

WM EQUITY INCOME FUND (CLASS 2 SHARES)       Seeks to provide a relatively high level of current
                                             income and long-term growth of income and capital.
                                             Investment adviser is WM Advisors, Inc.

WM MID CAP STOCK FUND (CLASS 2 SHARES)       Seeks to provide long-term capital appreciation.
                                             Investment adviser is WM Advisors, Inc.

WM SAM BALANCED PORTFOLIO (CLASS 2 SHARES)   Seeks to provide as high a level of total return
                                             (consisting of reinvested income and capital
                                             appreciation) as is consistent with reasonable risk. In
                                             general, relative to the other portfolios, the Balanced
                                             Portfolio should offer you the potential for a medium
                                             level of income and a medium level of capital growth,
                                             while exposing you to a medium level of principal risk.
                                             Investment adviser is WM Advisors, Inc.

WM SAM CONSERVATIVE BALANCED PORTFOLIO       Seeks to provide a high level of total return
(CLASS 2 SHARES)                             (consisting of reinvestment of income and capital
                                             appreciation) consistent with a moderate degree of
                                             principal risk. In general, relative to the other
                                             portfolios, the Conservative Balanced Portfolio should
                                             offer you the potential for a medium to high level of
                                             income and a medium to low level of capital growth,
                                             while exposing you to a medium to low level of
                                             principal risk. Investment adviser is WM Advisors, Inc.

WM SAM CONSERVATIVE GROWTH PORTFOLIO         Seeks to provide long-term capital appreciation. In
(CLASS 2 SHARES)                             general, relative to the other portfolios, the
                                             Conservative Growth Portfolio should offer you the
                                             potential for a low to medium level of income and a
                                             medium to high level of capital growth, while exposing
                                             you to a medium to high level of principal risk.
                                             Investment adviser is WM Advisors, Inc.

WM SAM FLEXIBLE INCOME PORTFOLIO (CLASS 2    Seeks to provide a high level of total return
SHARES)                                      (consisting of reinvestment of income with some capital
                                             appreciation). In general, relative to the other
                                             portfolios, the Flexible Income Portfolio should offer
                                             you the potential for a high level of income and a low
                                             level of capital growth, while exposing you to a low
                                             level of principal risk. Investment adviser is WM
                                             Advisors, Inc.

WM SAM STRATEGIC GROWTH PORTFOLIO (CLASS 2   Seeks to provide long-term capital appreciation. In
SHARES)                                      general, relative to the other portfolios, the
                                             Strategic Growth Portfolio should offer you the
                                             potential for a high level of capital growth, and a
                                             corresponding level of principal risk. Investment
                                             adviser is WM Advisors, Inc.

WM SMALL CAP GROWTH FUND (CLASS 2 SHARES)    Seeks to provide long-term capital appreciation.
                                             Investment adviser is WM Advisors, Inc.

WM WEST COAST EQUITY FUND (CLASS 2 SHARES)   Seeks to provide long-term growth of capital.
                                             Investment adviser is WM Advisors, Inc.


     In addition to the variable account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers nor the mutual funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

     If a fund's Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

     PLEASE READ THE ATTACHED PROSPECTUSES FOR THE PORTFOLIOS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.

                           SELECTION OF THE PORTFOLIOS

     The portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser's (and/or subadviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment adviser) will compensate us for administrative, marketing, and support services that would otherwise be provided by the portfolio, or its service providers, or whether the portfolios adviser was an affiliate.

     You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each subaccount.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

     YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE SUBACCOUNTS YOU HAVE CHOSEN.

     We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Policy.

     REVENUE WE RECEIVE FROM THE PORTFOLIOS AND/OR THEIR SERVICE PROVIDERS. We (and our affiliates) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

     - RULE 12B-1 FEES. We and/or our affiliate, Farmers Financial Solutions, LLC ("FFS"), the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the "Fee Table" in this Prospectus. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Policy and certain other variable insurance products that we issue.

     - ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES ("SUPPORT FEES"). We and/or FFS may receive compensation from some of the portfolios' service providers for administrative and other services we perform relating to variable account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.10% to 0.25% and may be significant. Some service providers may pay us more than others.

     The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

                     INCOMING PAYMENTS TO FARMERS AND/OR FFS


From the following Funds and their   Maximum % of   From the following Funds and their   Maximum % of
        Service Providers:              assets*             Service Providers:              assets*
----------------------------------   ------------   ----------------------------------   ------------
             Calvert                     0.15%                 Goldman Sachs                 0.25%

             Dreyfus                     0.25%                     Janus                     0.25%

               DWS                       0.15%                     PIMCO                     0.10%

             Fidelity                    0.15%                       WM                      0.25%

        Franklin Templeton               0.25%


* Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by us.

     - OTHER PAYMENTS. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio's service providers with regard to the variable insurance products we issue. The amounts are paid out of the adviser's (or affiliate's) own resources and not out of fund assets. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

     Proceeds from these payments made by the portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies.

     For further details about the compensation payments we make in connection with the sale of the Policies, see the "Distribution of the Policies" section below.

                         AVAILABILITY OF THE PORTFOLIOS

     We do not guarantee that each portfolio will always be available for investment through the Policies.

     We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

                       YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Policy owners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.

     If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

THE POLICY

                               PURCHASING A POLICY

     To purchase a Policy, you must send the application and, in most cases, an initial premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

     There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your initial premium is allocated to one or more subaccounts of the variable account and/or to the fixed account.

     Acceptance of an application is subject to our insurance underwriting. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

     We determine the minimum principal sum (death benefit) for a Policy based on the attained age of the insured when we issue the Policy. The minimum principal sum for the preferred premium class is $150,000, and $50,000 for all others. The maximum issue age for insureds in the preferred underwriting class is age 75, and for all other premium classes is age 80. We base the minimum initial premium for your Policy on a number of factors including the age, sex and premium class of the insured and the amount of the principal sum. We currently require a minimum initial premium as shown on your Policy's specifications page.

                        TAX-FREE 'SECTION 1035' EXCHANGES

     You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy's suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                      WHEN INSURANCE COVERAGE TAKES EFFECT

     TEMPORARY INSURANCE COVERAGE. If the primary proposed insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed insured and children to be covered under a Children's Insurance Rider with temporary insurance coverage in the amount applied for (excluding Accidental Death Benefit) or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

     Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

     -    The date full insurance coverage becomes effective;

     - The date the proposed insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

     - The date the proposed insured or the owner signs a request to cancel the application or rejects the Policy.

     FULL INSURANCE COVERAGE. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the issue date, provided sufficient payment has been received. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and owner payment for and acceptance of the Policy, or on the issue date, whichever is later. The issue date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Full insurance coverage will not begin before the issue date printed in the Policy, if issued.

     Generally, we will issue the Policy if we determine that the insured meets our underwriting requirements and we accept the original application. On the issue date, we will allocate your premium (multiplied by the percent of premium factor) to the fixed account until the reallocation date, and we will begin to deduct monthly deductions from your Contract Value. See "Allocating Premiums."

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning an issue date earlier than the record date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. Backdating may result in higher surrender charges if the Deferred Sales Charge or Administrative Components are based on certain lower age brackets. (See "Surrender Charge.") For a backdated Policy, monthly deductions, including cost of insurance charges, will begin on the backdated issue date. You will therefore incur charges for the period between the issue date and the record date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the record date (or a few days prior to the record date in some cases).

                  CANCELING A POLICY (RIGHT-TO-EXAMINE PERIOD)

     You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the right-to-examine period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy.

     POLICIES SOLD IN CALIFORNIA. If you purchase your Policy in California, and are 60 years of age or older at the time, the right-to-examine period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the right-to-examine period by returning it to our Home Office at Mercer Island, Washington or to the agent who sold you the Policy.

     During the 30-day right-to-examine period (plus 10 days), we will place your premium in the fixed account, unless you specifically direct that we allocate your premium to the subaccounts and fixed account you selected on the application. We will credit your premium(s) placed in the fixed account with interest at the current fixed account interest rate. If your premium is placed solely in the fixed account, we will refund to you all premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier).

     If you have directed that your premium be invested in the subaccounts, rather than the fixed account, during the right-to-examine period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier). Any amounts refunded will reflect the investment performance of the subaccounts you selected, and the fees and charges that we deduct. YOU BEAR THE RISK THAT A REFUND OF YOUR CONTRACT VALUE COULD BE LESS THAT THE PREMIUM YOU PAID FOR THIS POLICY. If you decide to cancel this Policy after the right-to-examine period has expired, we will impose a surrender charge on the transaction.

                                STATE VARIATIONS

     Any state variations in the Policy are described in a special policy form used in that state. This Prospectus provides a general description of the Policy. Your actual Policy and any endorsements or riders are the controlling documents. If you would like an additional copy of your Policy and its endorsements and riders, if any, contact our Service Center.

                                 OTHER POLICIES

     We offer other life insurance policies that have different investment options, death benefits, policy features and policy charges from this Policy. For more information about the other policies, please contact our Service Center or your agent.

                                OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the ownership rights and options described in the Policy. The insured is the owner unless the application specifies a different person as the owner. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the insured. The owner may designate the beneficiary (the person to receive the death benefit when the insured dies) in the application.

Changing the Owner

- You may change the owner by providing a written request to us at any time while the insured is alive.

-    The change takes effect on the date that the written request is signed.

- We are not liable for any actions we may have taken before we received the written request.

-    Changing the owner does not automatically change the beneficiary.

Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.

Selecting and Changing the Beneficiary

- If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

- If both the beneficiary and contingent beneficiary die before the insured, then we will pay the death benefit to the owner or the owner's estate once the insured dies.

- You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the insured's death, then the death benefit proceeds will be paid as if the beneficiary had died first.

- You can change the beneficiary by providing us with a written request while the insured is living.

- The change in beneficiary is effective as of the date you sign the written request.

- We are not liable for any actions we may have taken before we received the written request.

Assigning the Policy

-    You may assign Policy rights while the insured is alive.

-    The owner retains any ownership rights that are not assigned.

- The assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-    We are not:

     - bound by any assignment unless we receive a written notice of the assignment.

     -    responsible for the validity of any assignment.

     - liable for any payment we made before we received written notice of the assignment.

Assigning the Policy may have tax consequences. See "Federal Tax
Considerations."

                              MODIFYING THE POLICY

     Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

     Upon notice to you, we may modify the Policy to:

     - conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

     - assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

     -    reflect a change in the variable account's operations.

     If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

                               POLICY TERMINATION

     Your Policy will terminate on the earliest of:








































     -    the maturity date (insured's attained age 110);

     -    the date the insured dies;

     -    the end of the grace period without a sufficient payment; and

     -    the date you surrender the Policy.

PREMIUMS

                               PREMIUM FLEXIBILITY

     You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. Paying the minimum premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

     Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the record date), we will require you to pay the premium indicated on your Policy's specification page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums after the insured reaches attained age 100.

     We multiply each premium by the percent of premium factor (currently 0.965) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

     WE WILL TREAT ANY PAYMENT YOU MAKE AS A PREMIUM UNLESS YOU CLEARLY MARK IT AS A LOAN REPAYMENT. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

     PLANNED PREMIUMS. You may determine a planned premium schedule that allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you make your planned premiums on schedule, your Policy may lapse if your Surrender Value (or unloaned Contract Value, in certain circumstances) ever becomes less than the monthly deduction. See "Risk Summary," "Policy Lapse."

     ELECTRONIC PAYMENTS OR BILLING. If you authorize electronic payment of your premiums from your bank account, or if you ask to be billed for your planned premiums, the total amount of premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

     You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches attained age 110), or the date when either (1) the insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to surrender the Policy.

     TAX CODE PROCESSING. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract ("MEC") or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the EXCESS PORTION of that premium. We will immediately notify the owner and give an explanation of the issue by sending a letter to the owner's address of record. We will refund the EXCESS premium no later than 2 weeks after receipt of the premium at the Service Center (the "refund date"), except in the following circumstances:

     a.   the tax problem resolves itself prior to the refund date; or

     b. the tax problem relates to a MEC and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

     During this two-week period, we will hold such excess premiums in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

                                MINIMUM PREMIUMS

     The full initial premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the minimum premium. PAYING THE MINIMUM PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums may be necessary to keep the Policy in force to maturity.

     The initial minimum premium for two alternative payment modes (for example, annual and monthly) are shown on your Policy's specifications page. The minimum premium depends on a number of factors including the age, sex, and premium class of the proposed insured, and the principal sum.

     The minimum premium will change if:

     -    you increase or decrease the principal sum;

     -    you change the death benefit option;

     -    you change or add a rider;

     - you take a partial withdrawal when you have elected the level death benefit option (Option B); or

     - the insured's premium class changes (for example, from nicotine to non-nicotine, or from standard to substandard).

     If your Surrender Value (that is, the Contract Value, minus the surrender charge, and minus any outstanding loan amount and any interest you would owe if you surrendered the Policy) becomes zero or less, AND if the total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The cumulative minimum premiums is the sum of all past monthly-mode minimum premiums since the issue date.

     But if the total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, then your Policy will enter a grace period only if your Contract Value (minus any outstanding loan amount and any interest you would owe if you surrendered the Policy), is too low to pay the entire monthly deduction when due.

     Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain issue ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

                               ALLOCATING PREMIUMS

     When you apply for a Policy, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the variable account and to the fixed account according to the following rules.

     - You must put at least 1% of each premium in any subaccount or the fixed account you select.

     - Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

     You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the subaccounts or the fixed account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of subaccount allocations in effect at any one time.

     Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     On the issue date, we will allocate your premium(s) received, times the percent of premium factor, minus the monthly deduction(s), to the fixed account. If you make your first full premium payment upon delivery of the Policy, we will allocate your premium to the fixed account on the Business Day it is received at the Service Center. We also allocate any premiums we receive from the issue date to the reallocation date (the record date, plus the number of days in your state's right to examine period, plus 10 days) to the fixed account. While held in the fixed account, premium(s) will be credited with interest at the current fixed account rate. On the reallocation date, we will reallocate the Contract Value in the fixed account to the other subaccounts (at the unit value next determined) and the fixed account in accordance with the allocation percentages provided in the application.

     Unless additional underwriting is required or a situation described above in the "Tax Code Processing" section occurs, we invest all premiums paid after the reallocation date on the Business Day they are received in our Service Center. We credit these premiums to the subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

YOUR CONTRACT VALUES

YOUR CONTRACT VALUE

- varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

-    serves as the starting point for calculating values under a Policy;

- equals the sum of all values in each subaccount, the loan account and the fixed account;

-    is determined on the issue date and on each Business Day;

- on the issue date, equals the initial premium times the percent of premium factor, less the monthly deduction; and

- has no guaranteed minimum amount and may be more or less than premiums paid.

                                SUBACCOUNT VALUE

     Each subaccount's value is determined at the end of each Business Day. We determine your Policy's value in each subaccount by multiplying the number of units that your Policy has in the subaccount by the accumulation unit value of that subaccount at the end of the Business Day.

THE NUMBER OF UNITS IN ANY SUBACCOUNT ON ANY BUSINESS DAY EQUALS:

-    the initial units purchased at the unit value on the issue date; PLUS

- units purchased with additional premiums net of the percent of premium factor; PLUS

- units purchased via transfers from another subaccount or the fixed account; MINUS

-    units redeemed to pay a pro-rata share of the monthly deductions; MINUS

- units redeemed to pay for partial withdrawals and any applicable surrender charges; MINUS

- units redeemed as part of a transfer to another subaccount, the loan account or the fixed account.

     Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that subaccount at the end of the Valuation Period.

                              SUBACCOUNT UNIT VALUE

     The accumulation unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account's financial statements. The unit value may increase or decrease from one Valuation Period to the next. For a discussion of how unit values are calculated, see the SAI.

                               FIXED ACCOUNT VALUE

     On the issue date, the fixed account value is equal to the premiums paid multiplied by the percent of premium factor, less the first monthly deduction.

THE FIXED ACCOUNT VALUE AT THE END OF ANY VALUATION PERIOD EQUALS:

- the fixed account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; PLUS

- the portion of the premium(s), multiplied by the percent of premium factor, allocated to the fixed account since the preceding Business Day, plus interest from the date such premiums were received to the date of calculation; PLUS

- any amounts transferred to the fixed account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; MINUS

- the amount of any transfer from the fixed account to the subaccounts and the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation and any processing fee; MINUS

- the amount of any partial withdrawals and any applicable surrender charges deducted from the fixed account since the preceding Business Day, plus interest on those surrendered amounts from the effective date of each withdrawal to the date of calculation; MINUS

- a pro-rata share of the monthly deduction, on each Business Day when a monthly deduction is due.

     Your Policy's guaranteed minimum fixed account value will not be less than the minimum values required by the state where we deliver your Policy.

                               LOAN ACCOUNT VALUE

THE LOAN ACCOUNT VALUE AT THE END OF ANY VALUATION PERIOD EQUALS:

- the loan account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; PLUS

- any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; MINUS

- the amount of any transfer from the loan account to the subaccounts and the fixed account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation.

     Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the fixed account and subaccounts to the loan account on a pro-rata basis if sufficient funds are available for transfer. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

CHARGES AND DEDUCTIONS

     This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

SERVICES AND BENEFITS WE PROVIDE:

- the death benefit, surrender and loan benefits under the Policy, and the benefits provided by riders.

-    investment options, including premium allocations.

-    administration of elective options.

-    the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:

- costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).

-    overhead and other expenses for providing services and benefits.

- sales and marketing expenses, including compensation paid in connection with the sale of the Policies.

- other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees.

RISKS WE ASSUME INCLUDE BUT ARE NOT LIMITED TO:

- that the cost of insurance charges we deduct are insufficient to meet our actual claims because insureds die sooner than we anticipate.

- that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

     All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

                               PREMIUM DEDUCTIONS

     When you make a premium payment, we apply a percent of premium factor currently equal to 0.965 to the premium to determine the amount that we will allocate to the subaccounts and the fixed account according to your instructions. The 3.5% of each premium that we retain is the sum of 1.25%, which compensates us for a portion of our sales expenses, and 2.25%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The 3.5% estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.25%, the difference between the actual rate and the 2.25% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.

                                MONTHLY DEDUCTION

     We take a monthly deduction from the Contract Value on the issue date and on the Business Day nearest each monthly due date (the same day of each succeeding month as the issue date). We will make deductions by canceling units in each subaccount and withdrawing funds from the fixed account. We will take the monthly deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the sum of all subaccounts and the fixed account on the monthly due date). Because portions of the monthly deduction can vary from month-to-month, the monthly deduction will also vary.

     The monthly deduction is equal to:

     -    The monthly administration charge; PLUS

     -    The cost of insurance charge for the Policy; PLUS

     - The special premium factor applied to the cost of insurance for a special premium class, if any; PLUS

     -    Extra charges for a special premium class, if any; PLUS

     -    The charges for any riders.

     MONTHLY ADMINISTRATION CHARGE. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $5. We may increase or decrease this charge but it is guaranteed never to be higher than $8.

     COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the principal sum, the Contract Value, the insured's issue age, sex, and premium class, and the number of months since the issue date) that will cause it to vary from Policy to Policy and from month to month. The current (but not the maximum) cost of insurance rates generally increase significantly at the earlier of the 21st Policy year or age 80.

     The cost of insurance charge is equal to the cost of insurance rate at the insured's attained age, times the number of thousands of Risk Insurance Amount.

     The Risk Insurance Amount is:

     1.   The current death benefit; MINUS

     2. The Contract Value at the end of the Business Day preceding the monthly due date; PLUS

     3. The monthly administrative charge for the month that begins on the monthly due date; PLUS

     4. Any charges for riders for the month that begins on the monthly due date.

     The Risk Insurance Amount may increase or decrease each month depending on investment experience of the portfolios in which you are invested, the payment of additional premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial withdrawals, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

     Cost of insurance rates are based on the sex, attained age and premium class of the insured. The cost of insurance rates are generally higher for male insureds than for female insureds of the same age and premium class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates that are shown in Appendix A or your Policy's specification page.

     The premium class of the insured will affect the cost of insurance rates. We currently place insureds into preferred and standard premium classes and into special premium classes involving higher mortality risks. The cost of insurance rates for insureds in special premium classes involving higher mortality risks are multiples of the standard rates. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A (or on your Policy's specification page) times a special premium class rating factor shown on your Policy's specification page.

     We calculate the cost of insurance separately for the initial principal sum and for any increase in principal sum. If you request and we approve an increase in your Policy's principal sum, then a different premium class (and a different cost of insurance rate) may apply to the increase, based on the insured's age and circumstances at the time of the increase.

     The Policies are based on 1980 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and premium class. We also offer Policies based on unisex mortality tables if required by state law.

     MONTHLY SPECIAL PREMIUM CLASS CHARGE. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special premium class rating factor shown on your Policy's specification page. This factor is applied to both current and guaranteed cost of insurance rates. This charge is deducted as part of the monthly deduction and compensates us for additional costs associated with policies in a special premium class. If applicable to you, your Policy's specification page will show you the amount of this charge.

     FLAT EXTRA MONTHLY CHARGE FOR POLICIES IN A SPECIAL PREMIUM CLASS. We may deduct an additional flat extra monthly charge as part of the monthly deduction if the insured is in a special premium class. This compensates us for additional costs we anticipate from Policies in a special premium class. The charge, if any, will be shown on your Policy's specifications page.

     RIDER CHARGES. The monthly deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. PLEASE CONTACT YOUR AGENT FOR ADDITIONAL INFORMATION.

                        MORTALITY AND EXPENSE RISK CHARGE

     We deduct a daily charge from your Contract Value in each subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

     -    your Contract Value in each subaccount; MULTIPLIED BY

     - the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

     If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

                                SURRENDER CHARGE

     We deduct a surrender charge if, during the first 14 Policy years, you:

     -    fully surrender the Policy,

     - take a partial withdrawal from your Policy, if you have elected a level death benefit (Option B), or

     - you decrease the principal sum that was in effect at the time of issue.

     In the case of a full surrender, we pay the remaining Contract Value (less any surrender charge and any outstanding loan amount, including any interest you owe) to you. The payment you receive is called the Surrender Value.

     If you take a partial withdrawal, we will reduce the Contract Value on a pro-rata basis from the subaccounts and the fixed account (unless you instruct us otherwise) by the amount of the partial withdrawal, the processing fee, and any surrender charge.

     THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER. Under some circumstances the level of surrender charges might result in no Contract Value available if you surrender your Policy during the period when surrender charges apply. This will depend on a number of factors, but is more likely if:

     1. you pay premiums equal to or not much higher than the minimum premium shown in your Policy, or

     2.   investment performance is too low.

     The surrender charge is equal to the sum of the Deferred Sales Charge Component and the Administrative Component.

     The Deferred Sales Charge Component is calculated by:

     1. find the sum of all premiums that have been paid to the Policy (do not deduct amounts withdrawn or the percent of premium factor);

     2. multiply this sum by 0.075 if the insured's issue age was 65 or younger, or by 0.050 if the insured's issue age was 66 or older;

     3.   multiply the result by the appropriate number on this table:

Policy Year:               1-3     4      5     6       7      8      9     10     11     12     13     14    15 or more
------------              ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----------
Issue ages 0-65           1.00   1.00   1.00   0.90   0.80   0.70   0.60   0.50   0.40   0.30   0.20   0.10      0.00
Issue ages 66 and older   1.00   0.90   0.80   0.70   0.60   0.50   0.40   0.30   0.20   0.15   0.10   0.05      0.00

     The Administrative Component is calculated by:

     1. the appropriate surrender charge factor from the tables in Appendix B for the insured's age on the issue date and the number of full Policy years since the issue date (regardless of whether the Policy has lapsed and been reinstated) (the tables vary by sex and premium class); MULTIPLIED BY

     2.   the number of thousands of principal sum on the issue date; MINUS

     3. any reductions in principal sum for which a surrender charge has already been imposed.

     SURRENDER CHARGE ON A DECREASE IN PRINCIPAL SUM. If you decrease the principal sum that was in effect on the issue date, we will assess the administrative component of the surrender charge. To determine the surrender charge for a decrease in principal sum: multiply the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum at the time of issue that are now being decreased. Only a reduction in the original principal sum amount (as of the issue date) incurs a surrender charge.

     SURRENDER CHARGE FOR A PARTIAL WITHDRAWAL. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a surrender charge from your Contract Value. The surrender charge on a withdrawal is equal to the appropriate surrender charge factor from the table in Appendix B, multiplied by the number of thousands by which the principal sum (on the issue date) is reduced by the withdrawal, minus any reductions in the original principal sum for which we have already imposed a surrender charge.

     AN EXAMPLE OF CALCULATING THE SURRENDER CHARGE FOLLOWS:

     This example is for a Policy issued to a male non-nicotine that is in its seventh Policy year. The principal sum is $200,000 and the issue age is 35. A premium of $1,000 has been paid at the beginning of each year and the total cumulative premium payments are $7,000.

     The total surrender charge is the sum of a Deferred Sales Charge Component and an Administrative Component.

     The Deferred Sales Charge Component is calculated by multiplying the cumulative premium by 0.075, then multiplying the result by the appropriate number from the table. For this example the appropriate number is 0.80. The result is ($7,000)(0.075)(0.80) = $420.

     The Administrative Component is calculated by multiplying the number of thousands of principal sum by the appropriate factor from the surrender charge table. In this example the factor is 4.94. The result is ($200)(4.94) = $988.

     The total surrender charge is the sum of the Deferred Sales Charge Component and the Administrative Component. The total surrender charge is therefore $420 + $988 = $1,408.

     PARTIAL WITHDRAWAL PROCESSING FEE. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

                                 TRANSFER CHARGE

- We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.

- We charge $25 for each additional transfer. We will not increase this charge.

- For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.

- We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.

- Transfers we effect on the reallocation date, and transfers due to loans, automatic asset rebalancing, and dollar cost averaging, do NOT count as transfers for the purpose of assessing this charge.

                                  LOAN CHARGES

- During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

- Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

                     PORTFOLIO MANAGEMENT FEES AND EXPENSES

     Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2005, total annual portfolio fees and charges for the portfolios offered through this Policy ranged from 0.20% to 1.78% of average daily portfolio assets. See the "Fee Table" in this Prospectus and the prospectuses for the portfolios for more information.

     REDEMPTION FEES. A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio's redemption fee, see the portfolio prospectus.

                                  OTHER CHARGES

     -    We charge $5 for each additional annual report you request.

     - We charge $1.50 per $1,000 for each increase in principal sum (this charge cannot exceed $300 per increase).

     -    Any riders attached to the Policy will have their own charges.

DEATH BENEFIT

                             DEATH BENEFIT PROCEEDS

     As long as the Policy is in force, we will pay the death benefit proceeds once we receive satisfactory proof of the insured's death at our Home Office. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds into an interest paying checking account or under a payment option. For more information, see "Payment Options" in the SAI.

DEATH BENEFIT PROCEEDS EQUAL:

     -    the death benefit (described below); MINUS

     -    any past due monthly deductions; MINUS

     -    any outstanding Policy loan on the date of death; MINUS

     -    any interest you owe on the Policy loan(s); PLUS

     - any additional benefits payable under the terms of any riders attached to the Policy.

     If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary's name. We will provide the beneficiary with a checkbook to access these funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     We may further adjust the amount of the death benefit proceeds under certain circumstances. See "Our Right to Contest the Policy," "Misstatement of Age or Sex," and "Suicide Exclusion" in the SAI.

                              DEATH BENEFIT OPTIONS

     In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the insured. We call this the "principal sum" of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through attained age 99), or Option B (level death benefit through attained age 99). For attained ages after age 99, the death benefit equals the Contract Value. You may change the death benefit option after the first Policy year.

THE VARIABLE DEATH BENEFIT UNDER OPTION A IS THE GREATER OF:

     - the principal sum plus the Contract Value (determined as of the end of the Valuation Period during which the insured dies); OR

     - the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

     Under Option A, the death benefit varies with the Contract Value.

THE LEVEL DEATH BENEFIT UNDER OPTION B IS THE GREATER OF:

     -    the principal sum on the date of death; OR

     - the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

     Under Option B, your death benefit generally equals the principal sum and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

     Under Option A, your death benefit will tend to be higher than under Option
B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

     In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the insured person's attained age. For example, the death benefit percentage is 250% for an insured at age 40 or under, and it declines for older insureds. The following table indicates the applicable death benefit percentages for different attained ages:

ATTAINED AGE          DEATH BENEFIT PERCENTAGE
------------   --------------------------------------
40 and under                    250%
  41 to 45     250% minus 7% for each age over age 40
  46 to 50     209% minus 6% for each age over age 46
  51 to 55     178% minus 7% for each age over age 51
  56 to 60     146% minus 4% for each age over age 56
  61 to 65     128% minus 2% for each age over age 61
  66 to 70     119% minus 1% for each age over age 66
  71 to 74     113% minus 2% for each age over age 71
  75 to 90                      105%
  91 to 94     104% minus 1% for each age over age 91
95 and above                    100%

     If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

     OPTION A EXAMPLE. Assume that the insured's attained age is under 40, that there have been no decreases in the principal sum, and that there are no outstanding loans. Under Option A, a Policy with a principal sum of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

     However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the principal sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

     Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

     OPTION B EXAMPLE. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in principal sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 principal sum will generally have a $50,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the principal sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

     Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

                         CHANGING DEATH BENEFIT OPTIONS

     After the first Policy year, you may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.

     A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See " Charges and Deductions - Monthly Deduction - Cost of Insurance Charge.") If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the insured's age. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

     After any change in death benefit option, the total surrender charge for the Policy will continue to be based on the principal sum on the issue date on which surrender charges have not already been imposed.

     For a more detailed discussion on changing death benefit options, see the SAI.

                   EFFECTS OF WITHDRAWALS ON THE DEATH BENEFIT

     If you have selected the variable death benefit (Option A), a withdrawal will not affect the principal sum. But if you have selected the level death benefit (Option B), a partial withdrawal will reduce the principal sum by the amount of the withdrawal (not including surrender charges or the processing fee). The reduction in principal sum will be subject to the terms of the Changing the Principal Sum section below.

                           CHANGING THE PRINCIPAL SUM

     When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the insured. We call this the principal sum. After the first Policy year, you may change the principal sum subject to the conditions described below. YOU MAY EITHER CHANGE THE PRINCIPAL SUM OR CHANGE THE DEATH BENEFIT OPTION (BUT NOT BOTH, UNLESS DONE SIMULTANEOUSLY) NO MORE THAN ONCE PER POLICY YEAR. We will send you a Policy endorsement with the change to attach to your Policy.

     Increasing the principal sum could increase the death benefit. Decreasing the principal sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the principal sum prior to the change. Changing the principal sum could affect the subsequent level of death benefit we pay and your Policy values. An increase in the principal sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the principal sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

     We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the principal sum may have other tax consequences. You should consult a tax adviser before changing the principal sum.

     INCREASES

     - You may increase the principal sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the monthly due date following our approval of your request. We can deny your request for reasons including but not limited to the following:

          - We do not wish to increase the death benefits due to the insured's health, occupation, avocations, or any factor that we believe has a bearing on the insured's risk of death.

          - We conclude the insured has an excessive amount of insurance coverage.

          - We conclude the owner no longer has an insurable interest in the insured.

     - You can increase the principal sum at any time after the first Policy year and before the insured's attained age 80.

     -    The minimum increase is $10,000.

     - We deduct a processing fee from the Contract Value equal to $1.50 per $1,000 of increase. The fee cannot exceed $300 per increase. The processing fee will be deducted from the subaccounts and the fixed account on a pro-rata basis, unless you give us different instructions.

     - If the amount of the Contract Value is insufficient to cover the processing fee, you must add sufficient additional premiums before the increase in principal sum will become effective.

     - Increasing the principal sum will increase your Policy's minimum premium.

     DECREASES

     - You may decrease the principal sum, but not below the minimum principal sum amount shown on your Policy's specifications page.

     - You must submit a written request to decrease the principal sum. Evidence of insurability is not required.

     - Any decrease will be effective on the monthly due date following our approval of your request.

     -    Any decrease will first be used to:

          1.   reduce the most recent increase; then

          2.   the next most recent increases in succession; and then

          3. the principal sum on the issue date (subject to a surrender charge).

     - If you decrease the principal sum that was in effect on the issue date, we will assess the Administrative Component of the surrender charge. To determine the surrender charge for a decrease in principal sum, multiply the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum (as of the issue date) that are now being decreased. Only a reduction in the original principal sum amount (as of the issue date) incurs a surrender charge. Surrender charges will be deducted from the subaccounts and the fixed account on a pro-rata basis, unless you give us different instructions.

     - A decrease in principal sum may require that a portion of a Policy's Surrender Value be distributed as a partial surrender in order to maintain federal tax compliance. Decreasing the principal sum may also cause your Policy to become an MEC under federal tax law and receive less favorable tax treatment than other life insurance policies. See "Tax Treatment of Policy Benefits, Modified Endowment Contracts."

     - Decreasing the principal sum will reduce your Policy's minimum premium.

                                 PAYMENT OPTIONS

     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the variable account. For a discussion of the settlement options described in your Policy, see the SAI.

SUPPLEMENTAL BENEFITS (RIDERS)

     The following supplemental benefits (riders) are available and may be added to a Policy. The charge for these benefits, if any, may be deducted from your Policy's Contract Value as part of the monthly deduction. See the Fee Table in this Prospectus. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the variable account.

     -    waiver of monthly deductions due to the insured's total disability

     -    term insurance on the insured's dependent children

     - payment of an accidental death benefit if the insured's death was caused by accidental bodily injury

     -    term insurance on additional insureds

     -    automatic increases in principal sum

     - accelerated payment of a portion of the death benefit in the event the insured develops a terminal illness

     - monthly disability benefit to the fixed account if the insured is totally disabled

     The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax adviser to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

SURRENDER AND WITHDRAWALS

                                    SURRENDER

     You may make a written request to surrender your Policy for its Surrender Value as calculated at the end of the Business Day when we receive your request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Surrender Value is the amount we pay when you surrender your Policy.

     The Surrender Value on any Business Day equals:

     -    the Contract Value as of such date; MINUS

     -    any surrender charge as of such date; MINUS

     -    any outstanding Policy loans; MINUS

     -    any interest you owe on the Policy loans.

SURRENDER CONDITIONS:

     -    You must make your surrender request in writing.

     -    Your written surrender request must contain your signature.

     -    You should send your written request to the Service Center.

     - The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request.

     - You will incur a surrender charge if you surrender the Policy during the first 14 Policy years. See "Charges and Deductions."

     - Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

     - We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

     We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

     Surrendering the Policy may have adverse tax consequences, including a penalty tax. See "Federal Tax Consequences."

                               PARTIAL WITHDRAWALS

     After the first Policy year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See "Federal Tax Consequences."

WITHDRAWAL CONDITIONS:

     -    You must make your partial withdrawal request in writing.

     -    Your written partial withdrawal request must contain your signature.

     -    You should send your written request to the Service Center.

     -    You may make only one partial withdrawal each calendar quarter.

     -    You must request at least $500.

     - You cannot withdraw more than 75% of the Surrender Value without surrendering the Policy.

     - You can specify the subaccount(s) and fixed account from which to make the withdrawal, otherwise we will deduct the amount from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account). No portion of the loan account may be withdrawn.

     - We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your partial withdrawal request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

     - We will reduce your Contract Value by the amount of the withdrawal you requested plus any processing fee and surrender charge.

     - We generally will pay a withdrawal request within seven calendar days after the Business Day when we receive the request.

     PROCESSING FEE FOR PARTIAL WITHDRAWALS. Whenever you take a withdrawal, we deduct a processing fee (on a pro rata basis) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

     SURRENDER CHARGE FOR PARTIAL WITHDRAWALS. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a surrender charge from your Contract Value. The surrender charge on a withdrawal is equal to the appropriate surrender charge factor from the table in Appendix B, multiplied by the number of thousands by which the principal sum on the issue date is reduced by the withdrawal, minus any reductions in the original principal sum for which we have already imposed a surrender charge.

     If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the principal sum by the amount of the withdrawal (but not by any surrender charges or the processing fee). See "Changing the Principal Sum - Decreases." We will not allow any withdrawal to reduce the principal sum below the minimum principal sum set forth in the Policy.

              INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS
                     MAY APPLY TO ANY WITHDRAWALS YOU MAKE.

                           WHEN WE WILL MAKE PAYMENTS

     We usually pay the amounts of any surrender, withdrawal, death benefit proceeds, loans, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;

     - the SEC permits, by an order, the postponement for the protection of owners; or

     - the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

     If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy owner's account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, loans, or death benefits. We may also be required to provide additional information about you, the insured, your beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

     We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, loans or settlement options from the fixed account for up to six months from the date we receive your written request.

TRANSFERS

     You may make transfers from the subaccounts or from the fixed account subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:

     - You may make an unlimited number of transfers in a Policy year from the subaccounts (subject to the "Policies and Procedures Regarding Disruptive Trading and Market Timing" section below).

     - You may only make one transfer each Policy year from the fixed account (unless you choose dollar cost averaging).

     - You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

     - For SUBACCOUNT TRANSFERS, you must transfer at least the lesser of $250, or the total value in the subaccount.

     - For FIXED ACCOUNT TRANSFERS, you may not transfer more than 25% of the unloaned value in the fixed account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

     - We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the reallocation date and transfers resulting from loans are NOT treated as transfers for the purpose of the transfer charge.

     - We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

     - We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

     WE RESERVE THE RIGHT TO MODIFY, RESTRICT, SUSPEND OR ELIMINATE TRANSFER PRIVILEGES AT ANY TIME, FOR ANY CLASS OF POLICIES, FOR ANY REASON.

                              THIRD PARTY TRANSFERS

     If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. HOWEVER, YOU MAY NOT AUTHORIZE A REGISTERED REPRESENTATIVE OR AN AGENT TO TRANSACT TRANSFERS ON YOUR BEHALF. We take no responsibility for any third party asset allocation program. PLEASE NOTE that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

                               TELEPHONE TRANSFERS

     Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

     Please note the following regarding telephone transfers:

     - We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

     - We will employ reasonable procedures to confirm that telephone instructions are genuine.

     - Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

     - If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

     We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

     WE RESERVE THE RIGHT TO MODIFY, RESTRICT, SUSPEND OR ELIMINATE THE TRANSFER PRIVILEGES (INCLUDING THE TELEPHONE TRANSFER FACILITY) AT ANY TIME, FOR ANY CLASS OF POLICIES, FOR ANY REASON.

      POLICY AND PROCEDURES REGARDING DISRUPTIVE TRADING AND MARKET TIMING

     STATEMENT OF POLICY. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time ("Disruptive Trading").

     Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy owners, for the underlying portfolios, and for other persons who have material rights under the Policies, such as insureds and beneficiaries. These risks and harmful effects include:

     - dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

     - reduced investment performance due to adverse effects on portfolio management by:

          - impeding a portfolio manager's ability to sustain an investment objective;

          - causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case; or

          - causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and

     - increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy owners invested in those subaccounts, not just those making the transfers.

     POLICY AGAINST DISRUPTIVE TRADING. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING.

     For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

     DETECTION. We monitor the transfer activities of owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy owners or intermediaries acting on their behalf.

     In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.

     As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying portfolio.

     DETERRENCE. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

     We will accept the following transfers only if the order is sent to us WITH AN ORIGINAL SIGNATURE and BY FIRST CLASS U.S. MAIL:

     -    transfers in excess of $250,000 per Policy, per day; and

     - transfers into or out of the following subaccounts in excess of $50,000 per Policy, per day:


          - DWS Global Opportunities VIP (formerly Scudder Global Discovery Portfolio);



          -    DWS International VIP (formerly Scudder International Portfolio);


          -    Franklin Templeton Developing Markets Securities Fund;


          -    Franklin Templeton Global Asset Allocation Fund; and



          -    PIMCO VIT Foreign Bond Portfolio.








     If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

     If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through FIRST CLASS U.S. MAIL. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

     To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

     -    terminate all telephone, website, email or fax transfer privileges;

     -    limit the total number of transfers;

     -    place further limits on the dollar amount that may be transferred;

     -    require a minimum period of time between transfers; or

     -    refuse transfer requests from intermediaries acting on behalf of you.

     Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Policy. As a result, to the extent the provisions of your Policy limit our actions, some Policy owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio's operations, or (2) if an underlying portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Policy owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.


     In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.

     Under our current policies and procedures, we do not:

     -    impose redemption fees on transfers;


     - expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or


     -    allow a certain number of transfers in a given period.

     Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

     We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the underlying portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy owners.

     UNDERLYING PORTFOLIO FREQUENT TRADING POLICIES. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.


     You should be aware that, as a result of new regulatory requirements, we expect to be contractually obligated by the underlying funds to prohibit transfers by owners who are identified by an underlying fund as market timers. In addition, we expect to be contractually required to provide your transaction data to the underlying funds upon their request.


     OMNIBUS ORDER. Policy owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.


                             ASSET ALLOCATION MODELS



     Asset allocation allows you to allocate your investments among various asset classes - such as stock funds, international funds, bond funds, and money market funds - depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.



     An asset allocation model program is available in connection with the Policies at no charge. Currently, you can select one of five asset allocation models, ranging from conservative to aggressive, at the time you purchase your Policy. Each model invests your Contract Value in a number of subaccounts in varying percentages. The models do not include allocations to the fixed account. These models, as well as the terms and conditions of their use, are fully described in a separate brochure that your registered representative can provide to you.



     If you choose an asset allocation model, your initial premium payment will be allocated among the subaccounts to reflect the model you choose, as will any subsequent premium payments unless you provide us with instructions to the contrary. If you select Automatic Asset Rebalancing, then your assets held in the subaccounts will be rebalanced each quarter to the same percentages as the model you have selected.



     You can change your model, or reallocate your existing Contract Value and/or allocate subsequent premium payments other than in accordance with a model, at any time by submitting a request to the Service Center. Your asset allocation instructions will be effective at the close of business on the business day we receive them at the Service Center (if your instructions are provided prior to such close of business). There is no charge for using any of the asset allocation models. We do not assess transfer fees on Automatic Asset Rebalancing transfers, including those made in connection with asset allocation, nor do we count them toward the twelve free transfers permitted each Policy year.



     You may not participate in an asset allocation model during the period when you are invested in a WM SAM Portfolio.



     The models are not intended to constitute ongoing advice about investing in the subaccounts, and we do not provide advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model. Over time, the asset allocation model you select may no longer align with your investment needs and objectives. YOU SHOULD SPEAK WITH YOUR REGISTERED REPRESENTATIVE ABOUT HOW TO KEEP YOUR INVESTMENT ALLOCATIONS CONSISTENT WITH YOUR NEEDS AND OBJECTIVES. SPECIFIC INFORMATION ABOUT THE ASSET ALLOCATION MODELS CAN BE OBTAINED FROM YOUR REGISTERED REPRESENTATIVE



     Allocation to a single asset class may outperform an asset allocation model, so that you could have been better off investing in a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any subaccount chosen for a particular model will perform well or that its performance will closely reflect that of the asset class it is designed to represent. While the asset allocation models are created with the assistance of an independent third party, we may have an incentive to include in the models, or increase the allocation to, subaccounts that involve a greater level of compensation to us or that we believe have a greater need for additional assets.



     We may suspend or modify the asset allocation model program at any time.

                       AUTOMATIC ASSET REBALANCING PROGRAM

     Under the Automatic Asset Rebalancing ("AAR") program, we will automatically transfer amounts among the subaccounts each quarter to reflect your most recent instructions for allocating premiums. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI.

                          DOLLAR COST AVERAGING PROGRAM

     The dollar cost averaging program permits you to systematically transfer (on each monthly anniversary of the issue date) a set dollar amount from the fixed account to up to 8 subaccounts. The minimum transfer amount is $100. No transfer fees apply, and transfers under the dollar cost averaging program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI.

LOANS

     While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See "Federal Tax Consequences."

LOAN CONDITIONS:

- You may take a loan against the Policy for amounts up to the Surrender Value minus loan interest you would have to pay by the next Policy anniversary date.

- To secure the loan, we transfer an amount equal to the loan from the variable account and fixed account to the loan account, which is a part of our general account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

- Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different from the fixed account.

- We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See "Other Policy Information - When We Make Payments."

- We charge you interest on your loan. During the first fourteen Policy years, the current loan interest rate is 4.5%, with a maximum loan interest rate of 8% per year, compounded annually, on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. We may change the interest rate, but we will notify you of any increase in loan interest at least 30 days before the new rate becomes effective. Interest is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly.

- You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. LOAN REPAYMENTS MUST BE AT LEAST $25, AND MUST BE CLEARLY MARKED AS "LOAN REPAYMENTS" OR THEY WILL BE CREDITED AS PREMIUMS.

- Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation instructions.

- We deduct any unpaid loan amount and any interest you owe, from the Surrender Value and from the death benefit proceeds payable on the insured's death.

- If any unpaid loan amount plus any interest you owe equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See "Policy Lapse."

                             EFFECTS OF POLICY LOANS

     RISK OF POLICY LAPSE. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any loan amounts (including any interest you owe) from the proceeds payable upon the death of the insured and from the Surrender Value. Repaying the loan causes the death benefit proceeds and Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will lapse.

     RISK OF INVESTMENT PERFORMANCE. As long as a loan is outstanding, we hold an amount equal to the loan amount in the loan account. The amount in the loan account is not affected by the variable account's investment performance and may not be credited with the same interest rates currently accruing on the fixed account. Amounts transferred from the variable account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.

     TAX RISKS. A Policy loan may also have possible adverse tax consequences. See "Federal Income Tax Considerations." In addition, the tax consequences of a Policy loan after the fourteenth Policy year are uncertain. You should consult a tax adviser before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

                                      LAPSE

     The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

     - Your Policy's Surrender Value becomes zero, and total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums required under the Policy; or

     - The total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, but the Contract Value, minus outstanding loan amount and any interest you would owe if you surrendered the Policy, is too low to pay the entire monthly deduction when due.

     Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

     1. the Surrender Value must exceed zero, after deducting all due and unpaid monthly deductions; OR

     2. total premiums paid minus withdrawals (not including surrender charges and processing fees) must exceed cumulative minimum premiums, AND the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrendered the Policy, must exceed zero, after deducting all due and unpaid monthly deductions.

     If your Policy enters into a grace period, we will mail a notice to your last known address or to any assignee of record. We will mail the notice at least 31 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

                                  REINSTATEMENT

     We will consider reinstating a lapsed Policy within three years after the Policy enters a grace period that ends with a lapse (and prior to the maturity date).

     AUTOMATIC REINSTATEMENT PERIOD. If you pay sufficient premium during the Automatic Reinstatement Period, we may automatically reinstate your Policy without requiring additional underwriting and proof of insurability. The Automatic Reinstatement Period lasts for a short period of time after the end of the grace period. We do not guarantee that we will allow a period of Automatic Reinstatement.

     AFTER THE AUTOMATIC REINSTATEMENT PERIOD. If the Automatic Reinstatement Period has ended, you must do the following to reinstate the Policy:

     -    complete a reinstatement application;

     - pay the unpaid monthly deductions due during the last expired grace period;

     - pay premium sufficient to keep the Policy in force for three months after the date of reinstatement; and

     - repay the entire Policy loan amount (including any interest you owed) that existed at the date of termination of coverage.

You must also provide evidence of insurability if any of the following apply to you:

     -    your Policy lapsed more than a year ago;

     -    your Policy is rated;

     -    your Policy's face amount is over $500,000;

     - the insured has gained or lost a significant amount of weight since your initial application;

     - there has been a significant change in the insured's medical condition since your initial application;

     -    the insured is employed in an occupation we consider hazardous; or

     -    the insured participates in activities we consider hazardous.

     We will not reinstate any indebtedness unless required by state law. Your Contract Value on the reinstatement date will equal the premiums paid at reinstatement, less the Policy loan repayment, times the percent of premium factor, minus all unpaid monthly deductions due during the last expired grace period, minus an additional monthly deduction due at the time of reinstatement. The surrender charges will still apply and will be calculated based on the original issue date of the Policy. The reinstatement date for your Policy will be the monthly due date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date, except that the suicide provision will not apply after age 100.

     We will not consider your request for reinstatement unless you have paid sufficient premiums and provided the requested evidence of insurability. Until we have received all required premiums and evidence of insurability, we will hold your premiums in our Reinstatement Suspense Account. If your reinstatement premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain lapsed until you send in the required items and we approve your application. After we have held your reinstatement premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement premiums to you and you will be required to re-apply for reinstatement of your Policy.

     We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Surrender Value.

FEDERAL TAX CONSIDERATIONS

     The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

                            TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special premium class basis, and particularly if the full amount of premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying portfolio assets of the variable account.

     In addition, the Tax Code requires that the investments of the variable account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

                        TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy generally should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax adviser on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Tax Code, certain life insurance contracts are classified as "Modified Endowment Contracts," ("MEC") with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits.

A current or prospective Policy owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

     Upon issue of your Policy, we will notify you if your Policy is classified as a MEC based on the initial premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

     DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

     DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans after the fourteenth Policy year is less clear; you should consult a tax adviser about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. In addition, the tax consequences associated with Policy loans after the fourteenth Policy year are unclear. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.





     OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy after the insured reaches age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in-force after the insured reaches age
100. IT IS POSSIBLE THAT THE INTERNAL REVENUE SERVICE MIGHT TAX YOU AS THOUGH YOU HAVE SURRENDERED THE POLICY WHEN THE INSURED REACHES AGE 100, EVEN IF YOU KEEP THE POLICY IN FORCE. THIS COULD POTENTIALLY RESULT IN A VERY LARGE TAX LIABILITY FOR YOU. THE TAX LIABILITY MIGHT BE MUCH LARGER THAN THE SURRENDER VALUE OF THIS POLICY.

     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

     NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

     SPLIT-DOLLAR ARRANGEMENTS. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


     In addition, the IRS and Treasury have issued guidance relating to split dollar insurance arrangements that significantly affects the tax treatment of such arrangements. This guidance affects all split dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner's estate for purposes of Federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner's estate upon the owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, Tax Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact a permanent repeal between now and then.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.


     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified tax adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     ACCELERATED DEATH BENEFIT. The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

     ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy owner is subject to that tax.


     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.



     FOREIGN TAX CREDITS. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.


     POSSIBLE TAX LAW CHANGES. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

ADDITIONAL INFORMATION

                          DISTRIBUTION OF THE POLICIES

     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. We have entered into a distribution agreement with Farmers Financial Solutions, LLC ("FFS"), our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS is affiliated with Farmers through Farmers' parent that provides management-related services to the parent companies of FFS. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions).

     COMPENSATION TO BROKER-DEALERS SELLING THE POLICIES. We pay commissions to FFS for sales of the Policies by FFS' sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 70% of premiums up to a target premium set by Farmers (we may pay additional amounts) and 5% of premium in excess of the target premium in the first year. In renewal years two through ten, the commission is not expected to exceed 7% of premiums paid up to the target premium each year and 5% of premiums in excess of the target premium. After year 10, the commission is not expected to exceed 0.185% of the Policy's Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

     SPECIAL COMPENSATION PAID TO FFS. We pay for FFS' operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS' sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

     FFS' sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements. On average, cash production incentive bonuses equate to 12% of first year premiums up to a target premium set by Farmers.

     In addition, FFS' sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation items. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS' sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

     EXCLUSIVE ACCESS TO FFS' DISTRIBUTION NETWORK. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS' distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

     The prospect of receiving, or the actual receipt of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

     ASK YOUR SALES REPRESENTATIVE FOR FURTHER INFORMATION ABOUT THE COMPENSATION YOUR SALES REPRESENTATIVE AND FFS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A POLICY. ALSO INQUIRE ABOUT ANY REVENUE SHARING ARRANGEMENTS THAT WE MAY HAVE WITH FFS, INCLUDING THE CONFLICTS OF INTEREST THAT SUCH ARRANGEMENTS MAY CREATE.

     Commissions and other incentives or payments described above are not charged directly to Policy owners or the variable account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

     You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policy.

                                LEGAL PROCEEDINGS

     Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the variable account, on FFS' ability to perform under its principal underwriting agreement, or on Farmers' ability to meet its obligations under the Policy.

                              FINANCIAL STATEMENTS

     Our audited financial statements and the audited financial statements of the variable account are contained in the SAI. Our audited financial statements should be distinguished from the variable account's audited financial statements and you should consider our audited financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements and/or the SAI, please call or write to us at our Service Center.

TABLE OF CONTENTS FOR THE SAI


                                                                            Page
                                                                            ----
GLOSSARY..................................................................    2

GENERAL PROVISIONS........................................................    5
   The Policy.............................................................    5
   Our Right to Contest the Policy........................................    5
   Suicide Exclusion......................................................    5
   Misstatement of Age or Sex.............................................    5
   Addition, Deletion or Substitution of Investments......................    6
   Resolving Material Conflicts...........................................    6

ADDITIONAL INFORMATION....................................................    6
   Changing Death Benefit Options.........................................    6
   Payment Options........................................................    7
   Dollar Cost Averaging..................................................    8
   Automatic Asset Rebalancing Program....................................    9
   Subaccount Unit Value..................................................   10
   Net Investment Factor..................................................   10
   Additional Information about Farmers and the Variable Account..........   11
   Third Party Administration Agreement...................................   11
   Distribution of the Policies...........................................   11
   Reports to Owners......................................................   12
   Records................................................................   13
   Legal Matters..........................................................   13
   Experts................................................................   13
   Other Information......................................................   13

FINANCIAL STATEMENTS......................................................   13

INDEX TO FINANCIAL STATEMENTS.............................................   F-1

GLOSSARY

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

ATTAINED AGE

The insured's age on the issue date plus the number of years completed since the issue date.

BENEFICIARY

The person(s) you select to receive the death benefit from this Policy.

BUSINESS DAY/VALUATION DAY

Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term "business day" in this prospectus, it has the same meaning as the term "valuation day" found in the Policy.

CASH VALUE

The Contract Value minus any applicable surrender charge.

COMPANY (WE, US, OUR, FARMERS, FNWL)

Farmers New World Life Insurance Company

CONTRACT VALUE

The sum of the values you have in the variable account and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

CUMULATIVE MINIMUM PREMIUMS

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

DEATH BENEFIT PROCEEDS

The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

FIXED ACCOUNT

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE

The portion of your Contract Value allocated to the fixed account.

FUNDS

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT

The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

INITIAL PREMIUM

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

INSURED

The person whose life is insured by this Policy.

ISSUE AGE

The insured's age as of the last birthday before the issue date.

ISSUE DATE

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract

Value remains allocated to the fixed account until the reallocation date.

LAPSE

When life insurance coverage ends because you do not have enough cash value to pay the monthly deduction and any outstanding loan amount (including any interest you owe on the loan(s)), and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount, including any interest you owe) is too low to pay the entire monthly deduction due.

LOAN AMOUNT

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

MATURITY DATE

The Policy anniversary when the insured reaches age 110 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

MONTHLY DEDUCTION

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the cost of any riders, and any flat extra charge for a special premium class.

MONTHLY DUE DATE

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

NYSE

The New York Stock Exchange

PERCENT OF PREMIUM FACTOR

The factor (currently 96.5%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.

PORTFOLIO

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS

A classification that affects the cost of insurance rate and the premium required to insure an individual.

PREMIUMS

All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

PRINCIPAL SUM

The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

REALLOCATION DATE

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

RECORD DATE

The date we record your Policy in our books as an in force policy.

RIGHT-TO-EXAMINE PERIOD

The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

SERVICE CENTER

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

SUBACCOUNT

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER

The termination of the Policy at the option of the owner.

SURRENDER VALUE

The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (and any interest you owe on the loan(s)).

TAX CODE

The Internal Revenue Code of 1986, as amended.

VALUATION PERIOD

The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

VARIABLE ACCOUNT

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

VARIABLE ACCOUNT VALUE

The portion of your Contract Value that is allocated to the subaccounts of the variable account.

WRITTEN NOTICE

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept,
(2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

YOU (YOUR, OWNER)

The person entitled to exercise all rights as owner under the Policy.

APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES

               GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
                      Male Non-Nicotine (Issue Ages 21-80)*
                       Per $1000 of Risk Insurance Amount

           Cost of              Cost of              Cost of              Cost of              Cost of              Cost of
Attained  Insurance  Attained  Insurance  Attained  Insurance  Attained  Insurance  Attained  Insurance  Attained  Insurance
   Age       Rate       Age       Rate       Age       Rate       Age       Rate       Age       Rate       Age       Rate
--------  ---------  --------  ---------  --------  ---------  --------  ---------  --------  ---------  --------  ---------
   21      0.13788      35      0.14370      49      0.39205      62      1.35058      75       5.13652      88     16.39051
   22      0.13539      36      0.15117      50      0.42611      63      1.50009      76       5.66811      89     17.59988
   23      0.13207      37      0.16114      51      0.46514      64      1.66621      77       6.22379      90     18.85909
   24      0.12875      38      0.17194      52      0.51000      65      1.84812      78       6.80688      91     20.19721
   25      0.12459      39      0.18357      53      0.56150      66      2.04497      79       7.43566      92     21.66408
   26      0.12210      40      0.19769      54      0.61881      67      2.25096      80       8.13005      93     23.40255
   27      0.12044      41      0.21264      55      0.68276      68      2.48520      81       8.90834      94     25.73492
   28      0.11961      42      0.22842      56      0.75254      69      2.73937      82       9.78630      95     29.22599
   29      0.11961      43      0.24586      57      0.82646      70      3.02676      83      10.75978      96     34.96802
   30      0.12044      44      0.26497      58      0.90869      71      3.35485      84      11.80967      97     44.93622
   31      0.12293      45      0.28656      59      1.00089      72      3.73361      85      12.91190      98     61.89321
   32      0.12625      46      0.30982      60      1.10389      73      4.16221      86      14.05233      99     83.06141
   33      0.13124      47      0.33474      61      1.21851      74      4.63317      87      15.21353   100-109    0.00000
   34      0.13705      48      0.36215

* Different rates apply for male nicotine users, all females, and all juveniles (issue ages 0-20).

     If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special premium class rating factor shown on the Policy Specifications page.

     The rates shown above are for the base Policy only. Separate maximum charges apply to each rider.

APPENDIX B - TABLE OF SURRENDER CHARGE FACTORS

                        TABLE OF SURRENDER CHARGE FACTORS
                    Male Non-Nicotine (Preferred & Standard)
           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                                    15 or
 Age      0       1       2       3       4       5       6       7       8      9     10     11     12     13     14     more
-----   -----   -----   -----   -----   -----   -----   -----   -----   ----   ----   ----   ----   ----   ----   ----   -----
  21     5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09   3.51   2.92   2.34   1.75   1.17   0.58   0.00    0.00
  22     5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09   3.51   2.92   2.34   1.75   1.17   0.58   0.00    0.00
  23     5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09   3.51   2.92   2.34   1.75   1.17   0.58   0.00    0.00
  24     5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09   3.51   2.92   2.34   1.75   1.17   0.58   0.00    0.00
  25     5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09   3.51   2.92   2.34   1.75   1.17   0.58   0.00    0.00
  26     5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09   3.51   2.92   2.34   1.75   1.17   0.58   0.00    0.00
  27     5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09   3.51   2.92   2.34   1.75   1.17   0.58   0.00    0.00
  28     5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09   3.51   2.92   2.34   1.75   1.17   0.58   0.00    0.00
  29     5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09   3.51   2.92   2.34   1.75   1.17   0.58   0.00    0.00
  30     5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09   3.51   2.92   2.34   1.75   1.17   0.58   0.00    0.00
  31     5.91    5.91    5.91    5.91    5.91    5.32    4.73    4.14   3.55   2.96   2.36   1.77   1.18   0.59   0.00    0.00
  32     5.98    5.98    5.98    5.98    5.98    5.38    4.78    4.19   3.59   2.99   2.39   1.79   1.20   0.60   0.00    0.00
  33     6.01    6.01    6.01    6.01    6.01    5.41    4.81    4.21   3.61   3.01   2.41   1.80   1.20   0.60   0.00    0.00
  34     6.11    6.11    6.11    6.11    6.11    5.50    4.89    4.28   3.67   3.06   2.45   1.83   1.22   0.61   0.00    0.00
  35     6.18    6.18    6.18    6.18    6.18    5.56    4.94    4.33   3.71   3.09   2.47   1.85   1.24   0.62   0.00    0.00
  36     6.28    6.28    6.28    6.28    6.28    5.66    5.03    4.40   3.77   3.14   2.51   1.89   1.26   0.63   0.00    0.00
  37     6.32    6.32    6.32    6.32    6.32    5.68    5.05    4.42   3.79   3.16   2.53   1.89   1.26   0.63   0.00    0.00
  38     6.42    6.42    6.42    6.42    6.42    5.78    5.13    4.49   3.85   3.21   2.57   1.93   1.28   0.64   0.00    0.00
  39     6.52    6.52    6.52    6.52    6.52    5.87    5.22    4.56   3.91   3.26   2.61   1.96   1.30   0.65   0.00    0.00
  40     6.62    6.62    6.62    6.62    6.62    5.96    5.30    4.63   3.97   3.31   2.65   1.99   1.32   0.66   0.00    0.00
  41     6.76    6.76    6.76    6.76    6.76    6.08    5.40    4.73   4.05   3.38   2.70   2.03   1.35   0.68   0.00    0.00
  42     6.82    6.82    6.82    6.82    6.82    6.14    5.46    4.78   4.09   3.41   2.73   2.05   1.36   0.68   0.00    0.00
  43     6.99    6.99    6.99    6.99    6.99    6.29    5.59    4.89   4.19   3.50   2.80   2.10   1.40   0.70   0.00    0.00
  44     7.13    7.13    7.13    7.13    7.13    6.41    5.70    4.99   4.28   3.56   2.85   2.14   1.43   0.71   0.00    0.00
  45     7.30    7.30    7.30    7.30    7.30    6.57    5.84    5.11   4.38   3.65   2.92   2.19   1.46   0.73   0.00    0.00
  46     7.46    7.46    7.46    7.46    7.46    6.72    5.97    5.23   4.48   3.73   2.99   2.24   1.49   0.75   0.00    0.00
  47     7.67    7.67    7.67    7.67    7.67    6.90    6.13    5.37   4.60   3.83   3.07   2.30   1.53   0.77   0.00    0.00
  48     7.87    7.87    7.87    7.87    7.87    7.08    6.30    5.51   4.72   3.93   3.15   2.36   1.57   0.79   0.00    0.00
  49     8.14    8.14    8.14    8.14    8.14    7.33    6.51    5.70   4.88   4.07   3.26   2.44   1.63   0.81   0.00    0.00
  50     8.38    8.38    8.38    8.38    8.38    7.54    6.70    5.86   5.03   4.19   3.35   2.51   1.68   0.84   0.00    0.00
  51     8.65    8.65    8.65    8.65    8.65    7.78    6.92    6.05   5.19   4.32   3.46   2.59   1.73   0.86   0.00    0.00
  52     8.95    8.95    8.95    8.95    8.95    8.05    7.16    6.26   5.37   4.47   3.58   2.68   1.79   0.89   0.00    0.00
  53     9.29    9.29    9.29    9.29    9.29    8.36    7.43    6.50   5.57   4.64   3.71   2.79   1.86   0.93   0.00    0.00
  54     9.62    9.62    9.62    9.62    9.62    8.66    7.70    6.74   5.77   4.81   3.85   2.89   1.92   0.96   0.00    0.00
  55    10.06   10.06   10.06   10.06   10.06    9.06    8.05    7.04   6.04   5.03   4.03   3.02   2.01   1.01   0.00    0.00
  56    10.47   10.47   10.47   10.47   10.47    9.42    8.37    7.33   6.28   5.23   4.19   3.14   2.09   1.05   0.00    0.00
  57    10.91   10.91   10.91   10.91   10.91    9.82    8.72    7.63   6.54   5.45   4.36   3.27   2.18   1.09   0.00    0.00
  58    11.41   11.41   11.41   11.41   11.41   10.27    9.13    7.99   6.85   5.71   4.57   3.42   2.28   1.14   0.00    0.00
  59    11.99   11.99   11.99   11.99   11.99   10.79    9.59    8.39   7.19   5.99   4.79   3.60   2.40   1.20   0.00    0.00
  60    12.56   12.56   12.56   12.56   12.56   11.30   10.05    8.79   7.54   6.28   5.02   3.77   2.51   1.26   0.00    0.00
  61    13.17   13.17   13.17   13.17   13.17   11.85   10.53    9.22   7.90   6.58   5.27   3.95   2.63   1.32   0.00    0.00
  62    13.88   13.88   13.88   13.88   13.88   12.49   11.10    9.71   8.33   6.94   5.55   4.16   2.78   1.39   0.00    0.00
  63    14.62   14.62   14.62   14.62   14.62   13.16   11.70   10.23   8.77   7.31   5.85   4.39   2.92   1.46   0.00    0.00
  64    15.43   15.43   15.43   15.43   15.43   13.89   12.34   10.80   9.26   7.71   6.17   4.63   3.09   1.54   0.00    0.00
  65    16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38   9.75   8.13   6.50   4.88   3.25   1.63   0.00    0.00
  66    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  67    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  68    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  69    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  70    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  71    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  72    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  73    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  74    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  75    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  76    17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                    Male Non-Nicotine (Preferred & Standard)
           Number of Full Policy Years Completed Since the Issue Date

                                                                                                            15 or
Issue Age    0      1      2      3      4      5      6      7     8     9    10    11    12    13    14    more
---------  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  ----  -----
    77     17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00  0.00
    78     17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00  0.00
    79     17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00  0.00
    80     17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00  0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                   Female Non-Nicotine (Preferred & Standard)
           Number of Full Policy Years Completed Since the Issue Date

                                                                                                            15 or
Issue Age    0      1      2      3      4      5      6      7     8     9    10    11    12    13    14    more
---------  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  ----  -----
    21      5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
    22      5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
    23      5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
    24      5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
    25      5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
    26      5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
    27      5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
    28      5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
    29      5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
    30      5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
    31      5.78   5.78   5.78   5.78   5.78   5.20   4.62  4.04  3.47  2.89  2.31  1.73  1.16  0.58  0.00   0.00
    32      5.81   5.81   5.81   5.81   5.81   5.23   4.65  4.07  3.49  2.91  2.32  1.74  1.16  0.58  0.00   0.00
    33      5.84   5.84   5.84   5.84   5.84   5.26   4.68  4.09  3.51  2.92  2.34  1.75  1.17  0.58  0.00   0.00
    34      5.91   5.91   5.91   5.91   5.91   5.32   4.73  4.14  3.55  2.96  2.36  1.77  1.18  0.59  0.00   0.00
    35      5.95   5.95   5.95   5.95   5.95   5.35   4.76  4.16  3.57  2.97  2.38  1.78  1.19  0.59  0.00   0.00
    36      5.98   5.98   5.98   5.98   5.98   5.38   4.78  4.19  3.59  2.99  2.39  1.79  1.20  0.60  0.00   0.00
    37      6.08   6.08   6.08   6.08   6.08   5.47   4.86  4.26  3.65  3.04  2.43  1.82  1.22  0.61  0.00   0.00
    38      6.11   6.11   6.11   6.11   6.11   5.50   4.89  4.28  3.67  3.06  2.45  1.83  1.22  0.61  0.00   0.00
    39      6.18   6.18   6.18   6.18   6.18   5.56   4.94  4.33  3.71  3.09  2.47  1.85  1.24  0.62  0.00   0.00
    40      6.28   6.28   6.28   6.28   6.28   5.66   5.03  4.40  3.77  3.14  2.51  1.89  1.26  0.63  0.00   0.00
    41      6.35   6.35   6.35   6.35   6.35   5.72   5.08  4.45  3.81  3.18  2.54  1.91  1.27  0.64  0.00   0.00
    42      6.42   6.42   6.42   6.42   6.42   5.78   5.13  4.49  3.85  3.21  2.57  1.93  1.28  0.64  0.00   0.00
    43      6.49   6.49   6.49   6.49   6.49   5.84   5.19  4.54  3.89  3.24  2.59  1.95  1.30  0.65  0.00   0.00
    44      6.62   6.62   6.62   6.62   6.62   5.96   5.30  4.63  3.97  3.31  2.65  1.99  1.32  0.66  0.00   0.00
    45      6.69   6.69   6.69   6.69   6.69   6.02   5.35  4.68  4.01  3.34  2.68  2.01  1.34  0.67  0.00   0.00
    46      6.82   6.82   6.82   6.82   6.82   6.14   5.46  4.78  4.09  3.41  2.73  2.05  1.36  0.68  0.00   0.00
    47      6.92   6.92   6.92   6.92   6.92   6.23   5.54  4.85  4.15  3.46  2.77  2.08  1.38  0.69  0.00   0.00
    48      7.09   7.09   7.09   7.09   7.09   6.38   5.67  4.97  4.26  3.55  2.84  2.13  1.42  0.71  0.00   0.00
    49      7.19   7.19   7.19   7.19   7.19   6.47   5.76  5.04  4.32  3.60  2.88  2.16  1.44  0.72  0.00   0.00
    50      7.36   7.36   7.36   7.36   7.36   6.63   5.89  5.15  4.42  3.68  2.95  2.21  1.47  0.74  0.00   0.00
    51      7.53   7.53   7.53   7.53   7.53   6.78   6.02  5.27  4.52  3.77  3.01  2.26  1.51  0.75  0.00   0.00
    52      7.70   7.70   7.70   7.70   7.70   6.93   6.16  5.39  4.62  3.85  3.08  2.31  1.54  0.77  0.00   0.00
    53      7.90   7.90   7.90   7.90   7.90   7.11   6.32  5.53  4.74  3.95  3.16  2.37  1.58  0.79  0.00   0.00
    54      8.14   8.14   8.14   8.14   8.14   7.33   6.51  5.70  4.88  4.07  3.26  2.44  1.63  0.81  0.00   0.00
    55      8.38   8.38   8.38   8.38   8.38   7.54   6.70  5.86  5.03  4.19  3.35  2.51  1.68  0.84  0.00   0.00
    56      8.58   8.58   8.58   8.58   8.58   7.72   6.86  6.01  5.15  4.29  3.43  2.57  1.72  0.86  0.00   0.00
    57      8.88   8.88   8.88   8.88   8.88   7.99   7.10  6.22  5.33  4.44  3.55  2.66  1.78  0.89  0.00   0.00
    58      9.12   9.12   9.12   9.12   9.12   8.21   7.29  6.38  5.47  4.56  3.65  2.74  1.82  0.91  0.00   0.00
    59      9.46   9.46   9.46   9.46   9.46   8.51   7.56  6.62  5.67  4.73  3.78  2.84  1.89  0.95  0.00   0.00
    60      9.79   9.79   9.79   9.79   9.79   8.81   7.83  6.86  5.88  4.90  3.92  2.94  1.96  0.98  0.00   0.00
    61     10.10  10.10  10.10  10.10  10.10   9.09   8.08  7.07  6.06  5.05  4.04  3.03  2.02  1.01  0.00   0.00
    62     10.40  10.40  10.40  10.40  10.40   9.36   8.32  7.28  6.24  5.20  4.16  3.12  2.08  1.04  0.00   0.00
    63     10.77  10.77  10.77  10.77  10.77   9.69   8.62  7.54  6.46  5.39  4.31  3.23  2.15  1.08  0.00   0.00
    64     11.14  11.14  11.14  11.14  11.14  10.03   8.91  7.80  6.69  5.57  4.46  3.34  2.23  1.11  0.00   0.00
    65     11.58  11.58  11.58  11.58  11.58  10.42   9.26  8.11  6.95  5.79  4.63  3.47  2.32  1.16  0.00   0.00
    66     12.91  12.91  12.91  11.62  10.33   9.04   7.75  6.46  5.16  3.87  2.58  1.94  1.29  0.65  0.00   0.00
    67     13.66  13.66  13.66  12.30  10.93   9.56   8.20  6.83  5.46  4.10  2.73  2.05  1.37  0.68  0.00   0.00
    68     14.41  14.41  14.41  12.97  11.53  10.09   8.65  7.21  5.76  4.32  2.88  2.16  1.44  0.72  0.00   0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                   Female Non-Nicotine (Preferred & Standard)
           Number of Full Policy Years Completed Since the Issue Date

                                                                                                            15 or
Issue Age    0      1      2      3      4      5      6      7     8     9    10    11    12    13    14    more
---------  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  ----  -----
   69      15.28  15.28  15.28  13.75  12.22  10.69   9.17  7.64  6.11  4.58  3.06  2.29  1.53  0.76  0.00   0.00
   70      16.21  16.21  16.21  14.59  12.97  11.35   9.73  8.11  6.48  4.86  3.24  2.43  1.62  0.81  0.00   0.00
   71      17.41  17.41  17.41  15.67  13.93  12.19  10.45  8.71  6.96  5.22  3.48  2.61  1.74  0.87  0.00   0.00
   72      17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
   73      17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
   74      17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
   75      17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
   76      17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
   77      17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
   78      17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
   79      17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
   80      17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                                  Male Nicotine
           Number of Full Policy Years Completed Since the Issue Date

                                                                                                            15 or
Issue Age    0      1      2      3      4      5      6      7     8     9    10    11    12    13    14    more
---------  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  ----  -----
    0       5.36   5.36   5.36   5.36   5.36   4.82   4.29  3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
    1       5.36   5.36   5.36   5.36   5.36   4.82   4.29  3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
    2       5.36   5.36   5.36   5.36   5.36   4.82   4.29  3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
    3       5.36   5.36   5.36   5.36   5.36   4.82   4.29  3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
    4       5.36   5.36   5.36   5.36   5.36   4.82   4.29  3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
    5       5.36   5.36   5.36   5.36   5.36   4.82   4.29  3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
    6       5.36   5.36   5.36   5.36   5.36   4.82   4.29  3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
    7       5.36   5.36   5.36   5.36   5.36   4.82   4.29  3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
    8       5.36   5.36   5.36   5.36   5.36   4.82   4.29  3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
    9       5.36   5.36   5.36   5.36   5.36   4.82   4.29  3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
    10      5.36   5.36   5.36   5.36   5.36   4.82   4.29  3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
    11      5.38   5.38   5.38   5.38   5.38   4.85   4.31  3.77  3.23  2.69  2.15  1.62  1.08  0.54  0.00   0.00
    12      5.43   5.43   5.43   5.43   5.43   4.89   4.34  3.80  3.26  2.71  2.17  1.63  1.09  0.54  0.00   0.00
    13      5.50   5.50   5.50   5.50   5.50   4.95   4.40  3.85  3.30  2.75  2.20  1.65  1.10  0.55  0.00   0.00
    14      5.56   5.56   5.56   5.56   5.56   5.01   4.45  3.89  3.34  2.78  2.23  1.67  1.11  0.56  0.00   0.00
    15      5.84   5.84   5.84   5.84   5.84   5.26   4.68  4.09  3.51  2.92  2.34  1.75  1.17  0.58  0.00   0.00
    16      5.88   5.88   5.88   5.88   5.88   5.29   4.70  4.12  3.53  2.94  2.35  1.76  1.18  0.59  0.00   0.00
    17      5.90   5.90   5.90   5.90   5.90   5.31   4.72  4.13  3.54  2.95  2.36  1.77  1.18  0.59  0.00   0.00
    18      5.93   5.93   5.93   5.93   5.93   5.34   4.75  4.15  3.56  2.97  2.37  1.78  1.19  0.59  0.00   0.00
    19      5.96   5.96   5.96   5.96   5.96   5.36   4.76  4.17  3.57  2.98  2.38  1.79  1.19  0.60  0.00   0.00
    20      5.99   5.99   5.99   5.99   5.99   5.39   4.79  4.19  3.59  3.00  2.40  1.80  1.20  0.60  0.00   0.00
    21      6.01   6.01   6.01   6.01   6.01   5.41   4.81  4.21  3.61  3.01  2.41  1.80  1.20  0.60  0.00   0.00
    22      6.05   6.05   6.05   6.05   6.05   5.44   4.84  4.23  3.63  3.02  2.42  1.81  1.21  0.60  0.00   0.00
    23      6.07   6.07   6.07   6.07   6.07   5.46   4.86  4.25  3.64  3.03  2.43  1.82  1.21  0.61  0.00   0.00
    24      6.10   6.10   6.10   6.10   6.10   5.49   4.88  4.27  3.66  3.05  2.44  1.83  1.22  0.61  0.00   0.00
    25      6.13   6.13   6.13   6.13   6.13   5.51   4.90  4.29  3.68  3.06  2.45  1.84  1.23  0.61  0.00   0.00
    26      6.15   6.15   6.15   6.15   6.15   5.53   4.92  4.30  3.69  3.07  2.46  1.84  1.23  0.61  0.00   0.00
    27      6.18   6.18   6.18   6.18   6.18   5.56   4.94  4.33  3.71  3.09  2.47  1.85  1.24  0.62  0.00   0.00
    28      6.20   6.20   6.20   6.20   6.20   5.58   4.96  4.34  3.72  3.10  2.48  1.86  1.24  0.62  0.00   0.00
    29      6.24   6.24   6.24   6.24   6.24   5.61   4.99  4.37  3.74  3.12  2.50  1.87  1.25  0.62  0.00   0.00
    30      6.26   6.26   6.26   6.26   6.26   5.63   5.01  4.38  3.76  3.13  2.50  1.88  1.25  0.63  0.00   0.00
    31      6.40   6.40   6.40   6.40   6.40   5.76   5.12  4.48  3.84  3.20  2.56  1.92  1.28  0.64  0.00   0.00
    32      6.53   6.53   6.53   6.53   6.53   5.88   5.22  4.57  3.92  3.27  2.61  1.96  1.31  0.65  0.00   0.00
    33      6.62   6.62   6.62   6.62   6.62   5.96   5.30  4.63  3.97  3.31  2.65  1.99  1.32  0.66  0.00   0.00
    34      6.82   6.82   6.82   6.82   6.82   6.14   5.46  4.78  4.09  3.41  2.73  2.05  1.36  0.68  0.00   0.00
    35      6.97   6.97   6.97   6.97   6.97   6.27   5.58  4.88  4.18  3.48  2.79  2.09  1.39  0.70  0.00   0.00
    36      7.18   7.18   7.18   7.18   7.18   6.47   5.75  5.03  4.31  3.59  2.87  2.16  1.44  0.72  0.00   0.00
    37      7.28   7.28   7.28   7.28   7.28   6.56   5.83  5.10  4.37  3.64  2.91  2.19  1.46  0.73  0.00   0.00
    38      7.51   7.51   7.51   7.51   7.51   6.76   6.01  5.26  4.51  3.75  3.00  2.25  1.50  0.75  0.00   0.00
    39      7.73   7.73   7.73   7.73   7.73   6.96   6.19  5.41  4.64  3.87  3.09  2.32  1.55  0.77  0.00   0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                                  Male Nicotine
           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                    15 or
 Age     0      1      2      3      4      5      6      7      8     9    10    11    12    13    14    more
-----  -----  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  -----
  40    7.97   7.97   7.97   7.97   7.97   7.17   6.38   5.58  4.78  3.99  3.19  2.39  1.59  0.80  0.00   0.00
  41    8.27   8.27   8.27   8.27   8.27   7.45   6.62   5.79  4.96  4.14  3.31  2.48  1.65  0.83  0.00   0.00
  42    8.47   8.47   8.47   8.47   8.47   7.62   6.77   5.93  5.08  4.23  3.39  2.54  1.69  0.85  0.00   0.00
  43    8.85   8.85   8.85   8.85   8.85   7.96   7.08   6.19  5.31  4.42  3.54  2.65  1.77  0.88  0.00   0.00
  44    9.19   9.19   9.19   9.19   9.19   8.27   7.35   6.43  5.51  4.59  3.67  2.76  1.84  0.92  0.00   0.00
  45    9.59   9.59   9.59   9.59   9.59   8.63   7.67   6.71  5.75  4.80  3.84  2.88  1.92  0.96  0.00   0.00
  46    9.85   9.85   9.85   9.85   9.85   8.86   7.88   6.89  5.91  4.92  3.94  2.95  1.97  0.98  0.00   0.00
  47   10.15  10.15  10.15  10.15  10.15   9.14   8.12   7.11  6.09  5.08  4.06  3.05  2.03  1.02  0.00   0.00
  48   10.46  10.46  10.46  10.46  10.46   9.41   8.36   7.32  6.27  5.23  4.18  3.14  2.09  1.05  0.00   0.00
  49   10.86  10.86  10.86  10.86  10.86   9.77   8.69   7.60  6.52  5.43  4.34  3.26  2.17  1.09  0.00   0.00
  50   11.19  11.19  11.19  11.19  11.19  10.07   8.95   7.83  6.71  5.59  4.48  3.36  2.24  1.12  0.00   0.00
  51   11.56  11.56  11.56  11.56  11.56  10.40   9.25   8.09  6.94  5.78  4.62  3.47  2.31  1.16  0.00   0.00
  52   11.98  11.98  11.98  11.98  11.98  10.78   9.58   8.38  7.19  5.99  4.79  3.59  2.40  1.20  0.00   0.00
  53   12.43  12.43  12.43  12.43  12.43  11.18   9.94   8.70  7.46  6.21  4.97  3.73  2.49  1.24  0.00   0.00
  54   12.86  12.86  12.86  12.86  12.86  11.58  10.29   9.01  7.72  6.43  5.15  3.86  2.57  1.29  0.00   0.00
  55   13.44  13.44  13.44  13.44  13.44  12.09  10.75   9.41  8.06  6.72  5.38  4.03  2.69  1.34  0.00   0.00
  56   13.93  13.93  13.93  13.93  13.93  12.54  11.15   9.75  8.36  6.97  5.57  4.18  2.79  1.39  0.00   0.00
  57   14.45  14.45  14.45  14.45  14.45  13.01  11.56  10.12  8.67  7.23  5.78  4.34  2.89  1.45  0.00   0.00
  58   15.04  15.04  15.04  15.04  15.04  13.54  12.03  10.53  9.03  7.52  6.02  4.51  3.01  1.50  0.00   0.00
  59   15.71  15.71  15.71  15.71  15.71  14.14  12.57  11.00  9.43  7.86  6.28  4.71  3.14  1.57  0.00   0.00
  60   16.25  16.25  16.25  16.25  16.25  14.63  13.00  11.38  9.75  8.13  6.50  4.88  3.25  1.63  0.00   0.00
  61   16.25  16.25  16.25  16.25  16.25  14.63  13.00  11.38  9.75  8.13  6.50  4.88  3.25  1.63  0.00   0.00
  62   16.25  16.25  16.25  16.25  16.25  14.63  13.00  11.38  9.75  8.13  6.50  4.88  3.25  1.63  0.00   0.00
  63   16.25  16.25  16.25  16.25  16.25  14.63  13.00  11.38  9.75  8.13  6.50  4.88  3.25  1.63  0.00   0.00
  64   16.25  16.25  16.25  16.25  16.25  14.63  13.00  11.38  9.75  8.13  6.50  4.88  3.25  1.63  0.00   0.00
  65   16.25  16.25  16.25  16.25  16.25  14.63  13.00  11.38  9.75  8.13  6.50  4.88  3.25  1.63  0.00   0.00
  66   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  67   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  68   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  69   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  70   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  71   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  72   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  73   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  74   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  75   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  76   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  77   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  78   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  79   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  80   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                                 Female Nicotine
           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                    15 or
 Age     0      1      2      3      4      5      6      7      8     9    10    11    12    13    14    more
-----  -----  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  -----
   0    5.32   5.32   5.32   5.32   5.32   4.78   4.25   3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   1    5.32   5.32   5.32   5.32   5.32   4.78   4.25   3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   2    5.32   5.32   5.32   5.32   5.32   4.78   4.25   3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   3    5.32   5.32   5.32   5.32   5.32   4.78   4.25   3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   4    5.32   5.32   5.32   5.32   5.32   4.78   4.25   3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   5    5.32   5.32   5.32   5.32   5.32   4.78   4.25   3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   6    5.32   5.32   5.32   5.32   5.32   4.78   4.25   3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   7    5.32   5.32   5.32   5.32   5.32   4.78   4.25   3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   8    5.32   5.32   5.32   5.32   5.32   4.78   4.25   3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   9    5.32   5.32   5.32   5.32   5.32   4.78   4.25   3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
  10    5.32   5.32   5.32   5.32   5.32   4.78   4.25   3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                                 Female Nicotine
           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                    15 or
 Age     0      1      2      3      4      5      6      7      8     9    10    11    12    13    14    more
-----  -----  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  -----
  11    5.32   5.32   5.32   5.32   5.32   4.78   4.25   3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
  12    5.36   5.36   5.36   5.36   5.36   4.82   4.29   3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
  13    5.36   5.36   5.36   5.36   5.36   4.82   4.29   3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
  14    5.38   5.38   5.38   5.38   5.38   4.85   4.31   3.77  3.23  2.69  2.15  1.62  1.08  0.54  0.00   0.00
  15    5.61   5.61   5.61   5.61   5.61   5.05   4.49   3.93  3.37  2.80  2.24  1.68  1.12  0.56  0.00   0.00
  16    5.63   5.63   5.63   5.63   5.63   5.07   4.50   3.94  3.38  2.82  2.25  1.69  1.13  0.56  0.00   0.00
  17    5.69   5.69   5.69   5.69   5.69   5.12   4.55   3.98  3.41  2.84  2.27  1.71  1.14  0.57  0.00   0.00
  18    5.71   5.71   5.71   5.71   5.71   5.14   4.57   4.00  3.43  2.85  2.28  1.71  1.14  0.57  0.00   0.00
  19    5.77   5.77   5.77   5.77   5.77   5.19   4.61   4.04  3.46  2.88  2.31  1.73  1.15  0.58  0.00   0.00
  20    5.79   5.79   5.79   5.79   5.79   5.21   4.63   4.05  3.47  2.89  2.32  1.74  1.16  0.58  0.00   0.00
  21    5.89   5.89   5.89   5.89   5.89   5.30   4.71   4.12  3.53  2.94  2.36  1.77  1.18  0.59  0.00   0.00
  22    5.91   5.91   5.91   5.91   5.91   5.32   4.73   4.14  3.55  2.96  2.36  1.77  1.18  0.59  0.00   0.00
  23    5.95   5.95   5.95   5.95   5.95   5.35   4.76   4.16  3.57  2.97  2.38  1.78  1.19  0.59  0.00   0.00
  24    5.97   5.97   5.97   5.97   5.97   5.37   4.77   4.18  3.58  2.98  2.39  1.79  1.19  0.60  0.00   0.00
  25    5.99   5.99   5.99   5.99   5.99   5.39   4.79   4.19  3.59  3.00  2.40  1.80  1.20  0.60  0.00   0.00
  26    6.01   6.01   6.01   6.01   6.01   5.41   4.81   4.21  3.61  3.01  2.41  1.80  1.20  0.60  0.00   0.00
  27    6.04   6.04   6.04   6.04   6.04   5.43   4.83   4.22  3.62  3.02  2.41  1.81  1.21  0.60  0.00   0.00
  28    6.07   6.07   6.07   6.07   6.07   5.46   4.86   4.25  3.64  3.03  2.43  1.82  1.21  0.61  0.00   0.00
  29    6.09   6.09   6.09   6.09   6.09   5.48   4.87   4.26  3.65  3.05  2.44  1.83  1.22  0.61  0.00   0.00
  30    6.11   6.11   6.11   6.11   6.11   5.50   4.89   4.28  3.67  3.06  2.45  1.83  1.22  0.61  0.00   0.00
  31    6.19   6.19   6.19   6.19   6.19   5.57   4.95   4.34  3.72  3.10  2.48  1.86  1.24  0.62  0.00   0.00
  32    6.27   6.27   6.27   6.27   6.27   5.64   5.02   4.39  3.76  3.14  2.51  1.88  1.25  0.63  0.00   0.00
  33    6.35   6.35   6.35   6.35   6.35   5.72   5.08   4.45  3.81  3.18  2.54  1.91  1.27  0.64  0.00   0.00
  34    6.49   6.49   6.49   6.49   6.49   5.84   5.19   4.54  3.89  3.24  2.59  1.95  1.30  0.65  0.00   0.00
  35    6.58   6.58   6.58   6.58   6.58   5.92   5.26   4.60  3.95  3.29  2.63  1.97  1.32  0.66  0.00   0.00
  36    6.67   6.67   6.67   6.67   6.67   6.00   5.33   4.67  4.00  3.33  2.67  2.00  1.33  0.67  0.00   0.00
  37    6.87   6.87   6.87   6.87   6.87   6.18   5.49   4.81  4.12  3.43  2.75  2.06  1.37  0.69  0.00   0.00
  38    6.97   6.97   6.97   6.97   6.97   6.27   5.58   4.88  4.18  3.48  2.79  2.09  1.39  0.70  0.00   0.00
  39    7.13   7.13   7.13   7.13   7.13   6.41   5.70   4.99  4.28  3.56  2.85  2.14  1.43  0.71  0.00   0.00
  40    7.35   7.35   7.35   7.35   7.35   6.62   5.88   5.15  4.41  3.68  2.94  2.21  1.47  0.74  0.00   0.00
  41    7.52   7.52   7.52   7.52   7.52   6.77   6.02   5.26  4.51  3.76  3.01  2.26  1.50  0.75  0.00   0.00
  42    7.69   7.69   7.69   7.69   7.69   6.92   6.15   5.38  4.61  3.84  3.08  2.31  1.54  0.77  0.00   0.00
  43    7.87   7.87   7.87   7.87   7.87   7.08   6.30   5.51  4.72  3.93  3.15  2.36  1.57  0.79  0.00   0.00
  44    8.18   8.18   8.18   8.18   8.18   7.37   6.55   5.73  4.91  4.09  3.27  2.46  1.64  0.82  0.00   0.00
  45    8.38   8.38   8.38   8.38   8.38   7.54   6.70   5.86  5.03  4.19  3.35  2.51  1.68  0.84  0.00   0.00
  46    8.59   8.59   8.59   8.59   8.59   7.73   6.87   6.01  5.15  4.29  3.44  2.58  1.72  0.86  0.00   0.00
  47    8.72   8.72   8.72   8.72   8.72   7.85   6.98   6.11  5.23  4.36  3.49  2.62  1.74  0.87  0.00   0.00
  48    8.97   8.97   8.97   8.97   8.97   8.07   7.18   6.28  5.38  4.49  3.59  2.69  1.79  0.90  0.00   0.00
  49    9.10   9.10   9.10   9.10   9.10   8.19   7.28   6.37  5.46  4.55  3.64  2.73  1.82  0.91  0.00   0.00
  50    9.33   9.33   9.33   9.33   9.33   8.40   7.46   6.53  5.60  4.67  3.73  2.80  1.87  0.93  0.00   0.00
  51    9.56   9.56   9.56   9.56   9.56   8.60   7.64   6.69  5.73  4.78  3.82  2.87  1.91  0.96  0.00   0.00
  52    9.77   9.77   9.77   9.77   9.77   8.79   7.82   6.84  5.86  4.89  3.91  2.93  1.95  0.98  0.00   0.00
  53   10.03  10.03  10.03  10.03  10.03   9.03   8.02   7.02  6.02  5.01  4.01  3.01  2.01  1.00  0.00   0.00
  54   10.33  10.33  10.33  10.33  10.33   9.30   8.27   7.23  6.20  5.17  4.13  3.10  2.07  1.03  0.00   0.00
  55   10.63  10.63  10.63  10.63  10.63   9.56   8.50   7.44  6.38  5.31  4.25  3.19  2.13  1.06  0.00   0.00
  56   10.84  10.84  10.84  10.84  10.84   9.76   8.67   7.59  6.50  5.42  4.34  3.25  2.17  1.08  0.00   0.00
  57   11.21  11.21  11.21  11.21  11.21  10.09   8.97   7.85  6.73  5.61  4.48  3.36  2.24  1.12  0.00   0.00
  58   11.45  11.45  11.45  11.45  11.45  10.30   9.16   8.01  6.87  5.72  4.58  3.43  2.29  1.14  0.00   0.00
  59   11.83  11.83  11.83  11.83  11.83  10.65   9.46   8.28  7.10  5.91  4.73  3.55  2.37  1.18  0.00   0.00
  60   12.19  12.19  12.19  12.19  12.19  10.97   9.75   8.53  7.31  6.09  4.87  3.66  2.44  1.22  0.00   0.00
  61   12.47  12.47  12.47  12.47  12.47  11.22   9.98   8.73  7.48  6.24  4.99  3.74  2.49  1.25  0.00   0.00
  62   12.74  12.74  12.74  12.74  12.74  11.47  10.19   8.92  7.64  6.37  5.10  3.82  2.55  1.27  0.00   0.00
  63   13.08  13.08  13.08  13.08  13.08  11.77  10.46   9.16  7.85  6.54  5.23  3.92  2.62  1.31  0.00   0.00
  64   13.39  13.39  13.39  13.39  13.39  12.05  10.71   9.38  8.04  6.70  5.36  4.02  2.68  1.34  0.00   0.00
  65   13.78  13.78  13.78  13.78  13.78  12.40  11.02   9.64  8.27  6.89  5.51  4.13  2.76  1.38  0.00   0.00
  66   15.29  15.29  15.29  13.76  12.23  10.70   9.17   7.64  6.12  4.59  3.06  2.29  1.53  0.76  0.00   0.00
  67   15.98  15.98  15.98  14.38  12.78  11.18   9.59   7.99  6.39  4.79  3.20  2.40  1.60  0.80  0.00   0.00
  68   16.61  16.61  16.61  14.95  13.29  11.63   9.97   8.31  6.64  4.98  3.32  2.49  1.66  0.83  0.00   0.00
  69   17.33  17.33  17.33  15.59  13.86  12.13  10.40   8.66  6.93  5.20  3.47  2.60  1.73  0.87  0.00   0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                                 Female Nicotine
           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                                   15 or
 Age      0       1       2       3       4       5       6       7      8      9     10     11     12     13     14     more
-----   -----   -----   -----   -----   -----   -----   -----   ----   ----   ----   ----   ----   ----   ----   ----   -----
  70    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  71    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  72    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  73    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  74    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  75    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  76    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  77    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  78    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  79    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00
  80    17.50   17.50   17.50   15.75   14.00   12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75   0.88   0.00    0.00

[OUTSIDE BACK COVER PAGE]


     The Statement of Additional Information ("SAI") dated May 1, 2006 contains additional information about the Policy and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.


     You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.


     The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


     Farmers Financial Solutions, LLC ("FFS") serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

                       STATEMENT OF ADDITIONAL INFORMATION

                                     for the

                              FARMERS VARIABLE LIFE

           Individual Flexible Premium Variable Life Insurance Policy

                                 Issued Through
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

                                   Offered by
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                            3003 - 77th Avenue, S.E.
                         Mercer Island, Washington 98040
                              Phone: (206) 232-8400

                                 SERVICE CENTER:
                                 P.O. Box 724208
                             Atlanta, Georgia 31139
                        Phone: 1-877-376-8008 (toll free)
                       8:00 a.m. to 6:00 p.m. Eastern Time


     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers Variable Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2006 by calling 1-877-376-8008 or by writing to our SERVICE CENTER at P.O. Box 724208, Atlanta, Georgia 31139.


     This Statement incorporates terms used in the current Prospectus for each Policy.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR YOUR POLICY AND THE PORTFOLIOS.


     The date of this Statement of Additional Information is May 1, 2006.

TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
GLOSSARY.................................................................      2
GENERAL PROVISIONS.......................................................      5
   The Policy............................................................      5
   Our Right to Contest the Policy.......................................      5
   Suicide Exclusion.....................................................      5
   Misstatement of Age or Sex............................................      5
   Addition, Deletion or Substitution of Investments.....................      6
   Resolving Material Conflicts..........................................      6
ADDITIONAL INFORMATION...................................................      6
   Changing Death Benefit Options........................................      6
   Payment Options.......................................................      7
   Dollar Cost Averaging.................................................      8
   Automatic Asset Rebalancing Program...................................      9
   Subaccount Unit Value.................................................     10
   Net Investment Factor.................................................     10
   Additional Information about Farmers and the Variable Account.........     11
   Third Party Administration Agreement..................................     11
   Distribution of the Policies..........................................     11
   Reports to Owners.....................................................     12
   Records...............................................................     13
   Legal Matters.........................................................     13
   Experts...............................................................     13
   Other Information.....................................................     13
FINANCIAL STATEMENTS.....................................................     13
INDEX TO FINANCIAL STATEMENTS............................................    F-1

GLOSSARY

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

     ACCUMULATION UNIT

     An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

     ATTAINED AGE

     The insured's age on the issue date plus the number of years completed since the issue date.

     BENEFICIARY

     The person(s) you select to receive the death benefit from this Policy.

     BUSINESS DAY/VALUATION DAY

     Each day that the New York Stock Exchange ("NYSE") is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term "Business Day" in this statement of additional information, it has the same meaning as the term "Valuation Day" found in the Policy.

     CASH VALUE

     The Contract Value minus any applicable surrender charge.

     COMPANY (WE, US, OUR, FARMERS, FNWL)

     Farmers New World Life Insurance Company

     CONTRACT VALUE

     The sum of the values you have in the variable account and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

     CUMULATIVE MINIMUM PREMIUMS

     The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

     DEATH BENEFIT PROCEEDS

     The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (plus any interest you owe), and any due and unpaid monthly deductions.

     FIXED ACCOUNT

     An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

     FIXED ACCOUNT VALUE

     The portion of your Contract Value allocated to the fixed account.

     FUNDS

     Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

     GENERAL ACCOUNT

     The account containing all of Farmers' assets, other than those held in its separate accounts.

     HOME OFFICE

     The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

     INITIAL PREMIUM

     The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

     INSURED

     The person whose life is insured by this Policy.

     ISSUE AGE

     The insured's age as of the last birthday before the issue date.

     ISSUE DATE

     The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

     LAPSE

     When life insurance coverage ends because you do not have enough cash value to pay the monthly deduction and any outstanding loan amount (including any interest you owe on the loan(s)), and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount, including any interest you owe) is too low to pay the entire monthly deduction due.

     LOAN AMOUNT

     The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

     MATURITY DATE

     The Policy anniversary when the insured reaches age 110 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

     MONTHLY DEDUCTION

     The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the cost of any riders, and any flat extra charge for a special premium class.

     MONTHLY DUE DATE

     The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

     PERCENT OF PREMIUM FACTOR

     The factor (currently 96.5%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.

     PORTFOLIO

     A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

     PREMIUM CLASS

     A classification that affects the cost of insurance rate and the premium required to insure an individual.

     PREMIUMS

     All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

     PRINCIPAL SUM

     The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

     REALLOCATION DATE

     The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

     RECORD DATE

     The date we record your Policy in our books as an in force policy.

     RIGHT-TO-EXAMINE PERIOD

     The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

     SERVICE CENTER

     The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

     SUBACCOUNT

     A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

     SURRENDER

     The termination of the Policy at the option of the owner.

     SURRENDER VALUE

     The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (including any interest you owe on the loan(s)).

     TAX CODE

     The Internal Revenue Code of 1986, as amended.

     VALUATION PERIOD

     The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

     VARIABLE ACCOUNT

     Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

     VARIABLE ACCOUNT VALUE

     THE PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THE SUBACCOUNTS OF THE VARIABLE ACCOUNT.

     WRITTEN NOTICE

     The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

     YOU (YOUR, OWNER)

     The person entitled to exercise all rights as owner under the Policy.

GENERAL PROVISIONS

                                   THE POLICY

     The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

     Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

     Upon notice to you, we may modify the Policy to:

     - conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

     - assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

     -    reflect a change in the variable account's operations.

     If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

                         OUR RIGHT TO CONTEST THE POLICY

     In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. In the absence of fraud, we will not contest any increase in principal sum after the increase has been in force for two years during the insured's lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

                                SUICIDE EXCLUSION

     If the insured commits suicide, while sane or insane, within two years of the issue date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, LESS any loans (including any interest you owe), and LESS any withdrawals (not including surrender charges and processing fees) previously paid. A new two-year period will apply from the effective date of any reinstatement and to each increase in principal sum starting on the effective date of each increase. During this two-year period, the death benefit proceeds paid that are associated with an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

                           MISSTATEMENT OF AGE OR SEX

     If the insured's age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the insured's age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured's correct age and sex.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

                          RESOLVING MATERIAL CONFLICTS

     The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

     We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

     In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account's investment in such portfolios, as appropriate.

ADDITIONAL INFORMATION

                         CHANGING DEATH BENEFIT OPTIONS

- After the first Policy year, you may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.

-    You must make your request in writing.

-    We may require evidence of insurability.

- The effective date of the change will be the monthly due date on or following the date when we approve your request for a change.

We will send you a Policy endorsement with the change to attach to your Policy.

- Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

     FROM OPTION A (VARIABLE DEATH BENEFIT) TO OPTION B (LEVEL DEATH BENEFIT)

     -    We do not require evidence of insurability.

     - The principal sum will change. The new Option B principal sum will equal the Option a principal sum plus the Contract Value on the effective date of the change.

     -    The minimum premium will increase.

     - The change in option affects the determination of the death benefit since Contract Value is no longer added to the principal sum. The death benefit will equal the new principal sum (or, if higher, the Contract Value times the applicable death benefit percentage).

     FROM OPTION B (LEVEL DEATH BENEFIT) TO OPTION A (VARIABLE DEATH BENEFIT)

     -    You must provide satisfactory evidence of insurability.

     - The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the Contract Value immediately before the change, but the new principal sum will not be less than the minimum principal sum shown on your Policy's specifications page. WE WILL NOT IMPOSE ANY SURRENDER CHARGE SOLELY AS A RESULT OF THIS CHANGE IN PRINCIPAL SUM.

     -    The minimum premium will decrease.

     - The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new principal sum, and the death benefit will then vary with the Contract Value.

                                 PAYMENT OPTIONS

     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

     SETTLEMENT OPTIONS. If you surrender the Policy, or if the Policy matures, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

     Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured's date of death.

     Under any settlement option, the dollar amount of each payment will depend on three things:

     - the amount of the surrender or death benefit proceeds on the surrender date, maturity date or insured's date of death;

     - the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

     - the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.

OPTION 1 - INTEREST ACCUMULATION:

     - Your proceeds will earn interest at a rate of 2.5% per year compounded annually.

     - We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

OPTION 2 - INTEREST INCOME:

     - You will receive income of at least $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

     - Unless you direct otherwise, the payee may withdraw the proceeds at any time.

     - After the first year, we may defer such withdrawal for up to six months.

OPTION 3 - INCOME - PERIOD CERTAIN:

     -    We will pay installments for a specified period.

     - The amount of each installment will not be less than the amounts shown in the table in your Policy.

     - If the payee dies before the end of the specified period, we will pay the installments to the contingent payee for the remainder of the specified period.

OPTION 4 - INCOME - AMOUNT CERTAIN:

     - We will pay installments of a specified amount until the proceeds together with interest are paid in full.

     -    We will credit interest at a rate of 2.5% compounded annually.

OPTION 5 - INCOME - LIFE:

     -    We will pay installments for the payee's lifetime.

     -    We will make payments for at least a specified guaranteed period.

     - If the payee dies before the end of the guaranteed period, we will continue to pay proceeds to a contingent payee for the remainder of the guaranteed period.

     - The amount of each installment will depend on the adjusted age and sex of the payee at the time the first payment is due.

     - We determine the adjusted age by calculating the age at the payee's nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

FIRST PAYMENT DATE   ADJUSTED AGE IS AGE MINUS
------------------   -------------------------
   2003 to 2010                1 Year
   2011 to 2020               2 Years
   2021 to 2030               3 Years
   2031 to 2040               4 Years
    After 2040                5 Years

     TAX CONSEQUENCES. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

                              DOLLAR COST AVERAGING

     Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

     You may cancel your participation in the program at any time.

     You may enroll in the dollar cost averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the dollar cost averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100. Transfers under the dollar cost averaging program will not occur unless the balance in the fixed account is at least as large as the amount designated to be transferred.

     We may modify or revoke the dollar cost averaging program at any time. There is no charge for participating in the dollar cost averaging program. We do not assess transfer fees on dollar cost averaging transfers, nor do we count them toward the twelve free transfers permitted each Policy year.






















                       AUTOMATIC ASSET REBALANCING PROGRAM

     If you select the Automatic Asset Rebalancing program ("AAR"), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.

     For instance, assume you instructed us to put your initial premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

     If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

     Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the fixed account in the rebalancing.

     You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the business day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

     We may suspend or modify AAR at any time.

                              SUBACCOUNT UNIT VALUE

     The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account's financial statements. The unit value may increase or decrease from one Valuation Period to the next.

     The unit value of any subaccount at the end of a Valuation Period is calculated as:

     A x B, where:

     "A" is the subaccount's unit value for the end of the immediately preceding Business Day; and

     "B" is the net investment factor for the most current Business Day.

     The net investment factor is an index we use to measure the investment performance of a subaccount from one Valuation Period to the next. Each subaccount has a net investment factor for each Valuation Period that may be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Valuation Period by the following formula:

                                     X
                                    --- - Z
                                     Y

     "X" equals:

     1. the net asset value per portfolio share held in the subaccount at the end of the current Business Day; PLUS

     2. the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Business Day; MINUS

     3. the per share amount of any capital loss distribution on shares held in the subaccount during the current Business Day; MINUS

     4. the per share amount of any taxes or any amount set aside during the Business Day as a reserve for taxes.

     "Y" equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Business Day.

     "Z" equals the mortality and expense risk charge.

                              NET INVESTMENT FACTOR

     The net investment factor is an index that measures the investment performance of a subaccount from one Business Day to the next. Each subaccount has its own net investment factor, which may be greater or less than one. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:

     (X) is the net result of:

     1. the net asset value per portfolio share held in the subaccount at the end of the current Business Day; PLUS

     2. the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current Business Day; LESS

     3. the per share amount of any capital loss, realized or unrealized, on portfolio shares held in the subaccount during the current Business Day.

     (Y) equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Business Day.

     (Z) equals charges and fees deducted from the subaccount. These consist of:

     1.   the percentage charge for mortality and expense risk on that Business
          Day;

     2.   the percentage charge for administrative costs on that Business Day;
          and

     3. the percentage charge for any other charges, fees and expenses for riders, endorsements, or supplemental benefits attached to your Policy, including the Guaranteed Minimum Death Benefit Rider and the Guaranteed Retirement Income Benefit Rider.

          ADDITIONAL INFORMATION ABOUT FARMERS AND THE VARIABLE ACCOUNT

     Farmers New World Life Insurance Company ("Farmers"), is the stock life insurance company issuing the Policy. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers issues. Farmers' general account supports the fixed account under the Policy.

     Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. ("FGI"). FGI is a stock holding and management company. The ultimate controlling parents of FGI are Allied Zurich p.l.c., a United Kingdom company and Zurich Allied AG, a Swiss Company. Allied Zurich p.l.c. and Zurich Allied AG are traded in certain European markets, but are not publicly traded in the U.S.


     Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.


     Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

     We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

                      THIRD PARTY ADMINISTRATION AGREEMENT

     We have entered into a Master Administration Agreement (the "Agreement") with McCamish Systems, L.L.C. ("McCamish"), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Policy and the Variable Account, including the processing of all premium payments, loans, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Policy and the variable account.

                          DISTRIBUTION OF THE POLICIES

     We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

     FFS serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 2423 Galena Avenue, Simi Valley, California 93065. FFS is affiliated with Farmers through Farmers' parent that provides management-related services to the parent companies of FFS. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of NASD, Inc and of the Securities Investor Protection Corporation. Currently, the Policies are sold through FFS' sales representatives who are appointed as our insurance agents.

     We pay commissions to FFS for sales of the Policies by its sales representatives. FFS received sales commissions with respect to the Policies in the following amounts during the periods indicated:


                                    AGGREGATE AMOUNT OF COMMISSIONS
FISCAL      AGGREGATE AMOUNT OF            RETAINED BY FFS AS
 YEAR    COMMISSIONS PAID TO FFS*        PRINCIPAL UNDERWRITER
------   ------------------------   -------------------------------
 2003           $ 8,902,267                        0
 2004           $ 9,273,918                        0
 2005           $10,057,184                        0


* Includes sales commissions paid to FFS for another variable life insurance policy issued by Farmers.


     FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm, FFS retained approximately $1.4 million in commissions in 2005.



     We pay for certain of FFS' operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS' sales representatives and managers. FFS' sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2005, we paid FFS's sales representatives and district managers $2.84 million in bonus compensation for their sales of our variable life insurance policies, including the Policy.


     We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for FFS' sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

                                REPORTS TO OWNERS

     At least once each year, or more often as required by law, we will mail to owners at their last known address a report showing at least the following information as of the end of the report period:

     -    the current principal sum

     -    the current death benefit

     -    the Contract Value

     -    the Surrender Value

     -    any loans since the last report

     -    premiums paid since the last report

     -    all deductions since the last report

     -    the amount of any outstanding loans

     You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the fixed account.

     Policy owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial withdrawals, loans and surrenders. Scheduled financial transactions may be confirmed using quarterly statements.


                                     RECORDS


     We and our agent, McCamish, maintain all records relating to the variable account and the fixed account.


                                  LEGAL MATTERS


     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. All matters of Washington law pertaining to the Policy have been passed upon by Brian F. Kreger, Vice President, Corporate Secretary, and General Counsel, Farmers New World Life Insurance Company.


                                     EXPERTS


     The financial statements as of December 31, 2005 and 2004 and for each of the three years in the periods ended December 31, 2005 included in this Statement of Additional Information in the Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, 1420 Fifth Avenue, Suite 1900, Seattle Washington 98101, given on the authority of said firm as experts in auditing and accounting.


                                OTHER INFORMATION


     We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.


                              FINANCIAL STATEMENTS


     The audited balance sheets of Farmers New World Life Insurance Company as of December 31, 2005 and 2004, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005, as well as the Report of Independent Auditors are contained herein. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies.



     The audited financial statements for the Farmers Variable Life Separate Account A as of December 31, 2005, and for the periods then ended, as well as the Report of the Independent Registered Public Accounting Firm, are also contained herein.

INDEX TO FINANCIAL STATEMENTS

FARMERS NEW WORLD LIFE INSURANCE COMPANY

     Report of Independent Auditors


     Balance Sheets, December 31, 2005 and 2004



     Statements of Income For the Years Ended December 31, 2005, 2004 and 2003



     Statements of Comprehensive Income For the Years Ended December 31, 2005, 2004 and 2003



     Statements of Stockholder's Equity For the Years Ended December 31, 2005, 2004 and 2003



     Statements of Cash Flows For the Years Ended December 31, 2005, 2004 and
     2003


     Notes to Financial Statements

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

     Report of Independent Registered Public Accounting Firm


     Statement of Assets and Liabilities, December 31, 2005



     Statement of Operations For the Period Ended December 31, 2005



     Statements of Changes in Net Assets For the Periods Ended December 31, 2005 and 2004


     Notes to Financial Statements

FARMERS NEW WORLD LIFE
INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)

FINANCIAL STATEMENTS


DECEMBER 31, 2005 AND 2004

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
INDEX
DECEMBER 31, 2005 AND 2004

                                                                         PAGE(S)
                                                                         -------
REPORT OF INDEPENDENT AUDITORS........................................        1

FINANCIAL STATEMENTS

Balance Sheets........................................................      2-3

Statements of Income..................................................        4

Statements of Comprehensive Income....................................        5

Statements of Stockholder's Equity....................................        6

Statements of Cash Flows..............................................      7-8

Notes to Financial Statements.........................................     9-38

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of Farmers New World Life Insurance Company

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income, stockholder's equity, and cash flows present fairly, in all material respects, the financial position of Farmers New World Life Insurance Company (a wholly owned subsidiary of Farmers Group, Inc.) (the "Company") at December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
Seattle, Washington


March 22, 2006

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
BALANCE SHEETS
DECEMBER 31, 2005 AND 2004

(in thousands of dollars)                                                 2005         2004
                                                                       ----------   ----------
ASSETS
Investments (Note 3)
   Bonds, classified as available-for-sale, at fair value
      (cost: $5,381,602 and $5,251,718)                                $5,448,252   $5,458,875
   Redeemable preferred stocks, classified as available-for-sale,
      at fair value (cost: $3,892 and $4,526)                               4,157        4,606
   Nonredeemable preferred stocks, classified as available-for-sale,
      at fair value (cost: $9,975 and $10,324)                             12,931       13,579
   Common stocks, classified as available-for-sale, at fair value
      (cost: $20,978 and $58,697)                                          26,608       71,985
   Mortgage loans on real estate, at amortized cost,
      net of allowance for losses                                             427        1,265
   Investment real estate, net of accumulated depreciation
      and allowance for losses                                            105,447       70,674
   Surplus note and certificates of contribution of the P&C
      Group (Note 17)                                                          --      490,500
   Policy loans                                                           254,185      255,493
   Joint ventures and partnerships (Note 4)                                24,502        5,567
   S&P 500 call options, at fair value
      (cost: $27,061 and $34,733) (Note 15)                                 2,481        2,498
                                                                       ----------   ----------
         Total investments                                              5,878,990    6,375,042
Cash and cash equivalents                                                 100,977       20,969
Accrued investment income                                                  71,915       78,817
Receivables from affiliates (Note 16)                                     797,471      797,789
Other receivables                                                         289,855      217,000
Deferred policy acquisition costs                                         766,291      698,451
Value of business acquired (Note 6)                                       204,102      218,154
Property and equipment, net of accumulated depreciation of $22,548
   and $27,007                                                              3,336       16,390
Securities lending collateral (Note 7)                                    308,054      123,329
Other assets                                                                1,534          921
Separate accounts                                                         319,906      252,930
                                                                       ----------   ----------
         Total assets                                                  $8,742,431   $8,799,792
                                                                       ==========   ==========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
BALANCE SHEETS
DECEMBER 31, 2005 AND 2004

(in thousands of dollars)                                          2005         2004
                                                                ----------   ----------
LIABILITIES AND STOCKHOLDER'S EQUITY
Policy liabilities and accruals
   Future policy benefits                                       $4,918,444   $4,740,559
   Policy claims                                                    50,686       48,871
                                                                ----------   ----------
      Total policy liabilities and accruals                      4,969,130    4,789,430
                                                                ==========   ==========
Other policyholder funds and dividends                             373,832      366,214
                                                                ==========   ==========
Accrued expenses and other liabilities
   Securities lending liability (Note 7)                           308,054      123,329
   Proceeds held-Securaccount                                       61,285       68,407
   Payable to affiliates (Note 16)                                 880,821      854,390
   Other liabilities                                               126,009      112,719
   Separate accounts                                               319,906      252,930
                                                                ----------   ----------
      Total accrued expenses and other liabilities               1,696,075    1,411,775
                                                                ==========   ==========
Income taxes (Note 8)
   Current                                                           2,989        6,431
   Deferred                                                        175,538      188,591
                                                                ----------   ----------
      Total income taxes                                           178,527      195,022
                                                                ==========   ==========
      Total liabilities                                          7,217,564    6,762,441
                                                                ==========   ==========
Stockholder's equity
   Common stock ($1 par value - 25,000,000 shares authorized,
      6,600,000 shares issued and outstanding at 2005 and
      2004, respectively)                                            6,600        6,600
   Additional paid-in capital                                      994,246      994,246
   Accumulated other comprehensive income, net of deferred
      tax of $18,563 and $58,363                                    34,474      108,389
   Retained earnings (Note 10)                                     489,547      928,116
                                                                ----------   ----------
      Total stockholder's equity                                 1,524,867    2,037,351
                                                                ==========   ==========
      Total liabilities and stockholder's equity                $8,742,431   $8,799,792
                                                                ==========   ==========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

(in thousands of dollars)                                 2005       2004       2003
                                                        --------   --------   --------
REVENUES
Net premiums earned (Note 11)                           $199,520   $182,419   $179,020
Universal life and annuity policy charges                255,925    242,538    228,876
Net investment income (Note 3)                           345,404    355,852    342,230
Net realized investment gains (losses) (Note 3)           18,003     37,658     21,094
Impairment losses on investments (Note 3)                 (2,093)    (9,588)   (31,279)
Other income (loss)                                        7,365    (10,767)    (3,863)
                                                        --------   --------   --------
      Total revenues                                     824,124    798,112    736,078
                                                        ========   ========   ========
BENEFITS AND EXPENSES
Death and other benefits (Note 11)                       199,462    192,304    190,500
Increase in liability for future life policy benefits     31,419     30,953     31,378
Interest credited to policyholders                       183,362    176,775    178,052
Underwriting, acquisition and insurance expenses
   Amortization of deferred policy acquisition costs     100,469     88,638     71,753
   Amortization of value of business acquired             19,722     19,992     17,807
   Life commissions, net of reinsurance (Note 11)        (37,303)   (29,227)   (25,983)
   General and administrative expenses                    74,878     70,892     62,755
                                                        --------   --------   --------
      Total benefits and expenses                        572,009    550,327    526,262
                                                        ========   ========   ========
      Income before provision for income taxes           252,115    247,785    209,816
                                                        ========   ========   ========
PROVISION (BENEFIT) FOR INCOME TAXES (NOTE 8)
Current                                                   53,437     59,703     90,544
Deferred                                                  26,747     27,159    (16,906)
                                                        --------   --------   --------
      Total provisions for income taxes                   80,184     86,862     73,638
                                                        ========   ========   ========
      Net income                                        $171,931   $160,923   $136,178
                                                        ========   ========   ========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

(in thousands of dollars)                                  2005       2004       2003
                                                         --------   --------   --------
NET INCOME                                               $171,931   $160,923   $136,178
                                                         --------   --------   --------
Other comprehensive income, net of tax
   Unrealized holding gains (losses) on securities
      Unrealized holding (losses) gains on securities,
      net of tax (benefit) provision of ($48,169),
      $12,437, and ($12,304)                              (89,457)    23,097    (22,850)
   Reclassification adjustment for (gains) losses
      included in net income, net of tax (provision)
      benefit of ($3,728), ($7,887), and $3,294            (6,923)   (14,647)     6,118
                                                         --------   --------   --------
      Net unrealized holding (losses) gains
         on securities, net of tax (benefit) provision
         of ($51,897), $4,550, and ($9,010)               (96,380)     8,450    (16,732)
   Effect of the change in net unrealized gains
      and losses on other insurance accounts,
      net of tax provision (benefit) of $12,097,
      ($2,374), and $6,725                                 22,465     (4,408)    12,490
                                                         --------   --------   --------
      Other comprehensive (loss) income                   (73,915)     4,042     (4,242)
                                                         --------   --------   --------
      Comprehensive income                               $ 98,016   $164,965   $131,936
                                                         ========   ========   ========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

                                                                                      ACCUMULATED
                                                                        ADDITIONAL       OTHER                       TOTAL
                                                                COMMON    PAID-IN    COMPREHENSIVE    RETAINED   STOCKHOLDER'S
(in thousands of dollars)                                        STOCK    CAPITAL    INCOME (LOSS)    EARNINGS       EQUITY
                                                                ------  ----------   -------------   ---------   -------------
BALANCES AT DECEMBER 31, 2002                                   $6,600   $994,246      $108,589      $ 868,615    $1,978,050
Net income                                                          --         --            --        136,178       136,178
Unrealized losses on available-for-sale investments arising
   during the period, net of tax of ($12,304)                       --         --       (22,850)            --       (22,850)
Reclassification adjustment for losses included in net income,
   net of tax of $3,294                                             --         --         6,118             --         6,118
Change in effect of unrealized gains on other insurance
   accounts, net of tax of $6,725                                   --         --        12,490             --        12,490
Dividends paid                                                      --         --            --       (120,000)     (120,000)
                                                                ------   --------      --------      ---------    ----------
BALANCES AT DECEMBER 31, 2003                                   $6,600   $994,246      $104,347      $ 884,793    $1,989,986
Net income                                                          --         --            --        160,923       160,923
Unrealized gains on available-for-sale investments arising
   during the period, net of tax of $12,437                         --         --        23,097             --        23,097
Reclassification adjustment for gains included in net income,
   net of tax of ($7,887)                                           --         --       (14,647)            --       (14,647)
Change in effect of unrealized gains on other insurance
   accounts, net of tax of ($2,374)                                 --         --        (4,408)            --        (4,408)
Dividends paid                                                      --         --            --       (117,600)     (117,600)
                                                                ------   --------      --------      ---------    ----------
BALANCES AT DECEMBER 31, 2004                                   $6,600   $994,246      $108,389      $ 928,116    $2,037,351
Net income                                                          --         --            --        171,931       171,931
Unrealized gains on available-for-sale investments arising
   during the period, net of tax of ($48,169)                       --         --       (89,457)            --       (89,457)
Reclassification adjustment for gains included in net income,
   net of tax of ($3,728)                                           --         --        (6,923)            --        (6,923)
Change in effect of unrealized gains on other insurance
   accounts, net of tax of $12,097                                  --         --        22,465             --        22,465
Dividends paid                                                      --         --            --       (610,500)     (610,500)
                                                                ------   --------      --------      ---------    ----------
BALANCES AT DECEMBER 31, 2005                                   $6,600   $994,246      $ 34,474      $ 489,547    $1,524,867
                                                                ======   ========      ========      =========    ==========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

(in thousands of dollars)                                                  2005          2004          2003
                                                                       -----------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                             $   171,931   $   160,923   $   136,178
Adjustments to reconcile net income to net cash provided by
   operating activities
   Interest credited to universal life and investment-type contracts       159,168       153,870       155,548
   Realized investment (gains) losses                                      (18,005)      (37,658)      (21,094)
   Impairment losses on investments                                          2,093         9,588        31,279
   Amortization of deferred policy acquisition costs and value
      of business acquired                                                 120,191       108,630        89,560
   Amortization of bond and mortgage-backed security discount
      and premium, net                                                      24,328        16,407        22,142
   Capitalization of deferred policy acquisition costs and
      value of business acquired, net                                     (139,417)     (142,281)     (125,376)
   Deferred income tax expense (benefit)                                    26,747        27,159       (16,906)
   Depreciation                                                              5,371         6,081         6,587
   Cash provided by (used in) changes in operating assets
      and liabilities
      Federal and state income taxes payable                                (3,442)      (10,315)       17,872
      Life insurance policy liabilities                                     95,778        61,912        97,495
      Other policyholder funds                                               7,619        12,742        23,592
      Other                                                                (83,828)      (34,920)       (9,652)
                                                                       -----------   -----------   -----------
         Net cash provided by operating activities                         368,534       332,138       407,225
                                                                       ===========   ===========   ===========
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of bonds and stocks available for sale                         (1,557,913)   (1,643,976)   (1,970,214)
Proceeds from sales or maturities of bonds and stocks
   available for sale                                                    1,453,054     1,393,308     1,451,178
Proceeds from notes receivables                                                 --        22,000         3,927
Mortgage loan collections                                                      838         7,165         6,189
Purchase of investment real estate                                         (29,880)       (1,466)       (1,674)
Purchase of joint ventures and partnerships                                (19,944)           --            --
Proceeds from sale of investment real estate                                21,458         5,002           549
Distributions from joint ventures and partnerships                           1,223            --            --
Decrease (increase) in policy loans, net                                     1,308        (5,782)       (8,119)
Proceeds from sale of capital assets                                        38,246            --            --
Deferred gain from sale of capital assets                                  (26,008)           --            --
Purchase of capital assets                                                  (1,626)       (1,233)       (1,106)
Purchase of options                                                           (221)         (325)         (267)
Proceeds from sales or maturities of options                                   268         1,225            --
Proceeds from sale of joint venture                                             --         4,937            --
Other                                                                         (210)       (5,418)       (9,548)
                                                                       -----------   -----------   -----------
         Net cash used in investing activities                            (119,407)     (224,563)     (529,085)
                                                                       ===========   ===========   ===========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

(in thousands of dollars)                                           2005        2004        2003
                                                                 ---------   ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Cash dividends paid                                              $(120,000)  $(117,600)  $(120,000)
Universal life and investment-type contract deposits               495,511     543,277     563,120
Universal life and investment-type contract withdrawals
   and maturities                                                 (572,735)   (538,186)   (483,967)
Payments on notes payable                                              (54)         --          --
Other                                                               28,159          --          --
                                                                 ---------   ---------   ---------
      Net cash used in financing activities                       (169,119)   (112,509)    (40,847)
                                                                 ---------   ---------   ---------
      Increase (decrease) in cash and cash equivalents              80,008      (4,934)   (162,707)
CASH AND CASH EQUIVALENTS
Beginning of year                                                   20,969      25,903     188,610
                                                                 ---------   ---------   ---------
End of year                                                      $ 100,977   $  20,969   $  25,903
                                                                 =========   =========   =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year
   Income taxes                                                  $  56,879   $  70,036   $  51,056
   Interest paid                                                       213          --          --
SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND
   FINANCING ACTIVITIES
Noncash settlement of fixed income security with joint venture   $      --   $   5,541   $      --
Transfer of surplus note and certificate of contributions
   to Farmers Group, Inc.                                          490,500          --          --
Notes Payable of WVGRR Properties, LLC (Note 9)                     24,855          --          --

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

1.   THE COMPANY AND NATURE OF OPERATIONS

     THE COMPANY

     The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the "Company"), a wholly owned subsidiary of Farmers Group, Inc. ("FGI"), whose ultimate parent is Zurich Financial Services Group ("ZFS"). FGI, an insurance holding company that provides management services, is attorney-in-fact for 3 inter-insurance exchanges and their subsidiaries ("Exchanges" or "P&C Group") and owns the Company and a reinsurance company, Farmers Reinsurance Company.

     In December 1988, BATUS Inc. ("BATUS") a subsidiary of B.A.T. Industries p.l.c. ("B.A.T"), acquired 100% ownership of FGI and its subsidiaries for $5,212,619,000 in cash, including related expenses, through its wholly owned subsidiary, BATUS Financial Services. Immediately thereafter, BATUS Financial Services was merged into FGI. The acquisition was accounted for as a purchase and, accordingly, the acquired assets and liabilities were recorded in the Company's balance sheet based on their estimated fair values at December 31, 1988.

     At the time of purchase, a portion of the purchase price, $530,076,000, was assigned to the Company's value of business acquired ("VOBA"), which represented an actuarial determination of the expected profits from the business in-force at the date of B.A.T.'s acquisition of FGI.

     In September 1998, the financial services businesses of B.A.T, which included the Company, were merged with Zurich Insurance Company ("ZIC"). The business of ZIC and the financial services businesses of B.A.T were transferred to Zurich Group Holding ("ZGH"), formerly known as ZFS, a Swiss holding company with headquarters in Zurich, Switzerland. This merger was accounted for by ZGH as a pooling of interests under International Financial Reporting Standards ("IFRS").

     NATURE OF OPERATIONS

     The Company concentrates its sales activities in the individual life insurance and annuity markets. Principal lines of business include traditional whole life, universal life and variable universal life, as well as term life insurance products. Additionally, the Company issues flexible and single premium deferred annuities, single premium immediate annuities, equity-indexed annuities, as well as variable annuity products. In October 2005, the Company introduced Critical Illness riders available on the level term (20 or 30 year) policies.

     The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, and Farmers. In addition, the Company and the Exchanges distribute their respective insurance products through a common network of independent agents and district managers. As of December 31, 2005, this network consisted of approximately 13,500 independent agents and approximately 500 district managers, each of whom is an independent contractor. In 2003, Washington Mutual was added as a distribution channel for the newly introduced accumulator variable universal life product. This distribution channel was discontinued in 2004.

     Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

     The Company is currently licensed in 49 states, and the District of Columbia.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     During 2002, the Company had exited the business of writing structured settlements. This decision to exit the structured settlement market was driven by A.M. Best's change in rating of the Company from A+ (superior) to A (excellent) as brokers often only place structured settlements with companies rated A+ or better. As of December 31, 2005, the Company is continuing to service the approximately 5,100 structured settlement cases in force. As of December 31, 2005, 2004 and 2003 the structured settlement business represented only 0.02%, 2.60% and 0.90% of the Company's income before provision for income taxes, respectively.

     In August 2003, Continental Casualty Company ("CNA") withdrew from reinsuring new Long Term Care ("LTC") issues. The Company evaluated other potential carriers and concluded not to develop a new LTC product, underwrite or distribute another company's product. Although CNA no longer reinsures new business, it will continue to administer the more than 5,600 of the Company's in-force contracts as of December 31, 2005.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     REVENUE RECOGNITION

     Premiums for traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Accident and health insurance premiums are recognized as revenue pro rata over the terms of the contract.

     Revenues associated with universal life, variable universal life products and other investment type contracts consist of policy charges for the cost of insurance, policy administration fees, surrender charges, and investment income on assets allocated to support policyholder account balances on deposit. Revenues for fixed and variable annuity products and contracts without life contingencies consist of investment income on assets allocated to support policyholder account balances on deposit, mortality charges for variable annuities, administrative charges for variable annuities and equity-indexed annuities, and surrender charges for variable annuities and flexible payment annuities. Consideration received for interest-sensitive insurance, annuity products and contracts without life contingencies are recorded as a liability when received. Policy withdrawal and other charges are recognized as revenue when assessed.

     BENEFITS AND EXPENSES

     Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     INVESTMENTS

     The Company has classified all investments in fixed maturities and equity securities as available-for-sale. Accordingly, these securities are carried at fair value and the unrealized gains and losses, net of deferred income taxes and other adjustments, when applicable, are included as a separate component of other comprehensive income in stockholder's equity. As of December 31, 2005 and 2004, there were no securities designated as held to maturity or trading. All security transactions are recorded on a trade date basis, except for private placement securities which are recorded on their funding date.

     Discounts and premiums on fixed maturity investments are amortized, using the interest method, over the term of the security, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in net investment income.

     Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the carrying value of available for sale fixed maturity securities, with an offsetting effect on stockholder's equity, net of the effects of amortization of deferred acquisition costs and deferred income taxes, when applicable. If a decline in the fair value of an individual fixed income investment is considered to be other than temporary, the difference between amortized book value and fair value is recorded as a realized investment loss. Fair value is based on quoted market prices. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the net book value of individual investments.

     If a decline in the fair value of an individual equity investment is considered to be other than temporary, the difference between original cost and fair value is recorded as a realized investment loss. Fair value is based on quoted market prices. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the cost of the individual securities.

     The Company regularly reviews its investment portfolio to determine whether declines in the value of investments are other than temporary as defined by the Financial Accounting Standards Board ("FASB") in the Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"). The Company's review for declines in value includes analyzing historical and forecasted financial information as well as reviewing the market performance of similar types of investments.

     The fair values of investments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, these estimates may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. No valuation allowance has been established as of December 31, 2005 and 2004. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral, if the loan is collateral dependent. No material amounts were recognized for impaired loans in the periods presented.

     Real estate, including related improvements, is stated at the lower of cost less accumulated depreciation or market value. Depreciation is provided on a straight-line basis over 35 years, the estimated life of the properties. Accumulated depreciation for real estate as of December 31, 2005 and 2004 was approximately $24,561,000 and $36,815,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated net realizable value less selling costs with the impairment loss being included in impairment losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate available for sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs. There was no valuation allowance for real estate as of December 31, 2005 and 2004. Impairment losses of approximately $1,259,000 and $775,000 were recognized in 2005 and 2003, respectively. No impairment loss was recognized in 2004.

     Policy loans are stated at unpaid balances, which approximate fair value.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Partnership and joint venture interests in which the Company has control or majority ownership interest are consolidated. Partnership and joint venture interests where the Company does not have control or majority interest are accounted for under the equity method.

     S&P 500 call options are purchased as economic hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at an estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula.

     The S&P 500 call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. Periodically, the value of the assets ("S&P 500 call options") is matched to the potential liability ("annuity contracts") to ensure the hedge has remained effective. The annuities were written based on a 7 year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e. payment of interest to the policyholder at the end of the investment term and maturity of the S&P 500 call option) for each annuity is generally expected to occur in 7 years or less. For the years ended December 31, 2005 and 2004, the amount of unrealized hedging losses was approximately $34,787,000 and $34,867,000, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     The S&P 500 call options are carried at estimated fair value. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded as an adjustment to the interest liability credited to policyholders. In addition, realized gains and losses from maturity or termination of the S&P 500 call options are offset against the interest credited to policyholders during the period incurred. Premiums paid on S&P 500 call options are amortized to net investment income over the term of the contracts.

     DEFERRED POLICY ACQUISITION COSTS

     Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issuance and underwriting, and certain agency expenses. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results, mortality and expense margins and actual realized gains or losses on investments over the expected life of the contracts. The Company regularly reviews and revises its estimates of future gross profit margins to be realized from this group of products. Interest rates are based on rates in effect during the period. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised.

     Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     Deferred policy acquisition costs for nonparticipating traditional life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Deferred policy acquisition costs include amounts associated with the unrealized gains and losses recorded as other comprehensive income, a component of stockholder's equity. Accordingly, deferred policy acquisition costs are increased or decreased for the impact of estimated future gross profits as if net unrealized gains or losses on securities had been realized at the balance sheet date. Net unrealized gains or losses on securities within other comprehensive income also reflect this impact.

     In relation to its traditional life products, the Company evaluates the need for a premium deficiency reserve and utilizes anticipated investment income in the calculation of the premium deficiency reserve. As of December 31, 2005, the Company has not established any premium deficiency reserves based on this calculation.

     VALUE OF BUSINESS ACQUIRED

     The present value of the business acquired in the merger with B.A.T is being amortized over its actuarially determined useful life, which is consistent with the estimated decline in life insurance business that was in-force at the time of the merger.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

     Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation of property and equipment has been provided using the straight-line method with estimated useful lives of 10 to 45 years for buildings and improvements and 3 to 5 years for capitalized software, furniture, and equipment.

     The Company capitalizes software purchased from third parties or internally generated if the related software product under development has reached technological feasibility. Costs incurred prior to the establishment of technical feasibility are expensed as incurred. As of December 31, 2005 and 2004, unamortized software costs were approximately $2,001,000 and $3,341,000, respectively. The Company amortizes software costs over a 3 to 5 year period and amortized approximately $1,776,000, $2,437,000 and $2,417,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

     LONG-LIVED ASSETS

     Long-lived assets and certain identifiable intangibles to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No such impairments have occurred.

     SEPARATE ACCOUNTS

     The Company issues variable universal life and deferred variable annuity contracts. The assets and liabilities held for variable universal life, Accumulator VUL, and deferred variable annuity contracts are held in the Separate Accounts (the "Accounts"), which are legally segregated from the general assets of the Company. As of December 31, 2005, there were 37 sub-accounts available for the initial products and 23 sub-accounts available for the Accumulator VUL. The sub-accounts invest in underlying mutual fund portfolios (collectively, the "Funds"). Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the sub-accounts may not meet their stated investment objectives.


     The assets of the Accounts are carried at fair value. The Accounts' liabilities represent the contract holders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company's statements of income and comprehensive income. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company. There were no gains and losses on transfers of assets from the general account to the separate account for the years ended December 31, 2005 and 2004.


     POLICY LIABILITIES AND ACCRUALS

     Liabilities for future policy benefits for traditional life policies are computed principally on a net level premium method reflecting estimated future investment yields, mortality, morbidity, and withdrawals. Interest rate assumptions range from 2.25% to 8.05% depending upon the year of issue. Mortality is calculated principally using select and ultimate tables in common usage in the industry, modified for Company experience, and withdrawals are estimated based primarily on experience.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     Liabilities for future policy benefits on universal life, variable universal life products and fixed and variable annuity products are determined under the retrospective deposit method and consist principally of policy values before any surrender charges. Liabilities for future policy benefits on contracts not involving life contingencies are recorded when the payments are received.

     Unpaid policy claims include claims in the course of settlement and a provision for claims incurred but not reported, based on past experience.

     CASH AND CASH EQUIVALENTS

     The Company considers all investments purchased with an original maturity of 3 months or less to be cash equivalents.

     INCOME TAXES

     The Company uses the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

     FINANCIAL INSTRUMENTS AND CONCENTRATIONS OF CREDIT RISK

     The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

     The Company cedes insurance risk to various A.M. Best rated reinsurance companies rated A- or better by A.M. Best. The Company's management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter, for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

     The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

     BUSINESS RISKS

     The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expense to the Company. Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company's life and annuity products.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     NEW ACCOUNTING PRONOUNCEMENTS

     In November 2005, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("FSP FAS 115-1 and FAS 124-1"). FSP FAS 115-1 and FAS 124-1 address the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP FAS 115-1 and FAS 124-1 are effective for reporting periods beginning after December 15, 2005. The adoption of FSP 115-1 and FAS 124-1 is not expected to have a material impact on the Company's financial statements.

     In September 2005, the Accounting Standards Executive Committee ("AcSEC") issued Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred policy acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standard ("SFAS") No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. The adoption of SOP 05-1 is not expected to have a material impact on the Company's financial statements.

     In May 2005, the FASB issued SFAS 154, Accounting Changes and Error Corrections ("SFAS 154"). SFAS 154 replaces Accounting Principles Board Opinion No. 20, Accounting Changes and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. It also changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 is not expected to have a material impact on the Company's financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

3.   INVESTMENTS

     INVESTMENT INCOME

     The components of investment income, by type of investment, for the years ended December 31, 2005, 2004 and 2003 are as follows:

(in thousands of dollars)                         2005       2004       2003
                                                --------   --------   --------
Bonds                                           $301,083   $301,333   $279,960
Common and preferred stocks                        2,103      3,394      4,139
Mortgage loans on real estate                         83        363        601
Investment real estate                            12,406     12,441     12,996
Surplus note and certificates of contribution
   of the P&C Group                               23,504     33,122     37,094
Policy loans                                      19,191     19,120     18,533
Joint ventures and partnerships                      458        155        340
Short-term investments                             1,491        287      1,030
Notes receivable                                      --        488      2,861
Other                                              1,259        437        308
                                                --------   --------   --------
   Gross investment income                       361,578    371,140    357,862
Less: Investment expenses                         16,174     15,288     15,632
                                                --------   --------   --------
   Net investment income                        $345,404   $355,852   $342,230
                                                ========   ========   ========

     The Company's investment expenses included approximately $655,000, $620,000, and $490,000, in 2005, 2004 and 2003, respectively that were paid to its parent company, FGI.

     In April 2002, the Company's investment management was transferred to Deutsche Asset Management through the sale of Zurich Scudder Investments ("ZSI"), a subsidiary of Zurich Financial Services. Prior to this date, the Company's investment management was administered by ZSI. In 2005, 2004 and 2003, approximately $1,889,000, $2,054,000, and $1,967,000 respectively, of the Company's investment expenses were paid to Deutsche Asset Management.

     In 2005, 2004 and 2003, the Company's investment expenses included approximately $149,000, $162,000, and $149,000 respectively, that was paid to Zurich Investment Services ("ZIS").

     In 2005, 2004 and 2003, the Company's investment expenses included approximately $1,441,000, $1,489,000, and $1,575,000, respectively, that was paid to Zurich Global Investment Advisors ("ZGIA").

     In 2005 and 2004, the Company's investment expenses included approximately $294,000 and $56,000, respectively, that was paid to Prudential Private Placement Investors, L.P. These expenses were not incurred in 2003.

     In 2005, the Company's investment expenses include approximately $114,000 that was paid to BlackRock, Inc. These expenses were not incurred in 2004 and 2003.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     REALIZED GAINS AND LOSSES

     Realized investment gains (losses) on sales of investments during the years ended December 31, 2005, 2004 and 2003 are as follows:

(in thousands of dollars)           2005      2004      2003
                                  -------   -------   -------
Bonds                             $ 1,557   $12,773   $13,712
Redeemable preferred stocks            --        --        23
Nonredeemable preferred stock          60        --        --
Common stocks                       9,867    19,348     4,903
Investment real estate              6,527     1,862        (1)
Joint ventures and partnerships        --     3,629       (30)
S&P 500 call options                  (49)       48        --
Notes receivables                      --        --     2,500
Other                                  41        (2)      (13)
                                  -------   -------   -------
                                  $18,003   $37,658   $21,094
                                  =======   =======   =======

     IMPAIRMENT LOSSES

     Impairment losses for the years ended December 31, 2005, 2004 and 2003 are as follows:

(in thousands of dollars)          2005      2004      2003
                                 -------   -------   --------
Bonds                            $  (833)  $(9,482)  $(23,400)
Nonredeemable preferred stocks        --       (22)        --
Common stocks                         --       (84)    (7,104)
Investment real estate            (1,260)       --       (775)
                                 -------   -------   --------
                                 $(2,093)  $(9,588)  $(31,279)
                                 =======   =======   ========

     The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. Due to the issuers continued satisfaction of the securities obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any objective evidence, the Company believes that the prices of the securities in the sector identified in the tables below were temporarily depressed as of December 31, 2005 and 2004.

     The following tables present amortized cost, fair value, and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005 and 2004.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     UNREALIZED GAINS AND LOSSES ON FIXED MATURITIES

     Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities as of December 31, 2005 and 2004 are as follows:

                                                         GROSS        GROSS      ESTIMATED
                                          AMORTIZED   UNREALIZED   UNREALIZED       FAIR
(in thousands of dollars)                    COST        GAINS       LOSSES        VALUE
                                         ----------   ----------   ----------   ----------
2005
Fixed maturities available-for-sale
   U.S. Treasury securities and
      obligations of U.S. government
      corporations and agencies          $  369,415    $  8,806     $ (1,487)   $  376,734
   Obligations of states and political
      subdivisions                           42,717       3,985           --        46,702
   Debt securities issued by
      foreign governments                     3,146         135           --         3,281
   Corporate securities                   2,813,550      73,400      (26,928)    2,860,022
   Mortgage-backed securities             2,152,774      33,350      (24,611)    2,161,513
                                         ----------    --------     --------    ----------
                                          5,381,602     119,676      (53,026)    5,448,252
Redeemable preferred stock                    3,892         265           --         4,157
                                         ----------    --------     --------    ----------
                                         $5,385,494    $119,941     $(53,026)   $5,452,409
                                         ==========    ========     ========    ==========
2004
Fixed maturities available-for-sale
   U.S. Treasury securities and
      obligations of U.S. government
      corporations and agencies          $  348,043    $ 12,306     $   (561)   $  359,788
   Obligations of states and political
      subdivisions                           55,948       5,732           --        61,680
   Corporate securities                   2,759,066     130,739       (5,864)    2,883,941
   Mortgage-backed securities             2,088,661      75,392      (10,587)    2,153,466
                                         ----------    --------     --------    ----------
                                          5,251,718     224,169      (17,012)    5,458,875
Redeemable preferred stock                    4,526          80           --         4,606
                                         ----------    --------     --------    ----------
                                         $5,256,244    $224,249     $(17,012)   $5,463,481
                                         ==========    ========     ========    ==========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

UNREALIZED GAINS AND LOSSES ON EQUITY SECURITIES

Gross unrealized gains (losses) pertaining to nonredeemable preferred stocks and common stocks stated at fair value as of December 31, 2005 and 2004 are as follows:

(in thousands of dollars)                        GAINS     LOSSES     NET
                                                -------   -------   -------
2005
Equity securities available-for-sale
   Nonredeemable preferred stocks
      Public utilities                          $    --   $    --   $    --
      Industrial, miscellaneous and all other     2,957        --     2,957
   Common stocks
      Public utilities                              152        --       152
      Banks, trusts and insurance companies         938       (21)      917
      Industrial, miscellaneous and all other     4,944      (383)    4,561
                                                -------   -------   -------
                                                $ 8,991   $  (404)    8,587
                                                =======   =======
Less: Deferred federal income taxes                                   3,005
                                                                    -------
                                                                    $ 5,582
                                                                    =======
2004
Equity securities available-for-sale
   Nonredeemable preferred stocks
      Public utilities                          $    55   $    --   $    55
      Industrial, miscellaneous and all other     3,200        --     3,200
   Common stocks
      Public utilities                              306        --       306
      Banks, trusts and insurance companies       2,148      (168)    1,980
      Industrial, miscellaneous and all other    11,902      (900)   11,002
                                                -------   -------   -------
                                                $17,611   $(1,068)   16,543
                                                =======   =======
Less: Deferred federal income taxes                                   5,790
                                                                    -------
                                                                    $10,753
                                                                    =======

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     UNREALIZED LOSSES ON FIXED MATURITIES AND EQUITY SECURITIES

     Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2005 and 2004 are as follows:

                                                       UNREALIZED LOSSES LESS     UNREALIZED LOSSES
                                                           THAN 12 MONTHS         12 MONTHS OR MORE
                                                      -----------------------   ---------------------
                                                         FAIR      UNREALIZED     FAIR     UNREALIZED
(in thousands of dollars)                                VALUE       LOSSES       VALUE      LOSSES
                                                      ----------   ----------   --------   ----------
2005
Fixed maturities available-for-sale
   U.S. Treasury securities and obligations of U.S.
      government corporations and agencies            $   79,465    $   (755)   $ 37,587    $   (732)
   Corporate securities                                1,149,772     (20,915)    166,803      (6,013)
   Mortgage-backed securities                            892,658     (12,232)    304,023     (12,379)
                                                      ----------    --------    --------    --------
Total fixed maturities                                $2,121,895    $(33,902)   $508,413    $(19,124)
                                                      ==========    ========    ========    ========
Equity securities available-for-sale
   Common stocks
      Banks, trusts and insurance companies           $      287    $     (7)   $    471    $    (13)
      Industrial, miscellaneous and all other              3,155        (348)        339         (36)
                                                      ----------    --------    --------    --------
Total equity securities                               $    3,442    $   (355)   $    810    $    (49)
                                                      ==========    ========    ========    ========

2004
   U.S. Treasury securities and obligations of U.S.
      government corporations and agencies            $   68,107    $   (561)   $     --    $     --
   Corporate securities                                  365,499      (4,240)    432,228      (1,624)
   Mortgage-backed securities                            370,197      (3,440)    182,544      (7,147)
                                                      ----------    --------    --------    --------
Total fixed maturities                                $  803,803    $ (8,241)   $614,772    $ (8,771)
                                                      ==========    ========    ========    ========
Equity securities available-for-sale
   Common stocks
      Banks, trusts and insurance companies           $    1,379    $   (139)   $     --    $     --
      Industrial, miscellaneous and all other              5,939        (786)        733        (143)
                                                      ----------    --------    --------    --------
Total equity securities                               $    7,318    $   (925)   $    733    $   (143)
                                                      ==========    ========    ========    ========

     As of December 31, 2005, fixed maturities represented approximately 99% of the Company's total unrealized loss amount, which was comprised of 303 securities. The remaining 1% of the Company's total unrealized loss amount was comprised of 23 equity securities. The Company held no securities that were in an unrealized loss position in excess of approximately $2,570,000. As of December 31, 2005, there was no fixed maturity or equity security, with a fair value less than 80% of the security's amortized cost for 6 continuous months.

     Fixed maturities in an unrealized loss position for less than 12 months were comprised of 240 securities of which 98%, or approximately $31,115,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     Fixed maturities with an unrealized loss of approximately $19,124,000 for 12 months or more as of December 31, 2005, were comprised of 55 securities. The majority of the unrealized loss amount, approximately $12,379,000, relates to mortgage-backed securities. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any fixed maturity securities with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security is deemed other-than-temporarily impaired, then the security's book value is written down to current market value with the Company recognizing an impairment loss in its current year statement of income. The remaining unrealized loss balance of approximately $6,745,000 is comprised of 31 securities, all of which were depressed to only a minor extent, with fair value to amortized cost ratios at or greater than 96%.

     Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company's investment. Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

     Equity securities in an unrealized loss position for less than 12 months as of December 31, 2005, were comprised of 19 securities of which 62%, or approximately $218,000, were primarily comprised of securities with fair value to amortized cost ratios at or greater than 80%. The remaining unrealized loss of approximately $137,000 was comprised of 2 securities with a fair value to amortized cost ratio of less than 80%.

     Equity securities in an unrealized loss position for 12 months or more as of December 31, 2005 were comprised of 4 securities, all of which, or approximately $49,000, were comprised of securities with fair value to amortized cost ratios at or greater than 89%. A variety of data is reviewed, including the aging and severity of unrealized losses and deviations in market prices between months. If an equity security is deemed other-than-temporarily impaired, then the security's book value is written down to current market value with the Company recognizing an impairment loss in its current year statement of income. The Company considers the unrealized losses associated with these securities to be temporary.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     MATURITIES OF FIXED MATURITIES

     The amortized cost and estimated fair value of available-for-sale fixed maturity securities by contractual maturity at December 31, 2005 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           AMORTIZED    ESTIMATED
(in thousands of dollars)                                    COST      FAIR VALUE
                                                          ----------   ----------
Fixed maturities available-for-sale
Due in 1 year or less                                     $   77,925   $   80,149
Due after 1 year through 5 years                             656,555      656,621
Due after 5 years through 10 years                         1,498,346    1,497,808
Due after 10 years                                           996,002    1,052,161
                                                          ----------   ----------
                                                           3,228,828    3,286,739
Mortgage-backed securities                                 2,152,774    2,161,513
Preferred stock with characteristics of debt securities        3,892        4,157
                                                          ----------   ----------
                                                          $5,385,494   $5,452,409
                                                          ==========   ==========

     Proceeds from sales and maturities of available-for-sale bonds and stocks and gross realized gains (losses) on such sales and impairments during the years ended December 31, 2005, 2004 and 2003 are as follows:

                                          GROSS      GROSS
(in thousands of dollars)    PROCEEDS     GAINS     LOSSES
                            ----------   -------   --------
2005                        $1,453,054   $32,430   $(21,779)
2004                         1,393,308    41,286    (18,753)
2003                         1,451,178    29,905    (41,771)

     The Company holds a $75,000,000 Mount Rosa/Mount Evans bond; at par, as issued by the Mount Rosa 1 LTD, an Isle of Man exempted company, and Mount Evans Funding LLC, a Delaware Limited Liability Company. Both Mount Rosa 1 LTD and Mount Evans Funding LLC are not affiliated companies; however, in this special purpose vehicle bond, ZIC, an affiliated company, provides the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provides the underlying guarantee of principal. The bond maturity date is December 27, 2031. The coupon rate for this bond is 7.24% and interest is paid semi-annually. On July 11, 2003, the Company acquired an additional $15,000,000 Mount Rosa/Mount Evans bond at par. The bond maturity date is July 17, 2033. The coupon rate for this bond is 6.15% and interest is paid semi-annually. The Company earned approximately $6,335,000, $6,388,000, and $5,851,000 of interest income in 2005, 2004, and 2003, respectively. The total market value of the bonds was approximately $99,184,000, $95,690,000, and $92,858,000 as of December 31,
     2005, 2004, and 2003, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

4.   INVESTMENT IN JOINT VENTURES AND PARTNERSHIPS

     The Company's investments in joint venture and partnership interests accounted for under the equity method amounted to approximately $24,502,000 and $5,567,000 as of December 31, 2005 and 2004, respectively. The Company's investments in joint venture and partnership interests as of December 31, 2005 and 2004 consisted of the following ownership interests:

2005
Portland Arena Management LLC   Real estate equity holding      6.45%
Colony Realty Partners LP       Real estate investment trust    4.49%
Cobalt Industrial REIT LLC      Real estate investment trust   10.08%

2004
Portland Arena Management LLC   Real estate equity holding      6.45%
Midwest Mezzanine Fund LP       Capital venture firm           16.78%

     In December 2004, a fixed income security issued by Oregon Arena Company, with a carrying value of approximately $4,348,000, was converted to an equity investment in Portland Arena Management LLC, with a carrying value of $5,540,000, due to Oregon Arena Company's Chapter 11 reorganization plan. The Company realized a gain of approximately $1,192,000 from the conversion. The Company holds 6.45% of the equity in the new limited liability corporation.

     In December 2004, Northtowne Apartments, a rental property, in which the Company had a 50% interest in the joint venture was sold. The Company received proceeds of approximately $4,937,000 and realized a gain of approximately $4,100,000 from this transaction.

     In November 2005, the Midwest Mezzanine Fund LP, a capital venture firm, in which the Company had a 16.78% interest in the joint venture, was dissolved. The Company received proceeds of approximately $32,000 for the final distribution.

5.   DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     SFAS No. 107, Disclosures about Fair Value of Financial Instruments ("SFAS 107"), requires disclosures of fair value information about financial instruments and includes assets and liabilities recognized or not recognized in the balance sheets, for which it is practicable to estimate fair value. In instances where quoted market prices are not available, fair values are based upon estimates using discounted cash flow or other valuation techniques. Those techniques are significantly affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. SFAS 107 excludes certain insurance liabilities and other non financial instruments from its disclosure requirements, such as the amount for the value associated with customer or agent relationships, the expected interest margin to be earned on future investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

     CASH AND CASH EQUIVALENTS

     The carrying amounts of these items are reasonable estimates of their fair value.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     FIXED MATURITIES, REDEEMABLE AND NONREDEEMABLE PREFERRED STOCK, AND COMMON STOCK

     The estimated fair value of bonds, redeemable and nonredeemable preferred stock, and common stock are based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services.

     MORTGAGE LOANS

     The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate that is applicable to the yield, credit quality, and average maturity of the composite portfolio.

     POLICY LOANS

     The carrying amounts of these items are a reasonable estimate of their fair market values because interest rates are generally based on current market rates.

     SURPLUS NOTE AND CERTIFICATES OF CONTRIBUTION OF THE P&C GROUP

     The carrying amounts of these items are a reasonable estimate of their fair market value.

     JOINT VENTURES AND PARTNERSHIPS

     The carrying amounts of these items are reasonable estimates of their fair value.

     S&P 500 CALL OPTIONS

     The Black-Scholes option pricing formula is a reasonable valuation method in estimating the fair market value of the S&P 500 call options.

     FUTURE POLICY BENEFITS - DEFERRED ANNUITIES

     The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

     OTHER POLICYHOLDER FUNDS AND DIVIDENDS

     The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

     NOTES PAYABLE

     The carrying amounts of these items are a reasonable estimate of their fair market value.

     SEPARATE ACCOUNTS

     Amounts are carried at market value of the underlying funds for financial statement purposes.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     The estimated fair values and carrying values of the Company's financial instruments as of December 31, 2005 and 2004 are as follows:

                                                   2005                      2004
                                         -----------------------   -----------------------
                                          CARRYING     ESTIMATED    CARRYING     ESTIMATED
(in thousands of dollars)                   VALUE     FAIR VALUE      VALUE     FAIR VALUE
                                         ----------   ----------   ----------   ----------
ASSETS
Cash and cash equivalents                $  100,977   $  100,977   $   20,969   $   20,969
Fixed maturities available-for-sale       5,452,409    5,452,409    5,463,481    5,463,481
Nonredeemable preferred stock
available-for-sale                           12,931       12,931       13,579       13,579
Common stock available-for-sale              26,608       26,608       71,985       71,985
Mortgage loans                                  427          449        1,265        1,482
Surplus note and certificates of
contribution of the P&C Group                    --           --      490,500      490,500
Policy loans                                254,185      254,185      255,493      255,493
Joint ventures                               24,502       24,502        5,567        5,567
S&P 500 call options                          2,481        2,481        2,498        2,498
Separate accounts                           319,906      319,906      252,930      252,930

LIABILITIES
Future policy benefits - deferred
annuities                                 1,826,579    1,770,146    1,822,460    1,762,863
Other policyholder funds and dividends      373,832       95,067      366,214       89,356
Notes payable                                24,362       24,362           --           --
Separate accounts                           319,906      319,906      252,930      252,930

6.   VALUE OF BUSINESS ACQUIRED

     The changes in the VOBA at December 31 are as follows:

(in thousands of dollars)                  2005        2004      2003
                                         --------    -------   --------
Balances at beginning of year            $218,154   $239,293   $254,510
Amortization related to operations        (34,250)   (35,664)   (34,798)
Interest accretion                         14,528     15,672     16,991
Amortization related to net unrealized
   gains (losses)                           5,670     (1,147)     2,590
                                         --------   --------   --------
Balances at end of year                  $204,102   $218,154   $239,293
                                         ========   ========   ========

     Based on current conditions and assumptions as to future events, the Company expects to amortize the December 31, 2005 balance as follows: approximately 7.0% in 2006, 8.0% in 2007 and 2008, 9.0% in 2009 and 10.0%
     in 2010. The discount rate used to determine the amortization rate of the VOBA ranged from 3.5% to 9.1% in 2005, 2004, and 2003.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

7.   SECURITY LENDING ARRANGEMENT

     The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of the loaned securities.

     The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in highly liquid, fixed income investments with a maturity of less than 1 year. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $567,000, $283,000, and $275,000, in 2005, 2004,
     and 2003, respectively. The Company's securities on loan as of December 31, 2005 and 2004 primarily consisted of U.S. Treasury fixed income securities and had an estimated fair value of approximately $301,350,000 and $121,839,000, respectively. The collateral as of December 31, 2005 and 2004 had an estimated fair value of approximately $308,054,000 and $123,329,000, respectively.

8.   FEDERAL INCOME TAXES

     The Company files a consolidated federal income tax return with FGI and its subsidiaries.

     The method of allocation between the Company and FGI is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled quarterly based on estimated tax balances due within 45 days after the filing date of the consolidated federal income tax return. The Company's current income tax payable was approximately $2,989,000 and $6,431,000 as of December 31, 2005 and 2004, respectively.

     The components of the provision for income taxes for the years ended December 31, 2005, 2004 and 2003 are as follows:

(in thousands of dollars)     2005      2004      2003
                            -------   -------   --------
CURRENT
Federal                     $55,188   $58,529   $ 89,730
State                        (1,751)    1,174        814
                            -------   -------   --------
   Total current             53,437    59,703     90,544
                            =======   =======   ========
DEFERRED
Federal                      27,317    27,704    (16,392)
State                          (570)     (545)      (514)
                            -------   -------   --------
   Total deferred            26,747    27,159    (16,906)
                            -------   -------   --------
   Total                    $80,184   $86,862   $ 73,638
                            =======   =======   ========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     A reconciliation of the amounts computed by applying the statutory U.S. federal income tax rate of 35% in 2005, 2004 and 2003 to income before income taxes and the actual provision for the years ended December 31, 2005, 2004 and 2003 is as follows:

                                     2005                2004                2003
                              -----------------   -----------------   -----------------
(in thousands of dollars)      AMOUNT   PERCENT    AMOUNT   PERCENT    AMOUNT   PERCENT
                              -------   -------   -------   -------   -------   -------
Expected tax expense          $88,240    35.00%   $86,725    35.00%   $73,435    35.00%
State taxes                    (2,329)   -0.92%       610     0.25%       301     0.14%
Prior year adjustment          (6,020)   -2.39%         5     0.00%        49     0.02%
Other, net                        293     0.12%      (478)   -0.19%      (147)   -0.07%
                              -------    -----    -------    -----    -------    -----
Reported income tax expense   $80,184    31.81%   $86,862    35.06%   $73,638    35.09%
                              =======    =====    =======    =====    =======    =====

     The temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2005 and 2004 relate to the following:

(in thousands of dollars)                        2005        2004
                                              ---------   ---------
Future policy benefits                        $  69,950   $  79,547
Investments                                      22,296      50,725
Other                                            28,171      18,179
                                              ---------   ---------
   Subtotal deferred tax assets                 120,417     148,451
                                              ---------   ---------
Deferred policy acquisition costs and value
   of life business acquired                   (267,840)   (252,788)
Valuation of investments in securities          (26,426)    (78,323)
Depreciable assets                               (1,689)     (5,931)
                                              ---------   ---------
   Subtotal deferred tax liabilities           (295,955)   (337,042)
                                              ---------   ---------
      Net deferred tax liabilities            $(175,538)  $(188,591)
                                              =========   =========

     Management believes that the deferred income tax assets listed are fully recoverable and, accordingly, no valuation allowance has been recorded. Management bases its assessment as to the realizability of the deferred income tax assets on available evidence including historical and projected operating results, estimated reversals of temporary differences and, where applicable, tax planning strategies. Estimates as to the realizability of deferred income tax assets are subject to change.

9.   COMMITMENTS AND CONTINGENCIES

     The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company's financial position, results of operations or cash flows.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     In October 2005, the Company became the sole member of WVGRR Properties LLC (the "LLC"). The Company's investment in the LLC is consolidated in the Company's current year financial statements. In order to purchase three investment properties the LLC issued three notes to Teachers Insurance and Annuity Association of America (the "Lender") in the amount of $24,416,000. Each note is secured by the three individual investment properties purchased by the LLC. The outstanding balances on these notes as of December 31, 2005 totaled approximately $24,361,000. The notes bear interest at a rate of 5.25%.

     Future principal payments on the above notes as of December 31, 2005 are as follows:

     (in thousands of dollars)

YEAR ENDING
DECEMBER 31
-----------
   2006       $   402
   2007           423
   2008           446
   2009           470
   2010           495
Thereafter     22,125
              -------
              $24,361
              =======

     In connection with its investment in the LLC, the Company has also provided a guarantee to the Lender to pay and perform, when due, the liabilities and to pay and demand expenses in connection with the acquisition of real estate properties by the LLC. It includes all losses suffered and liabilities and expenses incurred by the Lender arising out of fraud or willful or intentional misrepresentation by the LLC. It also covers the cost of remediation of any environmental activity or any other losses incurred by the Lender constituting an indemnified expense. The Company is not aware of any present or future losses as of December 31, 2005.

     In December 2005, the Company sold its improved real property for $39,550,000. Under the agreement, the Company is leasing back the property from the purchaser for a period of 15 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease. The gain of approximately $26,051,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $43,000 of this gain for the year ended December 31, 2005. The lease contains four successive renewal options, each to extend the lease upon expiration for an additional five years. For the year ended December 31, 2005, the total minimum rental expense incurred by the Company under this lease was approximately $63,000. SFAS No. 13, Accounting for Leases ("SFAS 13") guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     As of December 31, 2005, the future minimum rental payments required by the lease are as follows:

(in thousands of dollars)

YEAR ENDING               BUILDING      NET                   TOTAL
DECEMBER 31   BUILDING   SUBLEASES   BUILDINGS   EQUIPMENT    LEASES
-----------   --------   ---------   ---------   ---------   -------
   2006        $ 2,328     $ (69)     $ 2,259       $130     $ 2,389
   2007          2,392       (50)       2,342        109       2,451
   2008          2,458       (31)       2,427         45       2,472
   2009          2,525       (20)       2,505         26       2,531
   2010          2,595       (20)       2,575          8       2,583
Thereafter      30,215        --       30,215         --      30,215
               -------     -----      -------       ----     -------
   Total       $42,513     $(190)     $42,323       $318     $42,641
               =======     =====      =======       ====     =======

10.  REGULATORY MATTERS

     The Company is required to file financial statements with the Office of the Insurance Commissioner of the State of Washington ("OIC"). These financial statements are prepared in accordance with accounting practices prescribed or permitted by the OIC. "Prescribed" statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future. These statutory accounting practices differ from accounting principles generally accepted in the United States of America, which have been used to prepare the accompanying financial statements. The State of Washington requires insurance companies domiciled in the State of Washington to prepare statutory basis financial statements in accordance with the NAIC, Accounting Practices and Procedures ("NAIC SAP").

     The OIC has adopted certain prescribed accounting practices which differ from those found in the NAIC SAP. Specifically, the requirement to non-admit investments in foreign countries with certain sovereign debt ratings as stated in the Revised Code of Washington ("RCW') 48.13.180. The NAIC SAP does not specifically address the accounting for these types of investments.

     As of December 31, 2005, the Company non-admitted approximately $23,463,000 of its foreign investments as a result of the prescribed practice. As of December 31, 2004, the Company, with the explicit permission of the Commissioner of Insurance of the OIC, recorded the values of its foreign investments as admitted assets in its financial statements. The book value of foreign investments as of December 31, 2005 and 2004 were approximately $295,950,000 and $225,539,000, respectively.

     The Company has adopted a permitted practice which differs from those found in the RCW as of December 31, 2005. Specifically, the requirement to non-admit real property in excess of limitations as stated in the RCW
     48.13.170. With explicit permission of the Commissioner of Insurance of the OIC, the Company held real estate as admitted assets beyond the stated limitations. The book value of the real estate as of December 31, 2005 and 2004 were approximately $3,781,000 and $13,016,000, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     Statutory stockholders' equity was approximately $634,579,000 and $1,094,581,000 as of December 31, 2005 and 2004, respectively, and statutory net income was approximately $175,287,000, $164,164,000 and $99,703,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

     Statutory unassigned surplus of approximately $624,779,000 and $1,084,782,000 included in retained earnings at December 31, 2005 and 2004, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2005 and 2004 is designated as stockholder's surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

     The NAIC requires life insurance companies to calculate a risk-based capital ("RBC") ratio. This RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise's regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company's ratios exceed regulatory requirements at December 31, 2005 and 2004. These ratios are not a required part of the financial statements, and therefore, were not subjected to the auditing procedures applied in the audit of the financial statements.

     The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory unassigned surplus or (ii) the statutory net gain from operations from the preceding calendar year. A dividend paid that does not meet the above specifications is defined as an "extraordinary dividend" and requires advance approval from the OIC. The maximum dividend payout that could be made without prior approval is approximately $161,542,000 in 2006. Dividends are determined by the Board of Directors.

     The Company paid $610,500,000, $117,600,000 and $120,000,000 in dividends in 2005, 2004, and 2003, respectively.

     The dividend payment of $610,500,000 made in 2005 is considered an extraordinary dividend payment. The extraordinary dividend payment was approved by the OIC on September 8, 2005. The extraordinary dividend payment consisted of a cash payment and a transfer of the Company's investments in two certificates of contribution and one surplus note of the P&C Group. The cash payment of the extraordinary dividend was $120,000,000. The book value of the two certificates of contribution and surplus note of the P&C Group was $490,500,000 as of the date of transfer.

     The Company is required to deposit securities with state regulatory authorities. The fair value of these deposited securities was approximately $4,252,000 and $4,278,000 as of December 31, 2005 and 2004, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

11.  REINSURANCE

     The Company has ceded business under both yearly renewable-term contracts and coinsurance contracts. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The policy benefit liabilities and unpaid claims amounts attributable to such business are stated as other receivables on the balance sheets, and totaled approximately $257,423,000 and $196,966,000 at December 31, 2005 and 2004,
     respectively.

     The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Life commissions are reported net of expense reimbursements related to reinsured business.

     The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for certain universal life policies and $1,500,000 per life for all traditional policies except certain term life products. The excess risk is reinsured with unaffiliated reinsurers.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk, and evaluates the financial condition of its reinsurers and concentration of credit risk arising from similar characteristics of its reinsurers.

     Amounts included in the statements of income with respect to reinsurance assumed and ceded for the years ended December 31, 2005, 2004, and 2003 are as follows:

                                       REINSURANCE   REINSURANCE
(in thousands of dollars)    DIRECT      ASSUMED        CEDED         NET
                            --------   -----------   -----------   --------
2005
Premiums                    $339,789     $21,727      $(161,996)   $199,520
Death and other benefits     233,277      21,649        (55,464)    199,462
Life commissions, net         23,100         246        (60,649)    (37,303)

2004
Premiums                     307,029      18,718       (143,328)    182,419
Death and other benefits     214,252      18,355        (40,303)    192,304
Life commissions, net         22,281         268        (51,776)    (29,227)

2003
Premiums                     285,599      16,198       (122,777)    179,020
Death and other benefits     225,242      15,887        (50,629)    190,500
Life commissions, net         21,615         261        (47,859)    (25,983)

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

12.  MINIMUM GUARANTEES

     The Company's variable annuity product offers various guaranteed minimum death and income benefits.

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                  GUARANTEED      GUARANTEED
                                   MINIMUM          MINIMUM
(in thousands of dollars)       DEATH BENEFIT   INCOME BENEFIT   TOTALS
                                -------------   --------------   ------
Balances at December 31, 2003       $ 119            $293        $  412
Incurred guarantee benefits           414             278           692
Paid guarantee benefits               (49)             --           (49)
                                    -----            ----        ------
Balances at December 31, 2004       $ 484            $571        $1,055
                                    =====            ====        ======

Weighted-average attained age
   of annuitant                        56              52

Balances at December 31, 2004       $ 484            $571        $1,055
Incurred guarantee benefits           436             271           707
Paid guarantee benefits              (165)             --          (165)
                                    -----            ----        ------
Balances at December 31, 2005       $ 755            $842        $1,597
                                    =====            ====        ======
Weighted-average attained age
   of annuitant                        56              50

     The guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") liabilities equal the product of the 'benefit ratio' and the accumulated value of the contract charges earned to date, including accrued interest, less any excess contract benefit payments not covered by the policyholder account values. The benefit ratio equals the ratio of (1) the accumulated value of actual excess benefit payments plus the present value of expected future excess benefit payments, to (2) the accumulated value of all actual contract charges plus the present value of expected future contract charges. The GMDB and GMIB liabilities are recorded in future policy benefits on the Company's balance sheet. Changes in the GMDB and GMIB liability are recorded in the increase in liability for future life benefits line item on the Company's statement of income. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to expense on the Company's statement of income, if actual experience or other evidence suggests that earlier assumptions should be revised.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     The GMDB and GMIB liabilities as of December 31, 2005 and 2004 were determined from a set of 10,000 randomly generated projections, where the expected market and bond returns varied by scenario. The projected market return for each projection year in each scenario was determined by randomly selecting an actual annual market return from the period between February 26, 1972 and December 31, 2005. The projected bond returns for each projection year and scenario were set to 4.15% and 4.25% in 2005 and 2004, respectively, in the first projection year for all scenarios. For future years they were determined to be either the same as that for the prior projection year, 15% higher than that amount, or 15% lower. The excess of the bond returns over the credited rate on fixed funds was assumed to be a maximum of 1.75%, but restricted by the minimum 3% guaranteed credited rate.

     The following assumptions consist of significant projection assumptions that did not vary by scenario:

     -    Annuitant mortality was from the 1994 GMDB ALB tables.

     - Surrender rates varied from 3% in the early years up to a maximum rate of 15% in policy year 8, when the initial surrender charge expires, with an ultimate rate of 8%.

     - The expense-load and surrender-charge assumptions were consistent with the policy provisions.

     - The discount rate assumed was 3.21%, the average rate currently credited on fixed funds.

     The Company did not have any net amount at risk related to its GMDB and GMIB benefit features offered with its variable annuity contracts as of December 31, 2005 and 2004. The GMDB feature provides a death benefit feature equal to the greater of account value or gross premiums. There were no individual gross premiums greater than account value as of December 31, 2005 and 2004. The GMIB benefit feature does not provide any benefits if annuitization occurs during the first ten policy years. The Company initially issued its variable annuity product in 2000.


     Account balances of contracts with GMDB of $71,066,414 and $54,379,071 as of December 31, 2005 and 2004 respectively, and GMIB of $28,112,331 and $26,972,815 as of December 31, 2005 and 2004, respectively, were invested in equity securities in the variable separate accounts.



13.  EMPLOYEES' RETIREMENT PLANS

     FGI sponsors a qualified, noncontributory defined benefit pension plan covering substantially all employees who have reached age 21 and rendered 1 year of service participation in the plan. The benefits are based on years of service and the employee's compensation during the last 5 years of employment. FGI's funding policy is to make sufficient contributions to the pension plan to fully provide for employees' benefits at the time of retirement.

     In addition, the Company provides postretirement benefits to retired employees through a plan also sponsored by FGI.

     The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contribution based on characteristics of the population of plan participants. For 2005, 2004 and 2003 respectively, pension costs (credits) of approximately $2,925,000, $2,774,000 and $2,928,000 were allocated to the Company. Pension plan liabilities are only recorded by FGI.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

14.  EMPLOYEES' PROFIT SHARING PLANS

     FGI and its subsidiaries have 2 profit sharing plans providing for cash payments to all eligible employees. The 2 plans, Cash Profit Sharing Plan and Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 15% of FGI and its subsidiaries' consolidated annual pretax earnings, as adjusted. The Deferred Profit Sharing Plan, limited to 10% of pretax earnings, as adjusted, or 15% of the salary or wage paid or accrued to the eligible employees, provides for an annual contribution by FGI and its subsidiaries to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan provides for annual cash distributions to eligible employees if certain criteria are met. The Cash Profit Sharing Plan is limited to 5% of pretax earnings, as adjusted, or 5% of eligible employees' salaries or wages paid or accrued.

     The Company's share of expense under these plans was approximately $5,884,000, $5,384,000, and $5,800,000, in 2005, 2004, and 2003,
     respectively.

15.  EQUITY-INDEXED ANNUITIES

     The Company sells an equity-indexed annuity product. At the end of its seven-year term, this product credits interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), subject to a guaranteed annual minimum return.

     To hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as an economic hedge. As of December 31, 2005 and 2004, the Company had call options with contract values of approximately $86,597,000 and $112,359,000, respectively, and carrying values of approximately $2,481,000 and $2,498,000, respectively.

     The cash requirement of the S&P 500 call options consist of the initial premium paid to purchase the call options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flow to the Company. The appropriate amount of cash flow will then be remitted to the annuitant based on the respective participation rate. The S&P 500 call options are generally expected to be held for a 7 year term, but can be sold at any time.

     In 2005, the Company had 24,976 S&P 500 call option contracts that expired upon reaching their 7 year term. The expired S&P 500 call options were acquired in February 1998 through January 1999, with contract values of $27,034,000 and carrying values of $317,000 at the date of expiration. The Company received $268,000 in expiration proceeds, resulting in a $49,000 realized loss on expiration.

     In 2004, the Company had 15,766 S&P 500 call option contracts that expired upon reaching their 7 year term. The expired S&P 500 call options were acquired in May 1997 through January 1998, with contract values of $14,555,000 and carrying values of $1,177,000 at the date of expiration. The Company received $1,225,000 in expiration proceeds, resulting in a $48,000 realized gain on expiration. No S&P 500 call options expired or were disposed of in the year ended December 31, 2003.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty nonperformance. The Company believes that the counterparties to its S&P 500 call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

16.  RELATED PARTIES

     The Company entered into a modified coinsurance agreement ("Agreement") on December 1, 2003 with an affiliate, KI. KI is an Illinois domiciled stock life insurance company, ultimately owned by ZFS. Initially, the Company transferred to KI all existing Non-Qualified Individual Flexible Payment Deferred ("NQ-FPDA") and Non-Qualified Individual Single Premium Deferred ("NQ-SPDA") annuities, totaling approximately 36% of the Company's annuity business in-force as of December 1, 2003. In exchange, the Company received an initial commission of $36,500,000. No portion of the assets constituting the consideration has been transferred to KI. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities will be transferred to KI under the Agreement. The Company has a management and service agreement with KI to provide services reasonably necessary pursuant to the Agreement. As of December 31, 2005 and 2004, the Company had receivables from KI of approximately $796,776,000 and $796,726,000, respectively, related to the Agreement.

     As a result of the Agreement, the Company established an unearned revenue reserve. This balance consisted of the deferral of the initial ceding commission and other front-end fees related to the ceded block of business. This amount is accreted in relation to the present value of expected gross profits on the ceded block of business. Such accretion is in direct proportion to the amortization of deferred policy acquisition costs for a given policy form and is recorded as other income in the statements of income. As of December 31, 2005 and 2004, the unearned revenue reserve balance was approximately $47,749,000 and $39,890,000, respectively. The Company accreted approximately ($4,644,000) and $3,781,000 into income for the years ended December 31, 2005 and 2004, respectively.

     The Agreement contains an embedded derivative liability of approximately $16,808,000 and $4,634,000 for the years ended December 31, 2005 and 2004, respectively. The changes in fair value of this embedded derivative are recorded as other income/(loss) in the Company's statements of income, which resulted in income of $21,443,000 and expense of $1,007,000 for the years ended December 31, 2005 and 2004.

     The Agreement does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for all annuities transferred; therefore, a credit exposure exists to the extent that KI does not meet its obligations under the Agreement. Failure of KI to honor its obligation could result in losses to the Company.

     Since the underlying contracts in the Agreement are fixed annuity contracts, the Agreement does not transfer significant insurance risk under generally accepted accounting principles and is accounted for on a deposit method of accounting.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     FGI has agreements with the Company to provide sales and marketing services, as well as human resource, information technology, real estate, tax and payroll, investments, purchasing, warehousing, corporate legal and communication services. Fees charged to the Company by FGI for sales and marketing services were approximately $29,379,000, $27,494,000, and $23,610,000 for the years ended December 31, 2005, 2004 and 2003, respectively. These fees are accounted for as deferred policy acquisition costs except for advertising expenses, which are expensed as incurred, of approximately $2,118,000, $2,272,000, and $2,070,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

     In 2004, the Company transitioned its information technology services to FGI, which resulted in information technology service charges of approximately $12,527,000 and $11,417,000 for the years ended December 31, 2005 and 2004, respectively.

     The Company entered into a catastrophic stop-loss reinsurance agreement with Centre Reinsurance U.S., Limited ("Centre Re") on July 15, 2004. Centre Re is a Bermuda domiciled insurance company and an affiliate company. The business reinsured consisted of whole life, term life, universal life, variable life plans and term riders. The company paid approximately $9,750,000 of premium to Center Re under this reinsurance agreement for the year ended December 31, 2004. No premium was paid to Center Re under this reinsurance agreement in 2005.

     On November 23, 2004 a mortgage loan from KI, a subsidiary of ZFS, was paid in full. The Company purchased the $6,400,000 mortgage loan from KI on September 30, 2003. The rate on the loan was 2.26%. On October 24, 2003, the Company received a partial principal payment of approximately $2,377,000. The Company earned income of approximately $60,000 and $36,000 for the years ended 2004 and 2003, respectively.

17. SURPLUS NOTE, CERTIFICATES OF CONTRIBUTION AND NOTES RECEIVABLE OF THE P&C GROUP

     From time-to-time, the Company has purchased surplus notes or certificates of contribution of the P&C Group in order to supplement the policyholders' surplus of the P&C Group. Effective December 31, 2003, the terms of an $87,500,000 surplus note was refinanced. The interest rate was reduced from 8.50% to 6.15%, and the maturity date was extended from February 2005 to December 2013.

     Effective August 14, 2004, the terms of a $296,000,000 certificate of contribution was refinanced. The Company received a new certificate of contribution in exchange for the extinguishment of previous certificates in order to effect the refinancing. The interest rate was reduced from 7.85% to 6.15%, and the maturity date was extended from March 2010 to August 2014.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

     As of December 31, 2005, the Company held no investments in surplus notes or certificates of contribution from the P&C Group. Information regarding the surplus note and certificates of contribution from the P&C Group as of December 31, 2004 are as follows:

                                                                    INTEREST
(in thousands of dollars)       2004      MATURITY DATE     TERM      RATE
                              --------   --------------   -------   --------
Surplus note                  $ 87,500    December 2013   10 year     6.15%
Certificate of contribution    107,000   September 2006    5 year     6.00%
Certificate of contribution    296,000     August 2014    10 year     6.15%
                              --------
                              $490,500
                              ========

     Conditions governing repayment of the amounts are outlined in the surplus note and certificates of contribution. Generally, repayment may be made only when the surplus balance of the issuer reaches a specified level and then only after approval is granted by the issuer's governing Board and the appropriate state insurance regulatory department.

     In April 2004, the Company redeemed $22,000,000 of promissory notes from FFS Holding, LLC, a subsidiary of the Exchanges. Although the repayment occurred prior to the contractual maturity, the repayment was agreed to by both parties. The Company held no investments in promissory notes from the Exchanges as of December 31, 2005 and 2004.

     Interest received from the surplus note, certificates of contribution, and promissory notes totaled approximately $29,412,000, $33,611,000, and $38,963,000 for the years ended December 31, 2005, 2004, and 2003, respectively.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
FINANCIAL STATEMENTS
DECEMBER 31, 2005

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
INDEX
DECEMBER 31, 2005

                                                                         PAGE(S)
                                                                         -------
Report of Independent Registered Public Accounting Firm...............        1

FINANCIAL STATEMENTS

Statement of Assets and Liabilities...................................      2-8

Statement of Operations...............................................     9-15

Statements of Changes in Net Assets...................................    16-27

Notes to Financial Statements.........................................    28-45

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Farmers New World Life Insurance Company and the
Policyholders of Farmers Variable Life Separate Account A

In our opinion, the accompanying statement of assets and liabilities, the related statement of operations and the statements of changes in net assets present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company (the "Account") (comprised of the Social Small Cap Growth Portfolio of the Calvert Variable Series, Inc.; the Developing Leaders and Quality Bond Portfolios of the Dreyfus Variable Investment Fund - Service Class Shares; the Socially Responsible Growth Fund of the Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Shares; the Growth, the Index 500, and the Mid Cap Portfolios of Fidelity Variable Insurance Products Funds VIP - Service Class Shares; the Developing Markets Securities, the Global Asset Allocation, the Small - Mid Cap Growth Securities, and the Small Cap Value Securities Funds of the Franklin Templeton Variable Insurance Products Trust - Class 2 Shares; the Capital Growth, the CORE Small Cap Equity, and the Mid Cap Value Funds of the Goldman Sachs Variable Insurance Trust; the Balanced Portfolio - Service Shares, the Forty Portfolio - Institutional Shares, and the Mid Cap Growth Portfolio - Service Shares of the Janus Aspen Series; the Foreign Bond (U.S. Dollar Hedged) and the Low Duration Portfolios of the PIMCO Variable Insurance Trust - Administrative Class Shares; the Equity 500 Index Fund of the Scudder Investments VIT Funds - Class B Shares; the Bond, the Global Discovery, the Growth and Income, the International, and the Money Market Portfolios of the Scudder Variable Series I - Class A Shares; the Dreman High Return Equity, the Government & Agency Securities, the High Income, and the Small Cap Growth Portfolios of the Scudder Variable Series II - Class A Shares; the Equity Income, the Growth & Income, the Growth, the International Growth, the Mid Cap Stock, the Small Cap Growth, and the West Coast Equity Funds of the WM Variable Trust - Equity Funds - Class 2 Shares; the Income, the Money Market, the Short Term Income, and the U.S. Government Securities Funds of the WM Variable Trust - Fixed-Income Funds - Class 2 Shares; and the Balanced, the Conservative Balanced, the Conservative Growth, the Flexible Income, and the Strategic Growth Portfolios of the WM Variable Trust - Strategic Asset Management Portfolios - Class 2 Shares) at December 31, 2005, the results of each of their operations for the period ended, the changes in each of their net assets for each of the two periods then ended, and the financial highlights for each of the five periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
Seattle, Washington



March 28, 2006

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES,
DECEMBER 31, 2005

                                                                                 DREYFUS
                                             CALVERT                            SOCIALLY
                                             VARIABLE                          RESPONSIBLE
                                             SERIES,                          GROWTH FUND,
                                               INC.       DREYFUS VARIABLE        INC.
                                            ---------     INVESTMENT FUND     -------------           FIDELITY VARIABLE
                                              SOCIAL   ---------------------     SOCIALLY       INSURANCE PRODUCTS FUNDS VIP
                                            SMALL CAP  DEVELOPING   QUALITY    RESPONSIBLE   ----------------------------------
                                              GROWTH     LEADERS      BOND        GROWTH       GROWTH     INDEX 500    MID CAP
                                            PORTFOLIO   PORTFOLIO  PORTFOLIO       FUND       PORTFOLIO   PORTFOLIO   PORTFOLIO
                                            ---------  ----------  ---------  -------------  ----------  ----------  ----------
ASSETS
   Investments, at fair value                $56,891   $1,776,253   $731,444     $42,666     $4,838,765  $4,291,276  $1,663,684
                                             -------   ----------   --------     -------     ----------  ----------  ----------
      TOTAL ASSETS                            56,891    1,776,253    731,444      42,666      4,838,765   4,291,276   1,663,684
LIABILITIES
   Payable to Farmers New World Life
      Insurance Company                           41        1,300        537          31          3,536       3,136       1,211
                                             -------   ----------   --------     -------     ----------  ----------  ----------
      TOTAL LIABILITIES                           41        1,300        537          31          3,536       3,136       1,211
      NET ASSETS                             $56,850   $1,774,953   $730,907     $42,635     $4,835,229  $4,288,140  $1,662,473
                                             =======   ==========   ========     =======     ==========  ==========  ==========
Accumulation units outstanding                 5,032      152,609     62,375       5,352        559,805     418,926      90,313
                                             =======   ==========   ========     =======     ==========  ==========  ==========
Shares owned in each portfolio                 3,728       40,824     65,017       1,647        144,183      30,331      47,602
                                             =======   ==========   ========     =======     ==========  ==========  ==========
Market value per share                       $ 15.26   $    43.51   $  11.25     $ 25.90     $    33.56  $   141.48  $    34.95
                                             =======   ==========   ========     =======     ==========  ==========  ==========
Cost of investments                          $52,958   $1,429,784   $742,743     $36,566     $4,172,559  $3,691,338  $1,106,910
                                             =======   ==========   ========     =======     ==========  ==========  ==========
Contracts with Total Expenses of 0.70% (1)
   Net assets                                $    --   $       --   $     --     $    --     $    2,716  $       --  $       --
   Accumulation units outstanding                 --           --         --          --            241          --          --
   Unit value of accumulation units          $    --   $       --   $     --     $    --     $    11.25  $       --  $       --
Contracts with Total Expenses of 0.90% (2)
   Net assets                                $56,850   $1,774,953   $730,907     $42,635     $4,832,513  $4,288,140  $1,662,473
   Accumulation units outstanding              5,032      152,609     62,375       5,352        559,564     418,926      90,313
   Unit value of accumulation units          $ 11.30   $    11.63   $  11.72     $  7.97     $     8.64  $    10.24  $    18.41

(1)  Offered in Life Accumulator product (Note 1)

(2)  Offered in Variable Universal Life product (Note 1)

(3)  Formerly named Franklin Small Cap Fund

(4)  Formerly named Janus Aspen Capital Appreciation Portfolio

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2005

                                                      FRANKLIN TEMPLETON VARIABLE                      GOLDMAN SACHS
                                                        INSURANCE PRODUCTS TRUST                  VARIABLE INSURANCE TRUST
                                            -----------------------------------------------  ---------------------------------
                                            DEVELOPING    GLOBAL    SMALL - MID   SMALL CAP                 CORE
                                              MARKETS      ASSET     CAP GROWTH     VALUE      CAPITAL   SMALL CAP    MID CAP
                                            SECURITIES  ALLOCATION   SECURITIES  SECURITIES    GROWTH      EQUITY      VALUE
                                               FUND        FUND       FUND (3)      FUND        FUND        FUND       FUND
                                            ----------  ----------  -----------  ----------  ----------  ---------  ----------
ASSETS
   Investments, at fair value                $524,314    $154,211    $1,135,468    $40,109   $4,190,882   $85,443   $3,579,790
                                             --------    --------    ----------    -------   ----------   -------   ----------
      TOTAL ASSETS                            524,314     154,211     1,135,468     40,109    4,190,882    85,443    3,579,790
LIABILITIES
   Payable to Farmers New World Life
      Insurance Company                           379         112           830         22        3,066        68        2,864
                                             --------    --------    ----------    -------   ----------   -------   ----------
      TOTAL LIABILITIES                           379         112           830         22        3,066        68        2,864
      NET ASSETS                             $523,935    $154,099    $1,134,638    $40,087   $4,187,816   $85,375   $3,576,926
                                             ========    ========    ==========    =======   ==========   =======   ==========
Accumulation units outstanding                 35,302      11,463       109,220      3,519      459,837     5,628      200,324
                                             ========    ========    ==========    =======   ==========   =======   ==========
Shares owned in each portfolio                 48,102       7,386        55,770      2,389      392,405     6,134      230,508
                                             ========    ========    ==========    =======   ==========   =======   ==========
Market value per share                       $  10.90    $  20.88    $    20.36    $ 16.79   $    10.68   $ 13.93   $    15.53
                                             ========    ========    ==========    =======   ==========   =======   ==========
Cost of investments                          $395,693    $136,993    $  901,347    $39,331   $3,648,639   $76,636   $3,051,561
                                             ========    ========    ==========    =======   ==========   =======   ==========
Contracts with Total Expenses of 0.70% (1)
   Net assets                                $     --    $     --    $       --    $14,255   $       --   $   170   $   17,197
   Accumulation units outstanding                  --          --            --      1,250           --        15        1,502
   Unit value of accumulation units          $     --    $     --    $       --    $ 11.40   $       --   $ 11.41   $    11.45
Contracts with Total Expenses of 0.90% (2)
   Net assets                                $523,935    $154,099    $1,134,638    $25,832   $4,187,816   $85,205   $3,559,729
   Accumulation units outstanding              35,302      11,463       109,220      2,269      459,837     5,613      198,822
   Unit value of accumulation units          $  14.84    $  13.44    $    10.39    $ 11.39   $     9.11   $ 15.18   $    17.90

(1)  Offered in Life Accumulator product (Note 1)

(2)  Offered in Variable Universal Life product (Note 1)

(3)  Formerly named Franklin Small Cap Fund

(4)  Formerly named Janus Aspen Capital Appreciation Portfolio

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2005

                                                                                       PIMCO VARIABLE
                                                     JANUS ASPEN SERIES               INSURANCE TRUST         SCUDDER
                                            ------------------------------------  ------------------------  INVESTMENTS    SCUDDER
                                                                        MID CAP      FOREIGN                 VIT FUNDS    VARIABLE
                                             BALANCED       FORTY        GROWTH       BOND                  -----------  ----------
                                            PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO       LOW      EQUITY 500   SERIES I
                                             (SERVICE  (INSTITUTIONAL   (SERVICE  (U.S. DOLLAR   DURATION      INDEX        BOND
                                             SHARES)     SHARES) (4)    SHARES)      HEDGED)     PORTFOLIO      FUND      PORTFOLIO
                                            ---------  --------------  ---------  ------------  ----------  -----------  ----------
ASSETS
   Investments, at fair value                $365,920    $7,671,100     $969,447   $1,271,146   $1,478,400    $575,358   $1,078,739
                                             --------    ----------     --------   ----------   ----------    --------   ----------
      TOTAL ASSETS                            365,920     7,671,100      969,447    1,271,146    1,478,400     575,358    1,078,739
LIABILITIES
   Payable to Farmers New World Life
      Insurance Company                           268         5,625          714          858        1,057         318          781
                                             --------    ----------     --------   ----------   ----------    --------   ----------
      TOTAL LIABILITIES                           268         5,625          714          858        1,057         318          781
      NET ASSETS                             $365,652    $7,665,475     $968,733   $1,270,288   $1,477,343    $575,040   $1,077,958
                                             ========    ==========     ========   ==========   ==========    ========   ==========
Accumulation units outstanding                 31,610     1,099,439       99,340       95,100      120,485      41,633       80,624
                                             ========    ==========     ========   ==========   ==========    ========   ==========
Shares owned in each portfolio                 13,746       277,135       34,123      122,935      146,521      43,920      154,326
                                             ========    ==========     ========   ==========   ==========    ========   ==========
Market value per share                       $  26.62    $    27.68     $  28.41   $    10.34   $    10.09    $  13.10   $     6.99
                                             ========    ==========     ========   ==========   ==========    ========   ==========
Cost of investments                          $324,100    $5,729,282     $667,991   $1,243,080   $1,493,949    $536,703   $1,067,682
Contracts with Total Expenses of 0.70% (1)
   Net assets                                $     --    $       --     $    198   $       --   $       --    $575,040   $       --
   Accumulation units outstanding                  --            --           16           --           --      41,633           --
   Unit value of accumulation units          $     --    $       --     $  12.02   $       --   $       --    $  13.81   $       --
Contracts with Total Expenses of 0.90% (2)
   Net assets                                $365,652    $7,665,475     $968,535   $1,270,288   $1,477,343    $     --   $1,077,958
   Accumulation units outstanding              31,610     1,099,439       99,324       95,100      120,485          --       80,624
   Unit value of accumulation units          $  11.57    $     6.97     $   9.75   $    13.36   $    12.26    $     --   $    13.37

(1)  Offered in Life Accumulator product (Note 1)

(2)  Offered in Variable Universal Life product (Note 1)

(3)  Formerly named Franklin Small Cap Fund

(4)  Formerly named Janus Aspen Capital Appreciation Portfolio

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2005

                                                 SCUDDER VARIABLE SERIES I, CONTINUED             SCUDDER VARIABLE SERIES II
                                           ------------------------------------------------  ------------------------------------
                                                         GROWTH                                 DREMAN     GOVERNMENT
                                             GLOBAL        AND                      MONEY    HIGH RETURN    & AGENCY      HIGH
                                            DISCOVERY     INCOME   INTERNATIONAL    MARKET      EQUITY     SECURITIES    INCOME
                                            PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
                                           ----------  ----------  -------------  ---------  -----------  -----------  ----------
ASSETS
   Investments, at fair value              $2,442,080  $2,165,991    $4,311,006    $258,934   $9,794,059   $1,160,553  $1,280,270
                                           ----------  ----------    ----------    --------   ----------   ----------  ----------
      TOTAL ASSETS                          2,442,080   2,165,991     4,311,006     258,934    9,794,059    1,160,553   1,280,270
LIABILITIES
   Payable to Farmers New World Life
      Insurance Company                         1,780       1,592         3,147         139        7,159          850         936
                                           ----------  ----------    ----------    --------   ----------   ----------  ----------
      TOTAL LIABILITIES                         1,780       1,592         3,147         139        7,159          850         936
      NET ASSETS                           $2,440,300  $2,164,399    $4,307,859    $258,795   $9,786,900   $1,159,703  $1,279,334
                                           ==========  ==========    ==========    ========   ==========   ==========  ==========
Accumulation units outstanding                171,674     237,722       584,253      23,582      558,811       88,349      98,454
                                           ==========  ==========    ==========    ========   ==========   ==========  ==========
Shares owned in each portfolio                162,805     222,839       397,328     258,934      730,355       94,662     155,561
                                           ==========  ==========    ==========    ========   ==========   ==========  ==========
Market value per share                     $    15.00  $     9.72    $    10.85    $   1.00   $    13.41   $    12.26  $     8.23
                                           ==========  ==========    ==========    ========   ==========   ==========  ==========
Cost of investments                        $1,563,201  $1,853,460    $3,132,245    $258,934   $7,736,699   $1,160,993  $1,227,706
                                           ==========  ==========    ==========    ========   ==========   ==========  ==========
Contracts with Total Expenses of 0.70%(1)
   Net assets                              $       --  $       --    $       --    $     --   $   10,201   $       --  $       --
   Accumulation units outstanding                  --          --            --          --          935           --          --
   Unit value of accumulation units        $       --  $       --    $       --    $     --   $    10.90   $       --  $       --
Contracts with Total Expenses of 0.90%(2)
   Net assets                              $2,440,300  $2,164,399    $4,307,859    $258,795   $9,776,699   $1,159,703  $1,279,334
   Accumulation units outstanding             171,674     237,722       584,253      23,582      557,876       88,349      98,454
   Unit value of accumulation units        $    14.21  $     9.10    $     7.37    $  10.97   $    17.52   $    13.13  $    12.99

(1)  Offered in Life Accumulator product (Note 1)

(2)  Offered in Variable Universal Life product (Note 1)

(3)  Formerly named Franklin Small Cap Fund

(4)  Formerly named Janus Aspen Capital Appreciation Portfolio

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2005

                                             SCUDDER
                                            VARIABLE
                                           SERIES II,
                                            CONTINUED                    WM VARIABLE TRUST - EQUITY FUNDS
                                           ----------  -------------------------------------------------------------------
                                            SMALL CAP    EQUITY    GROWTH &           INTERNATIONAL    MID CAP   SMALL CAP
                                             GROWTH      INCOME     INCOME    GROWTH      GROWTH        STOCK      GROWTH
                                            PORTFOLIO     FUND       FUND      FUND        FUND          FUND       FUND
                                           ----------  ----------  --------  -------  -------------  ----------  ---------
ASSETS
   Investments, at fair value               $247,387   $1,284,054   $61,269  $87,737     $150,914    $1,308,467   $900,764
                                            --------   ----------   -------  -------     --------    ----------   --------
      TOTAL ASSETS                           247,387    1,284,054    61,269   87,737      150,914     1,308,467    900,764
LIABILITIES
   Payable to Farmers New World Life
      Insurance Company                          182          849        34       47           82           935        650
                                            --------   ----------   -------  -------     --------    ----------   --------
      TOTAL LIABILITIES                          182          849        34       47           82           935        650
      NET ASSETS                            $247,205   $1,283,205   $61,235  $87,690     $150,832    $1,307,532   $900,114
                                            ========   ==========   =======  =======     ========    ==========   ========
Accumulation units outstanding                53,199       84,721     4,571    6,319        8,496        86,521    101,631
                                            ========   ==========   =======  =======     ========    ==========   ========
Shares owned in each portfolio                18,352       73,249     3,321    6,344       10,259        75,897     94,124
                                            ========   ==========   =======  =======     ========    ==========   ========
Market value per share                      $  13.48   $    17.53   $ 18.45  $ 13.83     $  14.71    $    17.24   $   9.57
                                            ========   ==========   =======  =======     ========    ==========   ========
Cost of investments                         $196,590   $1,132,085   $58,907  $80,918     $132,950    $1,070,463   $719,280
                                            ========   ==========   =======  =======     ========    ==========   ========
Contracts with Total Expenses of 0.70%(1)
   Net assets                               $     --   $  462,263   $61,235  $87,690     $150,832    $  103,789   $ 59,337
   Accumulation units outstanding                 --       28,793     4,571    6,319        8,496         6,463      3,638
   Unit value of accumulation units         $     --   $    16.05   $ 13.40  $ 13.88     $  17.75    $    16.06   $  16.31
Contracts with Total Expenses of 0.90%(2)
   Net assets                               $247,205   $  820,942   $    --  $    --     $     --    $1,203,743   $840,777
   Accumulation units outstanding             53,199       55,928        --       --           --        80,058     97,993
   Unit value of accumulation units         $   4.65   $    14.68   $    --  $    --     $     --    $    15.04   $   8.58

(1)  Offered in Life Accumulator product (Note 1)

(2)  Offered in Variable Universal Life product (Note 1)

(3)  Formerly named Franklin Small Cap Fund

(4)  Formerly named Janus Aspen Capital Appreciation Portfolio

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2005

                                           WM VARIABLE
                                              TRUST -
                                              EQUITY                WM VARIABLE                 WM VARIABLE TRUST -
                                              FUNDS,         TRUST - FIXED-INCOME FUNDS           STRATEGIC ASSET
                                            CONTINUED   -----------------------------------    MANAGEMENT PORTFOLIOS
                                           -----------                    SHORT      U.S.    ------------------------
                                            WEST COAST            MONEY   TERM   GOVERNMENT              CONSERVATIVE
                                              EQUITY     INCOME  MARKET  INCOME  SECURITIES   BALANCED     BALANCED
                                               FUND       FUND    FUND    FUND      FUND      PORTFOLIO    PORTFOLIO
                                           -----------  -------  ------  ------  ----------  ----------  ------------
ASSETS
   Investments, at fair value                $413,484   $26,947  $  300  $3,222    $6,515    $3,051,564    $428,991
                                             --------   -------  ------  ------    ------    ----------    --------
      TOTAL ASSETS                            413,484    26,947     300   3,222     6,515     3,051,564     428,991
LIABILITIES
   Payable to Farmers New World Life
      Insurance Company                           236        15      --       2         3         2,082         289
                                             --------   -------  ------  ------    ------    ----------    --------
      TOTAL LIABILITIES                           236        15      --       2         3         2,082         289
      NET ASSETS                             $413,248   $26,932  $  300  $3,220    $6,512    $3,049,482    $428,702
                                             ========   =======  ======  ======    ======    ==========    ========
Accumulation units outstanding                 25,879     2,443      30     310       623       220,624      33,423
                                             ========   =======  ======  ======    ======    ==========    ========
Shares owned in each portfolio                 18,863     2,537     300   1,284       624       183,718      35,779
                                             ========   =======  ======  ======    ======    ==========    ========
Market value per share                       $  21.92   $ 10.62  $ 1.00  $ 2.51    $10.44    $    16.61    $  11.99
                                             ========   =======  ======  ======    ======    ==========    ========
Cost of investments                          $374,409   $27,149  $  300  $3,270    $6,543    $2,784,966    $395,574
                                             ========   =======  ======  ======    ======    ==========    ========
Contracts with Total Expenses of 0.70%(1)
   Net assets                                $376,193   $26,932  $  300  $3,220    $6,512    $  704,641    $137,667
   Accumulation units outstanding              22,695     2,443      30     310       623        52,361      11,070
   Unit value of accumulation units          $  16.58   $ 11.03  $10.13  $10.39    $10.45    $    13.46    $  12.44
Contracts with Total Expenses of 0.90%(2)
   Net assets                                $ 37,055   $    --  $   --  $   --    $   --    $2,344,841    $291,035
   Accumulation units outstanding               3,184        --      --      --        --       168,263      22,353
   Unit value of accumulation units          $  11.64   $    --  $   --  $   --    $   --    $    13.94    $  13.02

(1)  Offered in Life Accumulator product (Note 1)

(2)  Offered in Variable Universal Life product (Note 1)

(3)  Formerly named Franklin Small Cap Fund

(4)  Formerly named Janus Aspen Capital Appreciation Portfolio

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2005

                                                           WM VARIABLE TRUST - STRATEGIC ASSET
                                                            MANAGEMENT PORTFOLIOS, CONTINUED
                                                         --------------------------------------
                                                         CONSERVATIVE    FLEXIBLE    STRATEGIC
                                                            GROWTH        INCOME       GROWTH
                                                           PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                         ------------   ---------   -----------
ASSETS
   Investments, at fair value                             $7,156,449     $179,875   $10,337,602
                                                          ----------     --------   -----------
      TOTAL ASSETS                                         7,156,449      179,875    10,337,602

LIABILITIES
   Payable to Farmers New World Life Insurance Company         4,984          127         7,213
                                                          ----------     --------   -----------
      TOTAL LIABILITIES                                        4,984          127         7,213
      NET ASSETS                                          $7,151,465     $179,748   $10,330,389
                                                          ==========     ========   ===========
Accumulation units outstanding                               485,479       14,694       672,928
                                                          ==========     ========   ===========
Shares owned in each portfolio                               403,635       12,867       526,354
                                                          ==========     ========   ===========
Market value per share                                    $    17.73     $  13.98   $     19.64
                                                          ==========     ========   ===========
Cost of investments                                       $6,419,406     $174,044   $ 9,071,258
                                                          ==========     ========   ===========

Contracts with Total Expenses of 0.70% (1)
   Net assets                                             $1,059,509    $ 34,598   $ 1,899,404
   Accumulation units outstanding                             73,423       2,953       125,031
   Unit value of accumulation units                       $    14.43    $  11.71   $     15.19
Contracts with Total Expenses of 0.90% (2)
   Net assets                                             $6,091,956    $145,150   $ 8,430,985
   Accumulation units outstanding                            412,056      11,741       547,897
   Unit value of accumulation units                       $    14.78    $  12.36   $     15.39

(1)  Offered in Life Accumulator product (Note 1)

(2)  Offered in Variable Universal Life product (Note 1)

(3)  Formerly named Franklin Small Cap Fund

(4)  Formerly named Janus Aspen Capital Appreciation Portfolio

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                                DREYFUS
                                             CALVERT                            SOCIALLY
                                             VARIABLE                         RESPONSIBLE
                                             SERIES,                             GROWTH
                                               INC.       DREYFUS VARIABLE     FUND, INC.
                                            ---------     INVESTMENT FUND     -----------         FIDELITY VARIABLE
                                              SOCIAL   ---------------------    SOCIALLY     INSURANCE PRODUCTS FUNDS VIP
                                            SMALL CAP  DEVELOPING   QUALITY   RESPONSIBLE  -------------------------------
                                              GROWTH     LEADERS      BOND       GROWTH      GROWTH   INDEX 500   MID CAP
                                            PORTFOLIO   PORTFOLIO  PORTFOLIO      FUND     PORTFOLIO  PORTFOLIO  PORTFOLIO
                                            ---------  ----------  ---------  -----------  ---------  ---------  ---------
Investment income:
   Dividends and capital gain
      distributions                          $    --    $     --   $ 22,407     $    --    $ 13,445   $ 52,298   $ 18,832
                                             -------    --------   --------     -------    --------   --------   --------
      Total investment income                     --          --     22,407          --      13,445     52,298     18,832
                                             -------    --------   --------     -------    --------   --------   --------
Expenses:
   Mortality and expense risk                    408      13,510      5,892         315      35,979     32,092     11,930
                                             -------    --------   --------     -------    --------   --------   --------
      Total expenses                             408      13,510      5,892         315      35,979     32,092     11,930
                                             -------    --------   --------     -------    --------   --------   --------
      Net investment income (loss)              (408)    (13,510)    16,515        (315)    (22,534)    20,206      6,902
                                             -------    --------   --------     -------    --------   --------   --------
Realized gains (losses) on investments:
   Proceeds from sales                         6,147      32,755     18,388       2,982      58,609     84,425     70,075
                                             -------    --------   --------     -------    --------   --------   --------
   Cost of investments sold                   (6,532)    (32,691)   (19,552)     (3,055)    (62,376)   (85,997)   (66,006)
                                             -------    --------   --------     -------    --------   --------   --------
      Net realized gain (loss) from
      investment transactions                   (385)         64     (1,164)        (73)     (3,767)    (1,572)     4,069
                                             -------    --------   --------     -------    --------   --------   --------
Net unrealized appreciation (depreciation)
   of investments:
   Beginning of period                         7,173     251,576     (4,954)      4,600     411,734    462,088    342,539
                                             -------    --------   --------     -------    --------   --------   --------
   End of period                               3,933     346,470    (11,300)      6,100     666,204    599,939    556,774
                                             -------    --------   --------     -------    --------   --------   --------
      Change in net unrealized
         appreciation (depreciation) of
         investments                          (3,240)     94,894     (6,346)      1,500     254,470    137,851    214,235
                                             -------    --------   --------     -------    --------   --------   --------
Net increase (decrease) in net assets from
   operations                                $(4,033)   $ 81,448   $  9,005     $ 1,112    $228,169   $156,485   $225,206
                                             =======    ========   ========     =======    ========   ========   ========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      FRANKLIN TEMPLETON VARIABLE                     GOLDMAN SACHS
                                                        INSURANCE PRODUCTS TRUST                VARIABLE INSURANCE TRUST
                                            -----------------------------------------------  ------------------------------
                                            DEVELOPING    GLOBAL    SMALL - MID   SMALL CAP               CORE
                                              MARKETS      ASSET     CAP GROWTH     VALUE     CAPITAL  SMALL CAP   MID CAP
                                            SECURITIES  ALLOCATION   SECURITIES  SECURITIES   GROWTH     EQUITY     VALUE
                                               FUND        FUND       FUND (1)    FUND (3)     FUND       FUND       FUND
                                            ----------  ----------  -----------  ----------  --------  ---------  ---------
Investment income:
   Dividends and capital gain
      distributions                          $  4,134    $  4,711    $     --     $    --    $  6,101  $  7,537   $ 348,017
                                             --------    --------    --------     -------    --------  --------   ---------
      Total investment income                   4,134       4,711          --          --       6,101     7,537     348,017
                                             --------    --------    --------     -------    --------  --------   ---------
Expenses:
   Mortality and expense risk                   2,946       1,130       8,577          45      31,282       687      27,188
                                             --------    --------    --------     -------    --------  --------   ---------
      Total expenses                            2,946       1,130       8,577          45      31,282       687      27,188
                                             --------    --------    --------     -------    --------  --------   ---------
      Net investment income (loss)              1,188       3,581      (8,577)        (45)    (25,181)    6,850     320,829
                                             --------    --------    --------     -------    --------  --------   ---------
Realized gains (losses) on investments:
   Proceeds from sales                         18,158      19,444      19,805       2,963      50,699    18,528     104,815
                                             --------    --------    --------     -------    --------  --------   ---------
   Cost of investments sold                   (19,083)    (20,828)    (19,800)     (2,963)    (51,827)  (19,424)   (101,643)
                                             --------    --------    --------     -------    --------  --------   ---------
      Net realized gain (loss) from
         investment transactions                 (925)     (1,384)          5          --      (1,128)     (896)      3,172
                                             --------    --------    --------     -------    --------  --------   ---------
Net unrealized appreciation (depreciation)
   of investments:
   Beginning of period                         41,077      15,969     178,030          --     407,885    11,254     507,086
                                             --------    --------    --------     -------    --------  --------   ---------
   End of period                              128,621      17,218     234,122         777     542,242     8,807     528,229
                                             --------    --------    --------     -------    --------  --------   ---------
      Change in net unrealized
         appreciation (depreciation)
         of investments                        87,544       1,249      56,092         777     134,357    (2,447)     21,143
                                             --------    --------    --------     -------    --------  --------   ---------
Net increase (decrease) in net assets from
   operations                                $ 87,807    $  3,446    $ 47,520     $   732    $108,048  $  3,507   $ 345,144
                                             ========    ========    ========     =======    ========  ========   =========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                                       PIMCO VARIABLE
                                                     JANUS ASPEN SERIES               INSURANCE TRUST        SCUDDER
                                            ------------------------------------  -----------------------  INVESTMENTS   SCUDDER
                                                                        MID CAP      FOREIGN                VIT FUNDS    VARIABLE
                                             BALANCED      FORTY         GROWTH       BOND                 -----------   SERIES I
                                            PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO      LOW      EQUITY 500  ---------
                                            (SERVICE   (INSTITUTIONAL   (SERVICE  (U.S. DOLLAR   DURATION     INDEX        BOND
                                             SHARES)     SHARES) (2)    SHARES)      HEDGED)    PORTFOLIO      FUND     PORTFOLIO
                                            ---------  --------------  ---------  ------------  ---------  -----------  ---------
Investment income:
   Dividends and capital gain
      distributions                         $  6,811     $   15,055    $     --     $ 35,241    $ 40,209    $  4,368    $ 37,428
                                            --------     ----------    --------     --------    --------    --------    --------
      Total investment income                  6,811         15,055          --       35,241      40,209       4,368      37,428
                                            --------     ----------    --------     --------    --------    --------    --------
Expenses:
   Mortality and expense risk                  2,739         59,757       7,570        9,391      11,381       2,724       8,077
                                            --------     ----------    --------     --------    --------    --------    --------
      Total expenses                           2,739         59,757       7,570        9,391      11,381       2,724       8,077
                                            --------     ----------    --------     --------    --------    --------    --------
      Net investment income (loss)             4,072        (44,702)     (7,570)      25,850      28,828       1,644      29,351
                                            --------     ----------    --------     --------    --------    --------    --------
Realized gains (losses) on investments:
   Proceeds from sales                        56,730        190,992      66,888       16,110      36,728      38,801      38,388
   Cost of investments sold                  (56,610)      (194,559)    (61,637)     (16,349)    (37,309)    (39,631)    (39,246)
                                            --------     ----------    --------     --------    --------    --------    --------
      Net realized gain (loss) from
         investment transactions                 120         (3,567)      5,251         (239)       (581)       (830)       (858)
                                            --------     ----------    --------     --------    --------    --------    --------
Net unrealized appreciation (depreciation)
   of investments:
   Beginning of period                        23,353      1,114,065     203,849       11,675      10,321      21,199      24,818
   End of period                              41,820      1,941,818     301,455       28,065     (15,550)     38,655      11,057
                                            --------     ----------    --------     --------    --------    --------    --------
      Change in net unrealized
         appreciation (depreciation) of
         investments                          18,467        827,753      97,606       16,390     (25,871)     17,456     (13,761)
                                            --------     ----------    --------     --------    --------    --------    --------
Net increase (decrease) in net assets from
   operations                               $ 22,659     $  779,484    $ 95,287     $ 42,001    $  2,376    $ 18,270    $ 14,732
                                            ========     ==========    ========     ========    ========    ========    ========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                 SCUDDER VARIABLE SERIES I, CONTINUED           SCUDDER VARIABLE SERIES II
                                            ----------------------------------------------  ----------------------------------
                                                         GROWTH                                DREMAN    GOVERNMENT
                                              GLOBAL      AND                      MONEY    HIGH RETURN   & AGENCY      HIGH
                                            DISCOVERY    INCOME   INTERNATIONAL    MARKET      EQUITY    SECURITIES    INCOME
                                            PORTFOLIO  PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO  PORTFOLIO
                                            ---------  ---------  -------------  ---------  -----------  ----------  ---------
Investment income:
   Dividends and capital gain
      distributions                         $ 10,972   $ 24,773    $   54,317    $  6,767   $  140,182    $ 48,680   $ 97,866
                                            --------   --------    ----------    --------   ----------    --------   --------
      Total investment income                 10,972     24,773        54,317       6,767      140,182      48,680     97,866
                                            --------   --------    ----------    --------   ----------    --------   --------
Expenses:
   Mortality and expense risk                 17,703     17,613        31,889       2,234       75,957       9,607      9,906
                                            --------   --------    ----------    --------   ----------    --------   --------
      Total expenses                          17,703     17,613        31,889       2,234       75,957       9,607      9,906
                                            --------   --------    ----------    --------   ----------    --------   --------
      Net investment income (loss)            (6,731)     7,160        22,428       4,533       64,225      39,073     87,960
                                            --------   --------    ----------    --------   ----------    --------   --------
Realized gains (losses) on investments:
   Proceeds from sales                        42,440     85,064        88,543      35,524      191,082      35,189     44,057
   Cost of investments sold                  (39,032)   (88,798)      (89,801)    (35,524)    (185,157)    (36,306)   (47,608)
                                            --------   --------    ----------    --------   ----------    --------   --------
      Net realized gain (loss) from
         investment transactions               3,408     (3,734)       (1,258)         --        5,925      (1,117)    (3,551)
                                            --------   --------    ----------    --------   ----------    --------   --------
Net unrealized appreciation (depreciation)
   of investments:
   Beginning of period                       540,204    211,035       653,735          --    1,528,867      19,626    102,084
   End of period                             878,881    312,531     1,178,761          --    2,057,361        (440)    52,565
                                            --------   --------    ----------    --------   ----------    --------   --------
      Change in net unrealized
         appreciation (depreciation) of
         investments                         338,677    101,496       525,026          --      528,494     (20,066)   (49,519)
                                            --------   --------    ----------    --------   ----------    --------   --------
Net increase (decrease) in net assets from
   operations                               $335,354   $104,922    $  546,196    $  4,533   $  598,644    $ 17,890   $ 34,890
                                            ========   ========    ==========    ========   ==========    ========   ========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                              SCUDDER
                                             VARIABLE
                                            SERIES II,
                                             CONTINUED                 WM VARIABLE TRUST - EQUITY FUNDS
                                            ----------  ---------------------------------------------------------------
                                             SMALL CAP   EQUITY   GROWTH &           INTERNATIONAL   MID CAP  SMALL CAP
                                              GROWTH     INCOME    INCOME    GROWTH      GROWTH       STOCK    GROWTH
                                             PORTFOLIO    FUND      FUND      FUND        FUND         FUND     FUND
                                            ----------  --------  --------  -------  -------------  --------  ---------
Investment income:
   Dividends and capital gain
      distributions                          $     --   $ 12,357  $   299   $   118     $   752     $ 72,027  $     --
                                             --------   --------  -------   -------     -------     --------  --------
      Total investment income                      --     12,357      299       118         752       72,027        --
                                             --------   --------  -------   -------     -------     --------  --------
Expenses:
   Mortality and expense risk                   1,938      7,158      253       333         439        9,419     6,714
                                             --------   --------  -------   -------     -------     --------  --------
      Total expenses                            1,938      7,158      253       333         439        9,419     6,714
                                             --------   --------  -------   -------     -------     --------  --------
      Net investment income (loss)             (1,938)     5,199       46      (215)        313       62,608    (6,714)
                                             --------   --------  -------   -------     -------     --------  --------
Realized gains (losses) on investments:
   Proceeds from sales                         11,558     65,697    4,026     3,559       5,674       44,270    45,970
   Cost of investments sold                   (11,840)   (65,879)  (4,076)   (3,599)     (5,814)     (41,549)  (50,319)
                                             --------   --------  -------   -------     -------     --------  --------
      Net realized gain (loss) from
         investment transactions                 (282)      (182)     (50)      (40)       (140)       2,721    (4,349)
                                             --------   --------  -------   -------     -------     --------  --------
Net unrealized appreciation (depreciation)
   of investments:
   Beginning of period                         34,273     76,804    1,119     2,189       1,682      174,419   177,546
                                             --------   --------  -------   -------     -------     --------  --------
   End of period                               50,797    151,970    2,362     6,820      17,963      238,005   181,484
                                             --------   --------  -------   -------     -------     --------  --------
      Change in net unrealized
         appreciation (depreciation) of
         investments                           16,524     75,166    1,243     4,631      16,281       63,586     3,938
                                             --------   --------  -------   -------     -------     --------  --------
Net increase (decrease) in net assets from
   operations                                $ 14,304   $ 80,183  $ 1,239   $ 4,376     $16,454     $128,915  $ (7,125)
                                             ========   ========  =======   =======     =======     ========  ========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                              WM VARIABLE
                                                TRUST -                                                       WM VARIABLE TRUST -
                                             EQUITY FUNDS,                                                      STRATEGIC ASSET
                                               CONTINUED        WM VARIABLE TRUST - FIXED-INCOME FUNDS       MANAGEMENT PORTFOLIOS
                                             -------------  ----------------------------------------------  -----------------------
                                               WEST COAST              MONEY   SHORT TERM  U.S. GOVERNMENT             CONSERVATIVE
                                                 EQUITY      INCOME   MARKET     INCOME       SECURITIES     BALANCED    BALANCED
                                                  FUND        FUND     FUND       FUND           FUND       PORTFOLIO    PORTFOLIO
                                             -------------  -------  --------  ----------  ---------------  ---------  ------------
Investment income:
   Dividends and capital gain distributions    $  1,050     $   863  $     98   $   115        $   169      $  38,407    $  7,559
                                               --------     -------  --------   -------        -------      ---------    --------
      Total investment income                     1,050         863        98       115            169         38,407       7,559
                                               --------     -------  --------   -------        -------      ---------    --------
Expenses:
   Mortality and expense risk                     1,580         116        34        22             29         19,346       2,856
                                               --------     -------  --------   -------        -------      ---------    --------
      Total expenses                              1,580         116        34        22             29         19,346       2,856
                                               --------     -------  --------   -------        -------      ---------    --------
      Net investment income (loss)                 (530)        747        64        93            140         19,061       4,703
                                               --------     -------  --------   -------        -------      ---------    --------
Realized gains (losses) on investments:
   Proceeds from sales                           38,419       8,086    22,760       995          1,317        151,696      37,055
   Cost of investments sold                     (38,854)     (8,325)  (22,760)   (1,019)        (1,349)      (152,728)    (37,288)
                                               --------     -------  --------   -------        -------      ---------    --------
      Net realized gain (loss) from
         investment transactions                   (435)       (239)       --       (24)           (32)        (1,032)       (233)
                                               --------     -------  --------   -------        -------      ---------    --------
Net unrealized appreciation (depreciation)
   of investments:
   Beginning of period                           13,905          49        --       (13)            16        154,881      24,119
   End of period                                 39,075        (202)       --       (48)           (28)       266,598      33,417
                                               --------     -------  --------   -------        -------      ---------    --------
      Change in net unrealized appreciation
         (depreciation) of investments           25,170        (251)       --       (35)           (44)       111,717       9,298
                                               --------     -------  --------   -------        -------      ---------    --------
Net increase (decrease) in net assets from
   operations                                  $ 24,205     $   257  $     64   $    34        $    64      $ 129,746    $ 13,768
                                               ========     =======  ========   =======        =======      =========    ========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                               WM VARIABLE TRUST - STRATEGIC ASSET
                                                                 MANAGEMENT PORTFOLIOS, CONTINUED
                                                              -------------------------------------
                                                              CONSERVATIVE    FLEXIBLE    STRATEGIC
                                                                 GROWTH        INCOME      GROWTH
                                                                PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                              ------------   ---------   ----------
Investment income:
   Dividends and capital gain distributions                    $  55,022     $  5,262    $   38,022
                                                               ---------     --------    ----------
      Total investment income                                     55,022        5,262        38,022
                                                               ---------     --------    ----------
Expenses:
   Mortality and expense risk                                     45,207        1,274        65,666
                                                               ---------     --------    ----------
      Total expenses                                              45,207        1,274        65,666
                                                               ---------     --------    ----------
      Net investment income (loss)                                 9,815        3,988       (27,644)
                                                               ---------     --------    ----------
Realized gains (losses) on investments:
   Proceeds from sales                                           134,573       63,745       366,543
   Cost of investments sold                                     (136,072)     (63,726)     (370,286)
                                                               ---------     --------    ----------
      Net realized gain (loss) from investment transactions       (1,499)          19        (3,743)
                                                               ---------     --------    ----------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                           382,736        5,607       637,177
   End of period                                                 737,043        5,831     1,266,343
                                                               ---------     --------    ----------
      Change in net unrealized appreciation (depreciation)
         of investments                                          354,307          224       629,166
                                                               ---------     --------    ----------
Net increase (decrease) in net assets from operations          $ 362,623     $  4,231    $  597,779
                                                               =========     ========    ==========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                                   DREYFUS SOCIALLY
                                                                                                                      RESPONSIBLE
                                                                                                                     GROWTH FUND,
                                                   CALVERT VARIABLE                                                      INC.
                                                     SERIES, INC.          DREYFUS VARIABLE INVESTMENT FUND        ----------------
                                                  -----------------  --------------------------------------------      SOCIALLY
                                                   SOCIAL SMALL CAP        DEVELOPING               QUALITY           RESPONSIBLE
                                                   GROWTH PORTFOLIO     LEADERS PORTFOLIO       BOND PORTFOLIO        GROWTH FUND
                                                  -----------------  ----------------------  --------------------  ----------------
                                                    2005      2004      2005        2004        2005       2004      2005    2004
                                                  --------  -------  ----------  ----------  ---------  ---------  -------  -------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                $   (408) $  (229) $  (13,510) $   (9,819) $  16,515  $  15,044  $  (315) $  (177)
      Net realized gain (loss) from investment
         transactions                                 (385)     (44)         64         185     (1,164)      (732)     (73)     (97)
      Change in net unrealized
         appreciation (depreciation) of
         investments                                (3,240)   3,043      94,894     122,196     (6,346)    (1,038)   1,500    1,730
                                                  --------  -------  ----------  ----------  ---------  ---------  -------  -------
      Net increase (decrease) in net assets from
         operations                                 (4,033)   2,770      81,448     112,562      9,005     13,274    1,112    1,456
                                                  --------  -------  ----------  ----------  ---------  ---------  -------  -------
From contract transactions:
   Payments received from contract owners           33,721   22,420     708,260     626,676    300,696    310,930   17,133   13,260
   Transfers for contract benefits and
      terminations                                  (1,872)  (4,486)    (69,679)    (52,233)   (35,443)   (25,656)    (151)    (549)
   Contract maintenance charges                    (11,084)  (8,158)   (295,590)   (260,832)  (125,521)  (125,183)  (7,048)  (5,682)
   Transfers between subaccounts (including
      fixed account), net                            1,199    6,822      16,780         468     (3,320)    13,362    1,343      402
                                                  --------  -------  ----------  ----------  ---------  ---------  -------  -------
   Net increase (decrease) in net assets from
      contract transactions                         21,964   16,598     359,771     314,079    136,412    173,453   11,277    7,431
                                                  --------  -------  ----------  ----------  ---------  ---------  -------  -------
   Total increase (decrease) in net assets          17,931   19,368     441,219     426,641    145,417    186,727   12,389    8,887
Net assets at beginning of period                   38,919   19,551   1,333,734     907,093    585,490    398,763   30,246   21,359
                                                  --------  -------  ----------  ----------  ---------  ---------  -------  -------
Net assets at end of period                       $ 56,850  $38,919  $1,774,953  $1,333,734  $ 730,907  $ 585,490  $42,635  $30,246
                                                  ========  =======  ==========  ==========  =========  =========  =======  =======
Analysis of increase (decrease) in units
   outstanding:
   Units sold                                        2,452    1,809      35,115      32,735     13,030     16,157    1,836    1,461
   Units redeemed                                     (521)    (413)     (2,474)     (2,561)    (1,295)      (741)    (373)    (455)
                                                  --------  -------  ----------  ----------  ---------  ---------  -------  -------
      Increase (decrease) in units outstanding       1,931    1,396      32,641      30,174     11,735     15,416    1,463    1,006
Beginning units                                      3,101    1,705     119,968      89,794     50,640     35,224    3,889    2,883
                                                  --------  -------  ----------  ----------  ---------  ---------  -------  -------
Ending units                                         5,032    3,101     152,609     119,968     62,375     50,640    5,352    3,889
                                                  ========  =======  ==========  ==========  =========  =========  =======  =======

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

(5)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                                 FRANKLIN TEMPLETON
                                                                                                                 VARIABLE INSURANCE
                                                                                                                   PRODUCTS TRUST
                                                    FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP              -------------------
                                        ----------------------------------------------------------------------   DEVELOPING MARKETS
                                           GROWTH PORTFOLIO       INDEX 500 PORTFOLIO      MID CAP PORTFOLIO      SECURITIES FUND
                                        ----------------------  ----------------------  ----------------------  -------------------
                                           2005        2004        2005        2004        2005        2004        2005      2004
                                        ----------  ----------  ----------  ----------  ----------  ----------  ---------  --------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)      $  (22,534) $  (20,723) $   20,206  $    3,022  $    6,902  $   (7,289) $   1,188  $    562
      Net realized gain (loss) from
         investment transactions            (3,767)     (9,039)     (1,572)     (2,871)      4,069       4,370       (925)     (280)
      Change in net unrealized
         appreciation (depreciation)
         of investments                    254,470     125,229     137,851     243,885     214,235     196,939     87,544    28,912
                                        ----------  ----------  ----------  ----------  ----------  ----------  ---------  --------
      Net increase (decrease) in net
         assets from operations            228,169      95,467     156,485     244,036     225,206     194,020     87,807    29,194
                                        ----------  ----------  ----------  ----------  ----------  ----------  ---------  --------
   From contract transactions:
      Payments received from contract
         owners                          2,189,085   1,786,522   2,000,317   1,553,675     568,726     429,018    305,708   100,240
      Transfers for contract benefits
         and terminations                 (183,333)   (131,044)   (162,975)   (101,265)    (73,125)    (36,329)   (11,132)   (2,009)
      Contract maintenance charges        (885,602)   (719,161)   (812,240)   (624,321)   (250,376)   (185,811)  (127,398)  (36,998)
      Transfers between subaccounts
         (including fixed account),
         net                                48,283     149,865      85,678     129,797     105,442      34,297     85,844    53,462
                                        ----------  ----------  ----------  ----------  ----------  ----------  ---------  --------
      Net increase (decrease) in net
         assets from contract
         transactions                    1,168,433   1,086,182   1,110,780     957,886     350,667     241,175    253,022   114,695
                                        ----------  ----------  ----------  ----------  ----------  ----------  ---------  --------
      Total increase (decrease) in net
         assets                          1,396,602   1,181,649   1,267,265   1,201,922     575,873     435,195    340,829   143,889
Net assets at beginning of period        3,438,627   2,256,978   3,020,875   1,818,953   1,086,600     651,405    183,106    39,217
                                        ----------  ----------  ----------  ----------  ----------  ----------  ---------  --------
Net assets at end of period             $4,835,229  $3,438,627  $4,288,140  $3,020,875  $1,662,473  $1,086,600  $ 523,935  $183,106
                                        ==========  ==========  ==========  ==========  ==========  ==========  =========  ========
Analysis of increase (decrease) in
   units outstanding:
   Units sold                              148,141     143,232     119,787     107,806      24,909      19,575     21,190    11,778
   Units redeemed                           (5,345)     (6,336)     (7,146)     (3,509)     (3,751)     (1,685)    (1,469)     (322)
                                        ----------  ----------  ----------  ----------  ----------  ----------  ---------  --------
      Increase (decrease) in units
         outstanding                       142,796     136,896     112,641     104,297      21,158      17,890     19,721    11,456
Beginning units                            417,009     280,113     306,285     201,988      69,155      51,265     15,581     4,125
                                        ----------  ----------  ----------  ----------  ----------  ----------  ---------  --------
Ending units                               559,805     417,009     418,926     306,285      90,313      69,155     35,302    15,581
                                        ==========  ==========  ==========  ==========  ==========  ==========  =========  ========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

(5)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2005 AND 2004

                                          FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST,
                                                                CONTINUED
                                        --------------------------------------------------------
                                                                                     SMALL CAP    GOLDMAN SACHS VARIABLE
                                                               SMALL - MID CAP         VALUE          INSURANCE TRUST
                                           GLOBAL ASSET       GROWTH SECURITIES      SECURITIES   ----------------------
                                          ALLOCATION FUND          FUND (1)             FUND        CAPITAL GROWTH FUND
                                        ------------------  ---------------------  -------------  ----------------------
                                          2005      2004       2005        2004    2005(5)  2004     2005        2004
                                        --------  --------  ----------  ---------  -------  ----  ----------  ----------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)      $  3,581  $    998  $   (8,577) $  (6,022) $   (45)  $--  $  (25,181) $     (949)
      Net realized gain (loss) from
         investment transactions          (1,384)      (48)          5       (274)      --    --      (1,128)     (5,677)
      Change in net unrealized
         appreciation (depreciation)
         of investments                    1,249    10,155      56,092     82,132      777    --     134,357     222,711
                                        --------  --------  ----------  ---------  -------   ---  ----------  ----------
      Net increase (decrease) in net
         assets from operations            3,446    11,105      47,520     75,836      732    --     108,048     216,085
                                        --------  --------  ----------  ---------  -------   ---  ----------  ----------
   From contract transactions:
      Payments received from contract
         owners                           67,551    40,718     461,121    424,978   11,248    --   1,910,744   1,590,429
      Transfers for contract benefits
         and terminations                   (897)   (1,706)    (43,298)   (34,760)     (37)   --    (160,763)   (112,828)
      Contract maintenance charges       (23,882)  (11,925)   (189,111)  (172,991)  (4,044)   --    (779,436)   (643,018)
      Transfers between subaccounts
         (including fixed account),
         net                              21,018    13,697      13,621      3,284   32,188    --      68,724      96,730
                                        --------  --------  ----------  ---------  -------   ---  ----------  ----------
      Net increase (decrease) in net
         assets from contract
         transactions                     63,790    40,784     242,333    220,511   39,355    --   1,039,269     931,313
                                        --------  --------  ----------  ---------  -------   ---  ----------  ----------
      Total increase (decrease) in net
         assets                           67,236    51,889     289,853    296,347   40,087    --   1,147,317   1,147,398
Net assets at beginning of period         86,863    34,974     844,785    548,438       --    --   3,040,499   1,893,101
                                        --------  --------  ----------  ---------  -------   ---  ----------  ----------
Net assets at end of period             $154,099  $ 86,863  $1,134,638  $ 844,785  $40,087   $--  $4,187,816  $3,040,499
                                        ========  ========  ==========  =========  =======   ===  ==========  ==========
Analysis of increase (decrease) in
   units outstanding:
   Units sold                              6,295     4,361      26,348     25,930    3,781    --     123,718     116,486
   Units redeemed                         (1,464)     (791)     (1,582)    (2,049)    (262)   --      (4,503)     (5,149)
                                        --------  --------  ----------  ---------  -------   ---  ----------  ----------
      Increase (decrease) in units
         outstanding                       4,831     3,570      24,766     23,881    3,519    --     119,215     111,337
Beginning units                            6,632     3,062      84,454     60,573       --    --     340,622     229,285
                                        --------  --------  ----------  ---------  -------   ---  ----------  ----------
Ending units                              11,463     6,632     109,220     84,454    3,519    --     459,837     340,622
                                        ========  ========  ==========  =========  =======   ===  ==========  ==========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

(5)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2005 AND 2004

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST,
                                                         CONTINUED                               JANUS ASPEN SERIES
                                        ------------------------------------------  --------------------------------------------
                                                                                                             FORTY PORTFOLIO
                                            CORE SMALL                              BALANCED PORTFOLIO       (INSTITUTIONAL
                                          CAP EQUITY FUND     MID CAP VALUE FUND     (SERVICE SHARES)          SHARES) (2)
                                        ------------------  ----------------------  ------------------  ------------------------
                                          2005      2004       2005        2004       2005      2004        2005         2004
                                        --------  --------  ----------  ----------  --------  --------  -----------  -----------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)      $  6,850  $  2,679  $  320,829  $  217,509  $  4,072  $  3,448  $   (44,702) $   (30,102)
      Net realized gain (loss) from
         investment transactions            (896)     (288)      3,172       7,644       120      (110)      (3,567)     (28,289)
      Change in net unrealized
         appreciation (depreciation)
         of investments                   (2,447)    4,652      21,143     255,105    18,467    13,486      827,753      897,493
                                        --------  --------  ----------  ----------  --------  --------  -----------  -----------
      Net increase (decrease) in net
         assets from operations            3,507     7,043     345,144     480,258    22,659    16,824      779,484      839,102
                                        --------  --------  ----------  ----------  --------  --------  -----------  -----------
   From contract transactions:
      Payments received from contract
         owners                           44,586    25,963   1,322,862   1,076,435   169,419   134,359    2,437,569    2,340,941
      Transfers for contract benefits
         and terminations                 (2,296)   (1,029)   (142,110)    (97,223)  (33,676)   (2,579)    (293,118)    (232,129)
      Contract maintenance charges       (15,293)  (10,429)   (586,544)   (465,899)  (66,430)  (48,754)  (1,109,041)  (1,012,142)
      Transfers between subaccounts
         (including fixed account),
         net                             (10,782)   17,329      20,021     (16,491)   10,254    12,632     (119,220)     (77,085)
                                        --------  --------  ----------  ----------  --------  --------  -----------  -----------
      Net increase (decrease) in net
         assets from contract
         transactions                     16,215    31,834     614,229     496,822    79,567    95,658      916,190    1,019,585
                                        --------  --------  ----------  ----------  --------  --------  -----------  -----------
      Total increase (decrease) in net
         assets                           19,722    38,877     959,373     977,080   102,226   112,482    1,695,674    1,858,687
Net assets at beginning of period         65,653    26,776   2,617,553   1,640,473   263,426   150,944    5,969,801    4,111,114
                                        --------  --------  ----------  ----------  --------  --------  -----------  -----------
Net assets at end of period             $ 85,375  $ 65,653  $3,576,926  $2,617,553  $365,652  $263,426  $ 7,665,475  $ 5,969,801
                                        ========  ========  ==========  ==========  ========  ========  ===========  ===========
Analysis of increase (decrease) in
   units outstanding:
   Units sold                              2,362     3,387      42,173      39,188    12,311    11,390      165,301      206,175
   Units redeemed                         (1,280)     (979)     (5,332)     (3,531)   (5,000)   (2,034)     (23,505)     (21,261)
                                        --------  --------  ----------  ----------  --------  --------  -----------  -----------
      Increase (decrease) in units
         outstanding                       1,082     2,408      36,841      35,657     7,311     9,356      141,796      184,914
Beginning units                            4,546     2,138     163,483     127,826    24,299    14,943      957,643      772,729
                                        --------  --------  ----------  ----------  --------  --------  -----------  -----------
Ending units                               5,628     4,546     200,324     163,483    31,610    24,299    1,099,439      957,643
                                        ========  ========  ==========  ==========  ========  ========  ===========  ===========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

(5)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2005 AND 2004

                                                JANUS ASPEN               PIMCO VARIABLE INSURANCE TRUST              SCUDDER
                                             SERIES, CONTINUED    ---------------------------------------------     INVESTMENTS
                                            --------------------         FOREIGN                                     VIT FUNDS
                                                   MID CAP            BOND PORTFOLIO                             ------------------
                                              GROWTH PORTFOLIO         (U.S. DOLLAR                LOW               EQUITY 500
                                              (SERVICE SHARES)          HEDGED)(3)         DURATION PORTFOLIO        INDEX FUND
                                            --------------------  ---------------------  ----------------------  ------------------
                                               2005       2004       2005        2004       2005        2004       2005      2004
                                            ---------  ---------  ----------  ---------  ----------  ----------  --------  --------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)          $  (7,570) $  (5,862) $   25,850  $  25,664  $   28,828  $    6,704  $  1,644  $   (142)
      Net realized gain (loss) from
         investment transactions                5,251     (1,665)       (239)      (227)       (581)         70      (830)     (504)
      Change in net unrealized
         appreciation (depreciation) of
         investments                           97,606    133,884      16,390      7,604     (25,871)      1,875    17,456    19,326
                                            ---------  ---------  ----------  ---------  ----------  ----------  --------  --------
      Net increase (decrease) in net
         assets from operations                95,287    126,357      42,001     33,041       2,376       8,649    18,270    18,680
                                            ---------  ---------  ----------  ---------  ----------  ----------  --------  --------
   From contract transactions:
      Payments received from contract
         owners                               278,355    282,678     648,037    476,886     689,864     562,878   338,401   154,579
      Transfers for contract benefits and
         terminations                         (35,157)   (30,338)    (53,532)   (38,185)    (69,352)    (46,212)  (17,689)     (494)
      Contract maintenance charges           (124,983)  (122,074)   (262,506)  (192,526)   (281,452)   (232,867)  (99,693)  (38,905)
      Transfers between subaccounts
         (including fixed account), net       (50,392)   (12,091)     47,127     54,278      43,577      48,035    60,192    72,788
                                            ---------  ---------  ----------  ---------  ----------  ----------  --------  --------
      Net increase (decrease) in net
         assets from contract transactions     67,823    118,175     379,126    300,453     382,637     331,834   281,211   187,968
                                            ---------  ---------  ----------  ---------  ----------  ----------  --------  --------
      Total increase (decrease) in net
         assets                               163,110    244,532     421,127    333,494     385,013     340,483   299,481   206,648
Net assets at beginning of period             805,623    561,091     849,161    515,667   1,092,330     751,847   275,559    68,911
                                            ---------  ---------  ----------  ---------  ----------  ----------  --------  --------
Net assets at end of period                 $ 968,733  $ 805,623  $1,270,288  $ 849,161  $1,477,343  $1,092,330  $575,040  $275,559
                                            =========  =========  ==========  =========  ==========  ==========  ========  ========
Analysis of increase (decrease) in units
   outstanding:
   Units sold                                  14,596     18,526      29,831     24,979      33,941      28,076    23,783    16,387
   Units redeemed                              (6,987)    (3,076)       (980)      (818)     (2,642)       (852)   (2,837)   (1,367)
                                            ---------  ---------  ----------  ---------  ----------  ----------  --------  --------
      Increase (decrease) in units
         outstanding                            7,609     15,450      28,851     24,161      31,299      27,224    20,946    15,020
Beginning units                                91,731     76,281      66,249     42,088      89,186      61,962    20,687     5,667
                                            ---------  ---------  ----------  ---------  ----------  ----------  --------  --------
Ending units                                   99,340     91,731      95,100     66,249     120,485      89,186    41,633    20,687
                                            =========  =========  ==========  =========  ==========  ==========  ========  ========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

(5)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2005 AND 2004

                                                      SCUDDER VARIABLE SERIES I
                                            ---------------------------------------------
                                                                           GLOBAL
                                                BOND PORTFOLIO       DISCOVERY PORTFOLIO
                                            ---------------------  ----------------------
                                               2005        2004       2005        2004
                                            ----------  ---------  ----------  ----------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)          $   29,351  $  16,311  $   (6,731) $   (8,292)
      Net realized gain (loss) from
         investment transactions                  (858)      (223)      3,408       4,617
      Change in net unrealized
         appreciation (depreciation) of
         investments                           (13,761)    11,863     338,677     293,227
                                            ----------  ---------  ----------  ----------
      Net increase (decrease) in net
         assets from operations                 14,732     27,951     335,354     289,552
                                            ----------  ---------  ----------  ----------
   From contract transactions:
      Payments received from contract
         owners                                548,672    391,440     932,567     770,722
      Transfers for contract benefits and
         terminations                          (67,637)   (28,516)    (90,448)    (60,441)
      Contract maintenance charges            (223,821)  (161,627)   (420,903)   (332,264)
      Transfers between subaccounts
         (including fixed account), net         47,238     42,735        (655)      8,035
                                            ----------  ---------  ----------  ----------
      Net increase (decrease) in net
         assets from contract transactions     304,452    244,032     420,561     386,052
                                            ----------  ---------  ----------  ----------
      Total increase (decrease) in net
         assets                                319,184    271,983     755,915     675,604
Net assets at beginning of period              758,774    486,791   1,684,385   1,008,781
                                            ----------  ---------  ----------  ----------
Net assets at end of period                 $1,077,958  $ 758,774  $2,440,300  $1,684,385
                                            ==========  =========  ==========  ==========
Analysis of increase (decrease) in units
   outstanding:
   Units sold                                   25,598     19,881      35,489      40,128
   Units redeemed                               (2,685)      (837)     (2,617)     (2,945)
                                            ----------  ---------  ----------  ----------
      Increase (decrease) in units
         outstanding                            22,913     19,044      32,872      37,183
Beginning units                                 57,711     38,667     138,802     101,619
                                            ----------  ---------  ----------  ----------
Ending units                                    80,624     57,711     171,674     138,802
                                            ==========  =========  ==========  ==========

                                                       SCUDDER VARIABLE SERIES I
                                            ----------------------------------------------
                                                  GROWTH AND             INTERNATIONAL
                                               INCOME PORTFOLIO            PORTFOLIO
                                            ----------------------  ----------------------
                                               2005        2004        2005        2004
                                            ----------  ----------  ----------  ----------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)          $    7,160  $   (2,290) $   22,428  $    8,054
      Net realized gain (loss) from
         investment transactions                (3,734)    (13,611)     (1,258)    (12,289)
      Change in net unrealized
         appreciation (depreciation) of
         investments                           101,496     169,963     525,026     407,154
                                            ----------  ----------  ----------  ----------
      Net increase (decrease) in net
         assets from operations                104,922     154,062     546,196     402,919
                                            ----------  ----------  ----------  ----------
   From contract transactions:
      Payments received from contract
         owners                                572,721     603,892   1,517,807   1,335,335
      Transfers for contract benefits and
         terminations                          (70,776)    (83,011)   (159,460)   (119,588)
      Contract maintenance charges            (260,823)   (273,386)   (671,624)   (566,489)
      Transfers between subaccounts
         (including fixed account), net        (41,556)    (34,892)    (48,442)     (7,793)
                                            ----------  ----------  ----------  ----------
      Net increase (decrease) in net
         assets from contract transactions     199,566     212,603     638,281     641,465
                                            ----------  ----------  ----------  ----------
      Total increase (decrease) in net
         assets                                304,488     366,665   1,184,477   1,044,384
Net assets at beginning of period            1,859,911   1,493,246   3,123,382   2,078,998
                                            ----------  ----------  ----------  ----------
Net assets at end of period                 $2,164,399  $1,859,911  $4,307,859  $3,123,382
                                            ==========  ==========  ==========  ==========
Analysis of increase (decrease) in units
   outstanding:
   Units sold                                   31,410      36,686     106,871     122,133
   Units redeemed                               (8,434)    (10,169)    (10,333)     (9,336)
                                            ----------  ----------  ----------  ----------
      Increase (decrease) in units
         outstanding                            22,976      26,517      96,538     112,797
Beginning units                                214,746     188,229     487,715     374,918
                                            ----------  ----------  ----------  ----------
Ending units                                   237,722     214,746     584,253     487,715
                                            ==========  ==========  ==========  ==========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

(5)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2005 AND 2004

                                              SCUDDER VARIABLE
                                            SERIES I, CONTINUED
                                                   MONEY
                                              MARKET PORTFOLIO
                                            -------------------
                                              2005      2004
                                            --------  --------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)          $  4,533  $    135
      Net realized gain (loss) from
         investment transactions                  --        --
      Change in net unrealized
         appreciation (depreciation) of
         investments                              --        --
                                            --------  --------
      Net increase (decrease) in net
         assets from operations                4,533       135
                                            --------  --------
   From contract transactions:
      Payments received from contract
         owners                              105,367   168,323
      Transfers for contract benefits and
         terminations                        (15,067)   (4,757)
      Contract maintenance charges           (45,916)  (43,453)
      Transfers between subaccounts
         (including fixed account), net      (18,882)    3,495
                                            --------  --------
      Net increase (decrease) in net
         assets from contract transactions    25,502   123,608
                                            --------  --------
      Total increase (decrease) in net
         assets                               30,035   123,743
Net assets at beginning of period            228,760   105,017
                                            --------  --------
Net assets at end of period                 $258,795  $228,760
                                            ========  ========
Analysis of increase (decrease) in units
   outstanding:
   Units sold                                  5,571    12,813
   Units redeemed                             (3,213)   (1,333)
                                            --------  --------
      Increase (decrease) in units
         outstanding                           2,358    11,480
Beginning units                               21,224     9,744
                                            --------  --------
Ending units                                  23,582    21,224
                                            ========  ========


                                                                  SCUDDER VARIABLE SERIES II
                                            ----------------------------------------------------------------------
                                               DREMAN HIGH RETURN      GOVERNMENT & AGENCY        HIGH INCOME
                                                EQUITY PORTFOLIO       SECURITIES PORTFOLIO        PORTFOLIO
                                            ------------------------  ---------------------  ---------------------
                                                2005         2004        2005        2004       2005        2004
                                            -----------  -----------  ----------  ---------  ----------  ---------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)          $    64,225  $    38,581  $   39,073  $  23,146  $   87,960  $  40,509
      Net realized gain (loss) from
         investment transactions                  5,925          205      (1,117)    (1,060)     (3,551)       313
      Change in net unrealized
         appreciation (depreciation) of
         investments                            528,494      793,471     (20,066)     3,777     (49,519)    46,738
                                            -----------  -----------  ----------  ---------  ----------  ---------
      Net increase (decrease) in net
         assets from operations                 598,644      832,257      17,890     25,863      34,890     87,560
                                            -----------  -----------  ----------  ---------  ----------  ---------
   From contract transactions:
      Payments received from contract
         owners                               3,607,538    3,239,241     366,108    397,223     621,164    481,760
      Transfers for contract benefits and
         terminations                          (381,989)    (303,196)    (50,258)   (44,042)    (67,212)   (37,203)
      Contract maintenance charges           (1,575,290)  (1,389,281)   (162,894)  (174,416)   (261,207)  (203,618)
      Transfers between subaccounts
         (including fixed account), net         (25,155)       5,744      (7,423)   (12,471)      9,942     44,900
                                            -----------  -----------  ----------  ---------  ----------  ---------
      Net increase (decrease) in net
         assets from contract transactions    1,625,104    1,552,508     145,533    166,294     302,687    285,839
                                            -----------  -----------  ----------  ---------  ----------  ---------
      Total increase (decrease) in net
         assets                               2,223,748    2,384,765     163,423    192,157     337,577    373,399
Net assets at beginning of period             7,563,152    5,178,387     996,280    804,123     941,757    568,358
                                            -----------  -----------  ----------  ---------  ----------  ---------
Net assets at end of period                 $ 9,786,900  $ 7,563,152  $1,159,703  $ 996,280  $1,279,334  $ 941,757
                                            ===========  ===========  ==========  =========  ==========  =========
Analysis of increase (decrease) in units
   outstanding:
   Units sold                                   105,939      112,633      13,508     15,178      26,952     25,524
   Units redeemed                                (8,718)      (8,278)     (2,319)    (2,055)     (3,119)    (1,076)
                                            -----------  -----------  ----------  ---------  ----------  ---------
      Increase (decrease) in units
         outstanding                             97,221      104,355      11,189     13,123      23,833     24,448
Beginning units                                 461,590      357,235      77,160     64,037      74,621     50,173
                                            -----------  -----------  ----------  ---------  ----------  ---------
Ending units                                    558,811      461,590      88,349     77,160      98,454     74,621
                                            ===========  ===========  ==========  =========  ==========  =========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

(5)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2005 AND 2004

                                              SCUDDER VARIABLE
                                            SERIES II, CONTINUED               WM VARIABLE TRUST - EQUITY FUNDS
                                            --------------------  ----------------------------------------------------------
                                                  SMALL CAP              EQUITY              GROWTH &
                                              GROWTH PORTFOLIO         INCOME FUND         INCOME FUND        GROWTH FUND
                                            --------------------  --------------------  -----------------  -----------------
                                               2005       2004       2005        2004     2005      2004     2005      2004
                                            ---------  ---------  ----------  --------  --------  -------  --------  -------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)           $ (1,938) $ (1,556)  $    5,199  $  1,467  $     46  $     7  $   (215) $  (104)
      Net realized gain (loss) from
         investment transactions                 (282)   (2,835)        (182)     (193)      (50)     (41)      (40)     (75)
      Change in net unrealized
         appreciation (depreciation) of
         investments                           16,524    22,903       75,166    52,059     1,243    1,017     4,631    1,963
                                             --------  --------   ----------  --------  --------  -------  --------  -------
      Net increase (decrease) in net
         assets from operations                14,304    18,512       80,183    53,333     1,239      983     4,376    1,784
                                             --------  --------   ----------  --------  --------  -------  --------  -------
   From contract transactions:
      Payments received from contract
         owners                                79,377    72,403      796,797   254,709    35,249   16,401    46,299   24,870
      Transfers for contract benefits and
         terminations                          (9,933)   (9,784)     (24,498)   (7,645)     (429)     (25)   (2,118)    (199)
      Contract maintenance charges            (31,146)  (30,176)    (264,660)  (85,254)  (11,903)  (5,165)  (13,134)  (7,278)
      Transfers between subaccounts
         (including fixed account), net          (946)  (14,110)     201,222   114,902    17,188    5,663    23,636    4,440
                                             ========  ========   ==========  ========  ========  =======  ========  =======
      Net increase (decrease) in net
         assets from contract transactions     37,352    18,333      708,861   276,712    40,105   16,874    54,683   21,833
                                             --------  --------   ----------  --------  --------  -------  --------  -------
      Total increase (decrease) in
         net assets                            51,656    36,845      789,044   330,045    41,344   17,857    59,059   23,617
Net assets at beginning of period             195,549   158,704      494,161   164,116    19,891    2,034    28,631    5,014
                                             --------  --------   ----------  --------  --------  -------  --------  -------
Net assets at end of period                  $247,205  $195,549   $1,283,205  $494,161  $ 61,235  $19,891  $ 87,690  $28,631
                                             ========  ========   ==========  ========  ========  =======  ========  =======
Analysis of increase (decrease) in units
   outstanding:
   Units sold                                  10,846    10,330       53,006    22,897     3,349    1,538     4,379    1,996
   Units redeemed                              (2,304)   (5,551)      (4,338)   (1,075)     (296)    (188)     (257)    (212)
                                             --------  --------   ----------  --------  --------  -------  --------  -------
      Increase (decrease) in units
         outstanding                            8,542     4,779       48,668    21,822     3,053    1,350     4,122    1,784
                                             --------  --------   ----------  --------  --------  -------  --------  -------
Beginning units                                44,657    39,878       36,053    14,231     1,518      168     2,197      413
                                             --------  --------   ----------  --------  --------  -------  --------  -------
Ending units                                   53,199    44,657       84,721    36,053     4,571    1,518     6,319    2,197
                                             ========  ========   ==========  ========  ========  =======  ========  =======

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

(5)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

  The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2005 AND 2004

                                                                    WM VARIABLE TRUST - EQUITY FUNDS, CONTINUED
                                                ----------------------------------------------------------------------------------
                                                  INTERNATIONAL           MID CAP               SMALL CAP           WEST COAST
                                                   GROWTH FUND           STOCK FUND          GROWTH FUND (4)        EQUITY FUND
                                                -----------------  ---------------------  --------------------  ------------------
                                                  2005      2004      2005        2004       2005       2004      2005      2004
                                                --------  -------  ----------  ---------  ---------  ---------  --------  --------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)              $    313  $    (3) $   62,608  $   6,479  $  (6,714) $  (5,054) $   (530) $   (338)
      Net realized gain (loss) from investment
         transactions                               (140)     (48)      2,721      3,749     (4,349)    (3,673)     (435)     (212)
      Change in net unrealized appreciation
         (depreciation) of investments            16,281    1,671      63,586     85,493      3,938     39,437    25,170    12,732
                                                --------  -------  ----------  ---------  ---------  ---------  --------  --------
      Net increase (decrease) in net assets
      from operations                             16,454    1,620     128,915     95,721     (7,125)    30,710    24,205    12,182
                                                --------  -------  ----------  ---------  ---------  ---------  --------  --------
   From contract transactions:
      Payments received from contract owners      76,961   11,405     543,197    418,934    381,865    303,478   223,117    97,209
      Transfers for contract benefits and
         terminations                               (495)     (17)    (44,222)   (33,078)   (39,781)   (24,776)   (6,084)   (1,842)
      Contract maintenance charges               (25,616)  (3,593)   (214,520)  (174,926)  (154,163)  (130,259)  (84,283)  (30,340)
      Transfers between subaccounts (including
         fixed account), net                      60,963   12,890      (6,824)    32,892     15,271     28,606   123,808    36,819
                                                --------  -------  ----------  ---------  ---------  ---------  --------  --------
      Net increase (decrease) in net assets
         from contract transactions              111,813   20,685     277,631    243,822    203,192    177,049   256,558   101,846
                                                --------  -------  ----------  ---------  ---------  ---------  --------  --------
      Total increase (decrease) in net assets    128,267   22,305     406,546    339,543    196,067    207,759   280,763   114,028
Net assets at beginning of period                 22,565      260     900,986    561,443    704,047    496,288   132,485    18,457
                                                --------  -------  ----------  ---------  ---------  ---------  --------  --------
Net assets at end of period                     $150,832  $22,565  $1,307,532  $ 900,986  $ 900,114  $ 704,047  $413,248  $132,485
                                                ========  =======  ==========  =========  =========  =========  ========  ========
Analysis of increase (decrease) in units
   outstanding:
   Units sold                                      7,366    1,565      22,394     22,202     27,544     22,384    19,722     7,819
   Units redeemed                                   (354)    (100)     (2,920)    (2,523)    (4,269)    (1,884)   (2,439)     (563)
                                                --------  -------  ----------  ---------  ---------  ---------  --------  --------
      Increase (decrease) in units outstanding     7,012    1,465      19,474     19,679     23,275     20,500    17,283     7,256
Beginning units                                    1,484       19      67,047     47,368     78,356     57,856     8,596     1,340
                                                --------  -------  ----------  ---------  ---------  ---------  --------  --------
Ending units                                       8,496    1,484      86,521     67,047    101,631     78,356    25,879     8,596
                                                ========  =======  ==========  =========  =========  =========  ========  ========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

(5)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

  The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2005 AND 2004

                                                                WM VARIABLE TRUST - FIXED-INCOME FUNDS
                                                ----------------------------------------------------------------------
                                                                                        SHORT TERM     U.S. GOVERNMENT
                                                   INCOME FUND     MONEY MARKET FUND    INCOME FUND    SECURITIES FUND
                                                -----------------  -----------------  --------------  ----------------
                                                  2005      2004     2005      2004    2005    2004     2005     2004
                                                --------  -------  --------  -------  ------  ------  -------  -------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)              $    747  $    83  $     64  $    10  $   93  $   79  $   140  $    28
      Net realized gain (loss) from investment
         transactions                               (239)     (41)       --       --     (24)     (9)     (32)      (8)
      Change in net unrealized appreciation
         (depreciation) of investments              (251)      49        --       --     (35)    (48)     (44)      15
                                                --------  -------  --------  -------  ------  ------  -------  -------
      Net increase (decrease) in net assets
         from operations                             257       91        64       10      34      22       64       35
                                                --------  -------  --------  -------  ------  ------  -------  -------
   From contract transactions:
      Payments received from contract owners      29,040    3,550    10,082       10   1,283     906    5,730    3,073
      Transfers for contract benefits
         and terminations                           (191)      --       (48)      --       0      --     (752)      (1)
      Contract maintenance charges               (10,779)  (1,199)   (2,632)  (1,038)   (697)   (668)  (1,363)  (1,001)
      Transfers between subaccounts (including
         fixed account), net                       2,378    3,741   (14,804)   8,656     (45)     --      323      271
                                                --------  -------  --------  -------  ------  ------  -------  -------
      Net increase (decrease) in net assets
         from contract transactions               20,448    6,092    (7,402)   7,628     541     238    3,938    2,342
                                                --------  -------  --------  -------  ------  ------  -------  -------
      Total increase (decrease) in net assets     20,705    6,183    (7,338)   7,638     575     260    4,002    2,377
Net assets at beginning of period                  6,227       44     7,638       --   2,645   2,385    2,510      133
                                                --------  -------  --------  -------  ------  ------  -------  -------
Net assets at end of period                     $ 26,932  $ 6,227  $    300  $ 7,638  $3,220  $2,645  $ 6,512  $ 2,510
                                                ========  =======  ========  =======  ======  ======  =======  =======
Analysis of increase (decrease) in units
   outstanding:
   Units sold                                      2,606      658     1,527      871     147      85      504      292
   Units redeemed                                   (735)     (90)   (2,264)    (104)    (94)    (62)    (124)     (62)
                                                --------  -------  --------  -------  ------  ------  -------  -------
      Increase (decrease) in units outstanding     1,871      568      (737)     767      53      23      380      230
Beginning units                                      572        4       767       --     257     234      243       13
                                                --------  -------  --------  -------  ------  ------  -------  -------
Ending units                                       2,443      572        30      767     310     257      623      243
                                                ========  =======  ========  =======  ======  ======  =======  =======

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

(5)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

  The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2005 AND 2004

                                                          WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                                          -----------------------------------------------------------------------------------------
                                                                      CONSERVATIVE           CONSERVATIVE             FLEXIBLE
                                            BALANCED PORTFOLIO     BALANCED PORTFOLIO       GROWTH PORTFOLIO      INCOME PORTFOLIO
                                          ----------------------  -------------------  ------------------------  ------------------
                                             2005        2004        2005      2004        2005         2004       2005      2004
                                          ----------  ----------  ---------  --------  -----------  -----------  --------  --------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)        $   19,061  $    7,496  $   4,703  $  1,595  $     9,815  $     6,180  $  3,988  $  1,011
      Net realized gain (loss) from
         investment transactions              (1,032)     (1,826)      (233)     (566)      (1,499)        (903)       19      (175)
      Change in net unrealized
         appreciation (depreciation) of
         investments                         111,717     103,825      9,298    13,933      354,307      279,905       224     3,721
                                          ----------  ----------  ---------  --------  -----------  -----------  --------  --------
      Net increase (decrease) in net
         assets from operations              129,746     109,495     13,768    14,962      362,623      285,182     4,231     4,557
                                          ----------  ----------  ---------  --------  -----------  -----------  --------  --------
   From contract transactions:
      Payments received from contract
         owners                            1,972,483   1,169,412    228,035   155,093    4,871,872    2,717,169    88,169    54,989
      Transfers for contract benefits
         and terminations                   (178,728)    (33,678)   (10,567)   (7,188)    (294,350)    (112,585)  (10,749)   (2,885)
      Contract maintenance charges          (802,872)   (446,886)  (103,313)  (66,182)  (1,902,966)  (1,034,472)  (35,214)  (20,304)
      Transfers between subaccounts
         (including fixed account), net      258,910     295,416     28,409    47,566      489,705      744,047    30,768    31,687
                                          ==========  ==========  =========  ========  ===========  ===========  ========  ========
      Net increase (decrease) in net
         assets from contract
         transactions                      1,249,793     984,264    142,564   129,289    3,164,261    2,314,159    72,974    63,487
                                          ==========  ==========  =========  ========  ===========  ===========  ========  ========
      Total increase (decrease) in net
         assets                            1,379,539   1,093,759    156,332   144,251    3,526,884    2,599,341    77,205    68,044
Net assets at beginning of period          1,669,943     576,184    272,370   128,119    3,624,581    1,025,240   102,543    34,499
                                          ----------  ----------  ---------  --------  -----------  -----------  --------  --------
Net assets at end of period               $3,049,482  $1,669,943  $ 428,702  $272,370  $ 7,151,465  $ 3,624,581  $179,748  $102,543
                                          ==========  ==========  =========  ========  ===========  ===========  ========  ========
Analysis of increase (decrease) in units
   outstanding:
   Units sold                                105,410      86,199     14,373    13,613      234,024      186,112    11,506     7,270
   Units redeemed                            (11,207)     (7,195)    (2,890)   (2,649)      (8,625)      (7,257)   (5,423)   (1,694)
                                          ----------  ----------  ---------  --------  -----------  -----------  --------  --------
      Increase (decrease) in units
         outstanding                          94,203      79,004     11,483    10,964      225,399      178,855     6,083     5,576
Beginning units                              126,421      47,417     21,940    10,976      260,080       81,225     8,611     3,035
                                          ----------  ----------  ---------  --------  -----------  -----------  --------  --------
Ending units                                 220,624     126,421     33,423    21,940      485,479      260,080    14,694     8,611
                                          ==========  ==========  =========  ========  ===========  ===========  ========  ========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

(5)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2005 AND 2004

                                              WM VARIABLE TRUST -
                                          STRATEGIC ASSET MANAGEMENT
                                             PORTFOLIOS, CONTINUED
                                          --------------------------
                                                   STRATEGIC
                                               GROWTH PORTFOLIO
                                          --------------------------
                                              2005          2004
                                          ------------  ------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)        $   (27,644)  $    (9,434)
      Net realized gain (loss) from
         investment transactions               (3,743)       (1,426)
      Change in net unrealized
         appreciation (depreciation) of
         investments                          629,166       468,416
                                          -----------   -----------
      Net increase (decrease) in net
         assets from operations               597,779       457,556
                                          -----------   -----------
   From contract transactions:
      Payments received from contract
         owners                             6,478,314     3,613,946
      Transfers for contract benefits
         and terminations                    (468,745)      (90,785)
      Contract maintenance charges         (2,465,843)   (1,353,543)
      Transfers between subaccounts
         (including fixed account), net       890,926     1,237,865
                                          -----------   -----------
      Net increase (decrease) in net
         assets from contract
         transactions                       4,434,652     3,407,483
                                          ===========   ===========
      Total increase (decrease) in net
         assets                             5,032,431     3,865,039
Net assets at beginning of period           5,297,958     1,432,919
                                          -----------   -----------
Net assets at end of period               $10,330,389   $ 5,297,958
                                          ===========   ===========
Analysis of increase (decrease) in
   units outstanding:
   Units sold                                 329,692       260,776
   Units redeemed                             (24,345)       (3,931)
                                          -----------   -----------
      Increase (decrease) in units
         outstanding                          305,347       256,845
Beginning units                               367,581       110,736
                                          -----------   -----------
Ending units                                  672,928       367,581
                                          ===========   ===========

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

(5)  For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS

1.   THE COMPANY

     The Farmers Variable Life Separate Account A (the "Account"), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the "Company") during 2000 and exists in accordance with the regulations of the Office of the Insurance Commissioner of the State of Washington. The Company is a wholly owned subsidiary of Farmers Group, Inc. ("FGI"), whose ultimate parent is Zurich Financial Services Group. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries and a reinsurance company, Farmers Reinsurance Company.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the Variable Universal Life and Life Accumulator policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

     The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested at the direction of the policyholders in the subaccounts that comprise the Account. The Account is currently comprised of forty-five subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the "Funds").

     The Variable Universal Life portfolio includes:

     CALVERT VARIABLE SERIES, INC.
     Social Small Cap Growth Portfolio

     DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES
     Developing Leaders Portfolio
     Quality Bond Portfolio

     DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS SHARES Socially Responsible Growth Fund

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.   THE COMPANY (CONTINUED)

     FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP - SERVICE CLASS SHARES
        Growth Portfolio
        Index 500 Portfolio
        Mid Cap Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES
        Developing Markets Securities Fund
        Global Asset Allocation Fund
        Small - Mid Cap Growth Securities Fund
        Small Cap Value Securities Fund (1)

     GOLDMAN SACHS VARIABLE INSURANCE TRUST
        Capital Growth Fund
        CORE Small Cap Equity Fund
        Mid Cap Value Fund (2)

     JANUS ASPEN SERIES
        Balanced Portfolio (Service Shares)
        Forty Portfolio (Institutional Shares)
        Mid Cap Growth Portfolio (Service Shares)

     PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES
        Foreign Bond Portfolio (U.S. Dollar Hedged)
        Low Duration Portfolio

     SCUDDER VARIABLE SERIES I - CLASS A SHARES
        Bond Portfolio
        Global Discovery Portfolio
        Growth and Income Portfolio
        International Portfolio
        Money Market Portfolio

     SCUDDER VARIABLE SERIES II - CLASS A SHARES
        Dreman High Return Equity Portfolio
        Government & Agency Securities Portfolio
        High Income Portfolio
        Small Cap Growth Portfolio

     WM VARIABLE TRUST - EQUITY FUNDS - CLASS 2 SHARES
        Equity Income Fund
        Mid Cap Stock Fund
        Small Cap Growth Fund
        West Coast Equity Fund (1)

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.   THE COMPANY (CONTINUED)

     WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS - CLASS 2 SHARES
        Balanced Portfolio
        Conservative Balanced Portfolio
        Conservative Growth Portfolio
        Flexible Income Portfolio
        Strategic Growth Portfolio

     The Life Accumulator portfolio includes:

     FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP - SERVICE CLASS SHARES
        Growth Portfolio (1)

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES
        Small Cap Value Securities Fund (1)

     GOLDMAN SACHS VARIABLE INSURANCE TRUST
        CORE Small Cap Equity Fund (1)
        Mid Cap Value Fund (1) (2)

     JANUS ASPEN SERIES
        Mid Cap Growth Portfolio (Service Shares) (1)

     SCUDDER INVESTMENTS VIT FUNDS - CLASS B SHARES
        Equity 500 Index Fund

     SCUDDER VARIABLE SERIES II - CLASS A SHARES
        Dreman High Return Equity Portfolio (1)

     WM VARIABLE TRUST - EQUITY FUNDS - CLASS 2 SHARES
        Equity Income Fund
        Growth & Income Fund
        Growth Fund
        International Growth Fund
        Mid Cap Stock Fund
        Small Cap Growth Fund
        West Coast Equity Fund

     WM VARIABLE TRUST - FIXED-INCOME FUNDS - CLASS 2 SHARES
        Income Fund
        Money Market Fund
        Short Term Income Fund
        U.S. Government Securities Fund

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.   THE COMPANY (CONTINUED)

     WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS - CLASS 2 SHARES
        Balanced Portfolio
        Conservative Balanced Portfolio
        Conservative Growth Portfolio
        Flexible Income Portfolio
        Strategic Growth Portfolio

(1)  Additional investment option available to policyholders as of May 2, 2005.

(2) Investment closed to new policyholders as of May 13, 2005. Effective May 1, 2006, only policyholders who held shares as of May 13, 2005 are permitted to make additional purchases and to reinvest dividends and capital gains into their accounts.

     The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account ("Fixed Account"), to which policyholders may direct their deposits and receive a fixed rate of return.

     The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.   SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS AND ACCUMULATION UNIT VALUES

     Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value per share of the respective portfolios at December 31, 2005. Accumulation unit values are computed daily based on total net assets of the Account.

     REALIZED GAINS AND LOSSES

     Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

     PAYABLE TO FARMERS NEW WORLD LIFE INSURANCE COMPANY

     Amounts payable to the Company consist of unsettled transactions. The amounts are due from the respective portfolios to the Company for asset-based charges.

     FEDERAL INCOME TAX

     The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Dividend income and capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.   EXPENSES

                          FEES AND CHARGES                             VARIABLE UNIVERSAL LIFE         LIFE ACCUMULATOR
                          ----------------                             -----------------------         ----------------
EXPENSES
   MORTALITY AND EXPENSE RISK CHARGE
   Basic charges are assessed through reduction of unit values.                 0.90%                   0.25% - 0.70%
CONTRACT CHARGES
   PREMIUM CHARGE
   Charge is deducted upon payment of each premium.                             3.50%                       4.25%
   PARTIAL WITHDRAWAL CHARGE
   Charge is deducted upon cash withdrawal.                             2.0% not to exceed $25      2.0% not to exceed $25
   SURRENDER CHARGE
   Charges are deducted upon full surrender                                                       $0 - $51.68 per $1,000 of
                                                                                                         face amount
   Deferred Sales Charge Component                                      $0 - $75 per $1,000 of
                                                                             face amount
   Administrative Component                                           $0 - $17.50 per $1,000 of
                                                                             face amount
   INCREASE IN PRINCIPAL SUM CHARGE
   Charge is deducted upon increase in principal sum.                  $1.50 per $1,000, not to               NA
                                                                             exceed $300
   TRANSFER CHARGE
   This charge is assessed through the redemption of units.                    $0 - $25                    $0 - $25
   ADDITIONAL ANNUAL REPORT FEE
   This charge is assessed through the redemption of units.                       $5                          $5
   MONTHLY ADMINISTRATIVE CHARGE
   This charge is assessed monthly through the redemption of units,            $5 - $8                     $7 - $10
   on the issue date and on each monthly due date.
   COST OF INSURANCE
   This charge is assessed monthly through the redemption of units,   $0.06 - $83.07 per $1,000   $0.03 - $83.33 per $1,000
   on the issue date and on each monthly due date.                        of benefit amount           of benefit amount
   MONTHLY SPECIAL PREMIUM CLASS CHARGE
   This charge is assessed monthly through the redemption of units,   Up to four times the Cost   Up to four times the Cost
   on the issue date and on each monthly due date.                       of Insurance Charge.        of Insurance Charge.
                                                                         The Special Premium         The Special Premium
                                                                        Class Charge for most       Class Charge for most
                                                                           policies is $0.             policies is $0.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.   EXPENSES (CONTINUED)

                          FEES AND CHARGES                             VARIABLE UNIVERSAL LIFE         LIFE ACCUMULATOR
                          ----------------                             -----------------------         ----------------
CONTRACT CHARGES, CONTINUED
   FLAT EXTRA MONTHLY CHARGE
   This charge is assessed monthly through the redemption of units,   $0 - $1,000 per $1,000 of   $0 - $1,000 per $1,000 of
   on the issue date and on each monthly due date.                          benefit amount              benefit amount
   MONTHLY UNDERWRITING AND SALES CHARGE
   This charge is assessed monthly through the redemption of units,               NA               $0.24 - $0.88 per $1,000
   on the issue date and on each monthly due date during the first                                    of benefit amount
   five years and within five years after any increase in principal sum.
   LOAN INTEREST SPREAD
   Assessed at the end of each policy year, at which point interest   1.5% - 5.0% of the policy    0.25% of the policy loan
   is added to the outstanding loan balance and a smaller amount of          loan balance                  balance
   interest is credited to the policy's fixed account.
   ACCIDENTAL DEATH BENEFIT RIDER
   This charge is assessed monthly through the redemption of units,    $0.04 - $0.38 per $1,000               NA
   on the issue date and on each monthly due date.                         of rider amount
   MONTHLY DISABILITY BENEFIT RIDER
   This charge is assessed monthly through the redemption of units,      $4 - $40 per $100 of        $4 - $40 per $100 of
   on the issue date and on each monthly due date.                         monthly benefit             monthly benefit
   CHILDREN'S TERM RIDER
   This charge is assessed monthly through the redemption of units,    $0.78 - $0.87 per $1,000               NA
   on the issue date and on each monthly due date.                         of rider amount
   ADDITIONAL INSURED TERM RIDER
   This charge is assessed monthly through the redemption of units,    $0.09 - $4.35 per $1,000               NA
   on the issue date and on each monthly due date.                         of rider amount
   ACCELERATED DEATH BENEFIT RIDER
   This charge is deducted upon benefit payment.                       Charge per $1,000 of the               NA
                                                                       amount of death benefit
                                                                         accelerated plus the
                                                                          actuarial discount

     PORTFOLIO OPERATING EXPENSES

     The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly by the policyholders, which currently ranges up to 2%.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2005 consist of the following:

                                                                             PURCHASES    SALES
                                                                            ----------  --------
CALVERT VARIABLE SERIES, INC.
   Social Small Cap Growth Portfolio                                        $   27,718  $  6,147
DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES
   Developing Leaders Portfolio                                                379,312    32,755
   Quality Bond Portfolio                                                      171,408    18,388
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS SHARES
   Socially Responsible Growth Fund                                             13,952     2,982
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP - SERVICE CLASS SHARES
   Growth Portfolio                                                          1,205,466    58,609
   Index 500 Portfolio                                                       1,216,284    84,425
   Mid Cap Portfolio                                                           428,038    70,075
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES
   Developing Markets Securities Fund                                          272,614    18,158
   Global Asset Allocation Fund                                                 86,861    19,444
   Small - Mid Cap Growth Securities Fund                                      253,757    19,805
   Small Cap Value Securities Fund                                              42,294     2,963
GOLDMAN SACHS VARIABLE INSURANCE TRUST
   Capital Growth Fund                                                       1,065,573    50,699
   CORE Small Cap Equity Fund                                                   41,615    18,528
   Mid Cap Value Fund                                                        1,040,764   104,815
JANUS ASPEN SERIES
   Balanced Portfolio (Service Shares)                                         140,440    56,730
   Forty Portfolio (Institutional Shares)                                    1,063,592   190,992
   Mid Cap Growth Portfolio (Service Shares)                                   127,244    66,888
PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES
   Foreign Bond Portfolio (U.S. Dollar Hedged)                                 421,306    16,110
   Low Duration Portfolio                                                      448,427    36,728
SCUDDER INVESTMENTS VIT FUNDS - CLASS B SHARES
   Equity 500 Index Fund                                                       321,819    38,801
SCUDDER VARIABLE SERIES I - CLASS A SHARES
   Bond Portfolio                                                              372,403    38,388
   Global Discovery Portfolio                                                  456,775    42,440
   Growth and Income Portfolio                                                 291,973    85,064
   International Portfolio                                                     750,049    88,543
   Money Market Portfolio                                                       65,547    35,524
SCUDDER VARIABLE SERIES II - CLASS A SHARES
   Dreman High Return Equity Portfolio                                       1,881,874   191,082
   Government & Agency Securities Portfolio                                    219,892    35,189
   High Income Portfolio                                                       434,931    44,057
   Small Cap Growth Portfolio                                                   47,005    11,558
WM VARIABLE TRUST - EQUITY FUNDS - CLASS 2 SHARES
   Equity Income Fund                                                          780,282    65,697
   Growth & Income Fund                                                         44,201     4,026
   Growth Fund                                                                  58,059     3,559
   International Growth Fund                                                   117,870     5,674
   Mid Cap Stock Fund                                                          384,770    44,270
   Small Cap Growth Fund                                                       242,574    45,970
   West Coast Equity Fund                                                      294,609    38,419
WM VARIABLE TRUST - FIXED-INCOME FUNDS - CLASS 2 SHARES
   Income Fund                                                                  29,294     8,086
   Money Market Fund                                                            15,418    22,760
   Short Term Income Fund                                                        1,629       995
   U.S. Government Securities Fund                                               5,397     1,317
WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS - CLASS 2 SHARES
   Balanced Portfolio                                                        1,421,473   151,696
   Conservative Balanced Portfolio                                             184,421    37,055
   Conservative Growth Portfolio                                             3,311,031   134,573
   Flexible Income Portfolio                                                   140,763    63,745
   Strategic Growth Portfolio                                                4,777,061   366,543

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5. FINANCIAL HIGHLIGHTS

     The Company sells variable universal life products, which have unique combinations of features and fees that are charges against the policyholder's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

     The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

                                                   AT DECEMBER 31                      FOR THE PERIOD ENDED DECEMBER 31
                                       --------------------------------------  ------------------------------------------------
                                                                                               EXPENSE
                                                                               INVESTMENT     RATIO **
                                                       UNIT            NET       INCOME       LOWEST TO      TOTAL RETURN ***
                                        UNITS       FAIR VALUE       ASSETS      RATIO *       HIGHEST       LOWEST TO HIGHEST
                                       -------  -----------------  ----------  ----------  --------------  --------------------
CALVERT VARIABLE SERIES, INC:
   Social Small Cap Growth Portfolio
      2005                               5,032  $11.30 to $11.30   $   56,850     0.00%    0.88% to 0.88%   (9.97)% to  (9.97)%
      2004                               3,101   12.55 to  12.55       38,919     0.00%    0.87% to 0.87%     9.47% to    9.47%
      2003                               1,705   11.46 to  11.46       19,551     1.77%    0.87% to 0.87%    38.33% to   38.33%
      2002                                 946    8.29 to   8.29        7,843     2.32%    0.87% to 0.87%  (23.24)% to (23.24)%
      2001(4)                              292   10.80 to  10.80        3,149     0.00%    0.75% to 0.75%     6.44% to    6.44%
DREYFUS VARIABLE INVESTMENT FUND -
   SERVICE CLASS SHARES:
   Developing Leaders Portfolio (5)
      2005                             152,609   11.63 to  11.63    1,774,953     0.00%    0.88% to 0.88%     4.62% to    4.62%
      2004                             119,968   11.12 to  11.12    1,333,734     0.00%    0.88% to 0.88%    10.05% to   10.05%
      2003                              89,794   10.10 to  10.10      907,093     0.00%    0.87% to 0.87%    30.18% to   30.18%
      2002                              51,115    7.76 to   7.76      396,650     0.01%    0.85% to 0.85%  (20.03)% to (20.03)%
      2001(4)                           12,626    9.70 to   9.70      122,518     0.44%    0.78% to 0.78%   (3.49)% to  (3.49)%
   Quality Bond Portfolio
      2005                              62,375   11.72 to  11.72      730,907     3.37%    0.89% to 0.89%     1.35% to    1.35%
      2004                              50,640   11.56 to  11.56      585,490     3.91%    0.89% to 0.89%     2.13% to    2.13%
      2003                              35,224   11.32 to  11.32      398,763     3.71%    0.87% to 0.87%     3.85% to    3.85%
      2002                              18,773   10.90 to  10.90      204,653     4.76%    0.86% to 0.86%     6.51% to    6.51%
      2001(4)                            6,903   10.23 to  10.23       70,652     5.93%    0.78% to 0.78%     2.02% to    2.02%
DREYFUS SOCIALLY RESPONSIBLE GROWTH
   FUND, INC. - SERVICE CLASS SHARES:
   Socially Responsible Growth Fund
      2005                               5,352    7.97 to   7.97       42,635     0.00%    0.89% to 0.89%     2.43% to    2.43%
      2004                               3,889    7.78 to   7.78       30,246     0.18%    0.89% to 0.89%     4.99% to    4.99%
      2003                               2,883    7.41 to   7.41       21,359     0.01%    0.87% to 0.87%    24.63% to   24.63%
      2002                               1,759    5.94 to   5.94       10,457     0.02%    0.86% to 0.86%  (29.77)% to (29.77)%
      2001(4)                              530    8.46 to   8.46        4,485     0.00%    0.83% to 0.83%  (16.73)% to (16.73)%
FIDELITY VARIABLE INSURANCE PRODUCTS
   FUNDS VIP - SERVICE CLASS SHARES:
   Growth Portfolio
      2005                             559,805    8.64 to  11.25    4,835,229     0.33%    0.00% to 0.88%     4.73% to   12.51%
      2004                             417,009    8.25 to   8.25    3,438,627     0.14%    0.88% to 0.88%     2.34% to    2.34%
      2003                             280,113    8.06 to   8.06    2,256,978     0.14%    0.87% to 0.87%    31.60% to   31.60%
      2002                             151,646    6.12 to   6.12      928,483     0.06%    0.85% to 0.85%  (30.82)% to (30.82)%
      2001(4)                           29,379    8.85 to   8.85      260,024     0.00%    0.78% to 0.78%  (12.84)% to (12.84)%
   Index 500 Portfolio
      2005                             418,926   10.24 to  10.24    4,288,140     1.44%    0.88% to 0.88%     3.78% to    3.78%
      2004                             306,285    9.86 to   9.86    3,020,875     1.01%    0.88% to 0.88%     9.52% to    9.52%
      2003                             201,988    9.01 to   9.01    1,818,953     1.01%    0.87% to 0.87%    27.13% to   27.13%
      2002                             107,269    7.08 to   7.08      759,850     0.60%    0.85% to 0.85%  (23.02)% to (23.02)%
      2001(4)                           22,847    9.20 to   9.20      210,224     0.00%    0.78% to 0.78%   (9.21)% to  (9.21)%
   Mid Cap Portfolio
      2005                              90,313   18.41 to  18.41    1,662,473     0.00%    0.88% to 0.88%    17.15% to   17.15%
      2004                              69,155   15.71 to  15.71    1,086,600     0.00%    0.88% to 0.88%    23.66% to   23.66%
      2003                              51,265   12.71 to  12.71      651,405     0.23%    0.87% to 0.87%    37.29% to   37.29%
      2002                              29,179    9.26 to   9.26      270,068     0.38%    0.85% to 0.85%  (10.70)% to (10.70)%
      2001(4)                            6,332   10.36 to  10.36       65,630     0.00%    0.78% to 0.78%     3.26% to    3.26%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   AT DECEMBER 31                        FOR THE PERIOD ENDED DECEMBER 31
                                       ----------------------------------------  ------------------------------------------------
                                                                                                 EXPENSE
                                                                                 INVESTMENT     RATIO **
                                                       UNIT             NET        INCOME       LOWEST TO      TOTAL RETURN ***
                                         UNITS       FAIR VALUE        ASSETS      RATIO *       HIGHEST       LOWEST TO HIGHEST
                                       ---------  -----------------  ----------  ----------  --------------  --------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST - CLASS 2 SHARES:
   Developing Markets Securities Fund
      2005                                35,302  $14.84 to $14.84   $  523,935     1.21%    0.86% to 0.86%    26.29% to   26.29%
      2004                                15,581   11.75 to  11.75      183,106     1.43%    0.84% to 0.84%    23.60% to   23.60%
      2003                                 4,125    9.51 to   9.51       39,217     1.11%    0.87% to 0.87%    51.63% to   51.63%
      2002                                 3,082    6.27 to   6.27       19,325     1.60%    0.90% to 0.90%   (1.04)% to  (1.04)%
      2001                                 2,029    6.34 to   6.34       12,858     0.54%    0.79% to 0.79%   (8.96)% to  (8.96)%
   Global Asset Allocation Fund (6)
      2005                                11,463   13.44 to  13.44      154,099     3.69%    0.88% to 0.88%     2.63% to    2.63%
      2004                                 6,632   13.10 to  13.10       86,863     2.47%    0.87% to 0.87%    14.68% to   14.68%
      2003                                 3,062   11.42 to  11.42       34,974     2.29%    0.85% to 0.85%    30.78% to   30.78%
      2002                                 1,033    8.73 to   8.73        9,023     1.52%    0.85% to 0.85%   (5.24)% to  (5.24)%
      2001(4)                               156     9.22 to   9.22        1,435     0.00%    0.54% to 0.54%   (8.57)% to  (8.57)%
   Small - Mid Cap Growth Securities
   Fund(7)
      2005                               109,220   10.39 to  10.39    1,134,638     0.00%    0.88% to 0.88%     3.85% to    3.85%
      2004                                84,454   10.00 to  10.00      844,785     0.00%    0.88% to 0.88%    10.48% to   10.48%
      2003                                60,573    9.05 to   9.05      548,438     0.00%    0.86% to 0.86%    36.02% to   36.02%
      2002                                31,022    6.66 to   6.66      206,495     0.22%    0.85% to 0.85%  (29.32)% to (29.32)%
      2001(4)                              6,564    9.42 to   9.42       61,822     0.07%    0.78% to 0.78%   (6.85)% to  (6.85)%
   Small Cap Value Securities Fund
      2005(1)                              3,519   11.39 to  11.40       40,087     0.00%    0.15% to 0.19%    13.86% to   14.01%
      2004                                    --      --        --           --       --       --       --        --          --
      2003                                    --      --        --           --       --       --       --        --          --
      2002                                    --      --        --           --       --       --       --        --          --
      2001                                    --      --        --           --       --       --       --        --          --
GOLDMAN SACHS VARIABLE INSURANCE
   TRUST:
   Capital Growth Fund
      2005                               459,837    9.11 to   9.11    4,187,816     0.17%    0.88% to 0.88%     2.03% to    2.03%
      2004                               340,622    8.93 to   8.93    3,040,499     0.84%    0.88% to 0.88%     8.11% to    8.11%
      2003                               229,285    8.26 to   8.26    1,893,101     0.35%    0.87% to 0.87%    22.63% to   22.63%
      2002                               116,688    6.73 to   6.73      785,620     0.33%    0.85% to 0.85%  (25.01)% to (25.01)%
      2001(4)                             21,988    8.98 to   8.98      197,405     0.51%    0.78% to 0.78%  (11.53)% to (11.53)%
   CORE Small Cap Equity Fund
      2005                                 5,628   11.41 to  15.18       85,375     0.26%    0.00% to 0.89%     5.12% to    14.13%
      2004                                 4,546   14.44 to  14.44       65,653     0.28%    0.87% to 0.87%    15.29% to   15.29%
      2003                                 2,138   12.53 to  12.53       26,776     0.30%    0.87% to 0.87%    44.70% to   44.70%
      2002                                 1,140    8.66 to   8.66        9,867     0.57%    0.84% to 0.84%  (15.73)% to (15.73)%
      2001(4)                                 65   10.27 to  10.27          665     1.65%    0.82% to 0.82%     1.94% to    1.94%
   Mid Cap Value Fund
      2005                               200,324   11.45 to  17.90    3,576,926     0.63%    0.00% to 0.88%    11.82% to   14.47%
      2004                               163,483   16.01 to  16.01    2,617,553     0.66%    0.88% to 0.88%    24.76% to   24.76%
      2003                               127,826   12.83 to  12.83    1,640,473     1.08%    0.87% to 0.87%    27.25% to   27.25%
      2002                                76,747   10.09 to  10.09      774,052     1.51%    0.85% to 0.85%   (5.54)% to  (5.54)%
      2001(4)                             22,816   10.68 to  10.68      243,622     2.77%    0.78% to 0.78%     6.49% to    6.49%
JANUS ASPEN SERIES:
   Balanced Portfolio (Service Shares)
      2005                                31,610   11.57 to  11.57      365,652     2.19%    0.88% to 0.88%     6.70% to    6.70%
      2004                                24,299   10.84 to  10.84      263,426     2.58%    0.88% to 0.88%     7.32% to    7.32%
      2003                                14,943   10.10 to  10.10      150,944     2.13%    0.87% to 0.87%    12.71% to   12.71%
      2002                                 6,905    8.96 to   8.96       61,883     2.49%    0.85% to 0.85%   (7.51)% to  (7.51)%
      2001(4)                              1,440    9.69 to   9.69       13,955     2.67%    0.83% to 0.83%   (3.81)% to  (3.81)%
   Forty Portfolio (Institutional
      Shares)(8)
      2005                             1,099,439    6.97 to   6.97    7,665,475     0.22%    0.89% to 0.89%    11.84% to   11.84%
      2004                               957,643    6.23 to   6.23    5,969,801     0.27%    0.88% to 0.88%    17.17% to   17.17%
      2003                               772,729    5.32 to   5.32    4,111,114     0.50%    0.88% to 0.88%    19.46% to   19.46%
      2002                               510,004    4.45 to   4.45    2,271,324     0.64%    0.88% to 0.88%  (16.42)% to (16.42)%
      2001                               246,062    5.33 to   5.33    1,311,201     2.10%    0.84% to 0.84%  (22.32)% to (22.32)%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  FOR THE PERIOD ENDED DECEMBER 31
                                             AT DECEMBER 31              ---------------------------------------------------
                                  -------------------------------------  INVESTMENT
                                                 UNIT            NET       INCOME     EXPENSE RATIO **    TOTAL RETURN ***
                                   UNITS      FAIR VALUE       ASSETS      RATIO *   LOWEST TO HIGHEST    LOWEST TO HIGHEST
                                  -------  ----------------  ----------  ----------  -----------------  --------------------
JANUS ASPEN SERIES, CONTINUED:
   Mid Cap Growth Portfolio
      (Service Shares) (9)
      2005                         99,340  $ 9.75 to $12.02  $  968,733     0.00%      0.00% to 0.89%     11.03% to   20.18%
      2004                         91,731    8.78 to   8.78     805,623     0.00%      0.89% to 0.89%     19.40% to   19.40%
      2003                         76,281    7.36 to   7.36     561,091     0.00%      0.87% to 0.87%     33.56% to   33.56%
      2002                         52,542    5.51 to   5.51     289,364     0.00%      0.87% to 0.87%   (28.76)% to (28.76)%
      2001(4)                      17,554    7.73 to   7.73     135,706     0.00%      0.78% to 0.78%   (22.80)% to (22.80)%

PIMCO VARIABLE INSURANCE TRUST -
   ADMINISTRATIVE CLASS SHARES:
   Foreign Bond Portfolio (U.S.
      Dollar Hedged) (10)
      2005                         95,100   13.36 to  13.36   1,270,288     2.42%      0.88% to 0.88%      4.21% to    4.21%
      2004                         66,249   12.82 to  12.82     849,161     1.99%      0.88% to 0.88%      4.62% to    4.62%
      2003                         42,088   12.25 to  12.25     515,667     2.55%      0.87% to 0.87%      1.35% to    1.35%
      2002                         20,826   12.09 to  12.09     251,780     3.38%      0.86% to 0.86%      7.22% to    7.22%
      2001                          5,994   11.27 to  11.27      67,588     4.10%      0.79% to 0.79%      6.67% to    6.67%

   Low Duration Portfolio (11)
      2005                        120,485   12.26 to  12.26   1,477,343     2.82%      0.88% to 0.88%      0.11% to    0.11%
      2004                         89,186   12.25 to  12.25   1,092,330     1.25%      0.89% to 0.89%      0.94% to    0.94%
      2003                         61,962   12.13 to  12.13     751,847     1.69%      0.88% to 0.88%      1.43% to    1.43%
      2002                         34,605   11.96 to  11.96     413,995     3.31%      0.86% to 0.86%      6.10% to    6.10%
      2001                         14,216   11.28 to  11.28     160,295     5.98%      0.82% to 0.82%      6.68% to    6.68%

SCUDDER INVESTMENTS VIT FUNDS -
   CLASS B SHARES:
   Equity 500 Index Fund
      2005                         41,633   13.81 to  13.81     575,040     1.08%      0.67% to 0.67%      3.69% to    3.69%
      2004                         20,687   13.32 to  13.32     275,559     0.56%      0.66% to 0.66%      9.55% to    9.55%
      2003(2)                       5,667   12.16 to  12.16      68,911     0.00%      0.39% to 0.39%     21.72% to   21.72%
      2002                             --      --        --          --       --         --       --         --          --
      2001                             --      --        --          --       --         --       --         --          --

SCUDDER VARIABLE SERIES I -
   CLASS A SHARES:
   Bond Portfolio
      2005                         80,624   13.37 to  13.37   1,077,958     3.25%      0.88% to 0.88%      1.69% to    1.69%
      2004                         57,711   13.15 to  13.15     758,774     3.49%      0.88% to 0.88%      4.44% to    4.44%
      2003                         38,667   12.59 to  12.59     486,791     3.51%      0.87% to 0.87%      4.12% to    4.12%
      2002                         21,670   12.09 to  12.09     261,995     5.05%      0.87% to 0.87%      6.70% to    6.70%
      2001                         10,624   11.33 to  11.33     120,389     2.52%      0.84% to 0.84%      4.83% to    4.83%

   Global Opportunities
      Portfolio
      2005                        171,674   14.21 to  14.21   2,440,300     0.55%      0.88% to 0.88%     17.14% to   17.14%
      2004                        138,802   12.14 to  12.14   1,684,385     0.24%      0.88% to 0.88%     22.24% to   22.24%
      2003                        101,619    9.93 to   9.93   1,008,781     0.08%      0.87% to 0.87%     47.76% to   47.76%
      2002                         55,919    6.72 to   6.72     375,683     0.00%      0.84% to 0.84%   (20.60)% to (20.60)%
      2001(4)                      10,994    8.46 to   8.46      93,029     0.00%      0.78% to 0.78%   (15.63)% to (15.63)%

  Growth and Income Portfolio
      2005                        237,722  $ 9.10 to $ 9.10   2,164,399     1.25%      0.89% to 0.89%      5.12% to    5.12%
      2004                        214,746    8.66 to   8.66   1,859,911     0.75%      0.89% to 0.89%      9.17% to    9.17%
      2003                        188,229    7.93 to   7.93   1,493,246     0.99%      0.88% to 0.88%     25.61% to   25.61%
      2002                        147,364    6.32 to   6.32     930,709     0.89%      0.89% to 0.89%   (23.81)% to (23.81)%
      2001                         91,915    8.29 to   8.29     761,946     0.95%      0.85% to 0.85%   (12.09)% to (12.09)%

  International Portfolio
      2005                        584,253    7.37 to   7.37   4,307,859     1.51%      0.88% to 0.88%     15.13% to   15.13%
      2004                        487,715    6.40 to   6.40   3,123,382     1.21%      0.88% to 0.88%     15.49% to   15.49%
      2003                        374,918    5.55 to   5.55   2,078,998     0.68%      0.88% to 0.88%     26.61% to   26.61%
      2002                        224,411    4.38 to   4.38     982,844     0.67%      0.86% to 0.86%   (19.10)% to (19.10)%
      2001                         65,699    5.41 to   5.41     355,652     0.16%      0.81% to 0.81%   (31.48)% to (31.48)%

   Money Market Portfolio
      2005                         23,582   10.97 to  10.97     258,795     2.69%      0.89% to 0.89%      1.82% to    1.82%
      2004                         21,224   10.78 to  10.78     228,760     0.94%      0.86% to 0.86%      0.01% to    0.01%
      2003                          9,744   10.78 to  10.78     105,017     0.75%      0.87% to 0.87%    (0.09)% to  (0.09)%
      2002                          4,292   10.79 to  10.79      46,289     1.37%      0.84% to 0.84%      0.58% to    0.58%
      2001                          1,268   10.72 to  10.72      13,596     4.13%      0.83% to 0.83%      2.92% to    2.92%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  FOR THE PERIOD ENDED DECEMBER 31
                                             AT DECEMBER 31              ---------------------------------------------------
                                  -------------------------------------  INVESTMENT
                                                 UNIT            NET       INCOME     EXPENSE RATIO **    TOTAL RETURN ***
                                   UNITS      FAIR VALUE       ASSETS      RATIO *   LOWEST TO HIGHEST    LOWEST TO HIGHEST
                                  -------  ----------------  ----------  ----------  -----------------  --------------------
SCUDDER VARIABLE SERIES II -
   CLASS A SHARES:
   Dreman High Return Equity
      Portfolio
      2005                        558,811  $10.90 to $17.52  $9,786,900     1.63%      0.00% to 0.88%      6.96% to    9.05%
      2004                        461,590   16.39 to  16.39   7,563,152     1.51%      0.88% to 0.88%     13.03% to   13.03%
      2003                        357,235   14.50 to  14.50   5,178,387     1.76%      0.87% to 0.87%     30.75% to   30.75%
      2002                        222,595   11.09 to  11.09   2,467,818     0.70%      0.87% to 0.87%   (18.77)% to (18.77)%
      2001                         76,910   13.65 to  13.65   1,049,639     0.58%      0.83% to 0.83%      0.79% to    0.79%

   Government & Agency
      Securities Portfolio
      2005                         88,349   13.13 to  13.13   1,159,703     3.77%      0.89% to 0.89%      1.66% to    1.66%
      2004                         77,160   12.91 to  12.91     996,280     2.62%      0.89% to 0.89%      2.82% to    2.82%
      2003                         64,037   12.56 to  12.56     804,123     2.47%      0.89% to 0.89%      1.35% to    1.35%
      2002                         44,454   12.39 to  12.39     550,806     2.69%      0.87% to 0.87%      7.09% to    7.09%
      2001                         19,761   11.57 to  11.57     228,643     1.92%      0.83% to 0.83%      6.54% to    6.54%

   High Income Portfolio
      2005                         98,454   12.99 to  12.99   1,279,334     8.73%      0.88% to 0.88%      2.96% to    2.96%
      2004                         74,621   12.62 to  12.62     941,757     6.28%      0.88% to 0.88%     11.41% to   11.41%
      2003                         50,173   11.33 to  11.33     568,358     6.49%      0.87% to 0.87%     23.51% to   23.51%
      2002                         25,661    9.17 to   9.17     235,359     5.96%      0.85% to 0.85%    (1.19)% to  (1.19)%
      2001                          6,532    9.28 to   9.28      60,631     1.31%      0.78% to 0.78%      1.67% to    1.67%

   Small Cap Growth Portfolio
      2005                         53,199    4.65 to   4.65     247,205     0.00%      0.88% to 0.88%      6.12% to    6.12%
      2004                         44,657    4.38 to   4.38     195,549     0.00%      0.89% to 0.89%     10.03% to   10.03%
      2003                         39,878    3.98 to   3.98     158,704     0.00%      0.88% to 0.88%     31.76% to   31.76%
      2002                         32,216    3.02 to   3.02      97,311     0.00%      0.89% to 0.89%   (34.06)% to (34.06)%
      2001                         18,580    4.58 to   4.58      85,110     0.00%      0.84% to 0.84%   (29.42)% to (29.42)%

WM VARIABLE TRUST - EQUITY FUNDS
   CLASS 2 SHARES:
   Equity Income Fund
      2005                         84,721   14.68 to  16.05   1,283,205     1.38%      0.21% to 0.59%      9.00% to    9.21%
      2004                         36,053   13.47 to  14.70     494,161     1.35%      0.10% to 0.72%     17.75% to   17.99%
      2003                         14,231   11.44 to  12.46     164,116     2.28%      0.02% to 0.83%     24.49% to   28.58%
      2002                          4,339    8.89 to   8.89      38,596     1.77%      0.85% to 0.85%   (13.45)% to (13.45)%
      2001(4)                         902   10.28 to  10.28       9,272     0.00%      0.75% to 0.75%      2.29% to    2.29%

   Growth & Income Fund
      2005                          4,571   13.40 to  13.40      61,235     0.79%      0.67% to 0.67%      2.25% to    2.25%
      2004                          1,518   13.10 to  13.10      19,891     0.73%      0.66% to 0.66%      8.02% to    8.02%
      2003(2)                         168   12.13 to  12.13       2,034     0.00%      0.53% to 0.53%     21.03% to   21.03%
      2002                             --      --        --          --       --         --       --         --          --
      2001                             --      --        --          --       --         --       --         --          --

   Growth Fund
      2005                          6,319   13.88 to  13.88      87,690     0.23%      0.66% to 0.66%      6.43% to    6.43%
      2004                          2,197   13.04 to  13.04      28,631     0.00%      0.66% to 0.66%      7.26% to    7.26%
      2003(2)                         413   12.16 to  12.16       5,014     0.00%      0.60% to 0.60%     21.68% to   21.68%
      2002                             --      --        --          --       --         --       --         --          --
      2001                             --      --        --          --       --         --       --         --          --

   International Growth Fund
      2005                          8,496   17.75 to  17.75     150,832     1.09%      0.64% to 0.64%     16.77% to   16.77%
      2004                          1,484   15.20 to  15.20      22,565     0.55%      0.60% to 0.60%     12.54% to   12.54%
      2003(2)                          19   13.51 to  13.51         260     0.00%      0.00% to 0.00%     34.47% to   34.47%
      2002                             --      --        --          --       --         --       --         --          --
      2001                             --      --        --          --       --         --       --         --          --

   Mid Cap Stock Fund
      2005                         86,521   15.04 to  16.06   1,307,532     0.27%      0.04% to 0.83%     12.11% to   12.33%
      2004                         67,047   13.41 to  14.30     900,986     0.19%      0.01% to 0.86%     13.26% to   13.48%
      2003                         47,368   11.84 to  12.60     561,443     0.17%      0.00% to 0.87%     26.30% to   26.31%
      2002                         27,226    9.38 to   9.38     255,257     0.16%      0.85% to 0.85%   (11.34)% to (11.34)%
      2001(4)                       7,209   10.57 to  10.57      76,228     0.02%      0.78% to 0.78%      4.98% to    4.98%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       FOR THE PERIOD ENDED DECEMBER 31
                                                                                -----------------------------------------------
                                                  AT DECEMBER 31                                EXPENSE
                                     ----------------------------------------   INVESTMENT      RATIO **
                                                     UNIT             NET         INCOME       LOWEST TO      TOTAL RETURN ***
                                      UNITS       FAIR VALUE         ASSETS       RATIO *       HIGHEST       LOWEST TO HIGHEST
                                     -------   ----------------   -----------   ----------   -------------   ------------------
WM VARIABLE TRUST - EQUITY FUNDS
   CLASS 2 SHARES, CONTINUED:
   Small Cap Growth Fund (12)
      2005                           101,631   $ 8.58 to $16.31   $   900,114      0.00%     0.04% to 0.83%   (2.92)% to  (2.73)%
      2004                            78,356     8.84 to  16.77       704,047      0.00%     0.02% to 0.87%     3.56% to   3.76%
      2003                            57,856     8.53 to  16.16       496,288      0.00%     0.00% to 0.87%    61.57% to  69.41%
      2002                            39,948     5.04 to   5.04       201,244      0.00%     0.85% to 0.85%  (47.75)% to (47.75)%
      2001(4)                          7,266     9.64 to   9.64        70,061      1.18%     0.77% to 0.77%   (5.16)% to  (5.16)%
   West Coast Equity Fund
      2005                            25,879    11.64 to  16.58       413,248      0.44%     0.02% to 0.64%     7.54% to  16.40%
      2004                             8,596    15.41 to  15.41       132,485      0.08%     0.65% to 0.65%    11.93% to  11.93%
      2003(2)                          1,340    13.77 to  13.77        18,457      0.00%     0.57% to 0.57%    37.49% to  37.49%
      2002                                --       --        --            --        --            --   --        --         --
      2001                                --       --        --            --        --            --   --        --         --
WM VARIABLE TRUST - FIXED-INCOME
   FUNDS CLASS 2 SHARES:
   Income Fund
      2005                             2,443    11.03 to  11.03        26,932      5.23%     0.70% to 0.70%     1.35% to   1.35%
      2004                               572    10.88 to  10.88         6,227      4.62%     0.54% to 0.54%     4.58% to   4.58%
      2003(2)                              4    10.40 to  10.40            44      0.00%     0.00% to 0.00%     4.03% to   4.03%
      2002                                --       --        --            --        --            --   --        --         --
      2001                                --       --        --            --        --            --   --        --         --
   Money Market Fund
      2005                                30    10.13 to  10.13           300      2.47%     0.86% to 0.86%     1.63% to   1.63%
      2004                               767     9.96 to   9.96         7,638      0.88%     0.59% to 0.59%   (0.10)% to  (0.10)%
      2003(2)                             --     9.97 to   9.97            --      0.00%     0.00% to 0.00%   (0.26)% to  (0.26)%
      2002                                --       --        --            --        --            --   --        --         --
      2001                                --       --        --            --        --            --   --        --         --
   Short Term Income Fund
      2005                               310    10.39 to  10.39         3,220      3.75%     0.69% to 0.69%     1.06% to   1.06%
      2004                               257    10.28 to  10.28         2,645      3.85%     0.71% to 0.71%     0.89% to   0.89%
      2003(2)                            234    10.19 to  10.19         2,385      0.00%     0.64% to 0.64%     1.89% to   1.89%
      2002                                --       --        --            --        --            --   --        --         --
      2001                                --       --        --            --        --            --   --        --         --
   U.S. Government Securities Fund
      2005                               623    10.45 to  10.45         6,512      3.92%     0.67% to 0.67%     1.31% to   1.31%
      2004                               243    10.32 to  10.32         2,510      3.24%     0.65% to 0.65%     2.87% to   2.87%
      2003(2)                             13    10.03 to  10.03           133      0.00%     0.00% to 0.00%     0.30% to   0.30%
      2002                                --       --        --            --        --            --   --        --         --
      2001                                --       --        --            --        --            --   --        --         --
WM VARIABLE TRUST - STRATEGIC
   ASSET MANAGEMENT
   PORTFOLIOS - CLASS 2 SHARES:
   Balanced Portfolio
      2005                           220,624    13.46 to  13.94     3,049,482      1.65%     0.14% to 0.69%     4.78% to   4.99%
      2004                           126,421    12.82 to  13.30     1,669,943      1.55%     0.12% to 0.71%     8.85% to   9.07%
      2003                            47,417    11.75 to  12.22       576,184      1.96%     0.01% to 0.81%    17.43% to  21.36%
      2002(3)                          8,759    10.07 to  10.07        88,181      0.00%     0.75% to 0.75%     2.27% to   2.27%
      2001                                --       --        --            --        --            --   --        --         --
   Conservative Balanced Portfolio
      2005                            33,423    12.44 to  13.02       428,702      2.16%     0.21% to 0.61%     3.44% to   3.64%
      2004                            21,940    12.00 to  12.59       272,370      1.69%     0.14% to 0.69%     6.91% to   7.12%
      2003                            10,976    11.20 to  11.77       128,119      1.97%     0.00% to 0.83%    11.90% to  15.78%
      2002(3)                            283    10.17 to  10.17         2,875      0.00%     0.47% to 0.47%     2.67% to   2.67%
      2001                                --       --        --            --        --            --   --        --         --
   Conservative Growth Portfolio
      2005                           485,479    14.43 to  14.78     7,151,465      1.03%     0.09% to 0.75%     5.76% to   5.97%
      2004                           260,080    13.62 to  13.98     3,624,581      1.12%     0.07% to 0.77%    10.58% to  10.80%
      2003                            81,225    12.29 to  12.64     1,025,240      1.38%     0.01% to 0.80%    22.81% to  27.22%
      2002(3)                          4,404     9.94 to   9.94        43,765      0.00%     0.59% to 0.59%     1.89% to   1.89%
      2001                                --       --        --            --        --            --   --        --         --

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       FOR THE PERIOD ENDED DECEMBER 31
                                                                                -----------------------------------------------
                                                  AT DECEMBER 31                                EXPENSE
                                     ----------------------------------------   INVESTMENT      RATIO **
                                                     UNIT             NET         INCOME       LOWEST TO      TOTAL RETURN ***
                                      UNITS       FAIR VALUE         ASSETS       RATIO *       HIGHEST       LOWEST TO HIGHEST
                                     -------   ----------------   -----------   ----------   -------------   ------------------
WM VARIABLE TRUST - STRATEGIC
   ASSET MANAGEMENT PORTFOLIOS -
   CLASS 2 SHARES, CONTINUED:
   Flexible Income Portfolio
      2005                            14,694   $11.71 to $12.36   $   179,748      3.36%     0.15% to 0.70%     2.18% to   2.38%
      2004                             8,611    11.44 to  12.10       102,543      2.34%     0.15% to 0.66%     5.28% to   5.49%
      2003                             3,035    10.85 to  11.49        34,499      1.86%     0.04% to 0.78%     8.38% to  12.01%
      2002(3)                            535    10.26 to  10.26         5,489      0.00%     0.76% to 0.76%     2.87% to   2.87%
      2001                                --       --        --            --        --         --      --         --        --
   Strategic Growth Portfolio
      2005                           672,928    15.19 to  15.39    10,330,389      0.49%     0.12% to 0.72%     6.51% to   6.72%
      2004                           367,581    14.23 to  14.45     5,297,958      0.53%     0.08% to 0.75%    11.54% to  11.76%
      2003                           110,736    12.74 to  12.95     1,432,919      0.91%     0.01% to 0.80%    27.27% to  31.58%
      2002(3)                          7,373     9.84 to   9.84        72,581      0.00%     0.61% to 0.61%     1.65% to   1.65%
      2001                                --       --        --            --        --         --      --         --        --


(1)  For the period beginning May 2, 2005 and ended December 31, 2005.

(2)  For the period beginning May 1, 2003 and ended December 31, 2003.

(3)  For the period beginning September 3, 2002 and ended December 31, 2002.

(4)  For the period beginning May 1, 2001 and ended December 31, 2001.

(5)  Formerly named Dreyfus Small Cap Portfolio.

(6)  Formerly named Templeton Asset Strategy Fund.

(7)  Formerly named Franklin Small Cap Fund.

(8)  Formerly named Janus Capital Appreciation Portfolio.

(9)  Formerly named Janus Aggressive Growth Portfolio.

(10) Formerly named PIMCO Foreign Bond Portfolio.

(11) Formerly named PIMCO Low Duration Bond Portfolio.

(12) Formerly named WM Small Cap Stock Fund.

* These amounts represent the annualized dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

** These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

*** These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

6. UNITS ISSUED AND REDEEMED

                                                                   VARIABLE UNIVERSAL LIFE
                                                     --------------------------------------------------
                                                               UNITS                                     ACCUMULATION
                                                            OUTSTANDING                                   UNIT VALUE
                                                           DECEMBER 31,   UNITS     UNITS      UNITS     DECEMBER 31,
                                                     YEAR   PRIOR YEAR    ISSUED  REDEEMED  OUTSTANDING    YEAR END
                                                     ----  ------------  -------  --------  -----------  ------------
CALVERT VARIABLE SERIES, INC. SUBACCOUNT:
   Social Small Cap Growth Portfolio                 2005       3,101      2,452     (521)       5,032      $11.30
                                                     2004       1,705      1,809     (413)       3,101       12.55
DREYFUS VARIABLE INVESTMENT FUND
   SUBACCOUNTS:
   Developing Leaders Portfolio                      2005     119,968     35,115   (2,474)     152,609       11.63
                                                     2004      89,794     32,735   (2,561)     119,968       11.12
   Quality Bond Portfolio                            2005      50,640     13,030   (1,295)      62,375       11.72
                                                     2004      35,224     16,157     (741)      50,640       11.56
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
   SUBACCOUNT:
   Socially Responsible Growth Fund                  2005       3,889      1,836     (373)       5,352        7.97
                                                     2004       2,883      1,461     (455)       3,889        7.78
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP
   SUBACCOUNTS:
   Growth Portfolio                                  2005     417,009    147,883   (5,328)     559,564        8.64
                                                     2004     280,113    143,232   (6,336)     417,009        8.25
   Index 500 Portfolio                               2005     306,285    119,787   (7,146)     418,926       10.24
                                                     2004     201,988    107,806   (3,509)     306,285        9.86
   Mid Cap Portfolio                                 2005      69,155     24,909   (3,751)      90,313       18.41
                                                     2004      51,265     19,575   (1,685)      69,155       15.71
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST SUBACCOUNTS:
   Developing Markets Securities Fund                2005      15,581     21,190   (1,469)      35,302       14.84
                                                     2004       4,125     11,778     (322)      15,581       11.75
   Global Asset Allocation Fund                      2005       6,632      6,295   (1,464)      11,463       13.44
                                                     2004       3,062      4,361     (791)       6,632       13.10
   Small - Mid Cap Growth Securities Fund (1)        2005      84,454     26,348   (1,582)     109,220       10.39
                                                     2004      60,573     25,930   (2,049)      84,454       10.00
   Small Cap Value Securities Fund                   2005          --      2,521     (252)       2,269       11.39
                                                     2004          --         --       --           --          --
GOLDMAN SACHS VARIABLE INSURANCE TRUST SUBACCOUNTS:
   Capital Growth Fund                               2005     340,622    123,718   (4,503)     459,837        9.11
                                                     2004     229,285    116,486   (5,149)     340,622        8.93
   CORE Small Cap Equity Fund                        2005       4,546      2,344   (1,277)       5,613       15.18
                                                     2004       2,138      3,387     (979)       4,546       14.44
   Mid Cap Value Fund                                2005     163,483     40,654   (5,315)     198,822       17.90
                                                     2004     127,826     39,188   (3,531)     163,483       16.01
JANUS ASPEN SERIES SUBACCOUNTS:
   Balanced Portfolio (Service Shares)               2005      24,299     12,311   (5,000)      31,610       11.57
                                                     2004      14,943     11,390   (2,034)      24,299       10.84
   Forty Portfolio (Institutional Shares) (2)        2005     957,643    165,301  (23,505)   1,099,439        6.97
                                                     2004     772,729    206,175  (21,261)     957,643        6.23
   Mid Cap Growth Portfolio (Service Shares)         2005      91,731     14,580   (6,987)      99,324        9.75
                                                     2004      76,281     18,526   (3,076)      91,731        8.78
PIMCO VARIABLE INSURANCE TRUST SUBACCOUNTS:
   Foreign Bond Portfolio (U.S. Dollar Hedged) (3)   2005      66,249     29,831     (980)      95,100       13.36
                                                     2004      42,088     24,979     (818)      66,249       12.82
   Low Duration Portfolio                            2005      89,186     33,941   (2,642)     120,485       12.26
                                                     2004      61,962     28,076     (852)      89,186       12.25

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

6.   UNITS ISSUED AND REDEEMED (CONTINUED)

                                                                VARIABLE UNIVERSAL LIFE
                                                ------------------------------------------------------
                                                           UNITS                                         ACCUMULATION
                                                        OUTSTANDING                                       UNIT VALUE
                                                       DECEMBER 31,    UNITS      UNITS       UNITS      DECEMBER 31,
                                                YEAR    PRIOR YEAR     ISSUED   REDEEMED   OUTSTANDING     YEAR END
                                                ----   ------------   -------   --------   -----------   ------------
SCUDDER VARIABLE SERIES I SUBACCOUNTS:
   Bond Portfolio                               2005       57,711      25,598    (2,685)      80,624        $13.37
                                                2004       38,667      19,881      (837)      57,711         13.15
   Global Discovery Portfolio                   2005      138,802      35,489    (2,617)     171,674         14.21
                                                2004      101,619      40,128    (2,945)     138,802         12.14
   Growth and Income Portfolio                  2005      214,746      31,410    (8,434)     237,722          9.10
                                                2004      188,229      36,686   (10,169)     214,746          8.66
   International Portfolio                      2005      487,715     106,871   (10,333)     584,253          7.37
                                                2004      374,918     122,133    (9,336)     487,715          6.40
   Money Market Portfolio                       2005       21,224       5,571    (3,213)      23,582         10.97
                                                2004        9,744      12,813    (1,333)      21,224         10.78
SCUDDER VARIABLE SERIES II SUBACCOUNTS:
   Dreman High Return Equity Portfolio          2005      461,590     104,987    (8,701)     557,876         17.52
                                                2004      357,235     112,633    (8,278)     461,590         16.39
   Government & Agency Securities Portfolio     2005       77,160      13,508    (2,319)      88,349         13.13
                                                2004       64,037      15,178    (2,055)      77,160         12.91
   High Income Portfolio                        2005       74,621      26,952    (3,119)      98,454         12.99
                                                2004       50,173      25,524    (1,076)      74,621         12.62
   Small Cap Growth Portfolio                   2005       44,657      10,846    (2,304)      53,199          4.65
                                                2004       39,878      10,330    (5,551)      44,657          4.38
WM VARIABLE TRUST - EQUITY FUNDS SUBACCOUNTS:
   Equity Income Fund                           2005       29,051      29,079    (2,202)      55,928         14.68
                                                2004       12,897      16,838      (684)      29,051         13.47
   Mid Cap Stock Fund                           2005       65,062      17,549    (2,553)      80,058         15.04
                                                2004       46,707      20,500    (2,145)      65,062         13.41
   Small Cap Growth Fund (4)                    2005       76,899      24,257    (3,163)      97,993          8.58
                                                2004       57,525      20,756    (1,382)      76,899          8.84
   West Coast Equity Fund                       2005           --       3,251       (67)       3,184         11.64
                                                2004           --          --        --           --            --
WM VARIABLE TRUST - STRATEGIC ASSET
   MANAGEMENT SUBACCOUNTS:
   Balanced Portfolio                           2005      102,719      73,033    (7,489)     168,263         13.94
                                                2004       40,612      67,564    (5,457)     102,719         13.30
   Conservative Balanced Portfolio              2005       15,485       7,668      (800)      22,353         13.02
                                                2004        9,024       8,796    (2,335)      15,485         12.59
   Conservative Growth Portfolio                2005      229,101     188,040    (5,085)     412,056         14.78
                                                2004       76,655     156,166    (3,720)     229,101         13.98
   Flexible Income Portfolio                    2005        6,106       6,887    (1,252)      11,741         12.36
                                                2004        2,456       5,002    (1,352)       6,106         12.10
   Strategic Growth Portfolio                   2005      309,116     250,675   (11,894)     547,897         15.39
                                                2004      104,186     206,677    (1,747)     309,116         14.45

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

6.   UNITS ISSUED AND REDEEMED (CONTINUED)

                                                                   LIFE ACCUMULATOR
                                                -----------------------------------------------------
                                                           UNITS                                        ACCUMULATION
                                                        OUTSTANDING                                      UNIT VALUE
                                                       DECEMBER 31,    UNITS     UNITS       UNITS      DECEMBER 31,
                                                YEAR    PRIOR YEAR    ISSUED   REDEEMED   OUTSTANDING     YEAR END
                                                ----   ------------   ------   --------   -----------   ------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
   VIP SUBACCOUNT:
   Growth Portfolio                             2005          --         258       (17)         241        $11.25
                                                2004          --          --        --           --            --
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST SUBACCOUNT:
   Small Cap Value Securities Fund              2005          --       1,260       (10)       1,250         11.40
                                                2004          --          --        --           --            --
GOLDMAN SACHS VARIABLE INSURANCE TRUST
   SUBACCOUNTS:
   CORE Small Cap Equity Fund                   2005          --          18        (3)          15         11.41
                                                2004          --          --        --           --            --
   Mid Cap Value Fund                           2005          --       1,519       (17)       1,502         11.45
                                                2004          --          --        --           --            --
JANUS ASPEN SERIES SUBACCOUNT:
   Mid Cap Growth Portfolio (Service Shares)    2005          --          16        --           16         12.02
                                                2004          --          --        --           --            --
SCUDDER INVESTMENTS VIT FUNDS SUBACCOUNT:
   Equity 500 Index Fund                        2005      20,687      23,783    (2,837)      41,633         13.81
                                                2004       5,667      16,387    (1,367)      20,687         13.32
SCUDDER VARIABLE SERIES II SUBACCOUNT:
   Dreman High Return Equity Portfolio          2005          --         952       (17)         935         10.90
                                                2004          --          --        --           --            --
WM VARIABLE TRUST - EQUITY FUNDS SUBACCOUNTS:
   Equity Income Fund                           2005       7,002      23,927    (2,136)      28,793         16.05
                                                2004       1,334       6,059      (391)       7,002         14.70
   Growth & Income Fund                         2005       1,518       3,349      (296)       4,571         13.40
                                                2004         168       1,538      (188)       1,518         13.10
   Growth Fund                                  2005       2,197       4,379      (257)       6,319         13.88
                                                2004         413       1,996      (212)       2,197         13.04
   International Growth Fund                    2005       1,484       7,366      (354)       8,496         17.75
                                                2004          19       1,565      (100)       1,484         15.20
   Mid Cap Stock Fund                           2005       1,985       4,845      (367)       6,463         16.06
                                                2004         661       1,702      (378)       1,985         14.30
   Small Cap Growth Fund (4)                    2005       1,457       3,287    (1,106)       3,638         16.31
                                                2004         331       1,628      (502)       1,457         16.77
   West Coast Equity Fund                       2005       8,596      16,471    (2,372)      22,695         16.58
                                                2004       1,340       7,819      (563)       8,596         15.41
WM VARIABLE TRUST - FIXED-INCOME FUNDS
   SUBACCOUNTS:
   Income Fund                                  2005         572       2,606      (735)       2,443         11.03
                                                2004           4         658       (90)         572         10.88
   Money Market Fund                            2005         767       1,527    (2,264)          30         10.13
                                                2004          --         871      (104)         767          9.96
   Short Term Income Fund                       2005         257         147       (94)         310         10.39
                                                2004         234          85       (62)         257         10.28
   U.S. Government Securities Fund              2005         243         504      (124)         623         10.45
                                                2004          13         292       (62)         243         10.32

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

6.   UNITS ISSUED AND REDEEMED (CONTINUED)

                                                                   LIFE ACCUMULATOR
                                                -----------------------------------------------------
                                                           UNITS                                        ACCUMULATION
                                                        OUTSTANDING                                      UNIT VALUE
                                                       DECEMBER 31,    UNITS     UNITS       UNITS      DECEMBER 31,
                                                YEAR    PRIOR YEAR    ISSUED   REDEEMED   OUTSTANDING     YEAR END
                                                ----   ------------   ------   --------   -----------   ------------
WM VARIABLE TRUST - STRATEGIC ASSET
   MANAGEMENT SUBACCOUNTS:
   Balanced Portfolio                           2005      23,702      32,377    (3,718)      52,361        $13.46
                                                2004       6,805      18,635    (1,738)      23,702         12.82
   Conservative Balanced Portfolio              2005       6,455       6,705    (2,090)      11,070         12.44
                                                2004       1,952       4,817      (314)       6,455         12.00
   Conservative Growth Portfolio                2005      30,979      45,984    (3,540)      73,423         14.43
                                                2004       4,570      29,946    (3,537)      30,979         13.62
   Flexible Income Portfolio                    2005       2,505       4,619    (4,171)       2,953         11.71
                                                2004         579       2,268      (342)       2,505         11.44
   Strategic Growth Portfolio                   2005      58,465      79,017   (12,451)     125,031         15.19
                                                2004       6,550      54,099    (2,184)      58,465         14.23

(1)  Formerly named Franklin Small Cap Fund

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio

(3)  Formerly named PIMCO Foreign Bond Portfolio

(4)  Formerly named WM Small Cap Stock Fund

                                     PART C

                                OTHER INFORMATION

Item 26. Exhibits

(a)  Board of Directors Resolutions.

     1) Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A.(1)

(b)  Custodian Agreements. Not applicable.

(c)  Underwriting Contracts.

     1)   Form of Distribution Agreement.(2)

     2) Form of Investors Brokerage Services, Inc. Registered Representative Agreement.(2)

     3) Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions LLC.(6)

     4)   Registered Representative Agreement Farmers Financial Solutions
          LLC.(6)


     5) Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.(17)


(d)  Contracts.

     1)   Revised Specimen Flexible Premium Variable Life Insurance Policy.(3)

     2)   Revised Monthly Disability Benefit Rider.(3) (12)

     3)   Revised Waiver of Deduction Benefit Rider.(3)

     4)   Revised Accidental Death Benefit Rider.(3)

     5)   Revised Additional Insured Term Insurance Rider.(3)

     6)   Revised Children's Term Insurance Rider.(3)

     7)   Automatic Increase Benefit Rider.(3)

     8)   Accelerated Benefit Rider.(3)

     9) Final Contract for the Individual Flexible Premium Variable Life Insurance Policy.(14)

     10)  Accelerated Benefit Rider for Terminal Illness.(16)

     11)  Revised Variable Policy Facing Page (2004).(16)

(e)  Applications.

     1)   Form of Application for Flexible Premium Life Insurance.(3)

     2)   Form of Variable Policy Application Supplement.(4)

     3)   Revised Variable Policy Application Supplement.(8) (10)

     4)   Revised Variable Policy Application Supplement.(13)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     1)   Articles of Incorporation of Farmers New World Life Insurance
          Company.(1)

     2)   By-laws of Farmers New World Life Insurance Company.(1)

(g)  Reinsurance Contracts.

     1) Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company A.(14)

     2) Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company B.(14)

(h)  Participation Agreements.

     1) Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company.(4)

     2) Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.(4)

     3) Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.(4)

     4) Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.(4)

     5) Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(2)

     6) Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(6)

     7) Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(6)

     8) Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.(6)

     9) Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.(6)

     10) Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company.(6)

     11) Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company.(6)

     12) Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company.(6)

     13) Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.(6)

     14) Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.(6)

     15) Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(6)

     16) Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(8)

     17) Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(10)

     18) Amendment No. 3 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(15)

(i)  Administrative Contracts.

     1) Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.(2)

     2) Form of Master Administration Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.(2)

     3) Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001.(8)

(j)  Other Material Contracts.

     1)   Powers of Attorney.(1) (7) (11) (14) (16) (18)

(k)  Legal Opinion.

     1)   Opinion of Brian F. Kreger, Esquire. (18)

(l)  Actuarial Opinion.

     1)   Opinion of Ryan R. Larson, FSA, MAAA. (16)

(m)  Calculations.(12)

(n)  Other Opinions.

     1)   Consent of Sutherland Asbill & Brennan LLP.(18)

     2)   Consent of PricewaterhouseCoopers LLP.(18)

     3)   Consent of Deloitte & Touche LLP.(12)

(o)  Omitted Financial Statements. Not applicable.

(p)  Initial Capital Agreements. Not applicable.

(q)  Redeemability Exemption.

     1)   Description of issuance, transfer and redemption procedures.(3)

     2) Revised description of issuance, transfer and redemption procedures (May 2000).(5)

     3) Revised description of issuance, transfer and redemption procedures (May 2001).(7)

     4) Revised description of issuance, transfer and redemption procedures (May 2002).(9)

     5) Revised description of issuance, transfer and redemption procedures (May 2004).(14)

     6) Revised Description of Issuance, Transfer and Redemption Procedures (May 2005).(16)

----------
(1) Incorporated herein by reference to the initial registration statement on the Form S-6 for this product (File No. 333-84023) filed with the SEC on July 29, 1999.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999.

(4) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

(5) Incorporated herein by reference to Post-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 21, 2000.

(6) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

(7) Incorporated herein by reference to Post-Effective Amendment No. 2 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2001.

(8) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

(9) Incorporated herein by reference to Post-Effective Amendment No. 3 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 26, 2002.

(10) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

(11) Incorporated herein by reference to Post-Effective Amendment No. 4 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on August 28, 2002.

(12) Incorporated herein by reference to Post-Effective Amendment No. 5 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2003.

(13) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2004.

(14) Incorporated herein by reference to Post-Effective Amendment No. 6 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2004.

(15) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 28, 2005.

(16) Incorporated herein by reference to Post-Effective Amendment No. 8 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2005.


(17) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2006.


(18) Filed herewith.

Item 27. Directors and Officers of the Depositor

         NAME AND
PRINCIPAL BUSINESS ADDRESS   POSITION AND OFFICE WITH DEPOSITOR
--------------------------   ----------------------------------
Jerry J. Carnahan(1)         Director
Peter Eckert(2)              Chairman of the Board and Director
Paul N. Hopkins(1)           Director
Michael W. Keller(3)         Chief Marketing Officer, Vice President, and Director
Ryan R. Larson(3)            Vice President, Chief Actuary, and Director
C. Paul Patsis(3)            President, Chief Executive Officer, and Director
James I. Randolph(3)         Vice President, Assistant Secretary and Director
Gary R. Severson(4)          Director
John F. Sullivan, Jr.(5)     Director
Laszlo G. Heredy(1)          Chief Investment Officer and Vice President
Brian F. Kreger(3)           Corporate Secretary, Vice President, and General Counsel
Oscar Tengtio(3)             Vice President and Chief Financial Officer
Pierre C. Wauthier(1)        Vice President and Assistant Treasurer
Leeann G. Badgett(3)         Assistant Treasurer
Gerald A. Dulek(1)           Assistant Vice President
Doren E. Hohl(1)             Assistant Secretary
Paul F. Hott(3)              Assistant Vice President
Peter Klute(1)               Assistant Treasurer
Hubert L. Mountz(1)          Assistant Treasurer
Dennis J. A. Nibbe(3)        Assistant Treasurer
Hakeem Olanrewaju(3)         Assistant Treasurer
John R. Patton(3)            Assistant Vice President and Assistant Secretary
Richard L. Russell, Jr.(1)   Assistant Secretary
Kathryn M. Trepinski(1)      Assistant Secretary

James P. Brennan, Sr., Esq. serves as the Chief Compliance Officer for the Registrant.(3)

----------
(1) The principal business address is 4680 Wilshire Boulevard, Los Angeles, CA 90010.

(2)  The principal business address is Mythenqvai 2, 8022 Zurich Switzerland.

(3) The principal business address is 3003 - 77th Ave. SE, Mercer Island, WA 98040.

(4)  The principal business address is 801 2nd Ave., Seattle, WA 98104.

(5)  The principal business address is 1201 3rd Ave., #3390, Seattle, WA 98101.

Item 28. Persons Controlled By or Under Common Control With the Depositor or Registrant

ORGANIZATIONS AFFILIATED WITH ZURICH FINANCIAL SERVICES

COMPANY                                         DOMICILED    OWNERSHIP                              %
-------                                        -----------   ---------                           ------
Aktiengesellschaft Assuricum                   Switzerland   Zurich Insurance Company             99.60
Allied Zurich Holdings Limited                 CI            Zurich Group Holding                100.00
Allied Zurich PLC                              UK            Zurich Financial Services           100.00
American Guarantee & Liability Insurance Co.   NY            Zurich American Insurance Company   100.00
American Zurich Insurance Company              IL            Steadfast Insurance Company         100.00
Assurance Company of America                   NY            Maryland Casualty Company           100.00
BG Investments Ltd.                            BDA           Aktiengesellschaft Assuricum         04.58
BG Investments Ltd.                            BDA           Zurich Insurance Company             95.42
Centre Financial Services Holdings Limited     BDA           Centre Group Holdings Limited       100.00

COMPANY                                          DOMICILED   OWNERSHIP                                     %
-------                                          ---------   ---------                                  ------
Centre Group Holdings (US) Limited               DE          Centre Reinsurance Limited                 100.00
Centre Group Holdings Limited                    BDA         CMSH Limited                               100.00
Centre Insurance Company                         DE          Centre Solutions Holdings (Delaware)
                                                             Limited                                    100.00
Centre Life Insurance Company                    MA          Centre Solutions (US) Limited              100.00
Centre Reinsurance (US) Limited                  BDA         Centre Reinsurance Holdings (Delaware)
                                                             Limited                                    100.00
Centre Reinsurance Holdings (Delaware) Limited   DE          Orange Stone Reinsurance                   100.00
Centre Reinsurance Limited                       BDA         Centre Solutions (Bermuda) Limited         100.00
Centre Solutions (Bermuda) Limited               BDA         Centre Group Holdings Limited              100.00
Centre Solutions (US) Limited                    BDA         Centre Group Holdings (US) Limited         100.00
Centre Solutions Holdings (Delaware) Limited     DE          Centre Solutions (US) Limited              100.00
CMSH Limited                                     BDA         Zurich Insurance Company                    64.70
CMSH Limited                                     BDA         Zurich International (Bermuda) Ltd.         35.30
Colonial American Casualty & Surety Co.          MD          Fidelity & Deposit Company of Maryland     100.00
Constellation Reinsurance Company                NY          Centre Reinsurance Holdings (Delaware)
                                                             Limited                                    100.00
Crown Management Services Limited                DE          Orange Stone Holdings                      100.00
Daniels-Head Insurance Services, Inc.            TX          Daniels Head Management                    100.00
Daniels Head Management Corp, a Texas
Corporation                                      TX          Specialty Producer Group, Inc.             100.00
Daniels-Head Insurance Agency (GA), Inc.         GA          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (CT), Inc.         CT          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency, Inc. (CA)         CA          Daniels-Head Insurance Agency, Inc. an
                                                             Ohio Corp.                                 100.00
Daniels-Head Insurance Agency (CO), Inc.         CO          Daniels-Head Insurance Agency, Inc., a
                                                             California Corporation                     100.00
Daniels-Head Insurance Agency, Inc. an Ohio      OH          Daniels-Head Management Corp., a Texas
Corp.                                                        Corporation                                100.00
Daniels-Head Insurance Agency, Inc. (NV)         NV          Daniels-Head Management Corp., a Texas
                                                             Corporation                                100.00
Daniels/Head Insurance Agency, Inc., a           KY          Daniels-Head Management Corp., a Texas
Kentucky Corporation                                         Corporation                                100.00
Daniels-Head General Agency, Inc. (TX)           TX          Daniels-Head Management Corp., a Texas
                                                             Corporation                                100.00
Daniels-Head Insurance Agency  (IA) Inc.         IA          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (IL) Inc.          IL          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (IN) Inc.          IN          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (KS) Inc.          KS          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (MA) Inc.          MA          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (MI), Inc.         MI          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (MN), Inc.         MN          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (MO), Inc.         MO          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (NC), Inc.         NC          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (ND), Inc.         ND          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency(NE), Inc.          NE          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (NJ), Inc.         NJ          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency(NY), Inc.          NY          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (PA), Inc.         PA          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (SD), Inc.         SD          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (WA) Inc.          WA          Daniels-Head Insurance Agency, Inc. (CA)   100.00
Daniels-Head Insurance Agency (WI) Inc.          WI          Daniels-Head Insurance Agency, Inc. (CA)   100.00
DH Specialty Insurance Agency, Inc.              IL          Daniels-Head Management Corp., a Texas
                                                             Corporation
Disability Management Services, Inc.             CT          Centre Reinsurance Limited                  40.00
Diversified Specialty Risk                       TX          American Guarantee & Liability Insurance
                                                             Co.                                        100.00
Empire Fire & Marine Insurance Company           NE          Zurich American Insurance Company          100.00

COMPANY                                          DOMICILED   OWNERSHIP                                          %
-------                                          ---------   ---------                                  ----------------
Empire Indemnity Insurance Company               OK          Zurich American Insurance Company          100.00
Empire Management Services, Inc.                 NE          Empire Fire & Marine Insurance Company     100.00
Farmers Group, Inc.                              NV          Zurich Group Holding                       86.625
Farmers Group, Inc.                              NV          Allied Zurich Holdings Limited              10.00
Farmers Group, Inc.                              NV                                                     03.375
Farmers Investment Research & Management, Inc.   NV          Farmers Group, Inc.
Farmers New World Life Insurance Company         WA          Farmers Group, Inc.                        100.00
Farmers Reinsurance Company                      CA          Farmers Group, Inc.                        100.00
Farmers Services Corporation                     NV          Farmers Group, Inc.
Farmers Value Added, Inc.                        NV          Farmers Group, Inc.
Fidelity & Deposit Company of Maryland           MD          Zurich American Insurance Company          100.00
F.I.G. Holding Company                           CA          Fire Underwriters Association
F.I.G. Holding Company                           CA          Truck Underwriters Association              30.00
FIG Leasing Company, Inc.                        CA          Farmers Group, Inc.                         95.20
FIG Leasing Company, Inc.                        CA          Fire Underwriters Association                1.70
FIG Leasing Company, Inc.                        CA          Truck Underwriters Association               3.10
FIG Travel                                       CA          Farmers Group, Inc.                        100.00
Fire Underwriters Association                    CA          Farmers Group, Inc.                        100.00
FKLA Realty Corporation                          IL          Kemper Portfolio Corp.                     100.00
Kemper Corporation                               DE          Zurich Holding Company of America          100.00
Kemper Investors Life Insurance Company          IL          Kemper Corporation                         100.00
Kemper Portfolio Corp.                           DE          Kemper Corporation                         100.00
Kemper Real Estate Management Co.                DE          Kemper Corporation                         100.00
Keswick Realty, Inc.                             IL          Zurich Services Corporation                100.00
KFC Portfolio Corp.                              DE          Kemper Corporation                         100.00
KILICO Realty Corp.                              IL          KFC Portfolio Corp.                           100
KL-75, LL C                                      DE          Kemper Investors Life Insurance Company        30
KL-75, LL C                                      DE          Kemper Corporation                             20
KLMLP, L.P.
Maine Bonding and Casualty Co.                   ME          Maryland Casualty Company                  100.00
Maryland Casualty Company                        MD          Zurich American Insurance Company          100.00
Maryland Insurance Company                       TX          Maryland Casualty Company                  100.00
Maryland Lloyds                                  TX          Maryland Casualty Company
Maryland Management Corp.                        TX          Maryland Casualty Company                  100.00
Maunalua Associates, Inc.                        HI          KFC Portfolio Corp.                         100.0
Minnesota Marketing Center                       MN          Empire Fire & Marine Insurance Company     100.00
National Standard Insurance Company              TX          Maryland Casualty Company                  100.00
Northern Insurance Company of New York           NY          Maryland Casualty Company                  100.00
Orange Stone Holdings                            IRE         CMSH Limited                               100.00
Orange Stone Reinsurance                         IRE         Crown Management Services Limited          100.00
Prematic Service Corporation (CA)                CA          Farmers Group, Inc.                         38.00
Prematic Service Corporation (CA)                CA          Fire Underwriters Association                9.00
Prematic Service Corporation (CA)                CA          Truck Underwriters Association              53.00
Prematic Service Corporation (NV)                NV          Prematic Service Corporation (CA)          100.00
Risk Enterprise Management Limited               DE          Zurich Insurance Company                   100.00
Robert Hampson, Inc.                             CN          Zurich Holding Company of America          100.00
Specialty Producer Group II                      DE          Zurich Holding Company of America          100.00
Specialty Producer Group, Inc.                   DE          American Guarantee & Liability Insurance
                                                             Co.                                         79.00
Steadfast Insurance Company                      DE          Zurich American Insurance Company          100.00
Sterling Forest Management LLC                   DE          Zurich SF Holdings, Inc.                   100.00
Sterling Forest L.L.C.                           DE          Sterling Forest Management LLC             100.00

COMPANY                                            DOMICILED    OWNERSHIP                                       %
-------                                           -----------   ---------                                    -------
THIC Holdings LLC                                 NH
Truck Underwriters Association                    CA            Farmers Group, Inc.                           100.00
Truckwriters, Inc.                                NE            Empire Fire & Marine Insurance Company         80.00
Universal Underwriters Acceptance Corp.           KS            Zurich Holding Company of America             100.00
Universal Underwriters British Virgin Islands     BVI           Universal Underwriters Service Corporation    100.00
Universal Underwriters Insurance Company          KS            Zurich American Insurance Company             100.00
Universal Underwriters Insurance Services, Inc.   MA            Universal Underwriters Insurance Company      100.00
Universal Underwriters Insurance Services of
Alabama, Inc.                                     AL            Universal Underwriters Insurance Company      100.00
Universal Underwriters Life Ins. Co.              KS            Universal Underwriters Insurance Company      100.00
Universal Underwriters Management Company         KS            Zurich Holding Company of America             100.00
Universal Underwriters of Texas Ins. Co.          TX            Universal Underwriters Insurance Company      100.00
Universal Underwriters Service Corp.              MO            Zurich Holding Company of America             100.00
Universal Underwriters Service Corp. of Texas     TX            Zurich Holding Company of America             100.00
Valiant Insurance Company                         IA            Maryland Casualty Company                     100.00
ZC Specialty Insurance Company                    TX            Centre Solutions (US) Limited                 100.00
ZC Sterling Corporation (This company was sold    DE            Centre Financial Services Holdings
as June 30, 2005)                                               Limited                                        98.37
ZC Sterling Insurance Agency (This company was
sold as a sub of ZC Sterling Corporation.)        CA            ZC Sterling Corporation                       100.00
ZFSH, LLC                                         DE            Zurich Holding Company of America             100.00
ZKS Real Estate Partners, LLC                                   Kemper Corporation                             41.67
Zurich Agency Services, Inc.                      TX            Maryland Casualty Company                     100.00
Zurich American Brokerage, Inc.                   NY            Zurich Holding Company of America             100.00
Zurich American Insurance Company                 NY            Zurich Holding Company of America             100.00
Zurich American Insurance Company of Illinois     IL            American Zurich Insurance Company             100.00
Zurich Benefit Finance, LLC                       DE            Zurich Holding Company of America             100.00
Zurich CZI Management, Ltd.                       DE            Zurich Holding Company of America             100.00
Zurich CZI Management Holding, Ltd.               DE            Zurich Holding Company of America             100.00
Zurich E&S                                        CA            Zurich American Insurance Company             100.00
Zurich Finance, USA                               DE            Zurich Holding Company of America             100.00
Zurich Global Investment Advisors, LLC            DE            Zurich Holding Company of America             100.00
Zurich Group Holding                              Switzerland   Zurich Financial Services                      57.00
Zurich Group Holding                              Switzerland   Allied Zurich PLC                              43.00
Zurich Holding Company of America                 DE            Zurich Insurance Company                       99.87
Zurich Holding Company of America                 DE            Crown Management Services Limited              00.13
Zurich Insurance Company                          Switzerland   Zurich Group Holding                         99.9406
Zurich Insurance Company                          Switzerland   Zurich Group Holding                          0.0594
Zurich International (Bermuda) Ltd.               BDA           BG Investments Ltd.                            29.27
Zurich International (Bermuda) Ltd.               BDA           Zurich Insurance Company                       30.31
Zurich International (Bermuda) Ltd.               BDA           Aktiengesellscaft Assuricum                    40.42
Zurich Premium Finance Company                    NE            Empire Fire & Marine Insurance Company        100.00
Zurich Premium Finance Company of California      CA            Empire Fire & Marine Insurance Company        100.00
Zurich Warranty Management Services LTD           UK            Zurich Services Corporation                   100.00
Zurich Services Corp.                             IL            Zurich Holding Company of America             100.00
Zurich SF Holdings LLC                            DE            Zurich American Insurance Company             100.00
Zurich Towers, Inc.                               IL            Zurich Holding Company of America             100.00
Zurich Warranty Solutions, Inc.                   IL            American Zurich Insurance Company             100.00


Zurich Financial Services conducts its primary insurance operations in the United States through:

     (A) Two property/casualty groups, each operating INDEPENDENTLY with its own staff:

               Zurich U.S. Insurance Group

               Farmers Insurance Group

ORGANIZATIONS AFFILIATED WITH FARMERS NEW WORLD LIFE INSURANCE COMPANY

                      COMPANY                        DOMICILED                     OWNERSHIP                       %
                      -------                        ---------                     ---------                    ------
American Federation Insurance Company                FL          Foremost Insurance Company Grand
                                                                 Rapids, Michigan                               100.00
Civic Property & Casualty Co.                        CA          Farmers Insurance Exchange                      80.00
Civic Property & Casualty Co.                        CA          Fire Insurance Exchange                         10.00
Civic Property & Casualty Co.                        CA          Truck Insurance Exchange                        10.00
Corvette General Agency, Inc.                        GA          Foremost Affiliated Insurance Services, Inc.   100.00
Exact Property & Casualty Co.                        CA          Farmers Insurance Exchange                      80.00
Exact Property & Casualty Co.                        CA          Fire Insurance Exchange                         10.00
Exact Property & Casualty Co.                        CA          Truck Insurance Exchange                        10.00
Farmers Financial Solutions, LLC                     NV          FFS Holding, LLC                               100.00
Farmers Insurance Co. of Arizona                     AZ          Farmers Insurance Exchange                      70.00
Farmers Insurance Co. of Arizona                     AZ          Truck Insurance Exchange                        20.00
Farmers Insurance Co. of Arizona                     AZ          Fire Insurance Exchange                         10.00
Farmers Insurance Co. of Idaho                       ID          Farmers Insurance Exchange                      80.00
Farmers Insurance Co. of Idaho                       ID          Truck Insurance Exchange                        13.30
Farmers Insurance Co. of Idaho                       ID          Fire Insurance Exchange                         06.70
Farmers Insurance Co. of Oregon                      OR          Farmers Insurance Exchange                      90.00
Farmers Insurance Co. of Oregon                      OR          Truck Insurance Exchange                        10.00
Farmers Insurance Co. of Washington                  WA          Fire Insurance Exchange                         80.00
Farmers Insurance Co. of Washington                  WA          Truck Insurance Exchange                        20.00
Farmers Insurance Co., Inc.                          KS          Farmers Insurance Exchange                      70.00
Farmers Insurance Co., Inc.                          KS          Truck Insurance Exchange                        20.00
Farmers Insurance Co., Inc.                          KS          Fire Insurance Exchange                         10.00
Farmers Insurance Exchange                           CA          Interinsurance Exchange
Farmers Insurance of Columbus, Inc.                  OH          Farmers Insurance Exchange                     100.00
Farmers New Century Insurance Company                IL          Illinois Farmers Insurance Co.                 100.00
Farmers Services Insurance Agency                    CA          Truck Insurance Exchange                       100.00
Farmers Texas County Mutual Insurance Company        TX          County Mutual Company
FFS Holding, LLC                                     NV          Mid Century Ins. Co.                           100.00
Fire Insurance Exchange                              CA          Interinsurance Exchange
Federation Insurance Services of California, Inc.    CA          Foremost Insurance Company Grand
                                                                 Rapids, Michigan                               100.00
Foremost Affiliated Insurance Services, Inc.         MI          Foremost Corporation of America                100.00
Foremost Affinity Services, Inc.                     MI          Foremost Corporation of America                100.00
Foremost Corporation of America                      MI          Farmers Insurance Exchange                      80.00
Foremost Corporation of America                      MI          Fire Insurance Exchange                         10.00
Foremost Corporation of America                      MI          Truck Insurance Exchange                        10.00
Foremost County Mutual Insurance Company             TX          County Mutual Company
Foremost Express Insurance Agency of Florida, Inc.   FL          Foremost Express Insurance Agency, Inc.        100.00
Foremost Express Insurance Agency, Inc.              MI          Foremost Corporation of America                100.00
Foremost Financial Services Corporation              DE          Foremost Corporation of America                100.00
Foremost Home Brokers, Inc,                          MI          Foremost Corporation of America                100.00
Foremost Home Services Corporation                   MI          Foremost Corporation of America                100.00
Foremost Insurance Company Grand Rapids, Michigan    MI          Foremost Corporation of America                100.00
Foremost Lloyds of Texas                             TX          Lloyds Company
Foremost Property and Casualty Insurance Company     MI          Foremost Insurance Company Grand
                                                                 Rapids, Michigan                               100.00
Foremost Real Estate Company Grand Rapids,           MI          Foremost Corporation of America                100.00
Michigan

                      COMPANY                        DOMICILED                     OWNERSHIP                       %
                      -------                        ---------                     ---------                    ------
Foremost Signature Insurance Company                 MI          Foremost Insurance Company Grand
                                                                 Rapids, Michigan                               100.00
Frontier Insurance Agency, Inc.                      OR          Foremost Affiliated Insurance Services, Inc.   100.00
Illinois Farmers Insurance Co.                       IL          Farmers Insurance Exchange                     100.00
Knight Agency, Inc.                                  KY          Foremost Affiliated Insurance Services, Inc.   100.00
Mid Century Ins. Co.                                 CA          Farmers Insurance Exchange                      80.00
Mid Century Ins. Co.                                 CA          Fire Insurance Exchange                         17.50
Mid Century Ins. Co.                                 CA          Truck Insurance Exchange                        02.50
Mid Century Ins. Co. of Texas                        TX          Farmers Insurance Exchange                     100.00
Neighborhood Spirit Property & Casualty Co.          CA          Farmers Insurance Exchange                      80.00
Neighborhood Spirit Property & Casualty Co.          CA          Fire Insurance Exchange                         10.00
Neighborhood Spirit Property & Casualty Co.          CA          Truck Insurance Exchange                        10.00
Pacific Way Insurance Agency, Inc.                   WA          Foremost Affiliated Insurance Services, Inc.   100.00
Sunrise Insurance Agency of Arizona, Inc.            AZ          Foremost Affiliated Insurance Services, Inc.   100.00
Sunrise Insurance Agency of Texas, Inc.              TX          Foremost Affiliated Insurance Services, Inc.
Sunrise Insurance Agency, Inc.                       NV          Foremost Affiliated Insurance Services, Inc.   100.00
Texas Farmers Insurance Co.                          TX          Farmers Insurance Exchange                      86.30
Texas Farmers Insurance Co.                          TX          Mid Century Ins. Co.                            13.70
Truck Insurance Exchange                             CA          Interinsurance Exchange
Western Star Underwriters, Inc.                      TX          Foremost Corporation of America                100.00

Item 29. Indemnification

     Under its By-laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

     By-Laws of Farmers New World Life Insurance Company (as amended October 24,
1995)

                                   SECTION 47

            INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

     (A) RIGHT OF INDEMNITY. Each person who acts as a Director, officer or employee of the corporation shall be indemnified by the corporation for all sums which he becomes obligated to pay, (including counsel fees, expenses and court costs actually and necessarily incurred by him) in connection with any action, suit or proceeding in which he is made a party by reason of his being, or having been a Director, officer, or employee of the corporation, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his duties as such Director, officer or employee, and except any sum paid to the corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his duties.

     (B) SCOPE OF INDEMNITY. The right of indemnification in this article provided shall inure to each Director, officer and employee of the corporation, whether or not he is such Director, officer or employee at the time he shall become obligated to pay such sums, and whether or not the claim asserted against him is based on matters which antedate the adoption of this article; and in the event of his death shall extend to his legal representatives. Each person who shall act as a Director, officer or employee of the corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any by-law, agreement, vote of stockholders, or otherwise.

     (C) DETERMINATION OF CLAIMS FOR INDEMNITY. The Board of Directors of the corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board which is unaffected by self-interest and willing to act is not obtainable, the Board in its discretion may appoint from among the stockholders who are not Directors or officers or employees of the corporation, a committee of two or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

                              RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

     (a) Other Activity. Farmers Financial Solutions, LLC ("FFS") is one of two principal underwriters for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A.

     (b) Management. The following information is furnished with respect to the officers and directors of FFS:

NAME AND PRINCIPAL BUSINESS ADDRESS       POSITIONS AND OFFICES WITH FFS
-----------------------------------       ------------------------------
C. Paul Patsis(1)                     Chairman of the Board
Donald K. Mealer(2)                   President, Director
Jerry J. Carnahan(3)                  Director
Donnell Reid(4)                       Director
James E. Hansen(5)                    Director
Bardea C. Huppert(2)                  Chief Operating Officer
Steven K. Klein(2)                    Chief Compliance Officer
Jon S. Arima(2)                       Treasurer and Chief Financial Officer
Doren E. Hohl(3)                      Secretary

----------
(1) The principal business address is 3003 - 77th Avenue, S.E. Mercer Island, Washington 98040.

(2) The principal business address is 2423 Galena Avenue, Simi Valley, California 93065.

(3) The principal business address is 4680 Wilshire Boulevard, Los Angeles, California 90010.

(4)  The principal business address is 1281 Pinrun Dr. Ballwin, MO 63011.

(5)  The principal business address is 24646 Pine Way, Corona, California 92883.

     (c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                           (2)
       (1)          NET UNDERWRITING         (3)                                      (5)
NAME OF PRINCIPAL     DISCOUNTS AND    COMPENSATION ON            (4)                OTHER
   UNDERWRITER         COMMISSIONS        REDEMPTION     BROKERAGE COMMISSIONS    COMPENSATION
-----------------   ----------------   ---------------   ---------------------   -------------
       FFS                 N/A               N/A             $10,057,183.94      $2,838,296.24

     OTHER COMPENSATION. FFS' sales representatives and their managers are eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements.

Item 31. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3003 77th Avenue, S.E., Mercer Island, Washington 98040, at 2500 Farmers Way, Columbus, OH 43235, and at McCamish Systems, L.L.C., Insurance Administrators, 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 32. Management Services

     All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

     Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

----------
(1) The principal business address is 4680 Wilshire Boulevard, Los Angeles, CA 90010.

(2)  The principal business address is Mythenqvai 2, 8022 Zurich Switzerland.

(3) The principal business address is 3003 - 77th Ave. SE, Mercer Island, WA 98040.

(4)  The principal business address is 801 2nd Ave., Seattle, WA 98104.

(5)  The principal business address is 1201 3rd Ave., #3390, Seattle, WA 98101.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 9 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 24th day of April, 2006.


                                        FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
                                        (Registrant)


Attest: /s/ Brian F. Kreger             By: /s/ C. Paul Patsis
        -----------------------------       ------------------------------------
        Brian F. Kreger                     C. Paul Patsis
        Vice President, Corporate           President
        Secretary, and General              Farmers New World Life Insurance
        Counsel                             Company
        Farmers New World Life
        Insurance Company


                                        FARMERS NEW WORLD LIFE INSURANCE COMPANY
                                        (Depositor)


Attest: /s/ Brian F. Kreger             By: /s/ C. Paul Patsis
        -----------------------------       ------------------------------------
        Brian F. Kreger                     C. Paul Patsis
        Vice President, Corporate           President
        Secretary, and General              Farmers New World Life Insurance
        Counsel                             Company
        Farmers New World Life
        Insurance Company

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                               TITLE                                      DATE
---------                               -----                                      ----


                                        Director                                   April 24, 2006
-------------------------------------
Jerry J. Carnahan*


                                        Chairman of the Board and Director         April 24, 2006
-------------------------------------
Peter Eckert*


                                        Director                                   April 24, 2006
-------------------------------------
Paul N. Hopkins*


                                        Chief Marketing Officer, Vice President,   April 24, 2006
-------------------------------------   and Director
Michael W. Keller*


                                        Vice President, Chief Actuary, and         April 24, 2006
-------------------------------------   Director
Ryan R. Larson*

SIGNATURE                               TITLE                                      DATE
---------                               -----                                      ----


                                        President, Chief Executive Officer, and    April 24, 2006
-------------------------------------    Director
C. Paul Patsis*                          (Principal Executive Officer)


                                        Vice President, Assistant Secretary, and   April 24, 2006
-------------------------------------   Director
James I. Randolph*


                                        Director                                   April 24, 2006
-------------------------------------
Gary R. Severson*


                                        Director                                   April 24, 2006
-------------------------------------
John F. Sullivan, Jr.*


                                        Vice President and Chief Financial         April 24, 2006
-------------------------------------   Officer
Oscar Tengtio *                         (Principal Financial Officer and
                                        Principal Accounting Officer)


/s/ C. Paul Patsis                      On April 24, 2006 as Attorney-in-Fact pursuant to powers
-------------------------------------   of attorney filed herewith or by previous amendment.
* By: C. Paul Patsis

                                  EXHIBIT INDEX


Exhibit (j)(1)   Power of Attorney


Exhibit (k)(1)   Opinion of Brian F. Kreger, Esquire

Exhibit (n)(1)   Consent of Sutherland Asbill & Brennan LLP

Exhibit (n)(2)   Consent of PricewaterhouseCoopers LLP